                              AMERICAN

                                           SKANDIA
                                                    TRUST

                              -----------------------------------------------
                                               ANNUAL REPORT
                              -----------------------------------------------

                                             DECEMBER 31, 1999

PERFORMANCE INFORMATION AND COMMENTARY
--------------------------------------------------------------------------------

The following pages present information on the investment performance of each Portfolio (other than the AST Money Market Portfolio), which had been in operation for six months or more at December 31, 1999, including comparisons with relevant market indexes. Commentary by each Portfolio's sub-advisor regarding its performance and relevant market conditions is also provided.

EXPLANATIONS OF MARKET INDEXES

S&P 500 INDEX -- The Standard & Poor's 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and over-the-counter market.

S&P MID-CAP 400 INDEX -- The Standard & Poor's Mid-Cap 400 Index is an unmanaged capitalization-weighted index of 400 domestic stocks chosen for market size (median market capitalization of about $2.7 billion as of December 1999).

RUSSELL 2000 INDEX -- The Russell 2000 Index is an unmanaged capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

NAREIT INDEX -- The NAREIT Equity REIT Index is an unmanaged capitalization-weighted index comprised of all tax-qualified Real Estate Investment Trusts listed on the New York Stock Exchange, American Stock Exchange and NASDAQ National Market System.

ML HIGH YIELD INDEX -- The Merrill Lynch High Yield Index is an unmanaged index of publicly traded non-convertible U.S. bonds rated below investment grade.

ML 1-3 YEAR INDEX -- The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of treasury issues with maturities ranging from 1-2.99 years.

LB AGGREGATE INDEX -- The Lehman Brothers Aggregate Bond Index is an unmanaged capitalization-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

MSCI EAFE INDEX -- The Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets.

SB EXTENDED MARKET INDEX -- The Salomon Brothers Extended Market Index is an unmanaged capitalization-weighted index of the smallest 20%, based on market capitalization, of all institutionally available non-U.S. stocks.

JPM NON-U.S. GOV'T BOND INDEX -- The J.P. Morgan Non-U.S. Government Bond Index is an unmanaged capitalization-weighted index of government bond markets in Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden and the United Kingdom.

BLENDED INDEX -- The Blended Index is calculated by weighting the S&P 500 Index at 60% and the Lehman Brothers Government/Corporate Bond Index at 40%. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprised of intermediate and long-term government and investment grade corporate debt securities.

All index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

AST AIM INTERNATIONAL EQUITY PORTFOLIO
(FORMERLY THE AST PUTNAM INTERNATIONAL EQUITY PORTFOLIO)

--------------------------------------------------------------------------------

The AST AIM International Equity Portfolio achieved a total return of 64.13% in 1999, substantially outperforming the return of 26.96% for the unmanaged MSCI EAFE Index.

On May 4, 1999 A I M Capital Management, Inc. replaced Putnam as the Portfolio's sub-advisor and the name of the Portfolio changed to the AST AIM International Equity Portfolio.

The superb investment return by the Portfolio was primarily driven by two distinct factors. Firstly, global markets staged a sharp rebound as economic activity stabilized and dire warnings of financial dislocation failed to materialize. Secondly, the equity selection process concentrated upon earnings growth potential which generated superior returns throughout the year. Portfolio holdings in technology and communications posted exceptional results as businesses' investments in productivity, the Internet, telecommunications and Y2K preparation accelerated. The Portfolio maintained a focus upon consumer issues, which benefited from employment and income gains in Europe and North America. Underweighting financial issues and utilities also contributed to relative performance.

AIM is optimistic on the outlook for the financial markets. They believe that the prospects for economic growth are favorable, and that the potential benefits of a synchronized global economic rebound should not be underestimated. Importantly, inflation remains a nonevent, and globalization trends mandate restructuring, enhanced merger and acquisition activity, and an increased focus upon shareholder value.

[AST AIM INTERNATIONAL EQUITY PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                                AST AIM INTERNATIONAL EQUITY
                                                                         PORTFOLIO                       MSCI EAFE INDEX
                                                                ----------------------------             ---------------
12/89                                                                     10000.00                           10000.00
12/90                                                                      9695.00                            7655.00
12/91                                                                     10374.00                            8584.00
12/92                                                                      9509.00                            7539.00
12/93                                                                     12942.00                            9994.00
12/94                                                                     13283.00                           10771.00
12/95                                                                     14612.00                           11978.00
12/96                                                                     16021.00                           12702.00
12/97                                                                     18930.00                           12928.00
12/98                                                                     22734.00                           15513.00
12/99                                                                     37312.00                           19696.00

                                                               1 Year        5 Year         10 Year
                                                               ------        ------         -------
AVERAGE ANNUAL TOTAL RETURNS                                   64.13%        22.94%         14.07%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST LORD ABBETT GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 1999, the AST Lord Abbett Growth and Income Portfolio generated a 16.09% total return, compared with a return of 21.04% for the unmanaged S&P 500 Index. Value stocks again underperformed growth stocks, as demonstrated by the return of 12.72% for the S&P 500 Barra Value Index.

Evidence of a global economic recovery emerged early in 1999. Much of the global rebound could be attributed to the Federal Reserve Board's last interest rate cut in the autumn of 1998 and rapid increases in the monetary supply in an attempt to pump liquidity into many of the world's faltering economies. As global markets continued to improve throughout 1999, the Federal Reserve decided that this stimulus was no longer needed, resulting in a series of autumn interest rate hikes. Rising interest rates in recent months caused the following leadership shift in the stocks of large companies: interest-rate-sensitive sectors such as electric utilities and financial services underperformed, whereas technology stocks demonstrated tremendous relative strength despite their high valuations.

Over the course of the year, the Portfolio remained underweighted in the financial services sector, in anticipation of rising interest rates. Likewise, it was well positioned to benefit from the leadership position of the technology sector, with select holdings generating strong gains. Lord Abbett also increased the Portfolio's exposure in basic materials industries, in anticipation of further global economic recovery throughout 2000 and 2001.

Lord Abbett expects to see global economic growth continue throughout the coming year. In response, they are adding holdings in companies that this recovery is likely to favor, such as those producing basic materials and capital goods.

[AST LORD ABBET GROWTH AND INCOME PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                              AST LORD ABBETT GROWTH & INCOME
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                              -------------------------------             -------------
5/1/92                                                                    10000.00                           10000.00
12/92                                                                     10700.00                           10725.00
12/93                                                                     12164.00                           11804.00
12/94                                                                     12434.00                           11959.00
12/95                                                                     16029.00                           16447.00
12/96                                                                     19003.00                           20221.00
12/97                                                                     23549.00                           26965.00
12/98                                                                     26488.00                           34671.00
12/99                                                                     30750.00                           41965.00

                                                                                     Since Inception
                                                        1 Year        5 Year            on 5/1/92
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            16.09%        19.85%             15.76%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST JANCAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

For the year 1999, the AST JanCap Growth Portfolio achieved a total return of 55.01%, significantly outperforming the unmanaged S&P 500 Index's return of 21.04%.

Many of the Portfolio's technology holdings gained, including a substantial advance by America Online, which benefited from its continuing ability to add subscribers as well as its ability to leverage its brand in unique and profitable ways. Microsoft also traded higher despite the company's ongoing battle with antitrust officials. Cisco Systems, which boasts nearly a 100% market share for Internet connectivity hardware and stands to benefit from the explosive growth in Internet traffic, was another standout. Meanwhile, Sprint PCS, with its all-digital wireless network, is keenly poised to benefit from the explosion of wireless data and Internet services. Also in the wireless area, Janus added to the Portfolio's already sizable position in Nokia, the world's leading supplier of cellular phones, and remains very optimistic on the outlook for the entire wireless industry. Both Sprint PCS and Nokia ranked among the Portfolio's most profitable positions during 1999. Meanwhile, pharmaceutical holdings, such as Pfizer, continued to disappoint.

The past year has been truly remarkable. However, as we move ahead, Janus believes it's important to rationalize our expectations. With interest rates likely heading higher, periods of extreme volatility will almost certainly emerge during the coming year. However, Janus will continue to focus on identifying great franchises whose potential has not yet been fully appreciated by the market.

[AST JANCAP GROWTH PORTFOLIO PERFORMANCE GRAPH]

COMPARISON OF CHANGE IN THE VALUE
OF A $10,000 INVESTMENT

                                                                AST JANCAP GROWTH PORTFOLIO               S&P 500 INDEX
                                                                ---------------------------               -------------
11/6/92                                                                   10000.00                           10000.00
12/92                                                                     10530.00                           10474.00
12/93                                                                     11780.00                           11528.00
12/94                                                                     11248.00                           11679.00
12/95                                                                     15520.00                           16063.00
12/96                                                                     19921.00                           19748.00
12/97                                                                     25630.00                           26335.00
12/98                                                                     43124.00                           33860.00
12/99                                                                     66847.00                           40984.00

                                                                                     Since Inception
                                                        1 Year        5 Year           on 11/6/92
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            55.01%        42.82%             30.41%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------

The AST Neuberger Berman Mid-Cap Value Portfolio posted a 5.67% total return for the year ended December 31, 1999, compared with a return of 14.72% for the unmanaged S&P Mid-Cap 400 Index. The Portfolio's return compared favorably to the S&P Mid-Cap 400/Barra Value Index, which produced a total return of 2.32%, largely as a result of successful security selection and sector allocation strategies.

Stronger-than-expected economic growth and higher interest rates constrained the performance of mid-cap stocks for much of the year. Until the fourth quarter, only a handful of growth-oriented technology and telecommunications stocks drove the market averages higher. In the fourth quarter, a more broad-based rally began to emerge, sending most major stock market averages to new highs on the last trading day of 1999. However, value-oriented stocks were the notable exception to this list of winners.

In this environment, the Portfolio's performance was favorably impacted by investments in communications services and technology. Declines in the financial sector due to higher interest rates detracted from performance.

Looking forward, Neuberger Berman believes that the global economy's persistent strength may translate into higher earnings for economically sensitive companies, especially in industries such as paper and chemical manufacturing with little new capacity and rising demand. Yet, they remain cautious regarding the broader U.S. stock market, where concerns about potentially higher interest rates and deteriorating credit quality could offset the positive effects of a strong economy.

[AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                  AST NEUBERGER BERMAN
                                                 MID-CAP VALUE PORTFOLIO      S&P MID-CAP 400 INDEX           S&P 500 INDEX
                                                 -----------------------      ---------------------           -------------
5/4/93                                                  10000.00                    10000.00                    10000.00
12/31/93                                                10790.00                    11138.00                    10707.00
12/31/94                                                10040.00                    10738.00                    10848.00
12/31/95                                                12664.00                    14058.00                    14919.00
12/31/96                                                14124.00                    16755.00                    18342.00
12/31/97                                                17855.00                    22158.00                    24460.00
12/31/98                                                17439.00                    26393.00                    31449.00
12/31/99                                                18428.00                    30278.00                    38066.00

                                                                                     Since Inception
                                                        1 Year        5 Year            on 5/4/93
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            5.67%         12.91%              9.60%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST AIM BALANCED PORTFOLIO
(FORMERLY THE AST PUTNAM BALANCED PORTFOLIO)

--------------------------------------------------------------------------------

The AST AIM Balanced Portfolio posted a total return of 20.85% for the year ended December 31, 1999. This return compares most favorably to the unmanaged blended benchmark index (60% S&P 500/40% Lehman Brothers Government/Corporate Bond Index) return of 11.40%.

On May 4, 1999 A I M Capital Management, Inc. replaced Putnam as the Portfolio's sub-advisor and the name of the Portfolio changed to the AST AIM Balanced Portfolio.

The Portfolio maintained a significant exposure to both technology and telecommunication issues, which posted strong returns. Specifically, portfolio holdings benefited from efforts to prepare for Y2K and greater spending on technology products and services, which serve to reduce costs and enhance productivity. Additionally, the Portfolio maintained a commitment to the consumer sector as record low unemployment, higher personal income and strong trends in overall economic activity provided a favorable consumer environment. Equally important to results, was AIM's decision to underweight financial issues and utilities, which generally posted less favorable returns.

As we enter the new year, AIM remains decidedly optimistic on the outlook for the financial markets. This favorable point of view is due to the sub-advisor's belief that the current business expansion in the U.S. will continue unabated, and that the prospects for a resurgence of global economic growth remain positive. Furthermore, the continued absence of adverse inflationary developments should serve to aid both the equity and fixed income markets.

[AST AIM BALANCED PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                                 AST AIM BALANCED PORTFOLIO               BLENDED INDEX
                                                                 --------------------------               -------------
5/4/93                                                                    10000.00                           10000.00
12/93                                                                     10570.00                           10697.00
12/94                                                                     10580.00                           10636.00
12/95                                                                     12971.00                           13824.00
12/96                                                                     14427.00                           15848.00
12/97                                                                     17064.00                           19596.00
12/98                                                                     19258.00                           23779.00
12/99                                                                     23273.00                           26489.00

                                                                                     Since Inception
                                                        1 Year        5 Year            on 5/4/93
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            20.85%        17.08%             13.51%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST FEDERATED HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------

The AST Federated High Yield Portfolio achieved a total return of 2.00% for 1999, compared to 1.57% for the unmanaged ML High Yield Index. The Portfolio's overweight in the B-rated sector aided performance, as this sector outperformed both the more interest rate-sensitive BB-rated sector and the more credit-impacted CCC-rated sector. In terms of industry performance, an overweight in telecommunications and cable television benefited performance, while weakness in healthcare and textiles hurt performance. Strong individual performers included United GlobalCom, Triton PCS, Tekni-plex and Telesystems International. On the negative side, underperforming positions included Jitney Jungle Stores, Paging Network, Genesis Health and Pillowtex.

Looking into 2000, Federated believes that strong economic growth worldwide, coupled with attractive yield spreads will lead to good relative performance for high yield bonds. However, possible Fed rate increases to slow the domestic economy may temper absolute returns. Federated believes default rates, which increased in 1999 to their highest level in 8 years, will remain above average for the next few quarters. However, given the high percentage of securities currently trading at distressed levels, the performance impact of these defaults has, to some degree, already been felt.

From a portfolio perspective, Federated continues to like the telecommunications sector, as strong operating gains and consolidation activity provide opportunities for strong relative returns. The sub-advisor thinks that cable TV plant upgrades in both the U.S. and western Europe will lead to strong performance by holdings in companies such as UPC/ United Pan European, NTL and Charter Communications. They also believe that specific holdings in healthcare and chemicals, which underperformed in 1999, are poised to rebound in 2000.

[AST FEDERATED HIGH YIELD PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                                  AST FEDERATED HIGH YIELD
                                                                         PORTFOLIO                     ML HIGH YIELD INDEX
                                                                  ------------------------             -------------------
1/4/94                                                                    10000.00                           10000.00
12/94                                                                      9690.00                            9886.00
12/95                                                                     11587.00                           11854.00
12/96                                                                     13161.00                           13166.00
12/97                                                                     14950.00                           14854.00
12/98                                                                     15339.00                           15398.00
12/99                                                                     15646.00                           15641.00

                                                                                     Since Inception
                                                        1 Year        5 Year            on 1/4/94
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            2.00%         10.06%              7.75%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------

The AST T. Rowe Price Asset Allocation Portfolio had a total return of 10.28% for 1999, compared with a return of 11.40% for the unmanaged blended benchmark index (60% S&P 500 Index/40% Lehman Brothers Government/ Corporate Bond Index). An overweighting in fixed income securities hampered overall returns relative to the benchmark index during 1999's rising interest rate environment.

Large-cap U.S. stocks produced their fifth consecutive year of returns in excess of 20%, which was made possible by a strong fourth quarter rally. The rally in the fourth quarter reflected a significant broadening in the equity markets, as international and small-cap stocks saw sharp gains. Among domestic large-cap stocks, valuation disparities between growth and value stocks grew even more pronounced in 1999.

T. Rowe Price expects the U.S. economy to slow somewhat during the next year, although consumption is still robust, which has been putting upward pressure on interest rates. They expect the Fed to remain vigilant in its fight to head off inflation before it becomes a problem, but real interest rates are already high -- providing attractive income for investors -- and the Fed appears to be ahead of the inflation curve so far. Overall, the sub-advisor foresees a lessening of volatility in the financial markets and an improvement in bond liquidity compared with 1999. Accordingly, they believe bonds offer an attractive opportunity for investors searching for income and long-term appreciation. On the equity side of the ledger, T. Rowe Price expects corporate profit growth to remain strong, getting a boost from continuing high demand from domestic and, increasingly, international consumers. In this environment, they remain optimistic about the prospects for attractive stock and bond returns over the long term.

[AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                                  AST T. ROWE PRICE ASSET
                                                                    ALLOCATION PORTFOLIO                  BLENDED INDEX
                                                                  -----------------------                 -------------
1/4/94                                                                     10000                              10000
12/94                                                                       9940                               9943
12/95                                                                      12262                              12923
12/96                                                                      13874                              14816
12/97                                                                      16426                              18319
12/98                                                                      19442                              22230
12/99                                                                      21441                              24763

                                                                                     Since Inception
                                                        1 Year        5 Year            on 1/4/94
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            10.28%        16.62%             13.57%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST PIMCO TOTAL RETURN BOND PORTFOLIO

--------------------------------------------------------------------------------

The AST PIMCO Total Return Bond Portfolio had a total return of -1.09% for 1999. This compares to a return of -0.83% for the unmanaged LB Aggregate Index.

1999 was the worst year in the domestic U.S. bond market since 1994, as investors anticipated that more Federal Reserve tightening would be required to prevent the economy from overheating. While duration (interest rate sensitivity of the Portfolio) was held below the index, it was not low enough to overcome the negative effects of rising intermediate term rates as the Portfolio had an intermediate maturity emphasis.

PIMCO does not expect large interest rate movement in either direction during the year 2000; they believe therefore, that yield enhancement will offer better opportunity for outperformance than interest rate based strategies in such a low-volatility environment.

[AST PIMCO TOTAL RETURN BOND PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                                AST PIMCO TOTAL RETURN BOND
                                                                         PORTFOLIO                      LB AGGREGATE INDEX
                                                                ---------------------------             ------------------
1/4/94                                                                    10000.00                           10000.00
12/94                                                                      9750.00                            9708.00
12/95                                                                     11581.00                           11501.00
12/96                                                                     11977.00                           11917.00
12/97                                                                     13160.00                           13071.00
12/98                                                                     14405.00                           14205.00
12/99                                                                     14247.00                           14087.00

                                                                                     Since Inception
                                                        1 Year        5 Year            on 1/4/94
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            -1.09%        7.88%               6.08%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST INVESCO EQUITY INCOME PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 1999, the AST INVESCO Equity Income Portfolio showed a total return of 11.74%, compared to 21.04% for the unmanaged S&P 500 Index.

The Portfolio's equity holdings (approximately 74% of total net assets at year-end) performed strongly during the year as the equity markets, once again, significantly outperformed the fixed income markets. Though underperforming the S&P 500, the Portfolio's fixed income investments continue to raise the overall portfolio yield and enhance the defensive characteristics of the Portfolio. The Portfolio is over-weighted in basic materials, communications, consumer cyclical, consumer staples, energy, financial services, and healthcare. Technology and utilities are under-weighted in the Portfolio. The Portfolio benefited from strong relative performance by its basic material, consumer cyclicals, energy, and technology stocks. The Portfolio's fixed income component outperformed the Lehman Brothers Government/Corporate Bond Index.

INVESCO Funds Group expects that U.S. GDP growth and corporate profits will continue to exhibit strength and provide solid support for the equity markets in 2000. Rising interest rates are a concern with the yield on the thirty-year treasury approaching 6.75%. However, on a historical basis, interest rates remain low and the sub-advisor is comforted by the strong profit outlook. Though selected commodity prices are strengthening, broad inflationary measures such as the CPI and PPI remain benign.

[AST INVESCO EQUITY INCOME PORTFOLIO PERFORMANCE GRAPH]
COMPARISON OF CHANGE IN THE VALUE
OF A $10,000 INVESTMENT

                                                                 AST INVESCO EQUITY INCOME
                                                                         PORTFOLIO                          S&P INDEX
                                                                 -------------------------                  ---------
1/4/94                                                                    10000.00                           10000.00
12/94                                                                      9750.00                           10165.00
12/95                                                                     12682.00                           13981.00
12/96                                                                     14849.00                           17189.00
12/97                                                                     18313.00                           22921.00
12/98                                                                     20755.00                           29471.00
12/99                                                                     23192.00                           35672.00

                                                                                     Since Inception
                                                        1 Year        5 Year            on 1/4/94
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            11.74%        18.92%             15.07%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST JANUS SMALL-CAP GROWTH PORTFOLIO
(FORMERLY THE FOUNDERS CAPITAL APPRECIATION PORTFOLIO)

--------------------------------------------------------------------------------

The AST Janus Small-Cap Growth Portfolio achieved a total return of 141.96% for 1999, significantly outperforming the unmanaged Russell 2000 Index's return of 21.26%.

On January 1, 1999 Janus Capital Corporation replaced Founders Asset Management LLC as the Portfolio's sub-advisor, and the name of the Portfolio changed to the AST Janus Small-Cap Growth Portfolio.

1999 proved to be a remarkable year for equity investors as stocks advanced strongly. Although interest rates moved persistently higher throughout the period, many issues, particularly shares of technology and telecommunications companies, recorded once in a lifetime gains.

Although the Portfolio's performance was supported by holdings from a diverse group of industries, Internet infrastructure and telecommunications component manufacturers stood out. Applied Micro Circuits, whose products transmit voice and data over telecommunications networks, gained over 1000%. The Portfolio also enjoyed solid gains from Verio and Exodus, two companies that host corporate Web sites, and biotech concern QLT Phototherapeutics.

Looking ahead, with interest rates likely moving higher in the coming year, Janus believes volatility will certainly persist as investors constantly reassess equity valuations. While market fluctuations can be unsettling, Janus will continue to focus on identifying the best opportunities in the small-cap universe.

[AST JANUS SMALL-CAP GROWTH PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                   AST JANUS SMALL-CAP
                                                    GROWTH PORTFOLIO              S&P 500 INDEX            RUSSELL 2000 INDEX
                                                   -------------------            -------------            ------------------
1/4/94                                                  10000.00                    10000.00                    10000.00
12/94                                                   10840.00                    10165.00                     9743.00
12/95                                                   14369.00                    13981.00                    12514.00
12/96                                                   17249.00                    17189.00                    14583.00
12/97                                                   18286.00                    22921.00                    17845.00
12/98                                                   18926.00                    29471.00                    17380.00
12/99                                                   45793.00                    35672.00                    21087.00

                                                                                     Since Inception
                                                        1 Year        5 Year            on 1/4/94
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                           141.96%        33.40%             28.89%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

The AST T. Rowe Price International Equity Portfolio achieved a total return of 31.95% for 1999, outperforming the 26.96% return of the unmanaged MSCI EAFE Index.

Country weighting relative to the benchmark index was broadly neutral for the year. An underweight position in Japan subtracted considerable value, while an overweight position in Latin America added significant value. The sector which added the most value was overweighting electronic components. Overweighting the consumer electronics sector and underweighting the utilities and insurance sectors were also positive.

At year-end Europe accounted for about 60% of the Portfolio compared to just over 70% a year ago. Japan rose from nearly 17% of the Portfolio last year to roughly 23%, below the benchmark's 27%. Somewhat over 9% was invested elsewhere in the Pacific, above the 6% benchmark allocation, reflecting Rowe Price-Fleming's increased optimism as the Asian crisis passed. Latin American holdings continue to represent about 4% of the Portfolio.

Rowe Price-Fleming expects stronger economic growth in Europe. In Japan, declining domestic demand and capital expenditure, together with the potential for a strong yen, are liable to keep the economy weak. Elsewhere in Asia, economic recovery is well under way and they expect it to continue. The sub-advisor believes that international economies are poised for better growth with moderate inflation in 2000. They believe greater-than-expected progress in restructuring and reform during 1999, as well as mergers and acquisitions, have enhanced the earning potential of international companies and provided a positive backdrop for international stock markets in the year ahead.

[AST T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                              AST T. ROWE PRICE INTERNATIONAL
                                                                      EQUITY PORTFOLIO                   MSCI EAFE INDEX
                                                              -------------------------------            ---------------
1/4/94                                                                    10000.00                           10000.00
12/94                                                                      9620.00                           10728.00
12/95                                                                     10687.00                           11930.00
12/96                                                                     12201.00                           12651.00
12/97                                                                     12387.00                           12876.00
12/98                                                                     14102.00                           15451.00
12/99                                                                     18608.00                           19618.00

                                                                                     Since Inception
                                                        1 Year        5 Year            on 1/4/94
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            31.95%        14.10%             10.91%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO

--------------------------------------------------------------------------------

The AST T. Rowe Price International Bond Portfolio produced disappointing results for 1999, with a total return of -8.33%, which trailed the unmanaged JPM Non-U.S. Government Bond Index return of -6.17%.

Absolute performance was negative for the year as the Euro continued to weaken. This weakness was partly offset by a further strengthening in the Yen. Most of the major bond markets provided negative returns, with the exception of Japan. The Portfolio's 5% exposure to emerging markets provided a strong contribution to both absolute and relative performance. An underweighting in Japan detracted from performance as this market again performed better than expected.

Although the Federal Reserve will want to rein in growth in the U.S., Rowe Price-Fleming believes there is less need to do so elsewhere. Where economic growth edges above sustainable rates it will not do so by enough to close the accumulated output gap. The sub-advisor believes inflation will remain steady across G7 (and very low to negative in Japan), but that fears of interest rate rises will help to maintain a negative tone in bond markets, at least during the first quarter. However, attractive real interest rates relative to recent history could stabilize bonds thereafter.

Although non-government spreads have performed well since mid-1999, the sub-advisor believes they have only returned to fair value levels. Rowe Price-Fleming believes that the Euro's inauspicious start, falling 15% against the U.S. dollar and 25% versus the Japanese yen last year, has left Europe's fledgling currency sharply undervalued and that with Europe's economy showing widespread improvement, the Euro should be able strengthen.

[AST T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                              AST T. ROWE PRICE INTERNATIONAL
                                                                       BOND PORTFOLIO             JPM NON-U.S. GOV'T BOND INDEX
                                                              -------------------------------     -----------------------------
5/3/94                                                                    10000.00                           10000.00
12/94                                                                      9680.00                           10293.00
12/95                                                                     10755.00                           12467.00
12/96                                                                     11398.00                           13124.00
12/97                                                                     11009.00                           12628.00
12/98                                                                     12629.00                           14937.00
12/99                                                                     11577.00                           14015.00

                                                                                     Since Inception
                                                        1 Year        5 Year            on 5/3/94
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            -8.33%        3.64%               2.62%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

The AST Neuberger Berman Mid-Cap Growth Portfolio produced a 51.37% total return for the year ended December 31, 1999, compared with a return of 14.72% for the unmanaged S&P Mid-Cap 400 Index.

While 1999 was a good year for most segments of the U.S. stock market, it was particularly rewarding for mid-cap growth stocks, as represented by the S&P Mid-Cap 400/Barra Growth Index, which returned 28.74%. The Portfolio's co-managers believe that the recent strength of mid-cap growth stocks, compared to large-cap growth stocks, provides evidence that investors may have come to recognize mid-caps' fundamental advantages over their large-cap counterparts. More specifically, mid-cap growth stocks have recently traded at sharply lower valuations than large-cap stocks, but have had superior earnings growth prospects.

The technology sector contributed the most to the Portfolio's performance during 1999. Positive contributors to performance from this sector included Citrix Systems, a software manufacturer and one of the Portfolio's top holdings at year-end. Another top-ten position, Checkfree Holdings, the electronic bill payment service, also provided attractive returns. Good stock selection in the consumer staples and financials sectors also contributed positively to performance during the year. On the other hand, the energy, health care and utilities sectors detracted from returns.

Looking forward, Neuberger Berman is optimistic that the mid-cap growth sector's strong performance in 1999 will remind investors of the good long term performance of mid-cap investing, particularly among mid-cap companies that have surpassed analysts' earnings and revenue growth expectations.

[AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                  AST NEUBERGER BERMAN
                                                MID-CAP GROWTH PORTFOLIO      S&P MID-CAP 400 INDEX           S&P 500 INDEX
                                                ------------------------      ---------------------           -------------
10/20/94                                                10000.00                    10000.00                    10000.00
12/94                                                    9970.00                     9756.00                     9900.00
12/95                                                   12405.00                    12772.00                    13615.00
12/96                                                   14431.00                    15223.00                    16739.00
12/97                                                   16839.00                    20131.00                    22322.00
12/98                                                   20317.00                    23979.00                    28701.00
12/99                                                   30755.00                    27508.00                    34739.00

                                                                                     Since Inception
                                                        1 Year        5 Year           on 10/20/94
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            51.37%        25.27%             24.10%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST FOUNDERS PASSPORT PORTFOLIO

--------------------------------------------------------------------------------

The AST Founders Passport Portfolio achieved a total return of 89.71% in 1999, significantly outperforming its benchmark, the unmanaged SB Extended Market Index, which returned 19.65%.

Early in the year, the Portfolio was underweight in Japan, but in mid-year Founders' research located many promising investment opportunities in Japan. An increased exposure to this high-performing region served the Portfolio in good stead during the remainder of the year. The sub-advisor also purchased more companies in the United Kingdom, Germany, and Sweden.

Founders utilizes an intensive, bottom-up research process to attempt to identify the world's best small companies, regardless of region or market sector. Several themes have emerged from their research efforts. For example, the Portfolio is investing in companies Founders believes will benefit from:

- "The Internet" -- The growth of the World Wide Web has allowed companies to do business globally without having to develop a costly infrastructure.

- "Outsourcing" -- A strong trend across the globe, outsourcing helps companies focus more sharply on their core businesses by farming out operational and developmental activities to third parties.

- "Demographic Shifts" -- The population of the world, not just America, is aging, and many companies stand to benefit as retirees begin to take more advantage of leisure activities.

[AST FOUNDERS PASSPORT PORTFOLIO PORTFOLIO PERFORMANCE GRAPH]

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

                                                  AST FOUNDERS PASSPORT
                                                        PORTFOLIO           SB EXTENDED MARKET INDEX         MSCI EAFE INDEX
                                                  ---------------------     ------------------------         ---------------
5/2/95                                                    10000                       10000                       10000
12/95                                                     10330                       10281                       10354
12/96                                                     11664                       11025                       10980
12/97                                                     11901                        9989                       11175
12/98                                                     13201                       11203                       13410
12/99                                                     25043                       13404                       17026

                                                                         Since Inception
                                                              1 Year        on 5/2/95
                                                              ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                                  89.71%       21.72%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

--------------------------------------------------------------------------------

The AST T. Rowe Price Natural Resources Portfolio had a total return of 28.11% for the year 1999, compared to a return of 21.04% for the unmanaged S&P 500 Index.

The year 1999 was one of recovery in the world's key economies, and not coincidentally, of a resurgence in commodity prices and natural resource equities. Just as the 1997-98 recession in Asia was accompanied by a decline in consumption of basic materials, so the upturn which took hold in 1999, combined with economic growth in the U.S. and Europe, saw a pickup in demand for oil, metals, forest products, chemicals and other industrial commodities. A classic cyclical recovery in most natural resource industry sectors was the result.

One of the biggest surprises of the year in the commodity sector has been the continued strength in energy prices. The price of crude oil has almost tripled from its lows of early 1999. While energy stocks have performed well, they have nonetheless lagged the improvement in oil prices. T. Rowe Price has taken advantage of this disparity by purchasing several new energy stocks and by adding to positions in oil service, exploration and production companies.

Another key feature of the natural resource industry landscape has been the proliferation of merger and acquisition activity. The late 1990s saw some of the lowest prices ever in inflation adjusted terms for many commodities, leading to a willingness on the part of many company managements to seek the benefits of scale and cost rationalization that could be achieved through mergers and takeovers. T. Rowe Price expects consolidation in the natural resources sector to continue, and seeks to position the Portfolio to be exposed to benefit from this trend.

[AST ROWE PRICE NATURAL RESOURCES PORTFOLIO PERFORMANCE GRAPH]

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

                                                                 AST T. ROWE PRICE NATURAL
                                                                    RESOURCES PORTFOLIO                   S&P 500 INDEX
                                                                 -------------------------                -------------
5/2/95                                                                    10000.00                           10000.00
12/95                                                                     11110.00                           12170.00
12/96                                                                     14525.00                           14963.00
12/97                                                                     15018.00                           19953.00
12/98                                                                     13242.00                           25655.00
12/99                                                                     16964.00                           31052.00

                                                                         Since Inception
                                                              1 Year        on 5/2/95
                                                              ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                                  28.11%       11.98%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST PIMCO LIMITED MATURITY BOND PORTFOLIO

--------------------------------------------------------------------------------

The AST PIMCO Limited Maturity Bond Portfolio had a total return of 3.37% for the year 1999, compared with a return on the unmanaged ML 1-3 Year Index of 3.06%.

1999 was the worst year in the domestic U.S. bond market since 1994, as investors anticipated that more Federal Reserve tightening would be required to prevent the economy from overheating. Exposure to mortgage, corporate and emerging market securities contributed to outperforming the Index.

PIMCO does not expect large interest rate movement in either direction during the year 2000; they believe therefore, that yield enhancement will offer better opportunities for outperformance than interest rate based strategies in such a low-volatility environment.

[AST PIMCO LIMITED MATURITY BOND PORTFOLIO PERFORMANCE GRAPH]

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

                                                                 AST PIMCO LIMITED MATURITY
                                                                       BOND PORTFOLIO                   ML 1-3 YEAR INDEX
                                                                 --------------------------             -----------------
5/2/95                                                                    10000.00                           10000.00
12/95                                                                     10470.00                           10620.00
12/96                                                                     10878.00                           11148.00
12/97                                                                     11689.00                           11890.00
12/98                                                                     12358.00                           12722.00
12/99                                                                     12775.00                           13121.00

                                                                         Since Inception
                                                              1 Year        on 5/2/95
                                                              ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                                  3.37%        5.38%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST OPPENHEIMER LARGE-CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

The AST Oppenheimer Large-Cap Growth Portfolio achieved a total return of 33.91% in 1999, which compares favorably to the return of 21.04% for the unmanaged S&P 500 Index, over the same period.

Throughout 1999, U.S. economic growth remained robust, largely driven by the performance of technology-oriented companies. However, the possibility of slower growth, in the face of increasing domestic interest rates, gave rise to economic uncertainty. In such an environment, the market tends to reward companies that appear most likely to deliver strong and sustainable growth, which are the kinds of companies on which the Portfolio focuses.

The Portfolio's exposure to technology-related issues rose substantially by year's end. In particular, Oppenheimer added to positions among companies that are helping to build today's high-speed, high-capacity data communications and telecommunications networks. The sub-advisor also discovered attractive investments among consumer cyclical companies, particularly those in the retail and specialty retail areas. Holdings included electronics retailers that are benefiting from strong consumer demand for the latest generation of digital cameras, disk players and other digital media.

Financial stocks proved volatile performers during 1999. The sector was buoyed during the first half of the year by the healthy U.S. economy and signs of financial strength among worldwide emerging markets. However, financial stocks suffered during the second half of the year under pressure from slowing earnings and moderate, but consistent, increases in interest rates. In response, Oppenheimer significantly reduced our position in financial companies.

[AST OPPENHEIMER LARGE-CAP GROWTH PERFORMANCE GRAPH]

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

                                                                 AST OPPENHEIMER LARGE-CAP
                                                                      GROWTH PORTFOLIO                    S&P 500 INDEX
                                                                 -------------------------                -------------
5/2/96                                                                    10000.00                           10000.00
12/96                                                                     10990.00                           11690.00
12/97                                                                     12620.00                           15588.00
12/98                                                                     16070.00                           20043.00
12/99                                                                     21520.00                           24260.00

                                                                         Since Inception
                                                              1 Year        on 5/2/96
                                                              ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                                  33.91%       23.23%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST JANUS OVERSEAS GROWTH PORTFOLIO

--------------------------------------------------------------------------------

For the year 1999, the AST Janus Overseas Growth Portfolio achieved a total return of 82.68%, well outpacing the unmanaged MSCI EAFE Index's return of 26.96%.

Many of the Portfolio's best performers are capitalizing on technological changes driving the global transformation to an information-driven, networked economy. For example, with data traffic doubling every three to six months, there is a tremendous need for the architecture and broadband capacity to transmit these signals. Cable companies, such as NTL and Telewest in the United Kingdom and Rogers Communications in Canada, are major beneficiaries of this demand and were all strong performers. Also capitalizing on the growth in data transmissions were companies working to increase the capacity and efficiency of broadband networks. Two top performers were Nortel Networks and JDS Uniphase. Both are leaders in "photonics" technology, which increases network capacity by breaking fiber-optic strands into different wavelengths, each capable of carrying a digital signal. Meanwhile, the surge in Internet traffic is fueling tremendous growth for semiconductor manufacturers, including Philips Electronics in the Netherlands and ST Microelectronics in France, both of which produced strong returns.

Looking forward, growth in the U.S. remains robust and economic activity in Europe is accelerating. Together, these trends could pressure interest rates higher and keep worldwide markets volatile. However, by selecting stocks one at a time and working hard to know a company better than anyone else, Janus believes they can continue to deliver strong results, even in a fast-changing environment.

[AST JANUS OVERSEAS GROWTH PORTFOLIO PORTFOLIO PERFORMANCE GRAPH]

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

                                                                 AST JANUS OVERSEAS GROWTH
                                                                         PORTFOLIO                       MSCI EAFE INDEX
                                                                 -------------------------               ---------------
1/2/97                                                                    10000.00                           10000.00
12/97                                                                     11870.00                           10266.00
12/98                                                                     13795.00                           12319.00
12/99                                                                     25201.00                           15641.00

                                                                         Since Inception
                                                              1 Year        on 1/2/97
                                                              ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                                  82.68%       36.08%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
(FORMERLY THE AST PUTNAM VALUE GROWTH & INCOME PORTFOLIO)

--------------------------------------------------------------------------------

The AST American Century Income & Growth Portfolio had a total return of 22.98% for 1999, outperforming the unmanaged S&P 500 Index which returned 21.04%.

On May 4, 1999 American Century replaced Putnam as the Portfolio's sub-advisor. Also on that date, the name of the Portfolio changed to the AST American Century Income & Growth Portfolio.

Broadly, growth stocks led the way to market highs after a sell-off during the historically troublesome month of October. Growth stocks continued to soundly beat value stocks during 1999. The Portfolio incorporates into stock selection both growth and value measures (with a value-tilt) to seek consistent long-term performance while maintaining a large-cap value orientation. In a bifurcated market, where growth and value have had such wide performance differences, exposure to growth aspects of the market has benefited the Portfolio. The Portfolio's value-tilt may be beneficial -- should the pendulum of style performance swing back to value.

Stock selection among shares in the technology sector boosted absolute performance for the year, followed by stocks in the consumer (cyclical) and financial services sectors. The top industries that added most to the Portfolio's performance were stocks from the electrical equipment, computer hardware, and computer software industries. Broadly, stocks from the consumer (non-cyclical), industrials, and commercial services sectors detracted most from Portfolio returns.


COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

[AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO PERFORMANCE GRAPH]

                                                               AST AMERICAN CENTURY INCOME &
                                                                      GROWTH PORTFOLIO                    S&P 500 INDEX
                                                               -----------------------------              -------------
1/2/97                                                                    10000.00                           10000.00
12/97                                                                     12230.00                           13403.00
12/98                                                                     13730.00                           17233.00
12/99                                                                     16885.00                           20859.00

                                                                         Since Inception
                                                              1 Year        on 1/2/97
                                                              ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                                  22.98%       19.08%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO

--------------------------------------------------------------------------------

The AST American Century Strategic Balanced Portfolio had a total return of 12.97% for 1999, outperforming its unmanaged blended benchmark index (60% S&P 500 Index/40% Lehman Brother Government/Corporate Bond Index) which returned 11.40%.

Broadly, growth stocks led the way to market highs after a sell-off during the historically troublesome month of October. Growth stocks continued to soundly beat value stocks during 1999.

The equity portion of the Portfolio incorporates into stock selection both growth and value measures (with a value-tilt) to seek consistent long-term performance. In such a bifurcated market, where growth and value have had such wide performance differences, exposure to growth aspects of the market has benefited the Portfolio and is revealed in the top contributing sectors for the year. The Portfolio's value-tilt may be beneficial -- should the pendulum of style performance swing back to value.

Stock selection among shares in the technology sector boosted Portfolio performance for the year, followed by stocks in the consumer (cyclical) and consumer services sectors. Broadly, stocks from the consumer (non-cyclical), utility, and commercial services sectors detracted most from performance.

The fixed-income portion of the Portfolio declined during the year due to rising interest rates. By the end of the year, the duration of the fixed-income portion had extended slightly to 5.0 years. The average credit quality was AAA.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

[AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO PERFORMANCE GRAPH]

                                                               AST AMERICAN CENTURY STRATEGIC
                                                                     BALANCED PORTFOLIO                   BLENDED INDEX
                                                               ------------------------------             -------------
1/2/97                                                                    10000.00                           10000.00
12/97                                                                     11340.00                           12365.00
12/98                                                                     13754.00                           15004.00
12/99                                                                     15538.00                           16714.00

                                                                         Since Inception
                                                              1 Year        on 1/2/97
                                                              ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                                  12.97%       15.82%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

The AST American Century International Growth Portfolio achieved a total return of 65.20% in 1999, strongly outperforming the 26.96% return of the unmanaged MSCI EAFE Index for the year.

Calendar year 1999 was a very challenging year for investors of non-U.S. equities. It began with a dramatic shift of capital out of large, high-growth European stocks and into Japanese and Asian cyclicals. Emerging markets, which had suffered badly the two years prior because of near economic collapses in Southeast Asia and Eastern Europe, took the markets by surprise by rebounding strongly and ending up being the year's biggest gainers. Adding to the complexity of foreign markets was the slide of the Eurozone's new unified currency, the unabated strength in the Japanese yen, interest rate hikes by the U.S. Fed, and concerns that the "Y2K bug" might spark a global recession or liquidity crunch.

Throughout the first three quarters of the year the Portfolio performed more or less in line with the EAFE Index. Staying with the investment process paid off late in the year, however, when shareholders were rewarded with strong outperformance vs. the EAFE Index. Driving performance during the latter part of the year was strong investor focus on the wireless telecommunications, technology, information services, and media industries. Use of the Internet is increasing in Europe and Asia and is now more accessible due to new technologies, that allow users to send and receive e-mail and search for data using cell phones. Cellular telephony, which has been a fast growing industry overseas in recent years, continued to gain attention as merger and acquisition activity in that industry flourished.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

[AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO PERFORMANCE GRAPH]

                                                                    AST AMERICAN CENTURY
                                                               INTERNATIONAL GROWTH PORTFOLIO            MSCI EAFE INDEX
                                                               ------------------------------            ---------------
1/2/97                                                                    10000.00                           10000.00
12/97                                                                     11510.00                           10266.00
12/98                                                                     13674.00                           12319.00
12/99                                                                     22591.00                           15641.00

                                                                         Since Inception
                                                              1 Year        on 1/2/97
                                                              ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                                  65.20%       31.21%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO

--------------------------------------------------------------------------------

The AST T. Rowe Price Small Company Value Portfolio had a total return for 1999 of 0.58%, compared with a return of 21.26% for the unmanaged Russell 2000 Index. While the Portfolio lagged well behind the Russell 2000 Index, which was boosted by its technology component, it actually compared favorably to the Russell 2000 Value Index, which fell 1.49% for the year. The performance gap between small-cap growth and small-cap value was the largest in the 20-year history of the Russell Index.

The Portfolio held some very successful stocks in 1999, including Silicon Valley Bancshares and Optical Coating Laboratory, each of which reported much better-than-expected results as the year unfolded, and their stock prices responded accordingly. Also, in l999, there were almost two dozen announced takeovers affecting Portfolio holdings, with many of the Portfolio's largest sales involving such companies. These companies represented a wide range of businesses from lighting products to cement to wireless telephone service.

T. Rowe Price believes the outlook for the Portfolio is less clear than ever. On the one hand, a correction in technology stocks would affect the entire stock market, small-cap value stocks included, although the Portfolio's value bias should temper the decline. On the other hand, the sub-advisor believes that small-cap value stocks are demonstrably the best values in the market today, as confirmed by the record takeover activity and corporate share repurchase announcements. T. Rowe Price believes that when the market's speculative fever breaks, the return to fundamental principles is likely to create a sustained period of good performance for small value stocks and for the Portfolio.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

[AST T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO PERFORMANCE GRAPH]

                                                 AST T. ROWE PRICE SMALL
                                                 COMPANY VALUE PORTFOLIO       RUSSELL 2000 INDEX             S&P 500 INDEX
                                                 -----------------------       ------------------             -------------
1/2/97                                                  10000.00                    10000.00                    10000.00
12/97                                                   12880.00                    12348.00                    13403.00
12/98                                                   11523.00                    12033.00                    17233.00
12/99                                                   11590.00                    14591.00                    20859.00

                                                                         Since Inception
                                                              1 Year        on 1/2/97
                                                              ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                                  0.58%        5.04%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST MARSICO CAPITAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

The AST Marsico Capital Growth Portfolio achieved a total return of 52.58% for the year ended December 31, 1999, compared with a return of 21.04% for the unmanaged S&P 500 Index.

The Portfolio's investment strategy was well positioned from a macroeconomic outlook. This included being invested in some of the better performing sectors, industries and individual stocks. The Portfolio has been well represented in the technology sector through companies such as QUALCOMM, EMC Corporation, Cisco Systems, and Sun Microsystems -- many of which produced strong gains for the year. However, the Portfolio had a variety of positive contributors to performance outside the technology arena, including Citigroup, Genentech, Sprint PCS, General Electric, and Tiffany & Co. Retail stocks such as Home Depot and Wal-Mart Stores also continued to perform very well for the Portfolio.

There were relatively few areas that detracted from returns. However, certain financial services positions struggled. In addition, positions in health care were reduced, as were several energy-related holdings.

Marsico Capital Management's overall macroeconomic outlook remains positive. They believe there is good potential for strong equity returns in 2000. There are several primary factors that, in the sub-advisor's opinion, help create an overall favorable investing backdrop for equities. These include productivity gains associated with technological advancements, a strong U.S. consumer, higher-than-expected Federal budget surpluses and expected escalation of free trade.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

[AST MARSICO CAPITAL GROWTH PORTFOLIO PERFORMANCE GRAPH]

                                                                 AST MARSICO CAPITAL GROWTH
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                                 --------------------------               -------------
12/22/97                                                                  10000.00                           10000.00
12/31/97                                                                  10030.00                           10181.00
12/31/98                                                                  14201.00                           13090.00
12/31/99                                                                  21669.00                           15844.00

                                                                         Since Inception
                                                              1 Year       on 12/22/97
                                                              ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                                  52.58%       46.44%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST COHEN & STEERS REALTY PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 1999, the AST Cohen & Steers Realty Portfolio had a total return of 2.26%. This outperformed the unmanaged NAREIT Index total return of -4.62% for the year. The broad-based S&P 500 Index returned 21.04% for the year.

Cohen & Steers' strong performance relative to the NAREIT Index was driven by the continuation of the "Realty Majors" strategy that focuses on the largest, best managed and strongest capitalized companies in the REIT universe. Additionally, the Portfolio was heavily weighted in the apartment and office sectors, which were the best performing of the year. Cohen & Steers also established positions in companies, such as Reckson Services, that are capitalizing on the opportunity to provide Internet and telecommunication services to the real estate industry. REITs, however, underperformed the broader stock market as investor sentiment continued to favor technology and Internet-related companies.

Looking forward, Cohen & Steers believes the environment for REITs is very positive. The economy continues to grow at a substantial pace, occupancy levels are high, and there is strong demand for space in most major real estate markets. REIT share prices, meanwhile, are at historically attractive levels based on nearly every valuation measure. Congress has also recently passed the REIT Modernization Act, which will allow REITs to engage in property and related service businesses starting in 2001. The sub-advisor believes that REITs offer investors significant value today given their high and secure dividends, earnings predictability and stable growth.

Comparison of Change in the Value of a $10,000 Investment
[AST COHEN & STEERS REALTY PORTFOLIO PERFORMANCE GRAPH]

                                                AST COHEN & STEERS REALTY
                                                        PORTFOLIO                 S&P 500 INDEX               NAREIT INDEX
                                                -------------------------         -------------               ------------
1/2/98                                                  10000.00                    10000.00                    10000.00
12/31/98                                                 8400.00                    12798.00                     8250.00
12/31/99                                                 8590.00                    15490.00                     7869.00

                                                                         Since Inception
                                                              1 Year        on 1/2/98
                                                              ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                                  2.26%        -7.31%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST LORD ABBETT SMALL CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 1999, the AST Lord Abbett Small Cap Value Portfolio generated an 8.81% total return, compared with a return of 21.26% for the unmanaged Russell 2000 Index.

Growth stocks significantly outperformed value stocks. For the year, the Russell 2000 Value Index returned -1.49%, compared to a return of 43.10% for the Russell 2000 Growth Index.

The Portfolio's exposure to companies in the technology and telecommunications industries contributed positively to performance. The Portfolio benefited from the purchase of several hardware technology stocks that had been depressed early in the year, but performed quite well as the year progressed. Lord Abbett's concern about high valuations for banks and insurance companies was the second factor that enhanced performance. In the midst of merger and acquisition activity, they remained significantly underweighted in the financial sector, feeling that valuations could not be sustained, as acquiring banks eventually found it hard to cut costs and grow revenue.

Lord Abbett anticipates that more stocks will participate in the market as investor attention shifts away from expensive large company growth stocks and highly valued technology and Internet company stocks. In an environment characterized by accelerating global growth, rising interest rates and stable inflation, value stocks will often outperform growth stocks, since earnings tend to accelerate for a large number of companies. The Portfolio's fundamentals position it so it should benefit from such a shift. The sub-advisor's strategy remains steadfast, and they continue to search for stocks with dominant market positions, strong balance sheets, and attractive valuations.

Comparison of Change in the Value of a $10,000 Investment
[AST LORD ABBOT SMALL CAP VALUE PORTFOLIO PERFORMANCE GRAPH]

                                                  AST LORD ABBETT SMALL
                                                   CAP VALUE PORTFOLIO            S&P 500 INDEX            RUSSELL 2000 INDEX
                                                  ---------------------           -------------            ------------------
1/2/98                                                  10000.00                    10000.00                    10000.00
12/31/98                                                 9990.00                    12798.00                     9789.00
12/31/99                                                10870.00                    15490.00                    11871.00

                                                                         Since Inception
                                                              1 Year        on 1/2/98
                                                              ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                                  8.81%        4.25%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST BANKERS TRUST MANAGED INDEX 500 PORTFOLIO

--------------------------------------------------------------------------------

The AST Bankers Trust Managed Index 500 Portfolio achieved a total return of 21.23% for the year ending December 31, 1999, compared to the unmanaged S&P 500 Index return of 21.04%. The Portfolio benefited from the dramatic increase in U.S. merger and acquisition activity, 41 additions/deletions to the S&P 500 Index, and excellent performance of several of the sub-advisor's quantitative screens.

The U.S. equity market ended the year on a high note, surging ahead substantially in the final two weeks of trading. This late jump in equity prices helped propel the S&P 500 Index to its fifth-straight year of 20% or greater returns.

The central scenario Bankers Trust has painted for the U.S. over the next few years is distinctly less rosy than recent outcomes. They expect GDP growth to slow gradually over the next year or two, accompanied by a mild pickup in inflation, somewhat slower growth in corporate profits, and a continuation of the recent backup in interest rates. In this context, the sub-advisor thinks that U.S. equity markets are likely to be much less ebullient than in recent years, though they do not anticipate a sharp correction. That's largely because the macroeconomic backdrop envisioned for the U.S., though clearly not as spectacular as the nirvana of the past few years, is still pretty upbeat by historical standards. Bankers Trust sees the economy shifting to a less favorable cyclical phase in 2000, but still retaining many of the structural improvements of recent years.

Comparison of Change in the Value of a $10,000 Investment
[AST BANKERS TRUST MANAGED INDEX 500 PORTFOLIO PERFORMANCE GRAPH]

                                                              AST BANKERS TRUST MANAGED INDEX
                                                                       500 PORTFOLIO                         S&P 500
                                                              -------------------------------                -------
1/2/98                                                                    10000.00                           10000.00
12/31/98                                                                  12790.00                           12798.00
12/31/99                                                                  15506.00                           15490.00

                                                                         Since Inception
                                                              1 Year        on 1/2/98
                                                              ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                                  21.23%       24.48%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST KEMPER SMALL-CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

The AST Kemper Small-Cap Growth Portfolio achieved a total return of 55.90% for 1999, its first year of operations, compared with a return of 21.26% for the unmanaged Russell 2000 Index.

Stock market performance during 1999 could be described as participants in the New Economy vs. the Old Economy. The Internet is central to the New Economy which is being built on rapidly available comprehensive information. Sectors which contributed strongly to performance included technology and commercial services, which represented 45% and 13% of assets, respectively at year-end. Energy and consumer staples holdings underperformed, but collectively these represented only 9% of the Portfolio on December 31, 1999.

During the year Scudder Kemper selectively bought business to business Internet stocks with strong fundamentals and attractive valuations. They also made selections in specific biotech areas where probable FDA product approval is near. With the interest rate hike fears, the sub-advisor minimized our investment in financial services to 1%. Dramatic examples of the 1999 appreciation from average cost by the technology and services related holdings, include: Commerce One up 1,119%, RSA Security up 233%, InterVU up 191%, ISS Group up 169%, TSI International Software up 159%, Silicon Image up 156% and Copart up 154%.

Given last year's price appreciation, some of the Portfolio's holdings are now beyond the small-cap universe. Scudder Kemper is trimming them and reinvesting the cash into new smaller cap issues. As always, they will continue to stay focused on small cap companies which could be the potential leaders in the 21st century.

Comparison of Change in the Value of a $10,000 Investment
[AST KEMPER SMALL-CAP GROWTH PORTFOLIO PERFORMANCE GRAPH]

                                                  AST KEMPER SMALL-CAP
                                                    GROWTH PORTFOLIO           RUSSELL 2000 INDEX             S&P 500 INDEX
                                                  --------------------         ------------------             -------------
1/4/99                                                  10000.00                    10000.00                    10000.00
6/99                                                     9690.00                    10942.00                    11248.00
12/99                                                   15590.00                    12126.00                    12104.00



Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

                             AMERICAN SKANDIA TRUST
                            SCHEDULES OF INVESTMENTS
                               DECEMBER 31, 1999

                     AST AIM INTERNATIONAL EQUITY PORTFOLIO
                  AST LORD ABBETT GROWTH AND INCOME PORTFOLIO
                          AST JANCAP GROWTH PORTFOLIO
                           AST MONEY MARKET PORTFOLIO
                  AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO
                           AST AIM BALANCED PORTFOLIO
                       AST FEDERATED HIGH YIELD PORTFOLIO
                  AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                     AST PIMCO TOTAL RETURN BOND PORTFOLIO
                      AST INVESCO EQUITY INCOME PORTFOLIO
                      AST JANUS SMALL-CAP GROWTH PORTFOLIO
                AST T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
                 AST T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
                 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                        AST FOUNDERS PASSPORT PORTFOLIO
                 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                   AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                   AST OPPENHEIMER LARGE-CAP GROWTH PORTFOLIO
                      AST JANUS OVERSEAS GROWTH PORTFOLIO
                 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
               AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
              AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO
                AST T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO
                      AST MARSICO CAPITAL GROWTH PORTFOLIO
                      AST COHEN & STEERS REALTY PORTFOLIO
                   AST LORD ABBETT SMALL CAP VALUE PORTFOLIO
                 AST BANKERS TRUST MANAGED INDEX 500 PORTFOLIO
                     AST KEMPER SMALL-CAP GROWTH PORTFOLIO
                        AST MFS GLOBAL EQUITY PORTFOLIO
                            AST MFS GROWTH PORTFOLIO
                      AST MFS GROWTH WITH INCOME PORTFOLIO

AST AIM INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
FOREIGN STOCK -- 95.4%
AUSTRALIA -- 1.5%
    AMP Ltd..........................     255,000   $  2,819,614
    Brambles Industries Ltd. ........      90,900      2,515,640
    Cable & Wireless Optus Ltd.*.....     580,000      1,939,595
    Telstra Corp*....................   1,107,000      3,905,596
                                                    ------------
                                                      11,180,445
                                                    ------------
BELGIUM -- 0.6%
    Tele Centro Sul Participacoes SA
      [ADR]..........................      19,203      1,742,672
    UCB SA...........................      61,000      2,644,829
                                                    ------------
                                                       4,387,501
                                                    ------------
BRAZIL -- 0.8%
    Embartel Participacoes SA
      [ADR]..........................      90,500      2,466,125
    Petroleo Brasileiro SA...........  14,300,000      3,641,295
                                                    ------------
                                                       6,107,420
                                                    ------------
CANADA -- 6.8%
    BCE, Inc. .......................     152,922     13,893,813
    Bombardier, Inc. Cl-B............     290,465      5,966,254
    Nortel Networks Corp. ...........     184,000     18,584,000
    Research in Motion Ltd.*.........     125,000      5,775,892
    Rogers Communications, Inc.
      Cl-B*..........................     126,000      3,081,261
    Shaw Communications, Inc. Cl-B...      68,700      2,267,790
    Toronto-Dominion Bank............      95,800      2,571,701
                                                    ------------
                                                      52,140,711
                                                    ------------
FINLAND -- 3.9%
    Nokia AB Oyj.....................     120,246     21,799,053
    Sonera Group Oyj.................     115,400      7,909,125
                                                    ------------
                                                      29,708,178
                                                    ------------
FRANCE -- 12.3%
    Accor SA.........................      90,000      4,348,172
    Altran Technologies SA...........      17,000     10,272,938
    AXA SA...........................      52,147      7,268,753
    Banque National de Paris.........      87,527      8,074,804
    Carrefour Supermarche SA.........      91,400     16,855,011
    Peugeot Citroen SA...............      13,500      3,064,659
    Pinault-Printemps Redoute SA.....      58,400     15,410,213
    Societe Generale.................      27,900      6,490,986
    Societe Television Francaise.....      25,617     13,416,094
    Total Fina SA Cl-B...............      70,500      9,408,047
                                                    ------------
                                                      94,609,677
                                                    ------------
GERMANY -- 3.2%
    EM.TV & Merchandising AG.........      35,000      2,308,893
    Mannesmann AG....................      71,662     17,350,736
    Porsche AG Pfd. .................       1,900      5,166,683
                                                    ------------
                                                      24,826,312
                                                    ------------
HONG KONG -- 3.7%
    China Telecom Ltd.*..............   1,761,000     11,009,790
    Cosco Pacific Ltd. ..............   6,210,000      5,152,698
    Dao Heng Bank Group Ltd. ........     912,000      4,704,599
    Hutchison Whampoa Ltd. ..........     536,000      7,791,600
                                                    ------------
                                                      28,658,687
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
IRELAND -- 0.0%
    Bank of Ireland PLC..............           1   $          7
                                                    ------------
ITALY -- 2.4%
    Banca Popolare di Brescia........     167,300     14,802,402
    Telecom Italia Mobile SPA........     350,000      3,909,256
                                                    ------------
                                                      18,711,658
                                                    ------------
JAPAN -- 26.4%
    Advantest Corp...................      45,000     11,891,945
    Alps Electric Co. Ltd. ..........     225,000      3,433,249
    DDI Corp.........................         735     10,071,450
    Hirose Electric Co. Ltd. ........      38,500      8,633,014
    Hoya Corp........................      51,000      4,018,303
    Ibiden Co. Ltd...................     154,000      2,080,063
    Kyocera Corp.....................      60,700     15,743,858
    Matsushita Communication
      Industrial Co. Ltd.............      68,000     17,970,049
    Mitsumi Electric Co. Ltd. .......         700         21,924
    Murata Manufacturing Co. Ltd. ...      71,000     16,678,086
    NEC Corp.........................     390,000      9,294,803
    Nippon Telegraph & Telephone
      Corp...........................         695     11,904,179
    NTT Data Corp....................         401      9,223,353
    NTT Mobile Communication Network,
      Inc............................         431     16,578,546
    Orix Corp.*......................       8,400      1,892,610
    Ricoh Co. Ltd. ..................     325,000      6,126,554
    Rohm Co. Ltd. ...................      14,000      5,864,735
    Sanix, Inc.*.....................      35,300      3,869,629
    Sharp Corp.......................     203,000      5,195,703
    Sony Corp........................      62,600     18,564,940
    Takeda Chemical Industries
      Ltd. ..........................     120,000      5,931,291
    Tokyo Electron Ltd. .............      42,000      5,755,114
    Trend Micro, Inc.*...............      35,300      8,913,967
    Ushio, Inc.*.....................     236,000      4,550,455
                                                    ------------
                                                     204,207,820
                                                    ------------
KOREA -- 2.1%
  Korea Electric Power Corp. [ADR]...     121,300      2,031,775
  Korea Telecom Corp. [ADR]..........      86,200      6,443,450
  LG Chemical Ltd....................     113,000      3,572,611
  Pohang Iron & Steel Co. Ltd. [ADR].     120,500      4,217,500
                                                    ------------
                                                      16,265,336
                                                    ------------
MEXICO -- 3.5%
    Cifra SA de CV Cl-C*.............   1,997,000      3,857,002
    Coca-Cola Femsa SA [ADR].........     148,503      2,608,084
    Fomento Economico Mexicano SA de
      CV [ADR].......................     142,400      6,336,800
    Grupo Modelo SA de CV Cl-C.......     830,000      2,198,734
    Grupo Televisa SA [GDR]*.........     100,100      6,831,825
    Kimberly-Clark de Mexico SA
      Cl-A...........................     363,000      1,394,533
    Telefonos de Mexico SA Cl-L
      [ADR]..........................      29,913      3,365,213
                                                    ------------
                                                      26,592,191
                                                    ------------

AST AIM INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
NETHERLANDS -- 2.9%
    AEGON NV.........................      35,600   $  3,438,453
    Koninklijke (Royal) Philips
      Electronics NV.................      59,884      8,142,149
    United Pan-Europe Communications
      NV*............................      32,400      4,144,224
    VNU NV...........................     122,700      6,448,269
                                                    ------------
                                                      22,173,095
                                                    ------------
SINGAPORE -- 1.6%
    Datadraft Asia Ltd...............     258,500      2,145,550
    Development Bank of Singapore*...     267,675      4,387,588
    Keppel Corp. Ltd. ...............     748,000      1,958,139
    Singapore Press Holdings Ltd. ...     175,000      3,793,155
                                                    ------------
                                                      12,284,432
                                                    ------------
SPAIN -- 2.2%
    Banco Popular Espanol SA.........      37,300      2,432,445
    Telefonica SA....................     514,487     12,850,517
    Telesp Participacoes SA [ADR]*...      78,000      1,906,125
                                                    ------------
                                                      17,189,087
                                                    ------------
SWEDEN -- 2.5%
    Hennes & Mauritz AB Cl-B.........     296,800      9,942,172
    Netcom AB Cl-B*..................     128,500      9,031,852
                                                    ------------
                                                      18,974,024
                                                    ------------
SWITZERLAND -- 3.4%
    ABB AG*..........................      27,870      3,408,706
    Adecco SA*.......................       4,525      3,523,833
    Ares-Serono Group Cl-B...........       2,770      5,914,715
    Compagnie Financiere Richemont AG
      Cl-A Units.....................       2,900      6,920,806
    Zurich Allied AG.................      11,600      6,614,834
                                                    ------------
                                                      26,382,894
                                                    ------------
TAIWAN -- 1.1%
    Far Eastern Textile Ltd.
      [GDR]*.........................     165,000      3,984,750
    Taiwan Semiconductor
      Manufacturing Co. Ltd.
      [ADR]*.........................      91,266      4,106,970
                                                    ------------
                                                       8,091,720
                                                    ------------
THAILAND -- 0.3%
    Siam Commercial Bank*............   1,860,000      2,271,605
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
UNITED KINGDOM -- 14.2%
    Barclays PLC.....................     271,000   $  7,800,644
    British Petroleum Co. PLC........     595,500      5,987,897
    British Telecommunications PLC...     324,332      7,926,509
    CMG PLC*.........................      63,200      4,703,878
    Colt Telecom Group PLC*..........     145,000      7,422,385
    Compass Group PLC................     375,900      5,161,126
    CRH PLC..........................     244,544      5,270,663
    Hays PLC.........................     662,800     10,556,322
    Logica PLC.......................     194,200      5,009,650
    Marconi PLC......................     727,300     12,870,019
    Orange PLC*......................     519,802     17,548,397
    Shell Transport & Trading Co.
      PLC............................     618,600      5,141,011
    Vodafone AirTouch PLC............   1,437,800      7,124,203
    WPP Group PLC....................     471,938      7,478,374
                                                    ------------
                                                     110,001,078
                                                    ------------
TOTAL FOREIGN STOCK
  (Cost $448,142,319)................                734,763,878
                                                    ------------
                                       PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                         (000)
                                       ---------
FOREIGN BONDS -- 0.1%
UNITED KINGDOM
    Cosco Treasury Co. Ltd.
      1.00%, 03/13/03
    (Cost $428,956)..................         482        482,400
                                                    ------------
                                          PAR
                                         (000)
                                         -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.9%
    Federal Home Loan Bank
      1.50%, 01/03/00
    (Cost $30,294,475)...............  $   30,297     30,294,475
                                                    ------------
TOTAL INVESTMENTS -- 99.4%
  (Cost $478,865,750)................                765,540,753
OTHER ASSETS LESS
  LIABILITIES -- 0.6%................                  4,971,035
                                                    ------------
NET ASSETS -- 100.0%.................               $770,511,788
                                                    ============

AST AIM INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 1999. Percentages are based on net assets.

INDUSTRY
--------
Advertising...........................................   1.0%
Aerospace.............................................   2.1%
Automobile Manufacturers..............................   2.4%
Beverages.............................................   2.7%
Broadcasting..........................................   2.5%
Building Materials....................................   0.8%
Business Services.....................................   1.6%
Cable Television......................................   0.9%
Capital Goods.........................................   0.5%
Chemicals.............................................   0.5%
Computer Services & Software..........................   2.1%
Conglomerates.........................................   0.3%
Construction..........................................   0.3%
Consumer Products & Services..........................   6.1%
Containers & Packaging................................   0.7%
Electronic Components & Equipment.....................  13.9%
Entertainment & Leisure...............................   0.9%
Financial-Bank & Trust................................   5.5%
Financial Services....................................   2.3%
Food..................................................   1.5%
Hotels & Motels.......................................   0.6%
Industrial Products...................................   3.4%
Insurance.............................................   4.1%
Machinery & Equipment.................................   1.2%
Office Equipment......................................   0.8%
Oil & Gas.............................................   3.1%
Paper & Forest Products...............................   0.5%
Pharmaceuticals.......................................   1.5%
Printing & Publishing.................................   2.4%
Retail & Merchandising................................   2.0%
Semiconductors........................................   1.3%
Telecommunications....................................  24.0%
Transportation........................................   0.5%
Utilities.............................................   1.4%
                                                        ----
Total.................................................  95.4%
                                                        ====

--------------------------------------------------------------------------------
Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST LORD ABBETT GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
COMMON STOCK -- 95.0%
AEROSPACE -- 2.2%
    Honeywell International,
      Inc. ........................     570,000   $   32,881,875
                                                  --------------
AUTOMOBILE MANUFACTURERS -- 1.0%
    Ford Motor Co..................     270,000       14,428,125
                                                  --------------
BEVERAGES -- 1.0%
    Seagram Co. Ltd. ..............     330,000       14,850,000
                                                  --------------
BROADCASTING -- 1.7%
    CBS Corp.* ....................     400,000       25,575,000
                                                  --------------
BUSINESS SERVICES -- 1.1%
    First Data Corp. ..............     340,000       16,766,250
                                                  --------------
CHEMICALS -- 3.4%
    Dow Chemical Co................     220,000       29,397,500
    Rohm & Haas Co.................     540,000       21,971,250
                                                  --------------
                                                      51,368,750
                                                  --------------
COMPUTER HARDWARE -- 3.9%
    Apple Computer, Inc.* .........     120,000       12,337,500
    Compaq Computer Corp...........     640,000       17,320,000
    International Business Machines
      Corp.........................     265,000       28,620,000
                                                  --------------
                                                      58,277,500
                                                  --------------
COMPUTER SERVICES & SOFTWARE -- 8.1%
    Cadence Design Systems,
      Inc.* .......................   1,000,000       24,000,000
    Ceridian Corp.*................     450,000        9,703,125
    Oracle Corp.*..................     330,000       36,980,625
    Sun Microsystems, Inc.*........     320,000       24,780,000
    Unisys Corp.*..................     800,000       25,550,000
                                                  --------------
                                                     121,013,750
                                                  --------------
CONGLOMERATES -- 1.2%
    Minnesota Mining &
      Manufacturing Co. ...........     190,000       18,596,250
                                                  --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.0%
    Emerson Electric Co. ..........     350,000       20,081,250
    Texas Instruments, Inc. .......     260,000       25,187,500
                                                  --------------
                                                      45,268,750
                                                  --------------
FINANCIAL-BANK & TRUST -- 4.2%
    Bank One Corp. ................     420,000       13,466,250
    Chase Manhattan Corp. .........     320,000       24,860,000
    Wells Fargo & Co. .............     600,000       24,262,500
                                                  --------------
                                                      62,588,750
                                                  --------------
FINANCIAL SERVICES -- 4.2%
    Fannie Mae.....................     275,000       17,170,313
    Fleet Financial Group, Inc. ...     570,000       19,843,125
    Morgan Stanley, Dean Witter &
      Co. .........................     180,000       25,695,000
                                                  --------------
                                                      62,708,438
                                                  --------------
FOOD -- 2.8%
    Archer Daniels Midland Co......   1,700,000       20,718,750
    Ralston Purina Group...........     780,000       21,742,500
                                                  --------------
                                                      42,461,250
                                                  --------------

                                       SHARES         VALUE
                                       ------         -----
HEALTHCARE SERVICES -- 1.3%
    Columbia HCA Healthcare
      Corp. .......................     670,000   $   19,639,375
                                                  --------------
INSURANCE -- 9.3%
    Ace Ltd. ......................   1,500,000       25,031,250
    Aetna, Inc. ...................     250,000       13,953,125
    American General Corp. ........     460,000       34,902,500
    AON Corp. .....................     750,000       30,000,000
    CIGNA Corp. ...................     220,000       17,723,750
    Jefferson-Pilot Corp...........     270,000       18,427,500
                                                  --------------
                                                     140,038,125
                                                  --------------
MACHINERY & EQUIPMENT -- 3.0%
    Black & Decker Corp. ..........     360,000       18,810,000
    Deere & Co. ...................     600,000       26,025,000
                                                  --------------
                                                      44,835,000
                                                  --------------
METALS & MINING -- 4.7%
    Alcoa, Inc. ...................     440,000       36,520,000
    Phelps Dodge Corp. ............     400,000       26,850,000
    USX-U.S. Steel Group, Inc. ....     230,000        7,590,000
                                                  --------------
                                                      70,960,000
                                                  --------------
OIL & GAS -- 11.6%
    Atlantic Richfield Co. ........     180,000       15,570,000
    BP Amoco PLC [ADR].............     400,000       23,725,000
    Coastal Corp. .................     650,000       23,034,375
    Exxon Mobil Corp. .............     460,001       37,058,830
    Schlumberger Ltd. .............     430,000       24,187,500
    Texaco, Inc. ..................     340,000       18,466,250
    Total SA [ADR].................     410,000       28,392,500
    Transocean Sedco Forex,
      Inc.*........................      83,248        2,804,417
                                                  --------------
                                                     173,238,872
                                                  --------------
PAPER & FOREST PRODUCTS -- 2.7%
    International Paper Co. .......     710,000       40,070,625
                                                  --------------
PHARMACEUTICALS -- 3.3%
    American Home Products
      Corp. .......................     680,000       26,817,500
    Pharmacia & Upjohn, Inc. ......     500,000       22,500,000
                                                  --------------
                                                      49,317,500
                                                  --------------
PRINTING & PUBLISHING -- 3.2%
    Dow Jones & Co., Inc. .........     400,000       27,200,000
    Gannett Co., Inc. .............     250,000       20,390,625
                                                  --------------
                                                      47,590,625
                                                  --------------
RETAIL & MERCHANDISING -- 2.4%
    Consolidated Stores Corp.*.....     960,000       15,600,000
    Federated Department Stores,
      Inc.*........................     400,000       20,225,000
                                                  --------------
                                                      35,825,000
                                                  --------------
TELECOMMUNICATIONS -- 10.3%
    Alltel Corp. ..................     330,000       27,286,875
    AT&T Corp. ....................     640,000       32,480,000
    Bell Atlantic Corp. ...........     400,000       24,625,000
    Loral Space and Communications
      Ltd.*........................     850,000       20,665,625
    MCI WorldCom, Inc.*............     420,000       22,286,250

AST LORD ABBETT GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
    MediaOne Group, Inc.*..........      70,000   $    5,376,875
    SBC Communications, Inc. ......     450,000       21,937,500
                                                  --------------
                                                     154,658,125
                                                  --------------
UTILITIES -- 5.4%
    Carolina Power & Light Co. ....     350,000       10,653,125
    Dominion Resources, Inc. ......     550,000       21,587,500
    Duke Energy Corp. .............     550,000       27,568,750
    FirstEnergy Corp. .............     900,000       20,418,750
                                                  --------------
                                                      80,228,125
                                                  --------------
TOTAL COMMON STOCK (Cost
  $1,220,362,729)..................                1,423,186,060
                                                  --------------
PREFERRED STOCK -- 1.4%
UTILITIES
    Houston Industries, Inc. 7.00%
      [CVT]
    (Cost $14,441,695).............     170,000       20,485,000
                                                  --------------

                                       SHARES         VALUE
                                       ------         -----
SHORT-TERM INVESTMENTS -- 3.6%
    Temporary Investment Cash
      Fund.........................  27,255,240   $   27,255,240
    Temporary Investment Fund......  27,255,240       27,255,240
                                                  --------------
    (Cost $54,510,480).............                   54,510,480
                                                  --------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $1,289,314,904)............                1,498,181,540
OTHER ASSETS LESS
LIABILITIES -- 0.0%................                      124,467
                                                  --------------
NET ASSETS -- 100.0%...............               $1,498,306,007
                                                  ==============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST JANCAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
COMMON STOCK -- 93.4%
ADVERTISING -- 0.3%
    DoubleClick, Inc.*..............     72,170   $   18,263,521
                                                  --------------
BEVERAGES -- 1.2%
    Coca-Cola Co. ..................  1,231,300       71,723,225
                                                  --------------
CABLE TELEVISION -- 1.3%
    Charter Communications, Inc.
      Cl-A*.........................  3,478,765       76,097,984
                                                  --------------
COMPUTER HARDWARE -- 9.4%
    Apple Computer, Inc.*...........  2,253,235      231,660,724
    Dell Computer Corp.*............  4,357,890      222,252,390
    EMC Corp.*......................    920,265      100,538,951
                                                  --------------
                                                     554,452,065
                                                  --------------
COMPUTER SERVICES & SOFTWARE -- 31.6%
    America Online, Inc.*...........  6,213,010      468,693,941
    Cisco Systems, Inc.*............  3,604,540      386,136,348
    Intuit, Inc.*...................  1,266,018       75,881,954
    Microsoft Corp.*................  3,155,800      368,439,650
    VERITAS Software Corp.*.........  2,888,272      413,384,001
    Yahoo!, Inc.*...................    360,160      155,836,730
                                                  --------------
                                                   1,868,372,624
                                                  --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 9.6%
    General Electric Co. ...........  1,408,475      217,961,506
    Metromedia Fiber Network, Inc.
      Cl-A*.........................    895,805       42,942,652
    Texas Instruments, Inc. ........  3,201,190      310,115,282
                                                  --------------
                                                     571,019,440
                                                  --------------
ENTERTAINMENT & LEISURE -- 4.3%
    Time Warner, Inc. ..............  3,535,195      256,080,688
                                                  --------------
FINANCIAL SERVICES -- 4.0%
    Fannie Mae......................    971,065       60,630,871
    Schwab, (Charles) Corp. ........  4,607,011      176,794,047
                                                  --------------
                                                     237,424,918
                                                  --------------
INSURANCE -- 3.7%
    American International Group,
      Inc. .........................  1,651,705      178,590,603
    Progressive Corp. ..............    586,990       42,923,644
                                                  --------------
                                                     221,514,247
                                                  --------------
PHARMACEUTICALS -- 1.6%
    Pfizer, Inc. ...................  2,902,950       94,164,441
                                                  --------------
RESTAURANTS -- 1.5%
    McDonald's Corp. ...............  2,194,425       88,462,758
                                                  --------------
RETAIL & MERCHANDISING -- 6.2%
    Amazon.com, Inc.*...............    900,230       68,530,009
    Costco Companies, Inc.*.........    545,585       49,784,631
    Home Depot, Inc. ...............  2,254,755      154,591,639
    Wal-Mart Stores, Inc. ..........  1,356,005       93,733,846
                                                  --------------
                                                     366,640,125
                                                  --------------

                                       SHARES         VALUE
                                       ------         -----
TELECOMMUNICATIONS -- 18.7%
    EchoStar Communications Corp.
      Cl-A*.........................    450,820   $   43,954,950
    Level 3 Communications, Inc.*...    958,225       78,454,672
    Nokia Corp. Cl-A [ADR]..........  2,520,360      478,868,399
    SBC Communications, Inc. .......  2,046,430       99,763,463
    Sprint Corp. (PCS Group)*.......  2,371,035      243,031,087
    Vodafone AirTouch PLC [ADR].....  2,556,740      126,558,630
    WinStar Communications, Inc.*...    416,900       31,215,388
                                                  --------------
                                                   1,101,846,589
                                                  --------------
TOTAL COMMON STOCK
  (Cost $2,611,609,231).............               5,526,062,625
                                                  --------------
FOREIGN STOCK -- 0.6%
TELECOMMUNICATIONS
    Vodafone AirTouch PLC -- (GBP)
      (Cost $33,129,443)............  7,228,015       35,814,331
                                                  --------------
                                         PAR
                                        (000)
                                        -----
CORPORATE OBLIGATIONS -- 2.1%
ENTERTAINMENT & LEISURE -- 0.7%
    Venetian Casino Resort LLC
      12.25%, 11/15/04..............  $  49,725       43,509,375
                                                  --------------
RETAIL & MERCHANDISING -- 1.0%
    Amazon.com, Inc. 144A
      4.75%, 02/01/09...............     51,851       58,915,699
                                                  --------------
TELECOMMUNICATIONS -- 0.4%
    Lenfest Communications, Inc.
      7.625%, 02/15/08..............     11,295       11,309,119
      8.25%, 02/15/08 144A..........     12,480       12,620,400
                                                  --------------
                                                      23,929,519
                                                  --------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $125,997,248)...............                 126,354,593
                                                  --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.8%
    Federal Home Loan Bank
      5.51%, 02/02/00...............     50,000       49,751,030
      5.77%, 03/23/00...............     20,000       19,733,939
                                                  --------------
                                                      69,484,969
                                                  --------------
    Federal Mortgage Corp.
      5.10%, 05/25/00...............     50,000       48,863,940
      5.55%, 01/10/00...............     25,000       24,964,734
                                                  --------------
                                                      73,828,674
                                                  --------------
    Federal National Mortgage Assoc.
      5.48%, 01/21/00-01/28/00......     85,000       84,699,152
                                                  --------------
    (Cost $228,134,413).............                 228,012,795
                                                  --------------
COMMERCIAL PAPER -- 0.1%
    Associates First Capital Corp.
      4.00%, 01/03/00
    (Cost $5,898,689)...............      5,900        5,898,689
                                                  --------------

AST JANCAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash
      Fund..........................     13,027   $       13,027
    Temporary Investment Fund.......     13,026           13,026
                                                  --------------
    (Cost $26,053)..................                      26,053
                                                  --------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $3,004,795,077).............               5,922,169,086
OTHER ASSETS LESS
  LIABILITIES -- 0.0%...............                   1,608,716
                                                  --------------
NET ASSETS -- 100.0%................              $5,923,777,802
                                                  ==============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 1.2% of net assets.

See Notes to Financial Statements.

AST MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)        VALUE
                                        -----        -----
CORPORATE OBLIGATIONS -- 14.1%
FINANCIAL-BANK & TRUST -- 10.2%
    Diageo Capital [PLC]
      5.475%, 02/24/00...............  $ 65,000  $   64,973,177
    First Union National Bank [FRN]
      5.54%, 03/15/00++..............    31,000      30,993,083
    Fleet Financial Group
      6.236%, 01/13/00...............    36,500      36,481,374
    Key Bank NA
      5.491%, 01/28/00...............    16,000      16,005,247
    NationsBank Texas Corp.
      6.75%, 08/15/00................    18,500      18,581,708
    SouthTrust Bank NA [FRN]
      5.544%, 01/24/00++.............    39,000      38,968,591
    Wells Fargo & Co. Cl-J
      5.31%, 03/31/00................    40,000      39,994,847
                                                 --------------
                                                    245,998,027
                                                 --------------
FINANCIAL SERVICES -- 3.9%
    American Express Centurion [FRN]
      5.45%, 01/01/00++..............    25,000      25,000,000
    CIT Group, Inc.
      5.75%, 01/05/00................    24,500      24,485,255
    Morgan Stanley, Dean Witter & Co.
      6.46%, 01/19/00................    10,000      10,000,000
    Xerox Credit Corp. Cl-F
      5.32%, 03/31/00................    35,000      34,995,571
                                                 --------------
                                                     94,480,826
                                                 --------------
TOTAL CORPORATE OBLIGATIONS (Cost
  $340,478,853)......................               340,478,853
                                                 --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 20.9%
    Federal Home Loan Bank
      1.28%, 01/03/00................   337,977     337,946,530
      5.34%, 10/04/00................   100,000      99,947,953
      5.39%, 02/02/00................    42,798      42,592,950
                                                 --------------
                                                    480,487,433
                                                 --------------
    Federal Home Loan Mortgage Corp.
      1.75%, 01/03/00................    23,070      23,067,757
                                                 --------------
    (Cost $503,555,190)..............               503,555,190
                                                 --------------
U.S. TREASURY OBLIGATIONS -- 3.5%
    U.S. Treasury Bills
      3.05%, 01/06/00
    (Cost $85,463,781)...............    85,500      85,463,781
                                                 --------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.0%
    LINCS [VR]
      5.319%, 01/17/00
    (Cost $25,000,000)...............    25,000      25,000,000
                                                 --------------
CERTIFICATES OF DEPOSIT -- 23.9%
    Abbey National Treasury Services
      PLC
      5.22%, 05/11/00................    13,000      12,997,755

                                         PAR
                                        (000)        VALUE
                                        -----        -----
    AT&T Corp. [FRN]
      5.27%, 01/13/00................  $ 40,000  $   39,991,426
    Bankers Trust Co. [FRN]
      6.156%, 01/10/00...............    15,000      14,997,981
    Bayerische Hypo Vereinsbank
      5.15%, 04/25/00................    10,000       9,998,181
    Bayerische Landesbank NY
      5.115%, 03/21/00...............    14,000      13,995,600
      5.875%, 08/04/00...............    20,000      19,996,604
      6.11%, 10/02/00................    50,000      49,934,164
      3.825%, 12/15/00 [FRN].........     7,000       6,994,326
    Canadian Imperial Bank
      5.01%, 02/07/00................    25,000      24,999,267
    Comerica Bank [FRN]
      6.401%, 01/20/00...............    26,000      26,000,000
      5.65%, 03/22/00++..............    40,000      39,996,661
    Commerzbank AG NY [FRN]
      5.325%, 01/10/00++.............    20,000      19,997,283
      5.15%, 02/23/00................    30,000      29,998,276
    Deutsche Bank
      5.00%, 01/06/00................    25,000      24,999,901
      6.19%, 12/01/00................    40,000      39,975,503
    Fifth Third Bancorp
      5.98%, 01/28/00................    22,500      22,500,681
    Harris Trust Bank
      6.38%, 01/18/00................    50,000      49,999,999
    PNC Bank Corp. [FRN]
      5.359%, 01/01/00++.............    50,000      49,987,081
    Toronto Dominion Bank
      5.00%, 02/04/00................     8,000       7,999,784
    Union Bank of Switzerland
      6.235%, 12/04/00...............    40,000      39,973,536
      6.39%, 12/21/00................    30,000      29,986,117
                                                 --------------
    (Cost $575,320,126)..............               575,320,126
                                                 --------------
COMMERCIAL PAPER -- 27.2%
AUTOMOBILE MANUFACTURERS -- 0.8%
    General Motors Corp.
      6.09%, 01/18/00................    20,000      19,942,483
                                                 --------------
CONSUMER PRODUCTS & SERVICES -- 1.0%
    Cregman North America, Inc.
      5.88%, 01/21/00................    25,000      24,918,333
                                                 --------------
FINANCIAL-BANK & TRUST -- 6.7%
    Bank of America Corp.
      5.77%, 01/26/00................    23,500      23,405,837
      5.99%, 03/13/00................    35,000      34,580,700
    Bank of New York Co., Inc.
      5.75%, 02/22/00................    37,000      36,692,695
    Banque et Caisse d'Epargne
      5.92%, 01/21/00................    66,077      65,859,679
                                                 --------------
                                                    160,538,911
                                                 --------------
FINANCIAL SERVICES -- 14.5%
    Associates Corp. of North America
      4.00%, 01/03/00................   100,000      99,977,779
    BellSouth Capital Funding Corp.
      5.68%, 02/10/00................    35,000      34,779,111

AST MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)        VALUE
                                        -----        -----
    General Electric Capital Corp.
      5.73%, 02/02/00................  $  5,000  $    4,974,311
      5.72%, 02/23/00................    15,000      14,873,683
    General Motors Acceptance Corp.
      5.72%, 03/17/00................    37,000      36,553,204
    Morgan Stanley, Dean Witter & Co.
      6.10%, 02/08/00................    50,000      49,678,056
    Salomon Smith Barney Holdings,
      Inc.
      6.25%, 01/19/00................    50,000      49,843,750
      6.49%, 01/27/00................    15,000      14,929,692
      6.01%, 03/01/00................    18,000      17,819,700
    UBS Finance, Inc.
      4.25%, 01/03/00................    25,000      24,994,097
                                                 --------------
                                                    348,423,383
                                                 --------------
TELECOMMUNICATIONS -- 2.1%
    British Telecommunications PLC
      5.85%, 02/16/00................    25,000      24,813,125
    France Telecom [FRN]
      6.10%, 02/28/00+...............    25,000      24,754,306
                                                 --------------
                                                     49,567,431
                                                 --------------

                                         PAR
                                        (000)        VALUE
                                        -----        -----
UTILITIES -- 2.1%
    Southern Co.
      5.75%, 02/09/00+...............  $ 50,000  $   49,688,542
                                                 --------------
TOTAL COMMERCIAL PAPER
  (Cost $653,079,083)................               653,079,083
                                                 --------------
REPURCHASE AGREEMENTS -- 9.3%
    Morgan Stanley and Co., Inc.
    2.47% dated 12/31/99, maturing
    01/03/00, repurchase price
    $225,046,313 (Collateralized by
    U.S. Treasury Bonds, par value
    $200,050,000, market value
    $229,496,557 due
    08/15/01-05/15/09)
    (Cost $225,000,000)..............   225,000     225,000,000
                                                 --------------
TOTAL INVESTMENTS -- 99.9%
  (Cost $2,407,897,033)..............             2,407,897,033
OTHER ASSETS LESS
  LIABILITIES -- 0.1%................                 1,260,364
                                                 --------------
NET ASSETS -- 100.0%.................            $2,409,157,397
                                                 ==============

--------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the year, these securities amounted to 3.1% of net assets.

++ Maturity date reflects the next interest rate change date.

See Notes to Financial Statements.

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES         VALUE
                                        ------         -----
COMMON STOCK -- 95.8%
AEROSPACE -- 4.0%
    General Dynamics Corp. .........      261,300   $ 13,783,575
    General Motors Corp. Cl-H*......      131,500     12,624,000
                                                    ------------
                                                      26,407,575
                                                    ------------
AIRLINES -- 1.3%
    Continental Airlines, Inc.
      Cl-B*.........................      196,200      8,706,375
                                                    ------------
AUTOMOTIVE PARTS -- 2.7%
    Eaton Corp. ....................       68,600      4,982,075
    Lear Corp.* ....................      410,000     13,120,000
                                                    ------------
                                                      18,102,075
                                                    ------------
BEVERAGES -- 0.4%
    American National Can Group,
      Inc. .........................      213,100      2,770,300
                                                    ------------
BROADCASTING -- 3.9%
    AT&T Corp. Liberty Media Group
      Cl-A*.........................      202,000     11,463,500
    News Corp. Ltd. [ADR]...........      251,600      8,412,875
    Scripps, (E.W.) Co. Cl-A........      131,000      5,870,438
                                                    ------------
                                                      25,746,813
                                                    ------------
BUSINESS SERVICES -- 5.7%
    Comdisco, Inc...................      547,900     20,409,275
    MedicaLogic, Inc.*..............       10,000        210,000
    Parametric Technology Corp.*....      628,000     16,995,250
                                                    ------------
                                                      37,614,525
                                                    ------------
CAPITAL GOODS -- 1.8%
    SPX Corp.*......................      152,000     12,283,500
                                                    ------------
CHEMICALS -- 5.1%
    Engelhard Corp. ................      351,000      6,625,125
    Grace, (W.R.) & Co.*............      805,000     11,169,375
    Lyondell Chemical Co. ..........      185,800      2,368,950
    Praxair, Inc. ..................      270,900     13,629,656
                                                    ------------
                                                      33,793,106
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 6.4%
    Cabletron Systems, Inc.*........      287,100      7,464,600
    Cadence Design Systems, Inc.*...      720,000     17,280,000
    Ceridian Corp.*.................      640,000     13,800,000
    PSINet, Inc.*...................       65,000      4,013,750
                                                    ------------
                                                      42,558,350
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 1.9%
    Maytag Corp.....................      268,000     12,864,000
                                                    ------------
CONTAINERS & PACKAGING -- 1.9%
    Sealed Air Corp.*...............       63,700      3,300,456
    Smurfit-Stone Container
      Corp.*........................      385,000      9,432,500
                                                    ------------
                                                      12,732,956
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.0%
    Metromedia Fiber Network, Inc.
      Cl-A*.........................       88,700      4,252,056
    UCAR International, Inc.*.......      525,000      9,351,563
                                                    ------------
                                                      13,603,619
                                                    ------------

                                        SHARES         VALUE
                                        ------         -----
FINANCIAL-BANK & TRUST -- 2.3%
    Countrywide Credit Industries,
      Inc. .........................      360,000   $  9,090,000
    Valley National Bancorp.........      226,500      6,342,000
                                                    ------------
                                                      15,432,000
                                                    ------------
FINANCIAL SERVICES -- 6.4%
    AMBAC Financial Group, Inc. ....      145,000      7,567,188
    Dun & Bradstreet Corp. .........      295,200      8,708,400
    FINOVA Group, Inc. .............      332,900     11,817,950
    Fleet Financial Group, Inc. ....      222,800      7,756,225
    SLM Holding Corp. ..............      162,000      6,844,500
                                                    ------------
                                                      42,694,263
                                                    ------------
HEALTHCARE SERVICES -- 1.8%
    Wellpoint Health Networks,
      Inc.*.........................      180,000     11,868,750
                                                    ------------
HOTELS & MOTELS -- 0.9%
    Starwood Hotels & Resorts
      Worldwide, Inc. [REIT]........      265,800      6,246,300
                                                    ------------
INSURANCE -- 3.8%
    Ace Ltd. .......................      540,000      9,011,250
    AON Corp. ......................      220,000      8,800,000
    Xl Capital Ltd. ................      140,000      7,262,500
                                                    ------------
                                                      25,073,750
                                                    ------------
MACHINERY & EQUIPMENT -- 1.1%
    Grainger, (W.W.), Inc. .........      154,000      7,363,125
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 3.3%
    Becton Dickinson & Co...........      340,000      9,095,000
    Genzyme Corp.*..................      281,700     12,676,500
                                                    ------------
                                                      21,771,500
                                                    ------------
METALS & MINING -- 3.1%
    AK Steel Holding Corp. .........      526,300      9,933,912
    Phelps Dodge Corp. .............       28,100      1,886,213
    Reynolds Metals Co. ............      115,000      8,811,875
                                                    ------------
                                                      20,632,000
                                                    ------------
OIL & GAS -- 12.3%
    Anadarko Petroleum Corp.........      189,700      6,473,513
    Apache Corp.....................      230,000      8,495,625
    Coastal Corp....................      305,400     10,822,612
    Dynegy, Inc.....................      350,000      8,509,375
    Kinder Morgan, Inc..............      240,000      4,845,000
    Noble Drilling Corp.*...........      225,000      7,368,750
    Tosco Corp......................      235,000      6,389,063
    Transocean Sedco Forex, Inc.*...      297,000     10,005,187
    USX-Marathon Group, Inc.........      416,400     10,279,874
    Williams Companies, Inc.........      260,000      7,946,250
                                                    ------------
                                                      81,135,249
                                                    ------------
PAPER & FOREST PRODUCTS -- 3.1%
    Bowater, Inc. ..................      210,000     11,405,625
    Fort James Corp. ...............      330,000      9,033,750
                                                    ------------
                                                      20,439,375
                                                    ------------
PHARMACEUTICALS -- 0.5%
    Waters Corp.*...................       67,000      3,551,000
                                                    ------------

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES         VALUE
                                        ------         -----
PRINTING & PUBLISHING -- 1.9%
    Belo, (A.H.) Corp. Cl-A.........      653,200   $ 12,451,625
                                                    ------------
RAILROADS -- 1.5%
    Kansas City Southern Industries,
      Inc. .........................      136,300     10,171,388
                                                    ------------
REAL ESTATE -- 1.5%
    Indymac Mortgage Holdings, Inc.
      [REIT]........................      785,000     10,008,750
                                                    ------------
RETAIL & MERCHANDISING -- 2.9%
    Consolidated Stores Corp.*......      648,900     10,544,625
    Harcourt General, Inc. .........      210,000      8,452,500
                                                    ------------
                                                      18,997,125
                                                    ------------
SEMICONDUCTORS -- 1.3%
    National Semiconductor Corp.*...      206,100      8,823,656
                                                    ------------
TELECOMMUNICATIONS -- 7.0%
    American Tower Corp. Cl-A*......      365,000     11,155,313
    ANTEC Corp.*....................       17,900        653,350
    EchoStar Communications Corp.
      Cl-A*.........................       87,200      8,502,000
    Global Crossing Ltd.*...........      261,700     13,085,000
    Sonera Oyj Corp. [ADR]*.........       42,600      2,950,050
    WinStar Communications, Inc.*...      127,600      9,554,050
                                                    ------------
                                                      45,899,763
                                                    ------------

                                        SHARES         VALUE
                                        ------         -----
TRANSPORTATION -- 1.1%
    Navistar International Corp.*...      153,600   $  7,276,800
                                                    ------------
UTILITIES -- 2.9%
    Cinergy Corp. ..................      138,000      3,329,250
    Niagara Mohawk Holdings,
      Inc.*.........................      540,000      7,526,250
    Unicom Corp. ...................      252,600      8,462,100
                                                    ------------
                                                      19,317,600
                                                    ------------
TOTAL COMMON STOCK
  (Cost $626,167,133)...............                 636,337,213
                                                    ------------
SHORT-TERM INVESTMENTS -- 5.2%
    Temporary Investment Cash
      Fund..........................   17,288,854     17,288,854
    Temporary Investment Fund.......   17,288,854     17,288,854
                                                    ------------
    (Cost $34,577,708)..............                  34,577,708
                                                    ------------
TOTAL INVESTMENTS -- 101.0%
  (Cost $660,744,841)...............                 670,914,921
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.0)%..................                  (6,532,349)
                                                    ------------
NET ASSETS -- 100.0%................                $664,382,572
                                                    ============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST AIM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 49.5%
ADVERTISING -- 1.0%
    Omnicom Group, Inc. ..............    20,900    $  2,090,000
    Young & Rubicam, Inc. ............    39,000       2,759,250
                                                    ------------
                                                       4,849,250
                                                    ------------
AEROSPACE -- 0.3%
    General Motors Corp. Cl-H*........    15,000       1,440,000
                                                    ------------
AUTOMOBILE MANUFACTURERS -- 0.3%
    Ford Motor Co. ...................    28,900       1,544,344
                                                    ------------
BROADCASTING -- 1.9%
    CBS Corp.*........................    59,000       3,772,312
    Hispanic Broadcasting Corp.*......    30,800       2,840,338
    Infinity Broadcasting Corp.*......    74,250       2,686,922
                                                    ------------
                                                       9,299,572
                                                    ------------
BUSINESS SERVICES -- 0.5%
    Foundry Networks, Inc.*...........     5,300       1,598,944
    Maximus, Inc.*....................    31,300       1,062,244
                                                    ------------
                                                       2,661,188
                                                    ------------
COMPUTER HARDWARE -- 1.8%
    Dell Computer Corp.*..............    21,000       1,071,000
    EMC Corp.*........................    48,300       5,276,775
    Immersion Corp.*..................    13,400         514,225
    International Business Machines
      Corp............................    21,128       2,281,824
                                                    ------------
                                                       9,143,824
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 7.6%
    America Online, Inc.*.............    69,000       5,205,188
    Cisco Systems, Inc.*..............    56,000       5,998,999
    Comverse Technology, Inc.*........    12,150       1,758,713
    Concord Communications, Inc.*.....    12,900         572,438
    DST Systems, Inc.*................    16,900       1,289,681
    eSPEED, Inc. Cl-A*................    20,200         718,363
    InfoSpace.com, Inc.*..............    28,900       6,184,599
    ISS Group, Inc.*..................    34,200       2,432,475
    Knology Holdings, Inc. Warrants
      144A*...........................        45             113
    Microsoft Corp.*..................    32,000       3,736,000
    National Information Consortium,
      Inc.*...........................    44,000       1,408,000
    Sun Microsystems, Inc.*...........    62,000       4,801,125
    Telemate.Net Software, Inc.*......    44,400         721,500
    USWeb Corp.*......................    80,000       3,555,000
                                                    ------------
                                                      38,382,194
                                                    ------------
CONGLOMERATES -- 0.4%
    Tyco International Ltd. ..........    45,400       1,764,925
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 1.0%
    Estee Lauder Co...................     5,000         432,813
    Hedstrom Holdings, Inc. Warrants
      144A*...........................       303              18
    Official Payments Corp.*..........    29,100       1,513,200
    Procter & Gamble Co. .............    20,000       2,191,250
    Steiner Leisure Ltd.*.............    44,000         734,250
                                                    ------------
                                                       4,871,531
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.3%
    Analog Devices, Inc.*.............    30,400    $  2,827,200
    Conexant Systems, Inc.*...........     4,800         318,600
    General Electric Co. .............    20,200       3,125,950
                                                    ------------
                                                       6,271,750
                                                    ------------
ENTERTAINMENT & LEISURE -- 1.1%
    Carnival Corp. ...................    37,500       1,792,969
    Club Regina Resorts, Inc.
      Warrants*.......................        20              20
    Royal Caribbean Cruises Ltd. .....    43,100       2,125,368
    Time Warner, Inc. ................    23,000       1,666,063
                                                    ------------
                                                       5,584,420
                                                    ------------
EQUIPMENT SERVICES -- 0.4%
    Quanta Services, Inc.*............    63,000       1,779,750
                                                    ------------
FINANCIAL-BANK & TRUST -- 0.5%
    Chase Manhattan Corp. ............    32,890       2,555,142
                                                    ------------
FINANCIAL SERVICES -- 3.4%
    American Express Co. .............    11,985       1,992,506
    AXA Financial, Inc. ..............    50,000       1,693,750
    Citigroup, Inc. ..................    38,027       2,112,875
    Esat Holdings Ltd. Warrants
      144A*...........................        35           2,538
    Fannie Mae........................    29,000       1,810,688
    Freddie Mac.......................    38,000       1,788,375
    Goldman Sachs Group, Inc. ........     8,000         753,500
    Merrill Lynch & Co., Inc. ........    27,700       2,312,950
    Morgan Stanley, Dean Witter &
      Co. ............................    23,400       3,340,349
    SLM Holding Corp. ................    24,300       1,026,675
                                                    ------------
                                                      16,834,206
                                                    ------------
FOOD -- 0.5%
    Keebler Foods Co.*................    38,000       1,068,750
    Safeway, Inc.*....................    36,900       1,312,256
                                                    ------------
                                                       2,381,006
                                                    ------------
FURNITURE -- 0.3%
    Ethan Allen Interiors, Inc. ......    43,100       1,381,894
                                                    ------------
INDUSTRIAL PRODUCTS -- 0.0%
    Cellnet Data Systems Warrants
      144A*...........................        95               1
                                                    ------------
INSURANCE -- 1.8%
    American International Group,
      Inc. ...........................    27,500       2,973,437
    AXA [ADR].........................    20,000       1,420,000
    CIGNA Corp. ......................    17,246       1,389,381
    MGIC Investment Corp..............    25,400       1,528,763
    Nationwide Financial Services,
      Inc. ...........................    22,000         614,625
    Travelers Property Casualty Corp.
      Cl-A............................    31,100       1,065,175
                                                    ------------
                                                       8,991,381
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.6%
    Baxter International, Inc. .......    23,500       1,476,094
    Forest Laboratories, Inc.*........    25,500       1,566,656
    Genzyme Corp.*....................    27,500       1,237,500
    Guidant Corp.*....................    44,000       2,068,000
    Johnson & Johnson Co. ............    16,000       1,490,000
    Medtronic, Inc. ..................    76,300       2,780,181
    VISX, Inc.*.......................    47,500       2,458,125
                                                    ------------
                                                      13,076,556
                                                    ------------

AST AIM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
OIL & GAS -- 1.0%
    Apache Corp. .....................    32,000    $  1,182,000
    Conoco, Inc. Cl-B.................    48,000       1,194,000
    Exxon Mobil Corp. ................    15,762       1,269,826
    TCR Holding Corp. Cl-B*...........     2,898              29
    Williams Companies, Inc. .........    38,430       1,174,517
                                                    ------------
                                                       4,820,372
                                                    ------------
PHARMACEUTICALS -- 2.5%
    American Home Products Corp. .....    30,500       1,202,844
    Biogen, Inc.*.....................    24,400       2,061,800
    Bristol-Meyers Squibb Co. ........    21,084       1,353,329
    Lilly, (Eli) & Co. ...............    22,500       1,496,250
    Merck & Co., Inc. ................    19,000       1,274,188
    Pfizer, Inc. .....................    52,300       1,696,481
    Schering-Plough Corp. ............    24,100       1,016,719
    Warner-Lambert Co. ...............    27,700       2,269,668
                                                    ------------
                                                      12,371,279
                                                    ------------
REAL ESTATE -- 0.0%
    Equity Office Property
      Warrants*.......................       530             530
                                                    ------------
RETAIL & MERCHANDISING -- 2.9%
    Amazon.com, Inc.*.................    15,100       1,149,488
    Bed, Bath & Beyond, Inc.*.........    47,500       1,650,625
    Dayton-Hudson Corp.*..............    34,500       2,533,594
    FreeMarkets, Inc.*................    14,000       4,778,374
    Home Depot, Inc. .................    42,000       2,879,625
    Linens 'n Things, Inc.*...........    48,700       1,442,738
                                                    ------------
                                                      14,434,444
                                                    ------------
SEMICONDUCTORS -- 2.8%
    Applied Materials, Inc.*..........    19,800       2,508,413
    Intel Corp. ......................    36,900       3,037,331
    JDS Uniphase Corp.*...............     9,000       1,451,813
    Microchip Technology, Inc.*.......    21,900       1,498,781
    Motorola, Inc. ...................    15,660       2,305,935
    SDL, Inc.*........................    14,000       3,052,000
                                                    ------------
                                                      13,854,273
                                                    ------------
TELECOMMUNICATIONS -- 12.6%
    ANTEC Corp.*......................    41,100       1,500,150
    AT&T Canada, Inc.*................    45,900       1,847,475
    AT&T Corp. .......................    36,000       1,827,000
    Bell Atlantic Corp. ..............    33,725       2,076,195
    Birch Telecommunications
      Warrants*.......................        10             550
    BroadWing, Inc. ..................    65,342       2,409,486
    Global Crossing Ltd.*.............    86,600       4,330,000
    Global TeleSystems Group, Inc.*...    66,500       2,302,563
    Globalstar Telecommunications
      Warrants*.......................        45           5,625
    Infonet Services Corp. Cl-B*......    58,000       1,522,500
    KMC Telecom Holdings, Inc.
      Warrants*.......................        35              88
    Korea Telecom Corp. [ADR].........    23,459       1,753,560
    Long Distance International
      Warrants*.......................        10              25
    Lucent Technologies, Inc..........    82,500       6,172,030
    McCaw International Ltd.
      Warrants*.......................        10              25
    MCI WorldCom, Inc.*...............    66,600       3,533,963

                                         SHARES        VALUE
                                         ------        -----
    McLeodUSA, Inc. Cl-A*.............    45,600    $  2,684,700
    NEXTLINK Communications, Inc.
      Cl-A*...........................    44,000       3,654,750
    Nokia Corp. Cl-A [ADR]............    34,400       6,535,999
    Onepoint Communications
      Warrants*.......................        10             100
    Orbital Imaging Corp. Warrants
      144A*...........................        20             400
    Partner Communications Co. Ltd.
      [ADR]*..........................    35,800         926,325
    Pathnet, Inc. Warrants 144A*......        30             304
    Powertel, Inc.*...................        44           4,417
    Qwest Communications
      International, Inc.*............   105,000       4,515,000
    SBC Communications, Inc...........    31,918       1,556,003
    Sycamore Networks, Inc.*..........     7,500       2,310,000
    Tellabs, Inc.*....................    30,000       1,925,625
    Time Warner Telecom, Inc. Cl-A*...    32,900       1,642,944
    UIH Australia Warrants*...........        50           1,256
    Univision Communications, Inc.*...    48,700       4,976,531
    Western Wireless Corp. Cl-A*......    30,900       2,062,575
    Williams Communications Group,
      Inc.*...........................    43,800       1,266,094
                                                    ------------
                                                      63,344,258
                                                    ------------
UTILITIES -- 1.0%
    AES Corp.*........................    33,800       2,526,550
    Enron Corp. ......................    47,000       2,085,625
    Plug Power, Inc.*.................    15,600         440,700
                                                    ------------
                                                       5,052,875
                                                    ------------
TOTAL COMMON STOCK
  (Cost $181,553,640).................               246,690,965
                                                    ------------
PREFERRED STOCK -- 1.9%
COMPUTER SERVICES & SOFTWARE -- 0.3%
    Verio, Inc. 6.75% 144A............    22,900       1,325,338
FINANCIAL SERVICES -- 0.3%
    Calpine Capital Trust 5.75%*......    22,000       1,432,750
OIL & GAS -- 0.2%
    Kerr-McGee Corp. 5.50%............    32,000       1,056,000
TELECOMMUNICATIONS -- 0.9%
    Broadwing, Inc. 6.75% [CVT]*......    10,400         616,200
    Cablevision Systems Corp. Cl-M
      11.125% [PIK]*..................        10           1,098
    NEXTLINK Communications 6.50%
      [CVT]...........................     3,300         626,587
    Winstar Communications, Inc.
      7.25%...........................     2,680       3,555,784
                                                    ------------
                                                       4,799,669
                                                    ------------
UTILITIES -- 0.2%
    AES Corp. 6.75% [CVT].............    15,000         924,375
    Public Service Co. of New
      Hampshire Cl-A 10.60%...........       705          18,022
                                                    ------------
                                                         942,397
                                                    ------------
TOTAL PREFERRED STOCK
  (Cost $8,605,368)...................                 9,556,154
                                                    ------------

AST AIM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
FOREIGN STOCK -- 2.7%
COMPUTER SERVICES & SOFTWARE -- 0.1%
    Terra Networks SA -- (ESP)*.......    10,800    $    590,090
                                                    ------------
FINANCIAL-BANK & TRUST -- 0.0%
    DBS Groupo Holdings -- (SGD)*.....       978          16,031
                                                    ------------
INSURANCE -- 0.0%
    AXA SA -- (FRF)...................     1,552         216,333
                                                    ------------
MACHINERY & EQUIPMENT -- 0.2%
    Mannesmann AG -- (DEM)............     3,778         914,726
                                                    ------------
SEMICONDUCTORS -- 0.1%
    Advantest Corp. -- (JPY)..........     1,900         502,104
                                                    ------------
TELECOMMUNICATIONS -- 2.3%
    Libertel NV -- (NLG)*.............    74,500       1,950,851
    Nokia AB Oyj -- (FIM).............     4,390         795,851
    NTT Mobile Communication Network,
      Inc. -- (JPY)...................        50         192,327
    Orange PLC -- (GBP)*..............    77,200       2,606,253
    Sonera Group Oyj -- (FIM).........    55,000       3,769,513
    Telefonica SA -- (ESP)............    83,935       2,096,473
                                                    ------------
                                                      11,411,268
                                                    ------------
TOTAL FOREIGN STOCK
  (Cost $6,411,405)...................                13,650,552
                                                    ------------
                                           PAR
                                          (000)
                                        ---------
CORPORATE OBLIGATIONS -- 24.3%
ADVERTISING -- 0.2%
    Lamar Advertising Co.
      5.25%, 09/15/06.................   $   850       1,243,125
                                                    ------------
AEROSPACE -- 0.2%
    Boeing Co.
    6.625%, 02/15/38..................       580         487,066
    Lockheed Martin Corp.
      7.25%, 05/15/06.................       455         434,924
                                                    ------------
                                                         921,990
                                                    ------------
AIRLINES -- 1.1%
    AMR Corp.
      10.00%, 04/15/21 ...............       650         732,750
    Calair LLC Capital Corp.
      8.125%, 04/01/08 ...............        90          79,650
    Continental Airlines Series 981C
      6.541%, 09/15/09................       857         818,199
    Delta Air Lines, Inc.
      7.90%, 12/15/09 144A............       900         882,651
      9.00%, 05/15/16.................       900         927,000
      10.375%, 12/15/22...............       750         881,393
    United Air Lines, Inc. 144A
      9.75%, 08/15/21.................     1,200       1,301,168
                                                    ------------
                                                       5,622,811
                                                    ------------
AUTOMOBILE MANUFACTURERS -- 0.2%
    DaimlerChrysler NA Holding Co.
      7.20%, 09/01/09.................       900         885,138
                                                    ------------

                                           PAR
                                          (000)        VALUE
                                        ---------   ------------
BROADCASTING -- 0.9%
    British Sky Broadcasting
      8.20%, 07/15/09.................   $ 1,750    $  1,688,750
    Clear Channel Communications, Inc.
      1.50%, 12/01/02.................     1,625       1,669,688
    Cox Communications, Inc.
      7.75%, 08/15/06.................     1,000       1,010,447
                                                    ------------
                                                       4,368,885
                                                    ------------
CABLE TELEVISION -- 0.5%
    Comcast Cable Communication, Inc.
      8.50%, 05/01/27.................     2,000       2,103,328
    CSC Holdings, Inc.
      7.875%, 12/15/07................       325         321,750
                                                    ------------
                                                       2,425,078
                                                    ------------
CHEMICALS -- 0.4%
    Airgas, Inc.
      7.14%, 03/08/04.................     1,200       1,174,500
    Equistar Chemicals L.P.
      8.50%, 02/15/04.................     1,000         997,500
                                                    ------------
                                                       2,172,000
                                                    ------------
CLOTHING & APPAREL -- 0.3%
    AnnTayor Stores Corp. 144A
      0.55%, 06/18/19.................     2,500       1,340,625
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 0.9%
    Veritas Software Corp.
      1.856%, 08/13/06................     1,600       4,314,000
                                                    ------------
CONGLOMERATES -- 0.0%
    Tyco International Group SA
      6.25%, 06/15/00.................       235         222,976
                                                    ------------
CONSTRUCTION -- 0.0%
    American Architectural Co.
      11.75%, 12/01/07................        10           2,875
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.2%
    Procter & Gamble Co.
      8.00%, 09/01/24.................     1,000       1,060,098
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.8%
    CSC Holdings, Inc.
      7.875%, 02/15/18................     3,010       2,882,075
    Empire District Electric Co.
      7.70%, 11/15/04.................     1,300       1,285,736
                                                    ------------
                                                       4,167,811
                                                    ------------
ENTERTAINMENT & LEISURE -- 0.0%
    Circus Circus Enterprises
      6.45%, 02/01/06.................        10           8,784
                                                    ------------
ENVIRONMENTAL SERVICES -- 0.4%
    Browning-Ferris Industries, Inc.
      7.40%, 09/15/35.................     1,500       1,055,625
    Waste Management, Inc.
      7.125%, 12/15/17................       170         133,589
      7.10%, 08/01/26.................       925         853,052
                                                    ------------
                                                       2,042,266
                                                    ------------

AST AIM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)        VALUE
                                        ---------   ------------
FINANCIAL-BANK & TRUST -- 2.4%
    Dime Capital, Inc. Cl-A
      9.33%, 05/06/27.................   $   860    $    820,623
    First Union Corp.
      7.50%, 04/15/35.................     3,000       2,981,386
    GreenPoint Capital Corp.
      9.10%, 06/01/27.................        10           9,325
    HSBC America Capital Trust 144A
      8.38%, 05/15/27.................       290         273,665
    Mercantile Bancorp
      7.30%, 06/15/07.................     3,000       2,906,283
    Midland Bank PLC
      7.65%, 05/01/25.................       340         340,697
    Provident Capital, Inc.
      8.60%, 12/01/26.................        20          17,765
    Republic New York Corp.
      9.70%, 02/01/09.................       855         953,616
      9.50%, 04/15/14.................       880         974,317
    Riggs Capital Corp.
      8.625%, 12/31/26................        15          13,412
    Sovereign Capital, Inc.
      9.00%, 04/01/27.................        15          12,912
    St. Paul Bancorp, Inc.
      7.125%, 02/15/04................     1,220       1,189,701
    US Bancorp
      7.50%, 06/01/26.................     1,500       1,501,875
                                                    ------------
                                                      11,995,577
                                                    ------------
FINANCIAL SERVICES -- 3.5%
    AFC Capital Trust I Cl-B
      8.207%, 02/03/27................       500         486,474
    Capital One Financial Corp.
      7.25%, 05/01/06.................       640         610,380
    CIT Group, Inc.
      5.50%, 10/15/01.................       480         467,467
    Colonial Capital II Co. Cl-A
      8.92%, 01/15/27.................        15          13,292
    Countrywide Capital III
      8.05%, 06/15/27.................       600         570,690
    Dow Capital BV
      9.20%, 06/01/10.................     1,600       1,756,000
    General Motors Acceptance Corp.
      9.00%, 10/15/02 ................       725         758,531
    Heller Financial, Inc. 144A
      7.375%, 11/01/09................     1,500       1,460,796
    Lehman Brothers Holdings, Inc.
      7.375%, 01/15/07................       700         681,970
      7.00%, 03/01/15.................       760         798,338
      8.50%, 08/01/15.................       850         867,080
    MBNA Capital I Cl-A
      8.278%, 12/01/26................     1,415       1,246,969
    Riggs Capital Trust II
      8.875%, 03/15/27................     1,535       1,400,201
    Salomon, Inc.
      7.30%, 05/15/02.................       465         468,096
    Source One Mortgage Services Corp.
      9.00%, 06/01/12.................       890         858,850

                                           PAR
                                          (000)        VALUE
                                        ---------   ------------
    TIG Holdings, Inc.
      8.125%, 04/15/05................   $   450    $    442,688
    Torchmark Corp.
      7.875%, 05/15/23................     4,000       3,685,399
    Washington Mutual Capital I
      8.375%, 06/01/27................       685         656,171
    Washington Mutual, Inc.
      7.50%, 08/15/06.................       365         361,556
    Webster Capital Corp. 144A
      9.36%, 01/29/27.................        10           9,609
                                                    ------------
                                                      17,600,557
                                                    ------------
HEALTHCARE SERVICES -- 0.0%
    Healthsouth Corp. [CVT]
      3.25%, 04/01/03.................        10           7,763
                                                    ------------
INDUSTRIAL PRODUCTS -- 0.0%
    FRD Acquisition Cl-B
      12.50%, 07/15/04................        10           5,038
    Safety Components International,
      Inc. Cl-B
      10.125%, 07/15/07...............        10           4,050
                                                    ------------
                                                           9,088
                                                    ------------
INSURANCE -- 0.4%
    Conseco, Inc.
      6.80%, 06/15/05.................     1,050         984,224
      9.00%, 10/15/06.................       410         425,172
    Provident Companies, Inc.
      7.405%, 03/15/38................       660         558,405
                                                    ------------
                                                       1,967,801
                                                    ------------
OIL & GAS -- 0.5%
    Candescent Technologies Corp.
      [CVT] 144A
      7.00%, 05/01/03.................     2,050       1,599,000
    Oneok, Inc.
      7.75%, 08/15/06.................       500         499,242
    Statoil 144A
      6.50%, 12/01/28.................       325         274,726
                                                    ------------
                                                       2,372,968
                                                    ------------
PRINTING & PUBLISHING -- 0.4%
    News America Holdings Co.
      9.25%, 02/01/13.................     1,700       1,865,750
                                                    ------------
RAILROADS -- 0.2%
    Norfolk Southern Corp.
      7.05%, 05/01/37.................     1,000         984,362
                                                    ------------
REAL ESTATE -- 0.4%
    Spieker Properties, Inc. [REIT]
      7.35%, 12/01/17.................     2,100       1,879,500
                                                    ------------
TELECOMMUNICATIONS -- 4.7%
    AT&T Corp.
      8.625%, 12/01/31................     2,100       2,152,366
    Cable & Wireless Communications
      PLC
      6.75%, 12/01/08.................     1,500       1,487,793
    Centel Capital Corp.
      9.00%, 10/15/19.................     3,000       3,251,250

AST AIM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)        VALUE
                                        ---------   ------------
    Comverse Technology, Inc. [CVT]
      4.50%, 07/01/05.................   $   645    $  2,200,256
    Continental Cablevision
      8.30%, 05/15/06.................     1,500       1,539,375
    CSC Holdings, Inc.
      7.25%, 07/15/08.................        20          19,050
    GTE Corp.
      6.84%, 04/15/18.................       400         366,001
    Lenfest Communications, Inc. 144A
      8.25%, 02/15/08.................       350         353,500
    Liberty Media Group 144A
      7.875%, 07/15/09................       750         747,836
    MCI WorldCom, Inc.
      6.125%, 08/15/01................       530         524,457
      7.125%, 06/15/27................     1,150       1,150,000
    News America Holdings
      8.45%, 08/01/34.................     2,000       2,039,808
    NTL, Inc. 144A
      5.75%, 12/15/09.................     1,400       1,512,000
    SBC Communications, Inc.
      7.375%, 07/15/43................     3,000       2,721,462
    Sprint Spectrum L.P.
      9.639%, 08/15/06 [STEP].........        20          18,519
      11.00%, 08/15/06................        10          11,056
    Time Warner, Inc.
      9.15%, 02/01/23.................     3,000       3,355,528
                                                    ------------
                                                      23,450,257
                                                    ------------
TRANSPORTATION -- 0.8%
    CSX Corp.
      9.00%, 08/15/06.................     3,000       3,193,707
    Laidlaw, Inc.
      7.65%, 05/15/06.................     1,100       1,023,550
                                                    ------------
                                                       4,217,257
                                                    ------------
UTILITIES -- 4.9%
    AES Corp.
      8.00%, 12/31/08.................       450         414,000
    Cleveland Electric Illuminating
      Co.
      6.86%, 10/01/08.................        30          27,572
    Cleveland Electric Illuminating
      Co. Cl-B
      9.50%, 05/15/05.................        25          25,919
    CMS Energy Corp.
      8.125%, 05/15/02................     4,000       3,981,244
    CMS Energy Corp. Cl-B
      6.75%, 01/15/04.................        40          37,115
    CMS Panhandle Holding Co.
      6.125%, 03/15/04................     3,000       2,841,222
    Commonwealth Edison
      7.50%, 07/01/13.................     2,000       1,930,000
    Duke Energy Corp.
      7.875%, 08/15/04................     1,500       1,505,625
    El Paso Electric Co. Cl-E
      9.40%, 05/01/11.................        10          10,707
    Hydro-Quebec Series MTNB
      8.62%, 12/15/11.................     1,000       1,072,500
    KN Energy, Inc.
      7.35%, 08/01/26.................     2,000       1,952,026
    Niagara Mohawk Power Corp. Cl-G
      7.75%, 10/01/08.................     4,000       4,004,280

                                           PAR
                                          (000)        VALUE
                                        ---------   ------------
    Niagara Mohawk Power Corp. Cl-H
      [STEP] 144A
      8.36%, 07/01/10.................   $ 2,500    $  1,890,263
    Northeast Utilities System
      8.38%, 03/01/05.................        23          22,312
      8.58%, 12/01/06.................         7           7,248
    NRG Energy, Inc.
      7.50%, 06/01/09.................       900         835,722
    Sonat, Inc.
      7.625%, 07/15/11................     1,400       1,377,492
    Southern Energy 144A
      7.90%, 07/15/09.................     2,500       2,423,510
                                                    ------------
                                                      24,358,757
                                                    ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $121,952,595).................               121,508,099
                                                    ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 8.2%
    Federal Home Loan Bank
      1.50%, 01/03/00.................    37,584      37,580,868
    Federal National Mortgage Assoc.
      5.75%, 04/15/03.................     1,775       1,724,620
      6.00%, 05/15/08.................     1,705       1,596,179
                                                    ------------
                                                       3,320,799
                                                    ------------
    (Cost $41,087,577)................                40,901,667
                                                    ------------
U.S. TREASURY OBLIGATIONS -- 9.2%
    U.S. Treasury Notes
      5.00%, 02/28/01.................     1,085       1,071,777
      5.25%, 05/15/04.................    10,000       9,581,814
      7.25%, 08/15/04.................     2,500       2,578,514
      5.875%, 11/15/04................     1,000         980,938
      6.50%, 08/15/05-10/15/06#.......    20,000      19,980,214
      6.875%, 05/15/06................    10,000      10,178,130
      5.625%, 05/15/08................     1,550       1,458,454
                                                    ------------
    (Cost $46,871,581)................                45,829,841
                                                    ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%
    Independent National Mortgage Corp.
      Series 1994-V Cl-A1
      8.264%, 12/25/24................        84          85,644
    Morgan Stanley Capital I Series
      1996-WF1 Cl-A2
      7.227%, 01/16/06................       655         657,348
                                                    ------------
    (Cost $755,375)...................                   742,992
                                                    ------------
SOVEREIGN ISSUES -- 0.7%
CANADA
    Laidlaw, Inc.
      6.70%, 05/01/08.................     1,000         850,377
    Province of Ontario
      5.50%, 10/01/08.................       340         302,988
    Quebec Province
      7.00%, 01/30/07.................       405         397,188
      5.735%, 03/02/26................     2,000       1,983,339
                                                    ------------
    (Cost $3,649,370).................                 3,533,892
                                                    ------------

AST AIM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                                           (000)        VALUE
                                           -----        -----
FOREIGN BONDS -- 2.3%
AUSTRALIA -- 0.3%
    New South Wales Treasury Corp.
      7.00%, 04/01/04.................       1,240   $   814,412
    State Bank New South Wales
      8.625%, 08/20/01................       1,000       675,573
                                                     -----------
                                                       1,489,985
                                                     -----------
DENMARK -- 0.1%
    Kingdom of Denmark
      5.00%, 08/15/05.................       4,100       545,802
                                                     -----------
GERMANY -- 0.6%
    Federal Republic of Germany
      7.25%, 10/21/02.................         990     1,065,080
    LB Baden-Wuerttemberg
      6.25%, 12/15/04.................         990       563,781
    SPT Telecom Finance BV
      5.125%, 05/07/03................         700       355,111
    Treuhandanstalt German Government
      6.00%, 11/12/03.................       1,100     1,155,946
                                                     -----------
                                                       3,139,918
                                                     -----------
GREECE -- 0.2%
    Greek Government
      6.60%, 04/15/04.................     397,000     1,214,238
                                                     -----------
NETHERLANDS -- 0.1%
    Tecnost International NV
      6.125%, 07/30/09................         510       503,913
                                                     -----------
NEW ZEALAND -- 0.3%
    Export Development Corp
      6.50%, 12/21/04.................         950       469,813
    New Zealand Government
      10.00%, 03/15/02................         850       474,253
      8.00%, 04/15/04.................         850       458,878
                                                     -----------
                                                       1,402,944
                                                     -----------
SWEDEN -- 0.2%
    Swedish Government
      6.00%, 02/09/05.................       7,200       865,642
                                                     -----------

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                          (000)        VALUE
                                        ---------   ------------
UNITED KINGDOM -- 0.5%
    General Electric Capital Corp.
      6.00%, 07/27/01.................       400    $    636,913
    Merrill Lynch & Co.
      7.375%, 12/17/07................       900       1,476,449
    National Westminster Bank
      5.125%, 06/30/11................       400         359,742
                                                    ------------
                                                       2,473,104
                                                    ------------
TOTAL FOREIGN BONDS (Cost
  $12,050,769)........................                11,635,546
                                                    ------------
                                         NUMBER
                                           OF
                                        CONTRACTS
                                        ---------
OPTIONS -- 0.0%
PUT OPTIONS
    General Motors Corp., Strike Price
      $90, Expires 01/21/00*
      (Cost $73,575)..................       150          63,750
                                                    ------------
TOTAL INVESTMENTS -- 98.9%
    (Cost $423,011,255)...............               494,113,458
                                                    ------------
WRITTEN OPTIONS -- 0.0%
CALL OPTIONS
    America Online, Inc., Strike Price
      $175, Expires 01/21/00..........       340         (59,500)
    General Motors Corp., Strike Price
      $100, Expires 01/21/00..........       150         (35,625)
    International Business Machines,
      Corp.
      Strike Price $95, Expires
      01/21/00........................        50         (71,875)
                                                    ------------
TOTAL WRITTEN OPTIONS
  (Cost ($231,037))...................                  (167,000)
                                                    ------------
OTHER ASSETS LESS LIABILITIES -- 1.1%.                 5,624,931
                                                    ------------
NET ASSETS -- 100.0%..................              $499,571,389
                                                    ============

# Securities with an aggregate market value of $1,480,570 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1999:

                            EXPIRATION    NUMBER OF      UNREALIZED
       DESCRIPTION            MONTH       CONTRACTS     APPRECIATION
---------------------------------------------------------------------
S&P 500...................    03/00           58         $  720,650
                                                         ==========

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
CORPORATE OBLIGATIONS -- 89.2%
AEROSPACE -- 0.4%
    Anteon Corp.
      12.00%, 05/15/09.................  $ 1,900  $  1,776,500
    Condor Systems, Inc. 144A
      11.875%, 05/01/09................      600       453,000
                                                  ------------
                                                     2,229,500
                                                  ------------
AUTOMOTIVE PARTS -- 3.3%
    Accuride Corp. Cl-B
      9.25%, 02/01/08..................    1,950     1,803,750
    Aftermarket Technology, Inc.
      12.00%, 08/01/04.................    1,938     1,952,535
    Aftermarket Technology, Inc. Cl-D
      12.00%, 08/01/04.................      350       352,625
    American Axle & Manufacturing, Inc.
      9.75%, 03/01/09..................    4,600     4,657,500
    French (J.L.) Automotive Casting,
      Inc. 144A
      11.50%, 06/01/09.................    2,550     2,620,125
    HDA Parts System, Inc.
      12.00%, 08/01/05.................    1,575     1,441,125
    Lear Corp.
      9.50%, 07/15/06..................    2,500     2,537,500
      8.11%, 05/15/09 144A.............    3,300     3,128,829
    Oxford Automotive, Inc.
      10.125%, 06/15/07................    2,300     2,139,000
                                                  ------------
                                                    20,632,989
                                                  ------------
BEVERAGES -- 0.6%
    National Wine & Spirits
      10.125%, 01/15/09................    1,450     1,479,000
    Triarc Consumer Beverage Co. 144A
      10.25%, 02/15/09.................    2,500     2,406,250
                                                  ------------
                                                     3,885,250
                                                  ------------
BROADCASTING -- 5.4%
    Acme Television Co. Cl-B [STEP]
      10.993%, 09/30/04................    3,100     2,805,500
    Australis Media Ltd. [STEP]
      45.45%, 05/15/03.................       11           107
    Australis Media Ltd. Units [STEP]
      16.00%, 05/15/03.................      625         6,250
    Big City Radio, Inc. [STEP]
      12.937%, 03/15/05................    2,950     1,917,500
    Chancellor Media Corp.
      9.375%, 10/01/04.................    1,150     1,184,500
    Chancellor Media Corp. L.A. Cl-B
      10.50%, 01/15/07.................    1,700     1,861,500
      8.75%, 06/15/07..................    1,950     1,979,250
      8.125%, 12/15/07.................    5,750     5,785,937
    Cumulus Media, Inc.
      10.375%, 07/01/08................    1,425     1,496,250
    Fox/Liberty Networks LLC
      9.208%, 08/15/07 [STEP]..........    5,550     4,495,499
    Sinclair Broadcasting Group, Inc.
      10.00%, 09/30/05.................    3,700     3,700,000
      8.75%, 12/15/07..................    1,650     1,542,750

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    UIH Australia Pacific, Inc. Cl-B
      [STEP]
      12.854%, 05/15/06................  $ 3,100  $  2,635,000
    United International Holdings, Inc.
      Cl-B [STEP]
      10.75%, 02/15/08.................    4,300     2,773,500
    Young Broadcasting, Inc.
      10.125%, 02/15/05................    1,175     1,213,188
                                                  ------------
                                                    33,396,731
                                                  ------------
BUILDING MATERIALS -- 0.7%
    American Builders & Contractors
      Supply Co., Inc. Cl-B
      10.625%, 05/15/07................    1,625     1,503,125
    Falcon Building Products, Inc. Cl-B
      9.50%, 06/15/07..................      350       341,250
      9.50%, 06/15/07 [STEP]...........    2,500     1,887,500
    Juno Lighting, Inc.
      11.875%, 07/01/09................      925       864,875
                                                  ------------
                                                     4,596,750
                                                  ------------
BUSINESS SERVICES -- 5.5%
    Dialog Corp. PLC Cl-A
      11.00%, 11/15/07.................    3,250     1,576,250
    e.spire Communications, Inc. [STEP]
      11.98%, 11/01/05.................    1,150       626,750
      13.748%, 04/01/06................    1,400       679,000
    Intermedia Communications, Inc.
      [STEP]
      10.749%, 05/15/06................    4,850     4,267,999
      12.25%, 03/01/09.................    4,500     2,722,500
    Intermedia Communications, Inc.
      Cl-B
      9.795%, 07/15/07 [STEP]..........    3,075     2,290,875
      8.875%, 11/01/07.................    1,000       940,000
      8.60%, 06/01/08..................    1,550     1,437,625
    NEXTLINK Communications, Inc.
      9.00%, 03/15/08..................    1,575     1,508,063
      10.039%, 04/15/08 [STEP].........    3,000     1,905,000
      10.75%, 06/01/09.................    2,750     2,866,875
      11.805%, 06/01/09 [STEP].........    5,175     3,208,500
      12.125%, 12/01/09 144A [STEP]....    5,625     3,304,687
    Orion Network Systems
      11.25%, 01/15/07.................    2,750     2,076,250
    Sitel Corp.
      9.25%, 03/15/06..................    2,800     2,649,500
    U.S. Office Products Co.
      9.75%, 06/15/08..................    4,475     2,349,375
                                                  ------------
                                                    34,409,249
                                                  ------------
CABLE TELEVISION -- 6.8%
    Charter Communication Holdings LLC
      [STEP]
      10.624%, 04/01/11................    3,100     1,832,875
    Comcast U.K. Cable Corp. [STEP]
      10.997%, 11/15/07................    2,900     2,776,750
    CSC Holdings, Inc.
      9.25%, 11/01/05..................    4,525     4,649,438
      7.875%, 12/15/07.................    1,700     1,677,135
      9.875%, 02/15/13.................      500       528,750

AST FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Diamond Cable Communications PLC
      [STEP]
      10.751%, 12/15/05................  $ 4,000  $  3,800,000
    Diamond Holdings Co. PLC
      9.125%, 02/01/08.................    1,875     1,865,625
    Echostar DBS Corp.
      9.375%, 02/01/09.................    5,925     5,999,062
    International CableTel, Inc. Cl-B
      [STEP]
      10.408%, 02/01/06................    5,100     4,692,000
    Pegasus Communications Corp. Cl-B
      9.625%, 10/15/05.................    2,125     2,156,875
      9.75%, 12/01/06..................    1,500     1,533,750
    Rogers Cablesystems of America, Inc.
      11.00%, 12/01/15.................      750       847,500
    Telewest Communications PLC
      11.25%, 11/01/08.................      525       576,188
      9.25%, 04/15/09 [STEP] 144A......    3,450     2,259,750
    United Pan-Europe Communication
      Corp. [STEP]
      13.221%, 04/15/08 144A...........    3,125     1,796,875
      12.475%, 08/01/09................    8,575     4,887,749
                                                  ------------
                                                    41,880,322
                                                  ------------
CAPITAL GOODS -- 0.2%
    Buckeye Cellulose Corp.
      8.50%, 12/15/05..................    1,500     1,473,750
                                                  ------------
CHEMICALS -- 3.7%
    Foamex Capital Corp.
      13.50%, 08/15/05.................      500       472,500
    General Chemical Industry Products,
      Inc.
      10.625%, 05/01/09................    1,000       995,000
    Georgia Gulf Corp. 144A
      10.375%, 11/01/07................      950       996,313
    Huntsman Corp. 144A
      9.50%, 07/01/07..................    3,900     3,724,500
    Huntsman ICI Chemicals 144A
      10.125%, 07/01/09................    1,200     1,236,000
    Lyondell Chemical Co.
      10.875%, 05/01/09................    6,500     6,890,000
    Polymer Group, Inc. Cl-B
      9.00%, 07/01/07..................    3,225     3,144,375
      8.75%, 03/01/08..................    2,450     2,364,250
    Sterling Chemicals Holdings, Inc.
      [STEP]
      11.149%, 08/15/08................    2,350       693,250
    Sterling Chemicals, Inc.
      11.75%, 08/15/06.................    1,975     1,491,125
    Texas Petrochemical Corp.
      11.125%, 07/01/06................    1,525     1,334,375
                                                  ------------
                                                    23,341,688
                                                  ------------
CLOTHING & APPAREL -- 0.7%
    Boyds Collection Ltd.
      9.00%, 05/15/08..................      717       673,980
    Dyersburg Corp. Cl-B
      9.75%, 09/01/07..................    1,725       698,625

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    GFSI, Inc. Cl-B
      9.625%, 03/01/07.................  $ 2,150  $  1,343,750
    Pillowtex Corp.
      10.00%, 11/15/06.................    1,950       906,750
    Pillowtex Corp. Cl-B
      9.00%, 12/15/07..................    1,825       793,875
                                                  ------------
                                                     4,416,980
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 0.8%
    Alvey Systems, Inc.
      11.375%, 01/31/03................    1,217     1,271,765
    Diva Systems Corp. Cl-B [STEP]
      11.594%, 03/01/08................    1,625       625,625
    Verio, Inc.
      11.25%, 12/01/08.................    1,325     1,397,875
      10.625%, 11/15/09 144A...........    1,700     1,742,500
                                                  ------------
                                                     5,037,765
                                                  ------------
CONGLOMERATES -- 0.4%
    Eagle-Picher Industries, Inc.
      9.375%, 03/01/08.................    2,950     2,596,000
                                                  ------------
CONSTRUCTION -- 0.9%
    Building Materials Holdings Corp.
      Cl-B
      8.00%, 10/15/07..................      400       363,000
    Formica Corp.
      10.875%, 03/01/09................    2,000     1,840,000
    MMI Products, Inc. Cl-B
      11.25%, 04/15/07.................    3,100     3,208,500
                                                  ------------
                                                     5,411,500
                                                  ------------
CONSUMER PRODUCTS & SERVICES -- 3.8%
    Albecca, Inc.
      10.75%, 08/15/08.................    4,000     2,739,999
    American Safety Razor Co.
      9.875%, 08/01/05.................    1,000       981,250
    Amscan Holdings, Inc.
      9.875%, 12/15/07.................    1,800     1,530,000
    Cabot Safety Corp.
      12.50%, 07/15/05.................    1,500     1,537,500
    Chattem, Inc. Cl-B
      8.875%, 04/01/08.................    2,000     1,880,000
    Collins & Aikman Floor Coverings
      Corp.
      10.00%, 01/15/07.................    1,400     1,379,000
    Collins & Aikman Products Corp.
      11.50%, 04/15/06.................    1,400     1,393,000
    Diamond Brands Operating, Inc.
      12.83%, 04/15/09 [STEP]..........    1,500       307,500
    Glenoit Corp.
      11.00%, 04/15/07.................    2,000       510,000
    NBTY, Inc. Cl-B
      8.625%, 09/15/07.................    2,350     2,197,250
    Playtex Family Products Corp.
      9.00%, 12/15/03..................    1,600     1,596,000
    Revlon Consumer Products Corp.
      8.125%, 02/01/06.................    2,000     1,480,000
      8.625%, 02/01/08.................    5,000     2,575,000
    Scotts Co. 144A
      8.625%, 01/15/09.................    1,000       980,000

AST FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Sleepmaster, Inc. 144A
      11.00%, 05/15/09.................  $   700  $    704,375
    Volume Services America
      11.25%, 03/01/09.................    2,200     2,178,000
                                                  ------------
                                                    23,968,874
                                                  ------------
CONTAINERS & PACKAGING -- 1.6%
    Container Corp. of America
      11.25%, 05/01/04.................      250       261,875
    Owens-Illinois, Inc.
      8.10%, 05/15/07..................    1,000       960,000
    Packaging Corp. of America, Inc.
      9.625%, 04/01/09.................    1,000     1,030,000
    Russell Stanley Holdings, Inc.
      10.875%, 02/15/09................    1,950     1,706,250
    Stone Container Corp.
      12.25%, 04/01/02.................      125       125,938
      11.50%, 10/01/04.................    1,200     1,246,500
      12.58%, 08/01/16 [VR]............    1,550     1,658,500
    Tekni-Plex, Inc. Cl-B
      9.25%, 03/01/08..................    2,750     2,805,000
                                                  ------------
                                                     9,794,063
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.4%
    Amphenol Corp.
      9.875%, 05/15/07.................    2,400     2,508,000
    Electronic Retailing Systems, Inc.
      [STEP]
      13.25%, 02/01/04.................      875       196,875
    SCG Holdings Corp. 144A
      12.00%, 08/01/09.................    1,300     1,387,750
    Viasystems, Inc. Cl-B
      9.75%, 06/01/07..................    1,625       901,875
    WESCO Distribution, Inc. Cl-B
      9.125%, 06/01/08.................    4,200     3,969,000
                                                  ------------
                                                     8,963,500
                                                  ------------
ENTERTAINMENT & LEISURE -- 3.3%
    AMF Group, Inc. [STEP]
      9.822%, 03/15/06.................    3,462     1,159,770
    Florida Panthers Holdings, Inc.
      9.875%, 04/15/09.................    3,925     3,826,875
    Premier Parks, Inc.
      9.25%, 04/01/06..................    2,275     2,246,563
      9.75%, 06/15/07..................    2,600     2,616,250
      9.724%, 04/01/08 [STEP]..........    6,250     4,343,750
    Regal Cinemas, Inc.
      9.50%, 06/01/08..................    6,075     4,738,500
    True Temper Sports, Inc.
      10.875%, 12/01/08................    1,875     1,800,000
                                                  ------------
                                                    20,731,708
                                                  ------------
ENVIRONMENTAL SERVICES -- 2.5%
    Allied Waste North America Co. 144A
      10.00%, 08/01/09.................   17,450    15,617,750
                                                  ------------
EQUIPMENT SERVICES -- 0.2%
    Coinmach Corp. Cl-D
      11.75%, 11/15/05.................    1,000     1,035,000
                                                  ------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
FARMING & AGRICULTURE -- 0.3%
    Dimon, Inc.
      8.875%, 06/01/06.................  $ 1,350  $  1,181,250
    Royster-Clark, Inc. 144A
      10.25%, 04/01/09.................      600       549,000
                                                  ------------
                                                     1,730,250
                                                  ------------
FINANCIAL-BANK & TRUST -- 1.0%
    GS Escrow Corp.
      7.125%, 08/01/05.................    4,750     4,311,528
    RBF Finance Co.
      11.00%, 03/15/06.................      500       538,750
      11.375%, 03/15/09................    1,050     1,134,000
                                                  ------------
                                                     5,984,278
                                                  ------------
FINANCIAL SERVICES -- 0.3%
    Unifrax Investment Corp.
      10.50%, 11/01/03.................    1,350     1,363,500
    Unilab Finance Corp. 144A
      12.75%, 10/01/09.................      750       783,750
                                                  ------------
                                                     2,147,250
                                                  ------------
FOOD -- 2.1%
    Agrilink Foods, Inc.
      11.875%, 11/01/08................    3,500     3,534,999
    Ameriserv Food Distributor, Inc.
      8.875%, 10/15/06.................    1,425       833,625
      10.125%, 07/15/07................    4,950     1,707,750
    Dominos, Inc. Cl-B
      10.375%, 01/15/09................    2,325     2,249,438
    Eagle Family Foods, Inc. Cl-B
      8.75%, 01/15/08..................    2,200     1,683,000
    International Home Foods, Inc.
      10.375%, 11/01/06................    2,600     2,710,500
    Jitney-Jungle Stores, Inc.
      10.375%, 09/15/07++..............    2,725        34,063
    Nebco Evans Holding Co. [STEP]
      11.645%, 07/15/07................    1,250       143,750
                                                  ------------
                                                    12,897,125
                                                  ------------
FURNITURE -- 0.2%
    Sealy Mattress Co. Cl-B
      9.875%, 12/15/07.................      775       771,125
      10.875%, 12/15/07 [STEP].........    1,000       705,000
                                                  ------------
                                                     1,476,125
                                                  ------------
HEALTHCARE SERVICES -- 2.6%
    Columbia HCA Healthcare, Inc.
      6.91%, 06/15/05..................    2,950     2,685,326
    Everest Healthcare Services, Inc.
      9.75%, 05/01/08..................    1,575     1,472,625
    Genesis Health Ventures, Inc.
      9.25%, 10/01/06..................    1,000       415,000
      9.875%, 01/15/09.................    1,450       587,250

AST FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Hudson Respiratory Care, Inc.
      9.125%, 04/15/08.................  $   850  $    684,250
    Tenet Healthcare Corp.
      8.00%, 01/15/05..................    2,200     2,128,500
      8.625%, 01/15/07.................    3,500     3,386,250
      8.125%, 12/01/08.................    5,000     4,762,500
                                                  ------------
                                                    16,121,701
                                                  ------------
INDUSTRIAL PRODUCTS -- 1.0%
    Continental Global Group, Inc. Cl-B
      11.00%, 04/01/07.................    2,100     1,102,500
    Hexcel Corp.
      9.75%, 01/15/09..................      750       641,250
    ISG Resources, Inc.
      10.00%, 04/15/08.................    1,800     1,539,000
    United Industries Corp. Series B
      9.875%, 04/01/09.................    1,700     1,564,000
    URS Corp. Series B 144A
      12.25%, 05/01/09.................    1,525     1,605,063
                                                  ------------
                                                     6,451,813
                                                  ------------
MACHINERY & EQUIPMENT -- 2.8%
    Blount, Inc. 144A
      13.00%, 08/01/09.................      950     1,007,000
    Clark Materials Handling Corp. Cl-D
      10.75%, 11/15/06.................    2,625       826,875
    Columbus McKinnon Corp.
      8.50%, 04/01/08..................    1,000       865,000
    Johnstown America Industries, Inc.
      Cl-C
      11.75%, 08/15/05.................      700       715,750
    National Equipment Services, Inc.
      Cl-B
      10.00%, 11/30/04.................    1,275     1,284,563
    National Equipment Services, Inc.
      Cl-D
      10.00%, 11/30/04.................    2,250     2,266,875
    Nationsrent, Inc.
      10.375%, 12/15/08................    3,100     3,045,750
    United Rentals, Inc.
      9.25%, 01/15/09..................    3,600     3,465,000
    United Rentals, Inc. Cl-B
      9.00%, 04/01/09..................    2,750     2,598,750
    Woods Equipment Co.
      12.00%, 07/15/09.................    1,275     1,192,125
                                                  ------------
                                                    17,267,688
                                                  ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.4%
    CONMED Corp.
      9.00%, 03/15/08..................    2,800     2,632,000
    Dade International, Inc. Cl-B
      11.125%, 05/01/06................    2,575     2,536,375
    Fisher Scientific International,
      Inc.
      9.00%, 02/01/08..................    2,975     2,863,438
      9.00%, 02/01/08..................    3,300     3,176,250
    Hanger Orthopedic Group
      11.25%, 06/15/09.................    1,350     1,393,875
    Kinetic Concepts, Inc. Cl-B
      9.625%, 11/01/07.................    3,350     2,495,750
                                                  ------------
                                                    15,097,688
                                                  ------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
METALS & MINING -- 2.3%
    AEI Resources, Inc. 144A
      10.50%, 12/15/05.................  $ 2,800  $  2,114,000
      11.50%, 12/15/06.................    3,375     2,210,625
    Euramax International PLC
      11.25%, 10/01/06.................    2,075     2,137,250
    Murrin Murrin Holdings PTY
      9.375%, 08/31/07.................      650       591,500
    National Steel Corp. Cl-D
      9.875%, 03/01/09.................    1,450     1,497,125
    Neenah Corp.
      11.125%, 05/01/07................    1,300     1,209,000
    Neenah Corp. Cl-B
      11.125%, 05/01/07................    1,725     1,604,250
    Republic Technologies, Inc. 144A
      13.75%, 07/15/09.................    1,700     1,130,500
    Ryerson Tull, Inc.
      8.50%, 07/15/01..................    1,000     1,002,020
      9.125%, 07/15/06.................      900       896,706
                                                  ------------
                                                    14,392,976
                                                  ------------
OFFICE EQUIPMENT -- 0.6%
    Buhrmann U.S., Inc. 144A
      12.25%, 11/01/09.................    2,425     2,534,125
    United Stationers Supply Co.
      12.75%, 05/01/05.................    1,169     1,265,443
                                                  ------------
                                                     3,799,568
                                                  ------------
OIL & GAS -- 2.0%
    Continental Resources, Inc.
      10.25%, 08/01/08.................    3,075     2,721,375
    DI Industries, Inc.
      8.875%, 07/01/07.................      975       901,875
    Houston Exploration Co. Cl-B
      8.625%, 01/01/08.................      625       600,000
    Pogo Producing Co. Cl-B
      10.375%, 02/15/09................    2,100     2,173,500
    R&B Falcon Corp.
      12.25%, 03/15/06.................    3,050     3,385,500
    R&B Falcon Corp. Cl-B
      6.75%, 04/15/05..................    1,600     1,432,000
    Universal Compression Holdings
      [STEP]
      11.375%, 02/15/09................      350       199,500
    Universal Compression, Inc. [STEP]
      9.739%, 02/15/08.................    1,900     1,180,375
                                                  ------------
                                                    12,594,125
                                                  ------------
PAPER & FOREST PRODUCTS -- 0.2%
    Warren, (S.D.) Co.
      12.00%, 12/15/04.................    1,300     1,366,625
                                                  ------------
PRINTING & PUBLISHING -- 0.5%
    Garden State Newspapers, Inc. Cl-B
      8.75%, 10/01/09..................    2,575     2,433,375
    K-III Communications Corp.
      8.50%, 02/01/06..................    1,000       980,000
                                                  ------------
                                                     3,413,375
                                                  ------------

AST FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
RAILROADS -- 0.2%
    Railworks Corp.
      11.50%, 04/15/09.................  $ 1,200  $  1,221,000
                                                  ------------
REAL ESTATE -- 1.3%
    HMH Properties, Inc. Cl-A
      7.875%, 08/01/05.................      400       379,000
    HMH Properties, Inc. Cl-B
      7.875%, 08/01/08.................    6,000     5,430,000
    HMH Properties, Inc. Cl-C
      8.45%, 12/01/08..................    2,500     2,337,500
                                                  ------------
                                                     8,146,500
                                                  ------------
RESTAURANTS -- 0.4%
    Advantica Restaurant Group, Inc.
      11.25%, 01/15/08.................    1,750     1,330,000
    Carrols Corp.
      9.50%, 12/01/08..................    1,500     1,372,500
                                                  ------------
                                                     2,702,500
                                                  ------------
RETAIL & MERCHANDISING -- 0.3%
    Community Distributors, Inc. Cl-B
      10.25%, 10/15/04.................    1,000       855,000
    Leslie's Poolmart, Inc.
      10.375%, 07/15/04................      950       812,250
                                                  ------------
                                                     1,667,250
                                                  ------------
SEMICONDUCTORS -- 0.5%
    Fairchild Semiconductor Corp.
      10.375%, 10/01/07 144A...........    1,000     1,025,000
      10.75%, 04/15/09.................    2,100     1,795,500
                                                  ------------
                                                     2,820,500
                                                  ------------
TELECOMMUNICATIONS -- 23.4%
    American Cellular Corp.
      10.50%, 05/15/08.................    3,150     3,488,625
    Arch Communications, Inc.
      12.75%, 07/01/07.................    1,400     1,113,000
    Call-Net Enterprises, Inc. [STEP]
      8.522%, 08/15/07.................    4,100     2,285,750
      9.573%, 08/15/08.................    3,800     1,890,500
      10.826%, 05/15/09................    4,800     2,328,000
    Centennial Cellular Corp.
      10.75%, 12/15/08.................    2,250     2,424,375
    Crown Castle International Corp.
      [STEP]
      10.524%, 05/15/11................    7,875     4,961,250
      11.07%, 08/01/11.................    1,500       945,000
    Dolphin Telecom PLC [STEP]
      14.00%, 05/15/09.................    3,200     1,488,000
    Global Crossing Holdings Ltd. 144A
      9.50%, 11/15/09..................    8,900     8,844,374
    Hermes Europe Railtel BV, Inc.
      11.50%, 08/15/07.................    4,575     4,723,688
      10.375%, 01/15/09................    1,825     1,811,313
    ICG Holdings, Inc. [STEP]
      11.681%, 05/01/06................    1,000       775,830
    Lenfest Communications, Inc. 144A
      8.25%, 02/15/08..................    2,275     2,286,375

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Level 3 Communications, Inc.
      9.125%, 05/01/08.................  $ 4,800  $  4,566,000
      11.004%, 12/01/08 [STEP].........    9,575     5,864,687
    McLeodUSA, Inc.
      9.732%, 03/01/07 [STEP]..........    6,175     5,094,375
      9.25%, 07/15/07..................    1,300     1,306,500
      8.375%, 03/15/08.................    1,250     1,181,250
    Metromedia Fiber Network
      10.00%, 12/15/09.................    2,725     2,793,125
    Millicom International Cellular,
      Inc. [STEP]
      11.76%, 06/01/06.................    5,375     4,461,250
    Nextel Communications, Inc.
      10.441%, 09/15/07 [STEP].........    1,975     1,501,000
      10.213%, 02/15/08 [STEP].........    6,500     4,647,500
      9.375%, 11/15/09 144A............    7,275     7,184,062
    Nextel International, Inc. [STEP]
      12.125%, 04/15/08................    1,750     1,040,568
    Nextel Partners, Inc.
      6.885%, 02/01/09 [STEP]..........    1,900     1,282,500
    NTL, Inc. Cl-B [STEP]
      9.316%, 04/01/08.................    7,825     5,516,624
      10.822%, 10/01/08................      550       389,125
    Paging Network, Inc.
      10.00%, 10/15/08.................    2,525       795,375
    Pathnet, Inc.
      12.25%, 04/15/08.................      625       390,625
    Pegasus Media & Communications,
      Inc.
      12.50%, 07/01/05.................      975     1,057,875
    PSINet, Inc.
      11.50%, 11/01/08.................    2,000     2,100,000
      11.00%, 08/01/09.................    3,000     3,090,000
    PSINet, Inc. Cl-B
      10.00%, 02/15/05.................    2,500     2,487,500
    Qwest Communications International,
      Inc.
      8.54%, 10/15/07 [STEP]...........    3,875     3,138,750
    Qwest Communications International,
      Inc. Cl-B
      8.29%, 02/01/08 [STEP]...........    2,250     1,732,500
    RCN Corp. [STEP]
      11.939%, 10/15/07................      950       679,250
      12.606%, 07/01/08................    1,100       723,250
    RCN Corp. Cl-B [STEP]
      12.361%, 02/15/08................    1,700     1,117,750
    Rogers Cantel, Inc.
      8.80%, 10/01/07..................    4,000     4,060,000
    Telecommunications Techniques Co.
      9.75%, 05/15/08..................    5,825     5,329,875
    Telesystem International Wireless,
      Inc. Cl-B [STEP]
      12.565%, 06/30/07................    5,325     3,434,625
      10.50%, 11/01/07.................      800       444,000
    Teligent, Inc.
      11.50%, 12/01/07.................    3,475     3,422,875
    Teligent, Inc. Cl-B [STEP]
      16.11%, 03/01/08.................    3,000     1,815,000

AST FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Triton PCS, Inc. [STEP]
      11.291%, 05/01/08................  $ 4,850  $  3,467,750
    U.S. Unwired, Inc. [STEP] 144A
      13.309%, 11/01/09................    2,400     1,404,000
    US Xchange LLC
      15.00%, 07/01/08.................    1,625     1,564,063
    USA Mobile Communications Holdings,
      Inc.
      9.50%, 02/01/04..................      650       529,750
    Viatel, Inc.
      11.25%, 04/15/08.................    2,525     2,550,250
      12.374%, 04/15/08 [STEP].........    2,250     1,428,750
      11.50%, 03/15/09.................    1,250     1,275,000
    Voicestream Wireless Holdings 144A
      10.375%, 11/15/09................    1,050     1,086,750
      11.746%, 11/15/09 [STEP].........    6,250     3,796,875
    Williams Communications Group, Inc.
      10.875%, 10/01/09................    2,500     2,631,250
    Winstar Communications, Inc. [STEP]
      7.502%, 03/15/08.................    3,325     3,408,125
                                                  ------------
                                                   145,156,459
                                                  ------------
TRANSPORTATION -- 2.3%
    Allied Holdings, Inc. Cl-B
      8.625%, 10/01/07.................      400       356,000
    Ameritruck Distribution Corp. Cl-B
      12.25%, 11/15/05++...............    1,950       107,250
    Avis Rent A Car, Inc.
      11.00%, 05/01/09.................    1,450     1,529,750
    Gearbulk Holding Ltd.
      11.25%, 12/01/04.................    1,950     2,013,375
    Holt Group
      9.75%, 01/15/06..................    1,350       884,250
    Johnstown America Industries, Inc.
      11.75%, 08/15/05.................    1,200     1,227,000
    Motor Coach Industries, Inc.
      11.25%, 05/01/09.................    2,100     2,163,000
    Stena AB
      10.50%, 12/15/05.................    3,275     3,013,000
      8.75%, 06/15/07..................    2,775     2,289,375
    Stena Line AB
      10.625%, 06/01/08................    1,250       756,250
                                                  ------------
                                                    14,339,250
                                                  ------------
UTILITIES -- 0.3%
    CMS Energy Corp.
      7.50%, 01/15/09..................    1,100     1,017,995
    International Utility Structures,
      Inc.
      10.75%, 02/01/08.................      925       763,125
                                                  ------------
                                                     1,781,120
                                                  ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $613,832,047)..................            555,994,535
                                                  ------------

                                         SHARES      VALUE
                                         ------      -----
COMMON STOCK -- 0.1%
BROADCASTING -- 0.0%
    Australis Holdings Warrants
      144A*............................    1,000  $         10
                                                  ------------
CHEMICALS -- 0.0%
    Sterling Chemicals Holdings
      Warrants*........................    1,075        17,200
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 0.0%
    Diva Systems Corp. Warrants*.......    4,875        39,000
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.0%
    Electronic Retailing Systems, Inc.
      Warrants 144A*...................      875           875
                                                  ------------
METALS & MINING -- 0.0%
    Bar Technologies, Inc. Warrants
      144A*............................      300         6,000
    Royal Oak Mines, Inc.*.............   66,164             0
                                                  ------------
                                                         6,000
                                                  ------------
OIL & GAS -- 0.0%
    R&B Falcon Warrants 144A*..........      750       210,375
                                                  ------------
PRINTING & PUBLISHING -- 0.0%
    Affiliated Newspaper Investments,
      Inc.*............................    1,000       160,000
                                                  ------------
TELECOMMUNICATIONS -- 0.1%
    MetroNet Communications Corp.
      Warrants 144A*...................    1,525       137,250
    Pathnet, Inc. Warrants 144A*.......      625         6,328
    Sullivan Broadcasting Holdings*....    2,400             0
    UIH Australia Warrants*............    3,100        93,000
    Wireless One, Inc. Warrants*.......    1,500            15
                                                  ------------
                                                       236,593
                                                  ------------
TOTAL COMMON STOCK
  (Cost $23,288).......................                670,053
                                                  ------------
PREFERRED STOCK -- 3.7%
BROADCASTING -- 0.9%
    Benedek Communications Corp.
      11.50% [PIK].....................    1,600     1,288,000
    Capstar Broadcasting Corp.
      12.00% [PIK].....................    8,241       966,257
    Cumulus Media, Inc. Cl-A
      13.75%...........................    1,061     1,193,922
    Sinclair Capital Cl-A
      $11.625..........................   18,500     1,887,000
                                                  ------------
                                                     5,335,179
                                                  ------------
CONTAINERS & PACKAGING -- 0.1%
    Packaging Corp. of America, Inc.
      12.375% [PIK]....................    5,555       611,050
                                                  ------------
FINANCIAL SERVICES -- 0.1%
    California Federal Capital Corp.
      Cl-A
      9.125% [PIK].....................   30,000       660,000
                                                  ------------
FOOD -- 0.0%
    Nebco Evans Holding Co.
      11.25% [PIK].....................    8,483        46,657
                                                  ------------

AST FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES      VALUE
                                         ------      -----
HEALTHCARE SERVICES -- 0.1%
    River Holding Corp. Cl-B
      11.50% [PIK].....................    5,926  $    371,406
                                                  ------------
INDUSTRIAL PRODUCTS -- 0.0%
    International Utility Structures,
      Inc.
      13.00% [PIK] 144A................      125       106,875
    International Utility Structures,
      Inc.
      13.00% [PIK] 144A................       25         2,081
                                                  ------------
                                                       108,956
                                                  ------------
MACHINERY & EQUIPMENT -- 0.1%
    Fairfield Manufacturing Co., Inc.
      11.25%...........................      650       646,750
                                                  ------------
OIL & GAS -- 0.2%
    R&B Falcon Corp.
      13.875% [PIK]....................    1,431     1,512,886
                                                  ------------
PRINTING & PUBLISHING -- 1.2%
    Primedia, Inc. Cl-D
      10.00%...........................   23,750     2,345,313
    Primedia, Inc. Cl-F
      9.20%............................   15,000     1,406,250
    Primedia, Inc. Cl-H
      8.625%...........................   43,100     3,771,249
                                                  ------------
                                                     7,522,812
                                                  ------------
TELECOMMUNICATIONS -- 1.0%
    AMFM Operating, Inc.
      12.625% [PIK]....................  967,500     1,163,419
    Nextel Communications, Inc.
      13.00% [PIK].....................    1,127     1,222,795
    Nextel Communications, Inc. Cl-E
      11.125% [PIK]....................      906       920,723
    Pegasus Communications Corp. Cl-A
      12.75% [PIK].....................    2,593     2,865,015
                                                  ------------
                                                     6,171,952
                                                  ------------
TOTAL PREFERRED STOCK
  (Cost $23,183,788)...................             22,987,648
                                                  ------------
                                           PAR
                                          (000)      VALUE
                                         -------  ------------
REPURCHASE AGREEMENTS -- 5.2%
    Greenwich Capital Markets, Inc.
      3.00% dated 12/31/99, maturing
      01/03/00, repurchase price
      $32,726,180 (Collateralized by
      U.S. Treasury Bonds, par value
      $22,907,000, market value
      $33,484,053, due 02/15/15)
      (Cost $32,718,000)...............  $32,718  $ 32,718,000
                                                  ------------
                                         SHARES
                                         -------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash Fund.....   17,733        17,733
    Temporary Investment Fund..........   17,733        17,733
                                                  ------------
      (Cost $35,466)...................                 35,466
                                                  ------------
TOTAL INVESTMENTS -- 98.2%
  (Cost $669,792,589)..................            612,405,702
OTHER ASSETS LESS
  LIABILITIES -- 1.8%..................             11,381,952
                                                  ------------
NET ASSETS -- 100.0%...................           $623,787,654
                                                  ============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

++ Illiquid security. At the end of the year, these securities amounted to less than 0.1% of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 12.5% of net assets.

See Notes to Financial Statements.

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES         VALUE
                                          ------         -----
COMMON STOCK -- 48.3%
ADVERTISING -- 0.1%
    Omnicom Group, Inc. .............         3,800   $    380,000
                                                      ------------
AEROSPACE -- 0.5%
    Boeing Co. ......................        11,768        489,108
    General Dynamics Corp. ..........         2,500        131,875
    Honeywell International, Inc. ...        12,412        716,016
    Litton Industries, Inc. .........         1,700         84,788
    Lockheed Martin Corp. ...........         5,600        122,500
    Northrop Grumman Corp. ..........         2,300        124,344
    Primex Technologies, Inc. .......           840         17,430
    Raytheon Co. Cl-A................           535         13,275
    Raytheon Co. Cl-B................         4,000        106,250
    United Technologies Corp. .......         8,427        547,755
                                                      ------------
                                                         2,353,341
                                                      ------------
AIRLINES -- 0.1%
    Alaska Air Group, Inc.*..........         2,700         94,838
    AMR Corp.*.......................         2,400        160,800
    Delta Air Lines, Inc. ...........         2,000         99,625
    Southwest Airlines Co. ..........        13,125        212,460
                                                      ------------
                                                           567,723
                                                      ------------
AUTOMOBILE MANUFACTURERS -- 0.5%
    Ford Motor Co. ..................        16,700        892,406
    General Motors Corp. ............         9,000        654,188
    Honda Motor Co. Ltd. [ADR].......         7,100        543,150
                                                      ------------
                                                         2,089,744
                                                      ------------
AUTOMOTIVE PARTS -- 0.2%
    Arvin Industries, Inc. ..........         1,800         51,075
    Dana Corp. ......................         2,880         86,220
    Delphi Automotive Systems
      Corp. .........................         6,919        108,974
    Eaton Corp. .....................         1,600        116,200
    Federal-Mogul Corp. .............         2,600         52,325
    Genuine Parts Co. ...............         5,750        142,672
    Goodyear Tire & Rubber Co. ......         2,400         67,650
    Lear Corp.*......................         3,700        118,400
    Mark IV Industries, Inc. ........         4,300         76,056
    Superior Industries
      International, Inc. ...........         2,500         67,031
    TRW, Inc. .......................         3,400        176,588
                                                      ------------
                                                         1,063,191
                                                      ------------
BEVERAGES -- 0.8%
    Anheuser-Busch Companies,
      Inc. ..........................         7,500        531,563
    Cadbury Schweppes PLC [ADR]......        15,346        371,181
    Coca-Cola Co. ...................        31,800      1,852,350
    Coca-Cola Enterprises, Inc. .....         7,600        152,950
    Compania Cervecerias Unidas SA
      [ADR]..........................         1,200         38,475
    PepsiCo, Inc. ...................        18,600        655,650
    Whitman Corp. ...................         4,900         65,844
                                                      ------------
                                                         3,668,013
                                                      ------------
BROADCASTING -- 0.3%
    CBS Corp.*.......................         9,000        575,437
    Chris-Craft Industries, Inc.*....         1,420        102,418

                                          SHARES         VALUE
                                          ------         -----
    Clear Channel Communications,
      Inc.*..........................         4,400   $    392,700
    Hispanic Broadcasting Corp.*.....         1,900        175,216
                                                      ------------
                                                         1,245,771
                                                      ------------
BUILDING MATERIALS -- 0.2%
    Armstrong World Industries,
      Inc. ..........................           800         26,700
    Clayton Homes, Inc. .............         6,450         59,259
    Fastenal Co. ....................         2,100         94,369
    Martin Marietta Materials
      Corp. .........................         2,800        114,800
    Masco Corp. .....................         7,200        182,700
    Modine Manufacturing Co. ........         1,100         27,500
    USG Corp. .......................         1,800         84,825
    Vulcan Materials Co. ............         3,900        155,756
    York International Corp. ........         2,000         54,875
                                                      ------------
                                                           800,784
                                                      ------------
BUSINESS SERVICES -- 0.3%
    Avery Dennison Corp. ............         2,500        182,188
    Comdisco, Inc. ..................         5,700        212,324
    Convergys Corp.*.................         4,300        132,225
    Equifax, Inc. ...................         3,700         87,181
    First Data Corp. ................         7,200        355,049
    Manpower, Inc. ..................         3,800        142,975
    Navigant International, Inc.*....           215          2,520
    Nova Corp.*......................         3,100         97,844
    Olsten Corp. ....................         2,000         22,625
    Parametric Technology Corp.*.....         5,000        135,313
    Quintiles Transnational Corp.*...         4,300         80,356
    Robert Half International,
      Inc.*..........................         3,850        109,966
                                                      ------------
                                                         1,560,566
                                                      ------------
CAPITAL GOODS -- 0.0%
    Harsco Corp. ....................         2,600         82,550
                                                      ------------
CHEMICALS -- 0.8%
    AKZO Nobel NV [ADR]..............         2,000         99,500
    Arch Chemicals, Inc. ............         1,050         21,984
    Cabot Corp. .....................         4,100         83,538
    CK Witco Corp. ..................         9,451        126,407
    Dexter Corp. ....................         1,500         59,625
    Dow Chemical Co. ................         3,600        481,049
    DuPont, (E.I.) de Nemours &
      Co. ...........................        15,059        992,011
    FMC Corp.*.......................         1,600         91,700
    Grace, (W.R.) & Co.*.............         2,000         27,750
    Great Lakes Chemical Corp. ......         2,500         95,469
    Hanna, (M.A.) Co. ...............         3,400         37,188
    IMC Global, Inc. ................         6,000         98,250
    Imperial Chemical Industries
      PLC............................         5,800        246,863
    Lubrizol Corp. ..................         3,100         95,713
    Monsanto Co. ....................         9,000        320,624
    Olin Corp. ......................         3,600         71,325
    Omnova Solutions, Inc. ..........         2,800         21,700
    PPG Industries, Inc. ............         3,600        225,225
    Rohm & Haas Co. .................         6,459        262,800
    Schulman, (A.), Inc. ............         3,000         48,938
    Solutia, Inc. ...................         5,560         85,833
                                                      ------------
                                                         3,593,492
                                                      ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES         VALUE
                                          ------         -----
CLOTHING & APPAREL -- 0.2%
    Abercrombie & Fitch Co. Cl-A*....         3,600   $     96,075
    AnnTaylor Stores Corp.*..........         1,600         55,100
    Cintas Corp. ....................         3,600        191,250
    Jones Apparel Group, Inc.*.......         5,200        141,050
    Nike, Inc. Cl-B..................         5,500        272,594
    Payless ShoeSource, Inc.*........         1,572         73,884
    Ross Stores, Inc. ...............         5,200         93,275
    Springs Industries, Inc. Cl-A....         2,100         83,869
    Unifi, Inc.*.....................         4,800         59,100
                                                      ------------
                                                         1,066,197
                                                      ------------
COMPUTER HARDWARE -- 2.0%
    Compaq Computer Corp. ...........        23,368        632,397
    Dell Computer Corp.*.............        41,600      2,121,600
    EMC Corp.*.......................        15,000      1,638,750
    Hewlett-Packard Co. .............        14,100      1,606,519
    International Business Machines
      Corp. .........................        24,200      2,613,599
    Quantum Corp. - DLT & Storage
      Systems*.......................         6,500         98,313
    Quantum Corp. - Hard Disk
      Drive*.........................         2,650         18,384
    Seagate Technology, Inc.*........         4,500        209,531
    Storage Technology Corp.*........         3,700         68,219
                                                      ------------
                                                         9,007,312
                                                      ------------
COMPUTER SERVICES & SOFTWARE -- 6.3%
    Adobe Systems, Inc. .............         1,200         80,700
    America Online, Inc.*............        38,000      2,866,624
    Automatic Data Processing,
      Inc. ..........................         8,000        431,000
    Aztec Technology Partners,
      Inc.*..........................           430          2,002
    BMC Software, Inc.*..............         6,200        495,613
    Cadence Design Systems, Inc.*....         9,500        228,000
    Ceridian Corp.*..................         5,200        112,125
    Cisco Systems, Inc.*.............        45,450      4,868,830
    Citrix Systems, Inc.*............         3,100        381,300
    CompUSA, Inc.*...................         3,500         17,938
    Computer Associates
      International, Inc. ...........         7,362        514,880
    Computer Sciences Corp.*.........         2,000        189,250
    Compuware Corp.*.................        11,400        424,650
    Comverse Technology, Inc.*.......         2,400        347,400
    DST Systems, Inc.*...............           900         68,681
    Electronic Arts, Inc.*...........         2,800        235,200
    Electronic Data Systems Corp. ...         8,000        535,500
    Fiserv, Inc.*....................         4,525        173,364
    Informix Corp.*..................         7,300         83,038
    Intuit, Inc.*....................         7,800        467,513
    Legato Systems, Inc.*............         3,100        213,319
    Microsoft Corp.*.................        66,400      7,752,199
    NCR Corp.*.......................         2,400         90,900
    Networks Associates, Inc.*.......         6,350        169,466
    Novell, Inc.*....................         9,500        378,219
    Oracle Corp.*....................        21,625      2,423,351
    Paychex, Inc. ...................         8,100        324,000
    Policy Management Systems
      Corp.*.........................         1,700         43,456

                                          SHARES         VALUE
                                          ------         -----
    Siebel Systems, Inc.*............         7,800        655,200
    Sterling Commerce, Inc.*.........         3,400        115,813
    Structural Dynamics Research
      Corp.*.........................         2,500   $     31,875
    Sun Microsystems, Inc.*..........        22,200      1,719,113
    Sungard Data Systems, Inc.*......         3,200         76,000
    Symantec Corp.*..................         3,500        205,188
    Synopsys, Inc.*..................         2,300        153,525
    Tech Data Corp.*.................         1,900         51,538
    VERITAS Software Corp.*..........         9,600      1,374,000
                                                      ------------
                                                        28,300,770
                                                      ------------
CONGLOMERATES -- 0.7%
    Berkshire Hathaway, Inc. Cl-B*...           136        248,880
    Corning, Inc. ...................         5,200        670,475
    Hanson PLC [ADR].................           337         13,627
    Minnesota Mining & Manufacturing
      Co. ...........................         5,700        557,888
    Ogden Corp. .....................         2,500         29,844
    Philip Morris Companies, Inc. ...        29,300        679,394
    Textron, Inc. ...................         1,500        115,031
    Tomkins PLC [ADR]................         1,538         22,589
    Tyco International Ltd. .........        20,800        808,600
    Viad Corp. ......................         4,500        125,438
                                                      ------------
                                                         3,271,766
                                                      ------------
CONSTRUCTION -- 0.0%
    Granite Construction, Inc. ......         2,650         48,859
    Jacobs Engineering Group,
      Inc.*..........................         2,400         78,000
                                                      ------------
                                                           126,859
                                                      ------------
CONSUMER PRODUCTS & SERVICES -- 1.0%
    ACNielson Corp.*.................         3,100         76,338
    Church and Dwight Co., Inc. .....         2,000         53,375
    Clorox Co. ......................         3,256        164,021
    Colgate-Palmolive Co. ...........         8,000        520,000
    Cross, (A.T.) Co. Cl-A...........         1,400          6,300
    Dial Corp. ......................         3,600         87,525
    Eastman Kodak Co. ...............         4,200        278,250
    Fortune Brands, Inc. ............         4,100        135,556
    Gallaher Group PLC [ADR].........         2,400         36,900
    Gillette Co. ....................        14,600        601,338
    Imperial Tobacco Group PLC
      [ADR]..........................           675         10,673
    International Flavors &
      Fragrances, Inc. ..............         2,000         75,500
    Keane, Inc.*.....................         2,600         82,550
    Lancaster Colony Corp. ..........         1,550         51,344
    National Presto Industries,
      Inc. ..........................           800         28,400
    Pittston Brink's Group...........         1,300         28,600
    Procter & Gamble Co. ............        18,100      1,983,080
    RJ Reynolds Tobacco Holdings.....         4,200         74,025
    Shaw Industries, Inc. ...........         5,100         78,731
    Sotheby's Holdings, Inc. Cl-A....         3,400        102,000
    Stewart Enterprises, Inc. .......         8,900         42,275
    Universal Corp. .................         1,800         41,063
    WestPoint Stevens, Inc. .........         2,300         40,250
                                                      ------------
                                                         4,598,094
                                                      ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES         VALUE
                                          ------         -----
CONTAINERS & PACKAGING -- 0.1%
    Bemis Co., Inc. .................         2,700   $     94,163
    Owens Illinois, Inc.*............         3,700         92,731
    Sealed Air Corp.*................         2,400        124,349
    Sonoco Products Co. .............         3,910         88,953
                                                      ------------
                                                           400,196
                                                      ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.3%
    Altera Corp.*....................        12,000        594,750
    American Power Conversion
      Corp.*.........................         8,800        232,100
    Analog Devices, Inc.*............         9,633        895,868
    Arrow Electronics, Inc.*.........         5,600        142,100
    Diebold, Inc. ...................         2,700         63,450
    Emerson Electric Co. ............         6,000        344,250
    General Electric Co. ............        44,200      6,839,949
    Hitachi Ltd. [ADR]...............         3,400        550,375
    Hubbell, Inc. Cl-B...............         2,500         68,125
    Koninklijke (Royal) Philips
      Electronics NV NY Reg. ........         5,888        794,880
    Linear Technology Corp. .........         6,000        429,375
    Molex, Inc. .....................         6,475        367,052
    PerkinElmer, Inc. ...............         3,000        125,063
    Rockwell International Corp. ....         3,000        143,625
    Sanmina Corp.*...................         2,200        219,725
    SCI Systems, Inc.*...............         2,200        180,813
    Solectron Corp.*.................         6,100        580,263
    Symbol Technologies, Inc. .......         2,962        188,272
    Tandy Corp. .....................         4,800        236,100
    Teleflex, Inc. ..................         1,800         56,363
    Teradyne, Inc.*..................         6,200        409,200
    Texas Instruments, Inc. .........        11,000      1,065,624
    Varian Medical Systems, Inc. ....         1,900         56,644
    Varian Semiconductor Equipment
      Associates, Inc.* .............         1,900         64,600
    Varian, Inc.*....................         1,900         42,750
                                                      ------------
                                                        14,691,316
                                                      ------------
ENTERTAINMENT & LEISURE -- 0.9%
    Brunswick Corp. .................         2,000         44,500
    Callaway Golf Co. ...............         2,200         38,913
    Carnival Corp. ..................         7,700        368,156
    Disney, (Walt) Co. ..............        28,392        830,465
    Harley-Davidson, Inc. ...........         5,900        377,969
    International Game Technology....         5,900        119,844
    Mandalay Resort Group*...........         5,000        100,625
    Mattel, Inc. ....................         4,100         53,813
    Mirage Resorts, Inc.*............         3,800         58,188
    Premier Parks, Inc.*.............         3,000         86,625
    Readers Digest Association,
      Inc. ..........................         4,100        119,925
    Time Warner, Inc. ...............        15,200      1,101,049
    Viacom, Inc. Cl-B*...............        10,000        604,375
                                                      ------------
                                                         3,904,447
                                                      ------------

                                          SHARES         VALUE
                                          ------         -----
ENVIRONMENTAL SERVICES -- 0.1%
    Allied Waste Industries, Inc.*...         5,400         47,588
    Tetra Tech, Inc.*................         2,343         36,024
    Waste Management, Inc. ..........        12,959        222,732
                                                      ------------
                                                           306,344
                                                      ------------

FINANCIAL-BANK & TRUST -- 2.5%
    Astoria Financial Corp. .........         3,200   $     97,400
    Australia & New Zealand Banking
      Group Ltd. [ADR]...............         3,600        128,925
    Banco Bilbao Vizcaya [ADR].......        27,000        383,063
    Banco Frances SA [ADR]...........         5,060        119,859
    Bank of America Corp. ...........        22,360      1,122,192
    Bank of New York Co., Inc. ......         9,400        376,000
    Bank One Corp. ..................        15,634        501,264
    CCB Financial Corp. .............         2,000         87,125
    Charter One Financial, Inc. .....         6,237        119,283
    Chase Manhattan Corp. ...........        12,112        940,950
    City National Corp. .............         1,800         59,288
    Compass Bancshares, Inc. ........         4,500        100,406
    Dime Bancorp, Inc. ..............         5,100         77,138
    Fifth Third Bancorp..............         4,725        346,697
    First Security Corp. ............         8,287        211,577
    First Tennessee National
      Corp. .........................         5,400        153,900
    First Union Corp. ...............        12,608        413,699
    First Virginia Banks, Inc. ......         2,000         86,000
    Firstar Corp. ...................        17,693        373,765
    GreenPoint Financial Corp. ......         3,000         71,438
    Hibernia Corp. Cl-A..............         5,500         58,438
    Huntington Bancshares, Inc. .....         6,666        159,151
    KeyCorp. ........................         8,000        177,000
    Marshall & Ilsley Corp. .........         4,700        295,219
    MBNA Corp. ......................         9,500        258,875
    Mellon Financial Corp. ..........         8,800        299,750
    Mercantile Bankshares Corp. .....         3,300        105,394
    Morgan, (J.P.) & Co., Inc. ......         2,600        329,225
    National City Corp. .............         7,520        178,130
    North Fork Bancorporation,
      Inc. ..........................         4,400         77,000
    Northern Trust Corp. ............         5,000        265,000
    Old Kent Financial Corp. ........         4,935        174,576
    Pacific Century Financial
      Corp. .........................         3,900         72,881
    PNC Bank Corp. NA................         5,520        245,640
    Regions Financial Corp. .........         2,700         67,838
    Silicon Valley Bancshares*.......         1,400         69,300
    Southtrust Corp. ................         3,200        121,000
    State Street Boston Corp. .......         2,900        211,881
    Summit Bancorp...................         4,600        140,875
    SunTrust Banks, Inc. ............         3,648        251,028
    TCF Financial Corp. .............         4,700        116,913
    U.S. Bancorp.....................        11,659        277,630
    Union Planters Corp. ............         2,800        110,425
    Wells Fargo & Co. ...............        22,000        889,624
    Wilmington Trust Corp. ..........         1,900         91,675
    Zions Bancorp....................         2,700        159,806
                                                      ------------
                                                        10,974,243
                                                      ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES         VALUE
                                          ------         -----
FINANCIAL SERVICES -- 2.2%
    AMBAC Financial Group, Inc. .....         2,400   $    125,250
    American Express Co. ............         5,100        847,875
    Associates First Capital Corp.
      Cl-A...........................        12,228        335,506
    Bear Stearns Companies, Inc. ....         4,095        175,061
    Block, (H&R), Inc. ..............         3,000        131,250
    Capital One Financial Corp. .....         3,200        154,200
    Citigroup, Inc. .................        43,005      2,389,464
    Concord EFS, Inc.*...............         6,450        166,088
    Dun & Bradstreet Corp. ..........         3,600        106,200
    E*TRADE Group, Inc.*.............         9,000        235,125
    Echelon International Corp.*.....           846         19,458
    Edwards, (A.G.), Inc. ...........         3,350        107,409
    Fannie Mae.......................        14,000        874,125
    FINOVA Group, Inc. ..............         2,500         88,750
    Fleet Financial Group, Inc. .....        13,256        461,475
    Franklin Resources, Inc. ........         5,700        182,756
    Freddie Mac......................        10,600        498,863
    Golden West Financial Corp. .....         2,400         80,400
    Grupo Financiero Bancomer [ADR]
      144A...........................         1,400         11,375
    Household International, Inc. ...         5,900        219,775
    Merrill Lynch & Co., Inc. .......         3,900        325,650
    Morgan Stanley, Dean Witter &
      Co. ...........................         7,485      1,068,483
    Paine Webber Group, Inc. ........         5,800        225,113
    Providian Financial Corp. .......         1,500        136,594
    Schwab, (Charles) Corp. .........        13,950        535,331
    Waddell & Reed Financial, Inc.
      Cl-A...........................           261          7,080
    Waddell & Reed Financial, Inc.
      Cl-B...........................         1,116         28,040
    Washington Mutual, Inc. .........         5,750        149,500
                                                      ------------
                                                         9,686,196
                                                      ------------
FOOD -- 1.2%
    Albertson's, Inc. ...............         7,224        232,974
    Archer Daniels Midland Co. ......        11,887        144,873
    Bestfoods, Inc. .................         5,500        289,094
    Campbell Soup Co. ...............         7,800        301,763
    ConAgra, Inc. ...................         6,900        155,681
    Dean Foods Corp. ................         1,400         55,650
    Diageo PLC [ADR].................        11,047        353,503
    Dole Food Co. ...................         2,800         45,500
    Flowers Industries, Inc. ........         3,000         47,813
    General Mills, Inc. .............         5,000        178,750
    Heinz, (H.J.) Co. ...............         6,250        248,828
    Hershey Foods Corp. .............         3,100        147,250
    Hormel Foods Corp. ..............         3,000        121,875
    IBP, Inc. .......................         4,300         77,400
    Interstate Bakeries Corp. .......         3,000         54,375
    Kellogg Co. .....................         7,500        231,094
    Kroger Co.*......................        16,800        317,099
    Lance, Inc. .....................         3,200         32,000
    McCormick & Co., Inc. ...........         4,100        121,975
    Ralston Purina Group.............         9,000        250,875
    Safeway, Inc.*...................         6,060        215,509

                                          SHARES         VALUE
                                          ------         -----
    Sara Lee Corp. ..................        12,400        273,575
    Smucker, (J.M.) Co. .............         1,600   $     31,200
    Starbucks Corp.*.................         7,500        181,875
    The Earthgrains Co. .............           592          9,546
    Tyson Foods, Inc. ...............         7,300        118,625
    U.S. Foodservice, Inc.*..........         4,200         70,350
    Unilever NV NY Reg. .............        13,407        729,843
    Universal Foods Corp. ...........         3,700         75,388
    Wrigley, (Wm., Jr.) Co. .........         1,300        107,819
                                                      ------------
                                                         5,222,102
                                                      ------------
FURNITURE -- 0.0%
    Leggett & Platt, Inc. ...........         8,700        186,506
                                                      ------------
HEALTHCARE SERVICES -- 0.6%
    Amgen, Inc.*.....................        18,400      1,105,149
    Apria Healthcare Group, Inc.*....         7,500        134,531
    Columbia HCA Healthcare Corp. ...        11,096        325,251
    Foundation Health Systems*.......         6,400         63,600
    Health Management Associates,
      Inc. Cl-A*.....................        12,050        161,169
    Healthsouth Corp.*...............         6,200         33,325
    IMS Health, Inc. ................         7,000        190,313
    LifePoint Hospitals, Inc.*.......           583          6,887
    McKesson HBOC, Inc. .............         2,600         58,663
    Oxford Health Plans, Inc.*.......         1,300         16,494
    PacifiCare Health Systems,
      Inc.*..........................         1,800         95,400
    Quorum Health Group, Inc.*.......         3,600         33,525
    Total Renal Care Holdings,
      Inc.*..........................         2,700         18,056
    Triad Hospitals, Inc.*...........           583          8,690
    United HealthCare Corp. .........         4,700        249,688
                                                      ------------
                                                         2,500,741
                                                      ------------
HOTELS & MOTELS -- 0.0%
    Hilton Hotels Corp. .............         2,945         28,346
    Marriott International, Inc.
      Cl-A...........................         3,000         94,687
                                                      ------------
                                                           123,033
                                                      ------------
INDUSTRIAL PRODUCTS -- 0.0%
    Kaydon Corp. ....................         2,200         58,988
                                                      ------------
INSURANCE -- 1.3%
    Aetna, Inc. .....................         3,302        184,293
    AFLAC, Inc. .....................         8,900        419,968
    Allmerica Financial Corp. .......         2,300        127,938
    Allstate Corp. ..................        10,600        254,400
    American Financial Group,
      Inc. ..........................         3,200         84,400
    American General Corp. ..........         3,500        265,562
    American International Group,
      Inc. ..........................        20,020      2,164,662
    Chubb Corp. .....................         3,300        185,831
    CIGNA Corp. .....................         3,900        314,193
    Conseco, Inc. ...................         5,691        101,727
    HSB Group, Inc. .................         1,650         55,791
    Lincoln National Corp. ..........         3,400        136,000
    Loews Corp. .....................         3,000        182,063
    Marsh & McLennan Companies,
      Inc............................         3,500        334,905
    Old Republic International
      Corp. .........................         7,300         99,463
    Progressive Corp. ...............         1,400        102,375
    ReliaStar Financial Corp. .......         3,000        117,563

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES         VALUE
                                          ------         -----
    Selective Insurance Group,
      Inc. ..........................         4,500   $     77,344
    The Hartford Financial Services
      Group, Inc. ...................         3,000        142,125
    Torchmark Corp. .................         4,600        133,688
    Transatlantic Holdings, Inc. ....         1,050         81,966
    Unitrin, Inc. ...................         2,800        105,350
    UNUM Corp. ......................         7,777        249,350
                                                      ------------
                                                         5,920,957
                                                      ------------
LUMBER & WOOD PRODUCTS -- 0.0%
    Deltic Timber Corp. .............           342          7,481
    Rayonier, Inc. ..................         1,600         77,300
                                                      ------------
                                                            84,781
                                                      ------------
MACHINERY & EQUIPMENT -- 0.5%
    AGCO Corp. ......................         2,100         28,219
    Black & Decker Corp. ............         2,700        141,075
    Caterpillar, Inc. ...............         6,700        315,319
    Danaher Corp. ...................         4,500        217,125
    Deere & Co. .....................         4,000        173,500
    Federal Signal Corp. ............         3,600         57,825
    Flowserve Corp. .................         2,900         49,300
    Gencorp, Inc. ...................         2,800         27,650
    Illinois Tool Works, Inc. .......         5,339        360,715
    Ingersoll-Rand Co. ..............         2,000        110,125
    Kennametal, Inc. ................         1,200         40,350
    Nordson Corp. ...................         1,000         48,250
    Pall Corp. ......................         4,000         86,250
    Precision Castparts Corp. .......         1,400         36,750
    Sequa Corp. Cl-A*................         1,200         64,725
    Smith International, Inc.*.......         2,000         99,375
    Tecumseh Products Co. Cl-A.......         1,400         66,063
    Thermo Electron Corp.*...........         6,300         94,500
    Weatherford International,
      Inc.*..........................         2,320         92,655
                                                      ------------
                                                         2,109,771
                                                      ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.1%
    Abbott Laboratories..............        21,700        787,980
    Baxter International, Inc. ......         4,800        301,500
    Beckman Coulter, Inc. ...........         2,100        106,838
    Becton Dickinson & Co. ..........         4,000        107,000
    Bergen Brunswig Corp. Cl-A.......         3,800         31,588
    Boston Scientific Corp.*.........         8,400        183,750
    Forest Laboratories, Inc.*.......         3,400        208,888
    Genzyme Corp.*...................         2,100         94,500
    Genzyme Surgical Products*.......           375          2,180
    Genzyme Tissue Repair*...........            63            181
    Guidant Corp. ...................         6,400        300,800
    Hillenbrand Industries, Inc. ....         2,700         85,556
    Johnson & Johnson Co. ...........        19,005      1,769,840
    Medtronic, Inc. .................        15,000        546,563
    STERIS Corp.*....................         4,000         41,250
    Stryker Corp. ...................         3,400        236,725
    Sybron International Corp.*......         3,700         91,344
    VISX, Inc.*......................         2,400        124,200
                                                      ------------
                                                         5,020,683
                                                      ------------

                                          SHARES         VALUE
                                          ------         -----
METALS & MINING -- 0.3%
    Alcoa, Inc. .....................         7,800   $    647,399
    Barrick Gold Corp. ..............         7,000        123,813
    Brush Wellman, Inc. .............         2,400         40,350
    Carpenter Technology Corp. ......         2,200         60,363
    Nucor Corp. .....................         2,800        153,475
    Placer Dome, Inc. ...............         9,900        106,425
                                                      ------------
                                                         1,131,825
                                                      ------------
OFFICE EQUIPMENT -- 0.2%
    Herman Miller, Inc. .............         3,900         89,700
    Ikon Office Solutions, Inc. .....         6,800         46,325
    Office Depot, Inc.*..............        11,550        126,328
    Pitney Bowes, Inc. ..............         4,900        236,730
    Standard Register Co. ...........         2,700         52,313
    Staples, Inc.*...................         8,325        172,744
    Wallace Computer Service,
      Inc. ..........................         2,900         48,213
    Xerox Corp. .....................        10,400        235,950
                                                      ------------
                                                         1,008,303
                                                      ------------
OIL & GAS -- 3.5%
    Amerada Hess Corp. ..............         4,700        266,725
    Anadarko Petroleum Corp. ........         2,800         95,550
    Apache Corp. ....................         1,600         59,100
    Atlantic Richfield Co. ..........         4,900        423,850
    BJ Services Co.*.................         9,000        376,313
    BP Amoco PLC [ADR]...............        12,200        723,613
    Chevron Corp. ...................         7,400        641,025
    Conoco, Inc. Cl-B................         8,670        215,666
    Devon Energy Corp. ..............         2,800         92,050
    El Paso Energy Corp. ............        10,500        407,531
    ENI Co. SPA [ADR]................         5,500        303,188
    Ensco International, Inc. .......         5,500        125,813
    Exxon Mobil Corp. ...............        43,532      3,507,046
    Global Marine, Inc.*.............         8,700        144,638
    Halliburton Co. .................         7,700        309,925
    Helmerich & Payne, Inc. .........         1,800         39,263
    Keyspan Corp. ...................         6,300        146,081
    MCN Energy Group, Inc. ..........         3,600         85,500
    Murphy Oil Corp. ................         2,400        137,700
    Nabors Industries, Inc.*.........         4,300        133,031
    National Fuel Gas Co. ...........         2,600        120,900
    Nicor, Inc. .....................         3,000         97,500
    Noble Affiliates, Inc. ..........         2,500         53,594
    Noble Drilling Corp.*............         3,300        108,075
    Occidental Petroleum Corp. ......         9,600        207,600
    Phillips Petroleum Co. ..........         4,000        188,000
    Ranger Oil Ltd.*.................         7,800         24,375
    Repsol SA [ADR]..................         9,000        209,250
    Royal Dutch Petroleum Co. .......        46,000      2,780,124
    Schlumberger Ltd. ...............         9,500        534,375
    Shell Transport & Trading Co.
      [ADR]..........................        15,700        773,224
    Texaco, Inc. ....................         6,200        336,738
    Tidewater, Inc. .................         2,700         97,200
    Tosco Corp. .....................         5,900        160,406
    Total SA [ADR]...................         7,707        533,710

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--------------------------------------------------------------------------------

                                          SHARES         VALUE
                                          ------         -----
    Transocean Sedco Forex, Inc.*....         4,639   $    151,644
    Ultramar Diamond Shamrock
      Corp. .........................         3,900         88,481
    Union Pacific Resources Group,
      Inc. ..........................         5,509         70,240
    Unocal Corp. ....................         5,200        174,525
    USX-Marathon Group, Inc. ........         5,400        133,313
    Valero Energy Corp. .............         3,800         75,525
    Washington Gas Light Co. ........         3,100         85,250
    Williams Companies, Inc. ........        10,198        311,676
                                                      ------------
                                                        15,549,333
                                                      ------------
PAPER & FOREST PRODUCTS -- 0.4%
    Bowater, Inc. ...................         2,200        119,488
    Consolidated Papers, Inc. .......         4,600        146,338
    Fort James Corp. ................         7,000        191,625
    Georgia Pacific Group............         3,000        152,250
    Georgia-Pacific Timber Group.....         3,100         76,338
    Glatfelter, (P.H.) Co. ..........         2,600         37,863
    International Paper Co. .........         5,000        282,188
    Kimberly-Clark Corp. ............         9,700        632,924
    Wausau-Mosinee Paper Corp. ......         3,700         43,244
    Weyerhaeuser Co. ................         4,500        323,155
                                                      ------------
                                                         2,005,413
                                                      ------------
PERSONAL SERVICES -- 0.1%
    Cendant Corp.*...................         9,168        243,525
    Service Corp. International......         5,300         36,769
                                                      ------------
                                                           280,294
                                                      ------------
PHARMACEUTICALS -- 2.8%
    American Home Products Corp. ....        18,400        725,650
    AstraZeneca Group PLC [ADR]......        12,000        501,000
    Biogen, Inc.*....................         6,000        507,000
    Bristol-Meyers Squibb Co. .......        26,600      1,707,387
    Carter-Wallace, Inc. ............         3,900         69,956
    Chiron Corp.*....................         7,600        322,050
    Genzyme-Molecular Oncology*......           226          1,582
    Gilead Sciences, Inc. ...........         1,700         92,013
    Glaxo Wellcome PLC [ADR].........         8,900        497,288
    ICN Pharmaceuticals, Inc. .......         2,700         68,344
    Ivax Corp.*......................         7,400        190,550
    Lilly, (Eli) & Co. ..............        14,200        944,300
    MedImmune, Inc.*.................         2,100        348,338
    Merck & Co., Inc. ...............        31,500      2,112,468
    Mylan Laboratories, Inc. ........         5,100        128,456
    Omnicare, Inc. ..................         3,800         45,600
    Perrigo Co.*.....................         8,400         67,200
    Pfizer, Inc. ....................        51,900      1,683,505
    Pharmacia & Upjohn, Inc. ........         7,500        337,500
    Schering-Plough Corp. ...........        18,800        793,125
    Warner-Lambert Co. ..............        11,400        934,088
    Waters Corp.*....................         2,400        127,200
    Watson Pharmaceuticals, Inc.*....         3,400        121,763
                                                      ------------
                                                        12,326,363
                                                      ------------
PRINTING & PUBLISHING -- 0.4%
    Banta Corp. .....................         2,900         65,431
    Belo, (A.H.) Corp. Cl-A..........         3,400         64,813

                                          SHARES         VALUE
                                          ------         -----
    Donnelley, (R.R.) & Sons Co. ....         2,600   $     64,513
    Gannett Co., Inc. ...............         5,200        424,125
    Lexmark International Group, Inc.
      Cl-A*..........................         4,800        434,399
    McGraw-Hill Co., Inc. ...........         5,800        357,425
    Tribune Co. .....................         4,200        231,263
    Washington Post Co. Cl-B.........           400        222,350
    Workflow Management, Inc.*.......           286          8,133
                                                      ------------
                                                         1,872,452
                                                      ------------
RAILROADS -- 0.2%
    Burlington Northern Santa Fe
      Corp. .........................         5,100        123,675
    Kansas City Southern Industries,
      Inc. ..........................         5,400        402,975
    Norfolk Southern Corp. ..........         6,000        123,000
    Trinity Industries, Inc. ........         2,700         76,781
    Union Pacific Corp. .............         3,000        130,875
                                                      ------------
                                                           857,306
                                                      ------------
RESTAURANTS -- 0.3%
    Brinker International, Inc.*.....         7,300        175,200
    CBRL Group, Inc. ................         2,700         26,198
    Darden Restaurants, Inc. ........         6,500        117,813
    McDonald's Corp. ................        16,200        653,062
    Outback Steakhouse, Inc.*........         3,600         93,375
    Tricon Global Restaurants,
      Inc.*..........................         1,480         57,165
                                                      ------------
                                                         1,122,813
                                                      ------------
RETAIL & MERCHANDISING -- 2.5%
    Barnes & Noble, Inc.*............         3,400         70,125
    Bed, Bath & Beyond, Inc.*........         5,200        180,700
    Best Buy Co., Inc.*..............         7,000        351,313
    BJ's Wholesale Club, Inc.*.......         4,000        146,000
    Circuit City Stores, Inc. .......         4,000        180,250
    Costco Companies, Inc.*..........         3,900        355,875
    CVS Corp. .......................         6,500        259,594
    Dayton-Hudson Corp. .............         7,400        543,437
    Dollar General Corp. ............         4,393         99,941
    Family Dollar Stores, Inc. ......         7,400        120,713
    Federated Department Stores,
      Inc.*..........................         3,500        176,969
    Gap, Inc. .......................        12,037        553,701
    Home Depot, Inc. ................        28,800      1,974,599
    Kohl's Corp.*....................         5,600        404,250
    Lands' End, Inc.*................         3,000        104,250
    May Department Stores Co. .......         5,850        188,663
    Micro Warehouse, Inc.*...........         2,600         48,100
    Nordstrom, Inc. .................         1,900         49,756
    Penney, (J.C.) Co., Inc. ........         3,500         69,781
    Rite Aid Corp. ..................         2,600         29,088
    Saks, Inc.*......................         5,200         80,925
    School Specialty, Inc.*..........           238          3,600
    Sears, Roebuck & Co. ............         4,800        146,100
    Tiffany & Co. ...................         4,000        357,000
    TJX Companies, Inc. .............         5,600        114,450
    Toys 'R' Us, Inc.*...............         6,920         99,043
    U.S. Office Products Co.*........           537          1,754
    Wal-Mart Stores, Inc. ...........        55,200      3,815,699

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--------------------------------------------------------------------------------

                                          SHARES         VALUE
                                          ------         -----
    Walgreen Co. ....................        15,400   $    450,450
    Warnaco Group*...................         2,600         32,013
                                                      ------------
                                                        11,008,139
                                                      ------------
SEMICONDUCTORS -- 1.7%
    Applied Materials, Inc.*.........         6,600        836,138
    Atmel Corp.*.....................         9,200        271,975
    Intel Corp. .....................        45,800      3,769,912
    LSI Logic Corp.*.................         2,000        135,000
    Maxim Integrated Products,
      Inc.*..........................         9,000        424,688
    Motorola, Inc. ..................         8,100      1,192,724
    Xilinx, Inc.*....................        19,600        891,188
                                                      ------------
                                                         7,521,625
                                                      ------------
TELECOMMUNICATIONS -- 6.7%
    ADC Telecommunications, Inc.*....         4,400        319,275
    Alltel Corp. ....................         4,908        405,830
    AT&T Corp. ......................        37,631      1,909,773
    Bell Atlantic Corp. .............        20,514      1,262,893
    BellSouth Corp. .................        25,400      1,189,038
    British Telecommunications PLC
      [ADR]..........................         3,200        761,600
    BroadWing, Inc. .................         4,300        158,563
    Cable & Wireless
      Communications.................         9,245        269,261
    CenturyTel, Inc. ................         6,300        298,463
    Cia de Telecomunicaciones de
      Chile SA [ADR].................         7,800        142,350
    Comcast Corp. Cl-A...............        14,000        703,500
    Cox Communications, Inc. Cl-A*...         2,373        122,210
    Deutsche Telekom AG [ADR]........        12,400        880,400
    Ericsson, (L.M.) Telephone Co.
      [ADR]..........................         9,600        630,600
    France Telecom SA [ADR]..........         5,900        787,650
    GTE Corp. .......................        14,100        994,931
    Leap Wireless International,
      Inc.*..........................           400         31,400
    Lucent Technologies, Inc. .......        40,465      3,027,287
    MCI WorldCom, Inc.*..............        37,046      1,965,727
    MediaOne Group, Inc.*............        11,100        852,619
    Nextel Communications, Inc.
      Cl-A*..........................         3,600        371,250
    Nokia Corp. Cl-A [ADR]...........         7,200      1,368,000
    Nortel Networks Corp. ...........        16,960      1,712,960
    QUALCOMM, Inc.*..................        14,400      2,537,999
    SBC Communications, Inc. ........        49,433      2,409,859
    Sprint Corp. (FON Group).........        12,400        834,675
    Sprint Corp. (PCS Group)*........         5,100        522,750
    Telecom Corp. of New Zealand Ltd.
      [ADR]..........................         1,700         65,450
    Telefonica SA [ADR]..............         5,091        401,234
    Telefonos de Mexico SA Cl-L
      [ADR]..........................         4,000        450,000
    Telephone & Data Systems,
      Inc. ..........................         2,500        315,000
    Tellabs, Inc.*...................         5,000        320,938
    U.S. West, Inc. .................         6,418        462,096
    Univision Communications,
      Inc.*..........................         3,500        357,656
    Vodafone AirTouch PLC [ADR]......        16,000        792,000
                                                      ------------
                                                        29,635,237
                                                      ------------

                                          SHARES         VALUE
                                          ------         -----
TRANSPORTATION -- 0.1%
    Alexander & Baldwin, Inc. .......         2,500   $     57,031
    CNF Transportation, Inc. ........         2,200         75,900
    CSX Corp. .......................         3,000         94,125
    FDX Corp.*.......................         3,500        143,282
                                                      ------------
                                                           370,338
                                                      ------------
UTILITIES -- 1.3%
    AES Corp.*.......................         5,100        381,224
    Allegheny Energy, Inc. ..........         5,200        140,075
    American Electric Power Co.,
      Inc. ..........................         4,800        154,200
    American Water Works Co.,
      Inc. ..........................         3,400         72,250
    CMS Energy Corp. ................         3,900        121,631
    Consolidated Edison, Inc. .......         5,200        179,400
    Constellation Energy Group.......         2,700         78,300
    DPL, Inc. .......................         5,600         96,950
    Duke Energy Corp. ...............         6,100        305,763
    Edison International Co. ........         7,800        204,263
    Empresa Nacional de Electridad SA
      [ADR]..........................         8,230        116,763
    Empresa SA [ADR].................         7,600        153,425
    Energy East Corp. ...............         6,800        141,525
    Enersis SA [ADR].................         2,600         61,100
    Enron Corp. .....................        10,800        479,249
    Entergy Corp. ...................         6,200        159,650
    FirstEnergy Corp. ...............         7,300        165,619
    Florida Progress Corp. ..........         4,400        186,175
    FPL Group, Inc. .................         3,700        158,406
    Idacorp, Inc. ...................         2,600         69,713
    Illinova Corp. ..................         3,700        128,575
    IPALCO Enterprises, Inc. ........         4,800         81,900
    Kansas City Power & Light Co. ...         4,000         88,250
    LG&E Energy Corp. ...............         5,500         95,906
    MidAmerican Energy Holdings
      Co.*...........................         2,400         80,850
    New Century Energies, Inc. ......         3,895        118,311
    New England Electric Systems.....         2,600        134,550
    Niagara Mohawk Holdings, Inc.*...        10,000        139,375
    Nisource, Inc. ..................         4,600         82,225
    Oklahoma Gas & Electric Co. .....         2,900         55,100
    PG&E Corp. ......................         8,200        168,100
    Pinnacle West Capital Co. .......         3,000         91,688
    Potomac Electric Power Co. ......         4,900        112,394
    Public Service Co. of New
      Mexico.........................         1,900         30,875
    SCANA Corp. .....................         3,600         96,750
    Sierra Pacific Resources.........         4,000         69,250
    Southern Co. ....................        12,300        289,050
    Teco Energy, Inc. ...............         6,000        111,375
    Texas Utilities Co. .............         4,000        142,250
    Unicom Corp. ....................         4,200        140,700
    UtiliCorp United, Inc. ..........         3,450         67,059
    Wisconsin Energy Corp. ..........         5,200        100,100
                                                      ------------
                                                         5,850,314
                                                      ------------
TOTAL COMMON STOCK (Cost
  $123,296,461)......................                  215,506,232
                                                      ------------

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--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
PREFERRED STOCK -- 0.1%
TELECOMMUNICATIONS
    Telecomunicacoes Brasileiras SA
      1.55% [ADR]
    (Cost $322,497)..................       4,300   $    552,550
                                                    ------------
FOREIGN STOCK -- 12.1%
ADVERTISING -- 0.1%
    Asatsu-DK, Inc. -- (JPY).........       9,000        607,811
                                                    ------------
AEROSPACE -- 0.1%
    Mitsubishi Heavy Industries
      Ltd. -- (JPY)..................     138,000        460,585
                                                    ------------
AIRLINES -- 0.1%
    KLM Royal Dutch Airlines NV --
      (NLG)..........................       2,250         57,785
    Singapore Airlines
      Ltd. -- (SGD)..................      27,000        306,395
                                                    ------------
                                                         364,180
                                                    ------------
AUTOMOBILE MANUFACTURERS -- 0.3%
    DaimlerChrysler AG -- (DEM)......       5,300        415,822
    MAN AG -- (DEM)..................      10,000        375,164
    Rolls-Royce PLC -- (DEM).........      97,800        338,069
                                                    ------------
                                                       1,129,055
                                                    ------------
AUTOMOTIVE PARTS -- 0.1%
    Bridgestone Corp. -- (JPY).......      22,000        484,487
                                                    ------------
BEVERAGES -- 0.3%
    Bass PLC -- (GBP)................      33,300        414,448
    Lion Nathan Ltd. -- (NZD)........      50,000        116,256
    Louis Vuitton Moet Hennessy --
      (FRF)..........................       2,160        967,421
                                                    ------------
                                                       1,498,125
                                                    ------------
BROADCASTING -- 0.0%
    Publishing & Broadcasting Ltd. --
      (AUD)..........................      27,900        213,181
                                                    ------------
BUILDING MATERIALS -- 0.3%
    Blue Circle Industries PLC --
      (GBP)..........................      55,813        324,332
    Cemex SA de CV -- (MXP)*.........      21,600        120,823
    Heidelberger Zement AG --
      VVPR -- (DEM)..................         800             73
    Heidelberger Zement AG -- (DEM)..       4,600        356,733
    Holderbank Financiere Glarus AG
      Cl-B -- (CHF)..................         260        355,963
    Malayan Cement BHD -- (MYR)......      30,750          8,982
                                                    ------------
                                                       1,166,906
                                                    ------------
CHEMICALS -- 0.4%
    AKZO Nobel NV -- (NLG)...........       1,600         80,250
    BASF AG -- (DEM).................       8,000        418,169
    Bayer AG -- (DEM)................       7,600        361,285
    L'Air Liquide -- (FRF)...........       1,642        274,852
    Sumitomo Chemical Co. -- (JPY)...     142,000        667,123
                                                    ------------
                                                       1,801,679
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
CLOTHING & APPAREL -- 0.3%
    Benetton Group SPA -- (ITL)......      96,600   $    221,823
    Christian Dior SA -- (FRF).......       1,200        297,311
    Kuraray Co. Ltd. -- (JPY)........      47,000        476,118
    Yue Yuen Industrial Holdings --
      (HKD)..........................      95,000        227,311
                                                    ------------
                                                       1,222,563
                                                    ------------
CONGLOMERATES -- 0.6%
    Coles Myer Ltd. -- (AUD).........      35,100        181,442
    Cycle & Carriage Ltd. -- (SGD)...      15,000         46,382
    GKN PLC -- (GBP).................      35,500        559,096
    Hutchison Whampoa Ltd. --
      (HKD)..........................      64,000        930,339
    Mitsui & Co. Ltd. -- (JPY).......      90,000        629,833
    Tomkins PLC -- (GBP).............      89,300        288,493
    Valmet-Rauma Oyj -- (FIM)........       4,000         51,969
                                                    ------------
                                                       2,687,554
                                                    ------------
CONSTRUCTION -- 0.1%
    Compagnie Francaise d'Etudes et
      de Construction
      Technip -- (FRF)...............       3,300        338,342
    Matsushita Electric Works Ltd. --
      (JPY)..........................      24,000        237,252
                                                    ------------
                                                         575,594
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.3%
    JUSCO Co. -- (JPY)...............      21,000        366,066
    Kao Corp. -- (JPY)...............      26,000        741,804
    Orkla ASA Cl-A -- (NOK)..........       7,600        130,846
                                                    ------------
                                                       1,238,716
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.2%
    Johnson Electric Holdings Ltd. --
      (HKD)..........................     187,200      1,201,683
    Mitsubishi Electric Corp. --
      (JPY)..........................      39,000        251,933
    Omron Corp. -- (JPY).............      24,000        554,370
    Schneider SA -- (FRF)............       4,200        329,731
    Sharp Corp. -- (JPY).............       9,000        230,351
    Siemens AG -- (DEM)..............       3,800        486,051
    Sony Corp. -- (JPY)..............       6,000      1,779,387
                                                    ------------
                                                       4,833,506
                                                    ------------
FINANCIAL-BANK & TRUST -- 2.0%
    Abbey National PLC -- (GBP)......      28,000        447,761
    ABN AMRO Holding NV -- (NLG).....      24,600        614,443
    Australia & New Zealand Banking
      Group Ltd. -- (AUD)............      16,300        118,668
    Banca Commerciale Italia NA --
      (ITL)..........................      61,000        331,755
    Bank of Scotland -- (GBP)........      31,808        369,418
    Bankgesellschaft Berlin AG --
      (DEM)..........................      10,050        167,011
    Barclays PLC -- (GBP)............      26,291        756,777
    DBS Groupo Holdings -- (SGD)*....      20,236        331,698
    Deutsche Bank AG -- (DEM)........       9,300        787,255
    Dresdner Bank AG -- (DEM)........      12,200        662,282

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--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    HSBC Holdings PLC -- (GBP).......      54,969   $    766,270
    ING Groep NV -- (NLG)............      11,753        709,512
    KBC Bancassurance Holdings NV --
      (BEF)..........................       5,300        285,578
    Oversea-Chinese Banking Corp.
      Ltd. -- (SGD)*.................      26,250        241,144
    Sumitomo Bank Ltd. -- (JPY)......      34,000        465,557
    Svenska Handlesbanken Cl-A --
      (SEK)..........................      21,900        275,423
    Toronto-Dominion Bank -- (CAD)...       8,200        222,397
    UBS AG -- (CHF)..................       3,631        980,549
    Westpac Banking Corp. Ltd. --
      (AUD)..........................      10,000         69,031
                                                    ------------
                                                       8,602,529
                                                    ------------
FINANCIAL SERVICES -- 0.3%
    Holding di Partecipazioni
      Industriali SPA -- (ITL).......      45,000         45,322
    Mediobanca SPA -- (ITL)..........      32,600        332,599
    Societe Generale -- (FRF)........       3,367        783,339
    Unidanmark AS Cl-A -- (DKK)......       4,500        316,379
                                                    ------------
                                                       1,477,639
                                                    ------------
FOOD -- 0.5%
    Associated British Foods PLC --
      (GBP)..........................      33,800        186,995
    Cadbury Schweppes PLC -- (GBP)...      19,800        119,616
    CSM NV -- (NLG)..................       4,800        102,488
    Danisco AS -- (DKK)..............       4,000        155,756
    Eridania Beghin-Say
      SA -- (FRF)....................       1,800        193,615
    Huhtamaki Co. -- (FIM)...........       1,500         50,760
    Nestle SA -- (CHF)...............         471        862,844
    Tesco PLC -- (GBP)...............     172,529        524,627
                                                    ------------
                                                       2,196,701
                                                    ------------
HOTELS & MOTELS -- 0.1%
    Accor SA -- (FRF)................       9,000        434,817
                                                    ------------
INDUSTRIAL PRODUCTS -- 0.0%
    Pacific Dunlop Ltd. -- (AUD).....      70,100         99,296
                                                    ------------
INSURANCE -- 0.8%
    Allied Zurich PLC -- (CHF).......      44,000        518,479
    Assurances Generales de France --
      (FRF)..........................       4,300        232,994
    AXA Colonia Konzern AG --
      (DEM)..........................       5,400        523,195
    AXA SA -- (FRF)..................       4,600        641,192
    Instituto Nazionale delle
      Assicurazioni -- (ITL).........     127,100        336,663
    Royal & Sun Alliance Insurance
      Group PLC -- (GBP).............      57,636        438,967
    Schweizerische
      Rueckversicherungs-
      Gesellschaft-- (DEM)...........         262        538,216
    Sumitomo Marine & Fire Insurance
      Co. -- (JPY)...................      88,000        542,625
                                                    ------------
                                                       3,772,331
                                                    ------------
MACHINERY & EQUIPMENT -- 0.0%
    SIG Holding AG -- (CHF)..........         280        167,054
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
MEDICAL SUPPLIES & EQUIPMENT -- 0.2%
    Smith and Nephew PLC -- (GBP)....      98,000   $    329,263
    Terumo Corp. -- (JPY)............      26,000        694,724
                                                    ------------
                                                       1,023,987
                                                    ------------
METALS & MINING -- 0.0%
    Lonrho Africa PLC -- (GBP).......       6,497          3,253
    Rio Tinto Ltd. -- (AUD)..........       9,300        199,929
                                                    ------------
                                                         203,182
                                                    ------------
OFFICE EQUIPMENT -- 0.3%
    Canon, Inc. -- (JPY).............      21,000        834,492
    Ricoh Co. Ltd. -- (JPY)..........      25,000        471,273
                                                    ------------
                                                       1,305,765
                                                    ------------
OIL & GAS -- 0.1%
    Santos Ltd. -- (AUD).............      32,000         87,250
    Total Fina SA Cl-B -- (FRF)......       3,496        466,532
                                                    ------------
                                                         553,782
                                                    ------------
PAPER & FOREST PRODUCTS -- 0.1%
    Bobst SA -- (CHF)................         160        192,928
    Kimberly-Clark de Mexico SA
      Cl-A -- (MXP)..................      67,500        259,315
    Svenska Cellulosa AB Cl-B --
      (SEK)..........................       3,500        103,667
                                                    ------------
                                                         555,910
                                                    ------------
PHARMACEUTICALS -- 0.8%
    Altana AG -- (DEM)...............       2,100        138,534
    AstraZeneca Group PLC -- (GBP)...       7,398        306,876
    Daiichi Pharmaceutical Co.
      Ltd. -- (JPY)..................      26,000        338,201
    Gehe AG -- (DEM).................      11,550        447,855
    Novartis AG -- (CHF).............         749      1,099,769
    Rhone-Poulenc Cl-A -- (FRF)......       5,400        313,808
    Takeda Chemical Industries --
      (JPY)..........................      16,000        790,838
    Takkt AG -- (DEM)*...............      11,550         75,612
                                                    ------------
                                                       3,511,493
                                                    ------------
PRINTING & PUBLISHING -- 0.5%
    Dai Nippon Printing Co. Ltd. --
      (JPY)..........................      40,000        638,152
    Elsevier NV -- (NLG).............      12,000        143,338
    Pearson PLC -- (GBP).............      25,600        828,688
    Singapore Press Holdings Ltd. --
      (SGD)..........................      11,000        238,427
    Wolters Klumer -- (NLG)..........      12,000        406,083
                                                    ------------
                                                       2,254,688
                                                    ------------
RAILROADS -- 0.1%
    Railtrack Group PLC -- (GBP).....      21,000        352,782
                                                    ------------
REAL ESTATE -- 0.2%
    Cheung Kong Holdings Ltd. --
      (HKD)..........................      38,000        482,730
    City Developments
      Ltd. -- (SGD)..................      11,000         64,395
    DBS Land Ltd. -- (SGD)...........      33,000         64,989
    Singapore Land Ltd. -- (SGD).....      25,000         65,746

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Slough Estates PLC -- (GBP)......      45,500   $    259,809
    Westfield Trust -- (AUD).........      41,300         81,131
                                                    ------------
                                                       1,018,800
                                                    ------------
RETAIL & MERCHANDISING -- 0.3%
    Carrefour Supermarche SA --
      (FRF)..........................         900        165,968
    Mauri Co. Ltd. -- (JPY)..........      39,000        582,500
    Pinault-Printemps Redoute SA --
      (FRF)..........................       3,000        791,621
                                                    ------------
                                                       1,540,089
                                                    ------------
TELECOMMUNICATIONS -- 0.7%
    AT&T Canada -- (CAD) 144A*.......         342          8,569
    Carso Global Telecom -- (MXP)*...      12,200        113,824
    Nippon Telegraph & Telephone
      Corp. -- (JPY).................          60      1,027,698
    Singapore Telecommunications
      Ltd. -- (SGD)..................     112,000        231,330
    Telecom Corp. of New Zealand
      Ltd. -- (NZD)..................      22,000        103,455
    Telecom Italia Mobile SPA --
      (ITL)..........................      75,000        837,698
    Telecom Italia SPA -- (ITL)......      41,666        587,495
    Telekom Malaysia BHD -- (MYR)....         100            387
                                                    ------------
                                                       2,910,456
                                                    ------------
TRANSPORTATION -- 0.3%
    BAA PLC -- (GBP).................      51,075        358,881
    BG Group PLC -- (GBP)............      37,777        244,085
    Nippon Express Co. Ltd. --
      (JPY)..........................      99,000        547,470
                                                    ------------
                                                       1,150,436
                                                    ------------
UTILITIES -- 0.6%
    ABB AG -- (CHF)*.................       4,798        586,831
    Electrabel SA -- (BEF)...........         720        235,673
    Hong Kong Electric Holdings
      Ltd. -- (HKD)..................      30,000         93,780
    PowerGen PLC -- (GBP)............      21,300        153,106
    Tokyo Electric Power Co. --
      (JPY)..........................      27,000        724,088
    United Utilities PLC -- (GBP)....      44,200        459,435
    Veba AG -- (DEM).................       9,300        454,275
                                                    ------------
                                                       2,707,188
                                                    ------------
TOTAL FOREIGN STOCK
  (Cost $40,998,040).................                 54,122,867
                                                    ------------
                                          PAR
                                         (000)         VALUE
                                       ----------   ------------
CORPORATE OBLIGATIONS -- 11.2%
AEROSPACE -- 0.3%
    Boeing Co.
      6.35%, 06/15/03................  $      120   $    117,150
    Dyncorp, Inc.
      9.50%, 03/01/07................         300        268,500

                                          PAR
                                         (000)         VALUE
                                         -----         -----
    Raytheon Co.
      6.50%, 07/15/05................  $    1,000   $    932,500
                                                    ------------
                                                       1,318,150
                                                    ------------
AUTOMOTIVE PARTS -- 0.2%
    Hayes Lemmerz International, Inc.
      8.25%, 12/15/08................         250        230,000
    Lear Corp.
      8.11%, 05/15/09 144A...........         300        283,875
    Safelite Glass Corp. Cl-B
      9.875%, 12/15/06...............         200         11,000
    Venture Holdings Trust
      9.50%, 07/01/05................         300        280,875
                                                    ------------
                                                         805,750
                                                    ------------
BEVERAGES -- 0.2%
    Anheuser-Busch Companies, Inc.
      7.00%, 12/01/25................         150        133,500
    Seagram, (J.) & Sons Co.
      7.60%, 12/15/28................       1,000        941,250
                                                    ------------
                                                       1,074,750
                                                    ------------
BROADCASTING -- 0.4%
    Chancellor Media Corp.
      9.00%, 10/01/08................         250        260,625
      8.00%, 11/01/08................         175        175,875
    Chancellor Media Corp. L.A. Cl-B
      8.125%, 12/15/07...............         175        175,438
    Charter Communications Holdings
      LLC
      8.25%, 04/01/07................         600        556,500
    United International Holdings,
      Inc. Cl-B [STEP]
      11.458%, 02/15/08..............         575        368,000
    Young Broadcasting, Inc.
      10.125%, 02/15/05..............         150        153,000
                                                    ------------
                                                       1,689,438
                                                    ------------
BUILDING MATERIALS -- 0.2%
    American Builders & Contractors
      Supply Co., Inc. Cl-B
      10.625%, 05/15/07..............         300        270,000
    American Standard, Inc.
      9.25%, 12/01/16................          15         15,000
    Associated Materials, Inc.
      9.25%, 03/01/08................         350        346,063
    Koppers Industry, Inc.
      9.875%, 12/01/07...............          75         68,250
                                                    ------------
                                                         699,313
                                                    ------------
BUSINESS SERVICES -- 0.2%
    Intermedia Communications, Inc.
      Cl-B
      8.60%, 06/01/08................         250        231,250

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
    Iron Mountain, Inc.
      8.75%, 09/30/09................  $      125   $    120,938
    NEXTLINK Communications, Inc.
      12.50%, 04/15/06...............         125        134,063
      6.034%, 06/01/09 [STEP]........         700        437,499
                                                    ------------
                                                         923,750
                                                    ------------
CABLE TELEVISION -- 0.4%
    Classic Cable, Inc.
      9.375%, 08/01/09...............         500        495,000
    Mediacom LLC Capital Corp.
      7.87%, 02/15/11................         600        531,000
    Northland Cable Television, Inc.
      10.25%, 11/15/07...............         250        251,875
    Pegasus Communications Corp. Cl-B
      9.62%, 10/15/05................         250        253,750
    Rogers Cablesystems of America,
      Inc. Cl-B
      10.00%, 03/15/05...............         125        135,625
                                                    ------------
                                                       1,667,250
                                                    ------------
CHEMICALS -- 0.2%
    American Pacific Corp. 144A
      9.25%, 03/01/05................         300        302,625
    Lyondell Chemical Co.
      10.875%, 05/01/09..............         200        208,000
    Sovereign Specialty Chemicals
      Cl-B
      9.50%, 08/01/07................         250        248,750
                                                    ------------
                                                         759,375
                                                    ------------
CLOTHING & APPAREL -- 0.1%
    Delta Mills, Inc.
      9.625%, 09/01/07...............          75         52,500
    Dyersburg Corp. Cl-B
      9.75%, 09/01/07................         175         69,125
    Westpoint Stevens, Inc.
      7.875%, 06/15/08...............         600        540,000
                                                    ------------
                                                         661,625
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 0.1%
    Exodus Communications, Inc. 144A
      11.25%, 12/15/09...............         250        255,625
    Verio, Inc.
      10.375%, 04/01/05..............         150        152,438
                                                    ------------
                                                         408,063
                                                    ------------
CONSTRUCTION -- 0.0%
    Newport News Shipbuilding, Inc.
      8.625%, 12/01/06...............         150        149,438
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.4%
    Anchor Advanced Products, Inc.
      11.75%, 04/01/04...............         600        516,000
    Chattem, Inc.
      12.75%, 06/15/04...............         350        373,625
    Group Maintenance America Corp.
      9.75%, 01/15/09................         300        298,500
    Herff Jones, Inc.
      11.00%, 08/15/05...............         250        267,188

                                          PAR
                                         (000)         VALUE
                                         -----         -----
    Holmes Products Corp. Cl-B
      9.875%, 11/15/07...............  $      200   $    150,000
    Protection One Alarm, Inc. [STEP]
      13.625%, 06/30/05..............         100         63,500
                                                    ------------
                                                       1,668,813
                                                    ------------
CONTAINERS & PACKAGING -- 0.3%
    Consolidated Container Co. LLC
      144A
      10.125%, 07/15/09..............         300        305,250
    Container Corp. of America
      9.75%, 04/01/03................         150        154,125
      11.25%, 05/01/04...............         100        104,500
    Packaging Corp. of America, Inc.
      9.625%, 04/01/09...............         600        618,750
    U.S. Can Corp.
      10.125%, 10/15/06..............         150        156,000
                                                    ------------
                                                       1,338,625
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.0%
    HCC Industries, Inc.
      10.75%, 05/15/07++.............         250        146,250
                                                    ------------
ENTERTAINMENT & LEISURE -- 1.0%
    Bally Total Fitness Holdings
      Corp. Series C
      9.875%, 10/15/07...............         225        218,813
    Cinemark USA, Inc. Cl-B
      8.50%, 08/01/08................         350        306,250
    Harrahs Operating Co., Inc.
      7.875%, 12/15/05...............         600        579,000
    Hollywood Park, Inc. Cl-B
      9.25%, 02/15/07................         400        397,000
    Isle of Capri Casinos
      8.75%, 04/15/09................         650        601,249
    Mohegan Tribal Gaming Authority
      8.125%, 01/01/06...............         500        491,250
    Park Place Entertainment, Inc.
      7.875%, 12/15/05...............         600        576,000
    Premier Parks, Inc.
      9.75%, 06/15/07................         250        250,000
      9.402%, 04/01/08 [STEP]........         350        238,000
    Six Flags Entertainment Corp.
      8.875%, 04/01/06...............         175        170,625
    Time Warner Entertainment Co.
      7.25%, 09/01/08................         500        488,750
                                                    ------------
                                                       4,316,937
                                                    ------------
EQUIPMENT SERVICES -- 0.0%
    Coinmach Corp. Cl-D
      11.75%, 11/15/05...............         125        129,063
                                                    ------------
FINANCIAL-BANK & TRUST -- 0.3%
    Banesto Delaware
      8.25%, 07/28/02................          50         50,938
    Bank of America Corp.
      6.85%, 03/01/03................         150        148,500

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
    Bank of Nova Scotia
      6.25%, 09/15/08................  $       50   $     45,375
    BankUnited Capital Trust Corp.
      Cl-B 144A
      10.25%, 12/31/26...............         250        245,624
    CoreStates Home Equity Trust
      Corp. Cl-A
      6.65%, 05/15/09................          30         30,119
    MBNA Corp.
      6.15%, 10/01/03................         450        429,187
    NationsBank Texas Corp.
      6.75%, 08/15/00................         150        150,188
    Provident Bank Corp.
      7.125%, 03/15/03...............         175        171,063
                                                    ------------
                                                       1,270,994
                                                    ------------
FINANCIAL SERVICES -- 0.8%
    American Express Master Trust
      7.60%, 08/15/02................         500        505,424
    Associates Corp. of North America
      7.70%, 03/15/00................          50         50,133
    Chrysler Financial Corp.
      8.46%, 01/19/00................         200        200,148
    Enhance Financial Services Group,
      Inc.
      6.75%, 03/01/03................         300        295,500
    Intertek Finance PLC Cl-B
      10.25%, 11/01/06...............         250        233,750
    Salomon Smith Barney Holdings,
      Inc.
      6.625%, 06/01/00...............         200        200,186
    Salomon, Inc.
      6.75%, 02/15/03................         500        493,125
    Simon Debartolo Group, Inc. L.P.
      7.00%, 07/15/09................         525        465,281
    USF&G Capital II Cl-B
      8.47%, 01/10/27................         500        481,875
    Wells Fargo & Co.
      6.25%, 04/15/08................         700        647,499
                                                    ------------
                                                       3,572,921
                                                    ------------
FOOD -- 0.4%
    B&G Foods, Inc.
      9.625%, 08/01/07...............         350        312,375
    Doane Pet Care Co.
      9.75%, 05/15/07................         359        351,820
    International Home Foods, Inc.
      10.375%, 11/01/06..............         600        621,000
    Mrs. Fields Original Cookies Co.
      10.125%, 12/01/04..............          25         20,406
    New World Pasta Co.
      9.25%, 02/15/09................         500        461,250
                                                    ------------
                                                       1,766,851
                                                    ------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
HEALTHCARE SERVICES -- 0.2%
    Quest Diagnostic, Inc.
      10.75%, 12/15/06...............  $      125   $    131,875
    Tenet Healthcare Corp.
      8.00%, 01/15/05................         600        579,000
                                                    ------------
                                                         710,875
                                                    ------------
HOTELS & MOTELS -- 0.2%
    Courtyard By Marriott
      10.75%, 02/01/08...............         150        147,000
    Host Marriott Travel Plaza Corp.
      Cl-B
      9.50%, 05/15/05................         600        623,250
                                                    ------------
                                                         770,250
                                                    ------------
INDUSTRIAL PRODUCTS -- 0.5%
    Fico [ZCB]
      13.226%, 04/06/03..............       1,000        802,953
    Holmes Products Corp. Series D
      9.875%, 11/15/07...............         250        187,500
    Luigino's, Inc.
      10.00%, 02/01/06...............         275        249,219
    Paragon Corp. Holdings, Inc. Cl-B
      9.625%, 04/01/08++.............          75         22,688
    Westinghouse Air Brake Co.
      9.375%, 06/15/05...............       1,000        995,000
                                                    ------------
                                                       2,257,360
                                                    ------------
INSURANCE -- 0.1%
    New York Life Insurance Co. 144A
      7.50%, 12/15/23................         420        369,075
                                                    ------------
MACHINERY & EQUIPMENT -- 0.1%
    Hawk Corp.
      10.25%, 12/01/03...............         600        582,000
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.1%
    Dade International, Inc. Cl-B
      11.125%, 05/01/06..............         525        514,500
                                                    ------------
METALS & MINING -- 0.0%
    Freeport-McMoRan Resource
      Partners, Inc. L.P.
      7.00%, 02/15/08................         150        136,125
                                                    ------------
OFFICE EQUIPMENT -- 0.1%
    Global Imaging Systems, Inc.
      10.75%, 02/15/07...............         300        289,500
                                                    ------------
OIL & GAS -- 0.2%
    Frontier Oil Corp.
      11.75%, 11/15/09...............         250        246,250
    Nuevo Energy Co. 144A
      9.50%, 06/01/08................         600        600,750
    Pride Petroleum Services, Inc.
      9.375%, 05/01/07...............         250        250,625
                                                    ------------
                                                       1,097,625
                                                    ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
PAPER & FOREST PRODUCTS -- 0.2%
    International Paper Co.
      6.875%, 04/15/29...............  $    1,000   $    866,250
    Repap New Brunswick Corp.
      9.00%, 06/01/04................          75         73,500
      11.50%, 06/01/04...............         150        156,375
                                                    ------------
                                                       1,096,125
                                                    ------------
PHARMACEUTICALS -- 0.0%
    Owens & Minor, Inc.
      10.875%, 06/01/06..............          75         77,250
                                                    ------------
PRINTING & PUBLISHING -- 0.2%
    Hollinger International
      Publishing Co.
      9.25%, 03/15/07................         600        595,500
    Sun Media Corp.
      9.50%, 05/15/07................         163        162,185
                                                    ------------
                                                         757,685
                                                    ------------
RESTAURANTS -- 0.0%
    McDonald's Corp.
      6.625%, 09/01/05...............         100         98,125
                                                    ------------
RETAIL & MERCHANDISING -- 0.3%
    Dayton Hudson Corp.
      5.875%, 11/01/08...............       1,500      1,346,250
    Wal-Mart Stores, Inc.
      7.25%, 06/01/13................          85         84,469
                                                    ------------
                                                       1,430,719
                                                    ------------
TELECOMMUNICATIONS -- 2.8%
    Adelphia Communications
      9.875%, 03/01/05...............         500        511,250
      7.875%, 05/01/09...............         100         90,250
    Alaska Communications Systems
      9.375%, 05/15/09...............         250        243,125
    AT&T Corp.
      6.50%, 03/15/29................       1,500      1,286,250
    Comcast Cable Communication, Inc.
      8.125%, 05/01/04...............         400        411,000
    Communication & Power Industries,
      Inc.
      12.00%, 08/01/05...............         250        207,500
    Energis PLC
      9.75%, 06/15/09................         600        630,000
    Frontiervision L.P.
      11.00%, 10/15/06...............         350        371,875
    Hermes Europe Railtel BV, Inc.
      10.375%, 01/15/09..............         250        248,750
    Intermedia Communications, Inc.
      9.50%, 03/01/09................         350        338,625
    International Wire Group, Inc.
      Cl-B
      11.75%, 06/01/05...............         350        362,250
    Lucent Technologies, Inc.
      6.90%, 07/15/01................         500        501,250
    Mastec, Inc.
      7.75%, 02/01/08................         250        243,750

                                          PAR
                                         (000)         VALUE
                                         -----         -----
    Metromedia Fiber Network, Inc.
      Cl-B
      10.00%, 11/15/08...............  $      300   $    308,250
    MetroNet Communications Corp.
      [STEP]
      8.759%, 06/15/08...............         800        630,000
    Nextel Communications, Inc.
      [STEP]
      10.225%, 10/31/07..............         575        412,563
    NTL, Inc. Cl-B [STEP]
      10.534%, 04/01/08..............         900        627,750
    Orange PLC
      9.00%, 06/01/09................         600        637,500
    Price Communications Wireless,
      Inc. Cl-B
      9.125%, 12/15/06...............         350        358,750
    PSINet, Inc. Cl-B
      10.00%, 02/15/05...............         150        149,250
    Qwest Communications
      International, Inc.
      7.50%, 11/01/08................          75         73,031
    Sprint Capital Corp.
      6.125%, 11/15/08...............       1,000        906,250
    United Telecommunications, Inc.
      9.75%, 04/01/00................         250        251,875
    Voicestream Wireless Holdings
      144A
      10.375%, 11/15/09..............         600        616,500
    Worldcom, Inc.
      7.75%, 04/01/07................       1,500      1,528,124
                                                    ------------
                                                      11,945,718
                                                    ------------
TRANSPORTATION -- 0.1%
    Allied Holdings, Inc. Cl-B
      8.625%, 10/01/07...............         175        155,750
    Avis Rent A Car, Inc.
      11.00%, 05/01/09...............         300        317,250
    Union Tank Car Co.
      7.125%, 02/01/07...............         150        147,000
                                                    ------------
                                                         620,000
                                                    ------------
UTILITIES -- 0.6%
    Citizens Utilities Co.
      8.45%, 09/01/01................         335        342,956
    Energy Corp. of America Cl-A
      9.50%, 05/15/07................         250        182,500
    Entergy Louisiana, Inc.
      6.50%, 03/01/08................       1,000        911,249
    National Rural Utilities Corp.
      5.70%, 01/15/10................       1,000        872,500

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
    Pacific Gas & Electric Co.
      6.75%, 12/01/00................  $      200   $    201,000
    Public Service Electric & Gas Co.
      7.00%, 09/01/24................         300        262,500
    Southern California Edison Corp.
      6.50%, 06/01/01................         100         99,625
                                                    ------------
                                                       2,872,330
                                                    ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $52,914,193).................                 49,992,618
                                                    ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.0%
    Federal Farm Credit Bank
      5.86%, 03/03/06................       2,416      2,284,401
                                                    ------------
    Federal National Mortgage Assoc.
      5.25%, 01/15/09................       2,000      1,763,610
      7.00%, 04/18/22................       1,000        995,854
                                                    ------------
                                                       2,759,464
                                                    ------------
    Government National Mortgage
      Assoc.
      6.00%, 10/15/23-05/15/26.......       2,374      2,163,991
      6.50%, 02/15/24-05/29/29.......      21,747     20,470,647
      7.00%, 09/15/23-04/15/28.......       6,028      5,830,010
      7.50%, 06/15/24................       5,359      5,302,078
      8.00%, 05/15/16-06/15/26.......         527        532,474
      8.50%, 06/15/16-10/15/26.......         903        929,017
      9.50%, 10/15/09-03/15/19.......          18         19,099
      10.00%, 11/15/09...............           5          5,919
      10.50%, 08/15/15...............           4          4,135
      11.50%, 06/15/10-09/15/15......          45         50,661
      12.00%, 09/15/13-01/15/14......           3          3,032
                                                    ------------
                                                      35,311,063
                                                    ------------
    Tennessee Valley Authority
      6.875%, 12/15/43...............          40         35,950
      7.25%, 07/15/43................          20         18,875
                                                    ------------
                                                          54,825
                                                    ------------
    (Cost $42,274,503)...............                 40,409,753
                                                    ------------
U.S. TREASURY OBLIGATIONS -- 16.4%
    U.S. Treasury Bonds
      11.625%, 11/15/02..............         100        113,606
      7.125%, 02/15/23...............         240        249,859
      7.625%, 02/15/25...............         300        332,687
      6.875%, 08/15/25...............         300        305,616
      6.00%, 02/15/26................         100         91,527
      6.75%, 08/15/26................      11,325     11,379,725
      6.625%, 02/15/27...............       3,250      3,223,406
      5.50%, 08/15/28................       7,000      5,975,094
                                                    ------------
                                                      21,671,520
                                                    ------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
    U.S. Treasury Notes
      6.875%, 03/31/00...............  $    3,473   $  3,485,459
      6.25%, 05/31/00................       2,100      2,069,677
      6.125%, 09/30/00-08/15/07......       2,150      2,101,911
      5.625%, 11/30/00-05/15/08......      28,375     27,211,380
      5.75%, 08/15/03................         665        651,603
      7.50%, 02/15/05................         250        260,819
      5.875%, 11/15/05...............      12,425     12,067,737
      6.50%, 10/15/06................       3,850      3,841,177
                                                    ------------
                                                      51,689,763
                                                    ------------
    (Cost $76,883,158)...............                 73,361,283
                                                    ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.2%
    Advanta Home Equity Loan Trust
      1993-1 Cl-A2
      5.95%, 05/25/09
    (Cost $1,142,162)................       1,150      1,096,503
                                                    ------------
COMMERCIAL PAPER -- 1.7%
    Corporate Asset Funding Co.
      6.00%, 02/02/00+...............       5,000      4,972,889
    Dexia Finance Co.
      6.00%, 01/28/00+...............       2,000      1,991,000
    Harvard (Pres & Fellows of)
      University
      5.00%, 01/03/00................         818        817,773
                                                    ------------
    (Cost $7,782,106)................                  7,781,662
                                                    ------------

                                       PRINCIPAL
                                       IN LOCAL
                                       CURRENCY
                                         (000)
                                       ---------
FOREIGN BONDS -- 0.0%
OIL & GAS
    BG Transco Holdings PLC -- (GBP)
      7.05%, 12/14/09...............            5          8,127
      4.18%, 12/14/22...............            5          8,056
      7.00%, 12/16/24...............            5          7,847
                                                    ------------
    (Cost $28,978)..................                      24,030
                                                    ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                      ----------  -----------
SHORT-TERM INVESTMENTS -- 2.9%
    Temporary Investment Cash Fund
      (Cost $13,199,384)............  13,199,384  $13,199,384
                                                  -----------
TOTAL INVESTMENTS -- 101.9%
  (Cost $358,841,482)...............              456,046,882
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.9)%..................               (8,504,517)
                                                  -----------
NET ASSETS -- 100.0%................              $447,542,365
                                                  ===========

--------------------------------------------------------------------------------
Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the year, these securities amounted to 1.6% of net assets.

++ Illiquid security. At the end of the year, these securities amounted to less than 0.1% of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.5% of net assets.

See Notes to Financial Statements.

AST PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 25.4%
    Federal Home Loan Mortgage Corp.
      6.56%, 02/01/24...............  $      715   $      729,751
      8.25%, 08/01/17...............         212          215,767
                                                   --------------
                                                          945,518
                                                   --------------
    Federal Home Loan Mortgage Corp.
      [IO]
      7.00%, 04/25/19++.............          70            4,002
                                                   --------------
    Federal National Mortgage Assoc.
      5.50%, 01/14/29...............      20,000       17,596,876
      5.754%, 10/01/27..............         653          639,229
      5.754%, 01/01/28-06/01/28
        [VR]........................       1,303        1,274,854
      6.00%, 07/01/12-12/01/28......      60,001       56,185,357
      6.50%, 05/18/23-01/19/30......      17,514       16,892,121
      6.54%, 11/01/27...............      18,133       17,974,256
      6.90%, 05/25/23...............         236          206,227
      7.00%, 05/25/08 [IO]++........         236           47,521
      7.036%, 01/01/24..............         103          105,123
      7.50%, 04/01/24...............       1,997        1,976,054
      9.40%, 07/25/03...............          89           91,591
                                                   --------------
                                                      112,989,209
                                                   --------------
 Government National Mortgage Assoc.
      6.125%, 10/20/23-12/20/26.....      20,571       20,865,681
      6.375%, 03/20/17-02/20/27.....      27,144       27,502,239
      6.50%, 09/15/23-01/25/30......      62,449       57,607,324
      6.625%, 08/20/23-09/20/24.....       8,707        8,802,521
      7.00%, 01/25/00...............       8,100        7,821,603
      7.50%, 12/20/23...............         252          248,688
                                                   --------------
                                                      122,848,056
                                                   --------------
    Student Loan Marketing Assoc.
      5.439%, 04/25/04 [FRN]........       3,748        3,739,948
      5.544%, 04/25/07..............      14,694       14,621,606
                                                   --------------
                                                       18,361,554
                                                   --------------
    (Cost $260,558,607).............                  255,148,339
                                                   --------------
U.S. TREASURY OBLIGATIONS -- 4.3%
    U.S. Treasury Bills
      4.68%, 02/10/00#..............         480          477,400
      4.71%, 02/17/00#..............       1,145        1,137,674
                                                   --------------
                                                        1,615,074
                                                   --------------
    U.S. Treasury Bonds
      8.00%, 11/15/21...............       4,600        5,223,041
                                                   --------------
    U.S. Treasury Inflationary Bonds
      3.625%, 07/15/02-01/15/08.....      26,100       26,615,460
      3.875%, 01/15/09-04/15/29.....       5,300        5,134,260
                                                   --------------
                                                       31,749,720
                                                   --------------
    U.S. Treasury Notes
      5.50%, 02/29/00#..............       4,790        4,792,259
                                                   --------------
    (Cost $43,475,858)..............                   43,380,094
                                                   --------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
COLLATERALIZED MORTGAGE OBLIGATIONS -- 31.9%
    Chase Series 1999-S8 Cl-A1
      6.35%, 06/25/29...............  $    7,000   $    6,894,017
    Citicorp Mortgage Securities,
      Inc. [VR]
      6.615%, 10/25/22..............         266          267,149
    CMC Securities Corp. III Series
      1998-1 Cl-A19
      6.75%, 05/25/28...............      36,592       33,800,879
    Conseco Finance Home Improvement
      Series 1999-G Cl-M1
      8.88%, 06/15/24...............       9,250        9,085,234
    Contimortgage Home Equity Loan
      Trust Cl-A2
      5.448%, 10/15/12..............       5,124        5,106,109
    Countrywide Home Loans [VR]
      6.831%, 03/25/24..............         149          148,591
      8.018%, 11/25/24..............          61           61,328
    Countrywide Home Loans Series
      1999-7 Cl-A3
      6.25%, 06/25/14...............       9,799        9,040,094
    Credit Suisse First Boston, Inc.
      Series 1998-1 Cl-A5
      6.75%, 07/25/28...............       3,500        3,220,893
    DLJ Mortgage Acceptance Corp.
      Series 1999-1 Cl-1A3
      6.625%, 01/25/29..............      18,800       17,074,442
    First Plus Home Loan Trust
      Series 1998-5 Cl-A3 [VR]
      6.06%, 09/10/11...............      10,000        9,969,150
    Freddie Mac Series 2145 CL-MZ
      6.50%, 04/15/29...............      10,494        8,313,090
    Green Tree Financial Corp. 1999
      Cl-A5
      7.86%, 04/01/31...............      10,400       10,278,072
    Green Tree Recreational
      Equipment Series 1999-A Cl-A4
      6.43%, 04/17/06...............       2,000        1,987,520
    Mellon Bank Home Equity
      Installment Loan Series 1999-1
      Cl-A1
      5.90%, 06/25/01...............      18,993       18,840,579
    Merrill Lynch Mortgage
      Investors, Inc. 1998-C3 C1-A1
      5.65%, 12/15/30...............       8,071        7,612,962
    PNC Mortgage Securities Corp.
      Series 1997-3 Cl-2A4
      7.50%, 05/25/27...............      14,559       14,114,290
    PNC Mortgage Securities Corp.
      Series 1998-1 Cl-5A4
      6.988%, 02/25/28..............      18,835       17,675,418
    PNC Mortgage Securities Corp.
      Series 1999-5 Cl-1A9
      6.30%, 06/25/29...............      66,610       63,383,411
    Prudential-Bache Trust
      8.40%, 03/20/21...............       1,589        1,620,578

AST PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
    Residential Funding Mortgage
      Securities 1999-S16 Cl-A4
      6.75%, 07/30/29...............  $   10,000   $    9,147,850
    Residential Funding Mortgage
       Securities Series 1998-S30
       Cl-A6
       6.50%, 12/25/28..............      32,539       29,348,331
    Rothschild, (L.F.) Mortgage
      Trust
       9.95%, 08/01/17..............         981        1,037,815
    Salomon Brothers Mortgage
       1999-3-A
       5.97%, 05/25/29..............      15,907       15,878,260
    Structured Asset Mortgage
       Investments, Inc.
       6.30%, 04/25/29..............      28,519       27,359,275
                                                   --------------
    (Cost $337,208,591).............                  321,265,337
                                                   --------------
CORPORATE OBLIGATIONS -- 44.1%
AIRLINES -- 2.5%
    American Airlines, Inc.
       10.19%, 05/26/15.............         250          284,718
    Continental Airlines, Inc.
       6.954%, 02/02/11.............      14,994       14,335,657
    United Air Lines, Inc.
       10.36%, 11/13/12.............       6,925        7,709,949
       10.36%, 11/27/12.............         500          567,625
       10.02%, 03/22/14.............       2,000        2,142,080
                                                   --------------
                                                       25,040,029
                                                   --------------
CONGLOMERATES -- 1.2%
    Phillip Morris Companies, Inc.
      [VR]
       6.15%, 03/15/00..............      11,600       11,571,000
                                                   --------------
ENTERTAINMENT & LEISURE -- 0.1%
    Time Warner, Inc.
       7.975%, 08/15/04.............         262          267,240
       8.11%, 08/15/06..............         525          538,125
       8.18%, 08/15/07..............         525          541,406
                                                   --------------
                                                        1,346,771
                                                   --------------
FINANCIAL-BANK & TRUST -- 8.0%
    Citicorp [FRN]
       5.443%, 02/29/00.............       6,000        6,020,340
    Household Bank [FRN]
       5.188%, 10/22/03.............      11,750       11,678,913
    Korea Development Bank 144A
       7.154%, 10/06/00.............      13,000       12,902,500
    LG&E Capital Corp. 144A
       6.205%, 05/01/04.............       5,000        4,800,000
    PNC Bank Corp. NA [FRN]
       5.35%, 01/03/00..............      20,000       19,987,959
    Popular North America, Inc. Cl-D
       6.625%, 01/15/04.............      11,500       11,073,431
    Westdeutsche Landesbank
       6.05%, 01/15/09..............      15,000       13,500,000
                                                   --------------
                                                       79,963,143
                                                   --------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
FINANCIAL SERVICES -- 18.9%
    Avco Financial Services, Inc.
       5.75%, 01/23/01..............  $    7,850   $    7,761,688
    Chrysler Financial Corp. [FRN]
       5.489%, 06/11/01.............       5,000        4,997,990
       5.579%, 01/30/02.............      10,000        9,979,850
    Cincinnati Financial Corp.
       6.90%, 05/15/28..............      24,070       21,031,163
    Ford Motor Credit Co.
       6.391%, 04/28/05 [FRN].......      19,970       19,836,301
    General Motors Acceptance Corp.
       5.55%, 09/15/03..............       3,000        2,838,750
       5.62%, 04/05/04[FRN].........      10,000        9,964,000
       6.85%, 06/17/04..............       2,000        1,972,500
    Goldman Sachs Group [FRN] 144A
       6.312%, 02/25/02.............      20,000       19,995,400
    Household Finance Corp. [FRN]
       5.607%, 06/17/05.............      30,500       30,327,156
    Lehman Brothers Holdings, Inc.
      Cl-E [FRN]
       6.979%, 04/02/02.............      10,400       10,436,587
    Merrill Lynch & Co., Inc.
       5.08%, 01/23/01..............       2,650        2,654,161
       6.375%, 10/15/08 [FRN].......      10,000        9,212,500
    New England Educational Loan
      Marketing Assoc. Cl-B [FRN]
      144A
       5.681%, 06/11/01.............      10,000        9,996,560
    St. George Holdings [FRN] 144A
       5.25%, 07/01/01..............      30,000       29,953,125
                                                   --------------
                                                      190,957,731
                                                   --------------
HEALTHCARE SERVICES -- 0.2%
    Tenet Healthcare Corp.
       8.00%, 01/15/05..............       2,000        1,930,000
                                                   --------------
INSURANCE -- 1.5%
    Gold Eagle Capital 144A
       11.453%, 04/16/01............      10,000        9,996,875
    Residential Reinsurance [VR]
      144A
       9.77%, 03/01/00..............       5,000        4,968,750
                                                   --------------
                                                       14,965,625
                                                   --------------
OIL & GAS -- 1.9%
    Conoco, Inc.
       5.90%, 04/15/04..............      20,000       19,100,000
                                                   --------------
RAILROADS -- 0.5%
    Union Pacific Co.
       7.875%, 02/15/02.............       5,000        5,050,000
                                                   --------------
REAL ESTATE -- 0.5%
    Spieker Properties, Inc. L.P.
       6.95%, 12/15/02..............       5,000        4,893,750
                                                   --------------
TELECOMMUNICATIONS -- 5.8%
    AT&T Capital Corp. Cl-F
       6.25%, 05/15/01..............      13,100       12,985,375
    Sprint Corp.
       9.50%, 04/01/03..............      22,500       23,995,260

AST PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
    TCI Communications, Inc. [FRN]
       5.985%, 03/11/00.............  $   10,000   $   10,096,000
    US West Communications
       7.20%, 11/10/26..............      13,250       11,528,746
                                                   --------------
                                                       58,605,381
                                                   --------------
UTILITIES -- 3.0%
    CMS Energy Corp.
       8.125%, 05/15/02.............       5,000        4,950,000
    Connecticut Light & Power Co.
      144A
       8.59%, 06/05/03..............       5,000        4,856,600
    Connecticut Light & Power Co.
      Cl-C
       7.75%, 06/01/02..............       4,000        4,005,000
    Louisiana Power & Light Corp.
       7.74%, 07/01/02..............       1,890        1,890,000
    Petroleos Mexicanos Co. [FRN]
      144A
       8.799%, 07/15/05.............      10,000        9,812,500
    Western Resources, Inc.
       6.875%, 08/01/04.............       5,400        5,145,892
                                                   --------------
                                                       30,659,992
                                                   --------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $451,316,794)...............                  444,083,422
                                                   --------------
SOVEREIGN ISSUES -- 1.5%
ARGENTINA -- 1.0%
    Province of Buenos Aires 144A
       12.50%, 03/15/02.............      10,000       10,100,000
                                                   --------------
PHILIPPINES -- 0.5%
    Bangko Sentral Pilipinas
       8.60%, 06/15/27..............       6,000        5,071,974
                                                   --------------
TOTAL SOVEREIGN ISSUES
  (Cost $15,058,474)................                   15,171,974
                                                   --------------
                                      PRINCIPAL
                                       IN LOCAL
                                       CURRENCY
                                        (000)
                                      ----------
FOREIGN BONDS -- 3.6%
NEW ZEALAND -- 0.7%
    Inter-American Development Bank
       5.75%, 04/15/04..............       5,700        2,776,468
    New Zealand Government
       10.00%, 03/15/02.............       3,900        2,176,108
       5.50%, 04/15/03..............       3,900        1,955,257
                                                   --------------
                                                        6,907,833
                                                   --------------
UNITED KINGDOM -- 2.9%
    United Mexican States [FRN]
      6.25%, 06/27/02...............  $   10,000   $    9,824,530
      6.768%, 06/27/02 144A.........      20,000       19,850,000
                                                   --------------
                                                       29,674,530
                                                   --------------
TOTAL FOREIGN BONDS
  (Cost $36,887,501)................                   36,582,363
                                                   --------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
BANK LOAN OBLIGATIONS -- 0.1%
    Allied Waste Industries, Inc.
       8.467%, 07/30/01++
    (Cost $994,306).................         995          991,228
                                                   --------------
                                        SHARES
                                        ------
SHORT-TERM INVESTMENTS -- 2.9%
    Temporary Investment Cash
      Fund..........................  14,481,737       14,481,737
    Temporary Investment Fund.......  14,481,737       14,481,737
                                                   --------------
    (Cost $28,963,474)..............                   28,963,474
                                                   --------------
TOTAL INVESTMENTS -- 113.8% (Cost
  $1,174,463,605)...................                1,145,586,231
                                                   --------------
                                         PAR
                                        (000)
                                      ----------
REVERSE REPURCHASE
  AGREEMENTS -- (3.7)%
    Credit Suisse
       5.84%, due 01/26/00, dated
       11/24/99.....................  $    1,168       (1,175,200)
    Goldman Sachs
       5.80%, due 01/26/00, dated
       10/25/99.....................      24,085      (24,348,864)
    Morgan Stanley
       5.95%, due 01/26/00, dated
       11/18/99.....................       4,958       (4,994,056)
    Morgan Stanley
       5.97%, due 01/26/00, dated
       12/17/99.....................       7,122       (7,139,716)
                                                   --------------
    (Cost $(37,333,000))............                  (37,657,836)
                                                   --------------


                                        NUMBER
                                          OF
                                      CONTRACTS
                                      ---------
WRITTEN OPTIONS -- (0.1)%
CALL OPTIONS
    10 Year March U.S. Treasury Bond
      Futures, Strike Price $98,
      Expires 02/18/00..............       6,560          (41,000)
PUT OPTIONS
    10 Year March U.S. Treasury Bond
      Futures, Strike Price $88,
      Expires 02/18/00..............       2,330         (105,579)
    10 Year March U.S. Treasury Bond
      Futures, Strike Price $90,
      Expires 02/18/00..............       4,230         (429,609)
    December 00 Euro Dollar Futures,
       Strike Price 93.50, Expires
       12/18/00.....................       3,850         (567,875)
                                                   --------------
                                                       (1,103,063)
                                                   --------------
TOTAL WRITTEN OPTIONS
  (Cost $(862,050)).................                   (1,144,063)
                                                   --------------
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (10.0)%.................                 (101,021,310)
                                                   --------------
NET ASSETS -- 100.0%................               $1,005,763,022
                                                   ==============

AST PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

Foreign currency exchange contracts outstanding at December 31, 1999:

                                          IN
SETTLEMENT               CONTRACTS     EXCHANGE    CONTRACTS      UNREALIZED
  MONTH      TYPE        TO DELIVER      FOR        AT VALUE     APPRECIATION
------------------------------------------------------------------------------
01/00        Sell   NZD  5,648,000    $2,960,258   $2,947,500      $12,758
                                      ==========   ==========      =======

# Securities with an aggregate market value of $6,407,333 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1999:

                                               NUMBER
                           EXPIRATION            OF         UNREALIZED
DESCRIPTION                  MONTH            CONTRACTS    DEPRECIATION
------------------------------------------------------------------------
U.S. Treasury 10 Year
  Note...................    03/00              1,727       $3,452,922
Euro Dollar..............    09/00      EUR       436          536,313
Euro Dollar..............    12/00      EUR       361          423,463
Euro Dollar..............    03/01      EUR       200           30,000
                                                            ----------
                                                            $4,442,698
                                                            ==========

Interest rate swap agreements outstanding at December 31, 1999:

                                              NOTIONAL
                           EXPIRATION          AMOUNT      UNREALIZED
DESCRIPTION                  MONTH             (000)      DEPRECIATION
-----------------------------------------------------------------------
Receive variable rate
  payments on the six
  month LIBOR-BBA floating
  rate and pay fixed rate
  payments on the then-
  current Japanese
  10 Year Government
  Bonds with a spread of:
  2.295..................    04/08      JPY    580,000      $208,067
  2.305..................    04/08      JPY    377,000       138,306
                                                            --------
                                                            $346,373
                                                            ========

Credit default swap agreements outstanding at December 31, 1999:

                                             NOTIONAL
                                EXPIRATION    AMOUNT      UNREALIZED
DESCRIPTION                       MONTH       (000)      DEPRECIATION
----------------------------------------------------------------------
Credit default swap on Republic of
  Argentina Bonds
  5.70%.......................    03/01       $1,000       $30,373
  6.15%.......................    03/01          500        18,899
                                                           -------
                                                           $49,272
                                                           =======

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

+ Reverse repurchase agreements are collateralized by $39,868,163 Government
  National Mortgage Assoc., 6.125%-6.625%, maturing 06/20/22-12/20/26.

++ Illiquid security. At the end of the year, these securities amounted to less than 0.1% of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 11.9% of net assets.

See Notes to Financial Statements.

AST INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES          VALUE
                                      ------          -----
COMMON STOCK -- 74.3%
AEROSPACE -- 3.4%
    General Motors Corp. Cl-H*....      183,100   $   17,577,599
    Honeywell International,
      Inc. .......................      211,700       12,212,444
    Northrop Grumman Corp. .......      105,000        5,676,563
                                                  --------------
                                                      35,466,606
                                                  --------------
AUTOMOBILE MANUFACTURERS -- 1.0%
    Ford Motor Co. ...............      200,000       10,687,500
                                                  --------------
BEVERAGES -- 3.2%
    Anheuser-Busch Companies,
      Inc. .......................      185,500       13,147,313
    Coca-Cola Co. ................      163,000        9,494,750
    Coors, (Adolph) Co. Cl-B......      200,000       10,500,000
                                                  --------------
                                                      33,142,063
                                                  --------------
BROADCASTING -- 1.6%
    AT&T Corp. Liberty Media Group
      Cl-A*.......................      295,200       16,752,600
                                                  --------------
CHEMICALS -- 0.3%
    Lyondell Chemical Co. ........      252,000        3,213,000
                                                  --------------
COMPUTER SERVICES & SOFTWARE -- 3.3%
    America Online, Inc.*.........       82,600        6,231,138
    Computer Associates
      International, Inc. ........      113,800        7,958,888
    Microsoft Corp.*..............      142,000       16,578,499
    SAP AG [ADR]*.................       70,000        3,644,375
                                                  --------------
                                                      34,412,900
                                                  --------------
CONGLOMERATES -- 1.5%
    Philip Morris Companies,
      Inc. .......................      225,000        5,217,188
    Textron, Inc. ................      138,000       10,582,875
                                                  --------------
                                                      15,800,063
                                                  --------------
CONSUMER PRODUCTS & SERVICES -- 2.4%
    Colgate-Palmolive Co. ........      186,100       12,096,500
    Procter & Gamble Co. .........      115,000       12,599,688
                                                  --------------
                                                      24,696,188
                                                  --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.8%
    General Electric Co. .........      160,000       24,760,000
    Tandy Corp. ..................      300,000       14,756,250
    Texas Instruments, Inc. ......      113,000       10,946,875
                                                  --------------
                                                      50,463,125
                                                  --------------
ENERGY SERVICES -- 0.4%
    Scottish Power PLC [ADR]......      145,000        4,060,000
                                                  --------------
ENTERTAINMENT & LEISURE -- 0.7%
    Park Place Entertainment
      Corp.*......................      600,000        7,500,000
                                                  --------------
FINANCIAL-BANK & TRUST -- 6.6%
    Bank of New York Co., Inc. ...      500,000       19,999,999
    Charter One Financial,
      Inc. .......................      367,500        7,028,438
    Chase Manhattan Corp. ........      170,000       13,206,875
    Morgan, (J.P.) & Co., Inc. ...      100,000       12,662,500
    Summit Bancorp................      200,000        6,125,000
    Wells Fargo & Co. ............      260,000       10,513,750
                                                  --------------
                                                      69,536,562
                                                  --------------

                                      SHARES          VALUE
                                      ------          -----
FINANCIAL SERVICES -- 2.5%
    Citigroup, Inc. ..............      250,000   $   13,890,625
    Morgan Stanley, Dean Witter &
      Co. ........................       85,000       12,133,750
                                                  --------------
                                                      26,024,375
                                                  --------------
FOOD -- 3.4%
    General Mills, Inc. ..........      280,000       10,010,000
    Heinz, (H.J.) Co. ............      200,000        7,962,500
    Kellogg Co. ..................      200,000        6,162,500
    Quaker Oats Co. ..............      180,000       11,812,500
                                                  --------------
                                                      35,947,500
                                                  --------------
HOTELS & MOTELS -- 0.6%
    Hilton Hotels Corp. ..........      290,000        2,791,250
    Marriott International, Inc.
      Cl-A........................      117,700        3,714,906
                                                  --------------
                                                       6,506,156
                                                  --------------
INSURANCE -- 3.3%
    Allmerica Financial Corp. ....      325,363       18,098,317
    Ohio Casualty Corp. ..........      300,000        4,818,750
    Travelers Property Casualty
      Corp. Cl-A..................      330,000       11,302,500
                                                  --------------
                                                      34,219,567
                                                  --------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.1%
    Medtronic, Inc. ..............      313,000       11,404,938
                                                  --------------
METALS & MINING -- 0.2%
    Newmont Mining Corp. .........      100,994        2,474,353
                                                  --------------
OIL & GAS -- 6.2%
    Apache Corp. .................      256,600        9,478,163
    Atlantic Richfield Co. .......      117,500       10,163,750
    Exxon Mobil Corp. ............      158,800       12,793,324
    Royal Dutch Petroleum Co. ....      160,000        9,670,000
    Schlumberger Ltd. ............      220,000       12,374,999
    Transocean Sedco Forex,
      Inc.*.......................       42,592        1,420,177
    Unocal Corp. .................      257,000        8,625,563
                                                  --------------
                                                      64,525,976
                                                  --------------
PAPER & FOREST PRODUCTS -- 1.9%
    Champion International
      Corp. ......................      147,700        9,148,169
    Weyerhaeuser Co. .............      142,900       10,262,006
                                                  --------------
                                                      19,410,175
                                                  --------------
PHARMACEUTICALS -- 6.5%
    American Home Products
      Corp. ......................      220,000        8,676,250
    Bristol-Meyers Squibb Co. ....      180,000       11,553,750
    Merck & Co., Inc. ............      182,000       12,205,374
    Pfizer, Inc. .................      125,000        4,054,688
    Pharmacia & Upjohn, Inc. .....      109,800        4,941,000
    SmithKline Beecham PLC
      [ADR].......................      135,800        8,750,613
    Warner-Lambert Co. ...........      225,000       18,435,937
                                                  --------------
                                                      68,617,612
                                                  --------------

AST INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES          VALUE
                                      ------          -----
RAILROADS -- 3.1%
    Kansas City Southern
      Industries, Inc. ...........      363,000   $   27,088,875
    Norfolk Southern Corp. .......      260,000        5,330,000
                                                  --------------
                                                      32,418,875
                                                  --------------
RESTAURANTS -- 1.1%
    McDonald's Corp. .............      291,000       11,730,938
                                                  --------------
RETAIL & MERCHANDISING -- 4.4%
    Circuit City Stores, Inc. ....      200,000        9,012,500
    Dayton-Hudson Corp.*..........      250,000       18,359,375
    Penney, (J.C.) Co., Inc. .....      220,000        4,386,250
    Wal-Mart Stores, Inc. ........      206,000       14,239,750
                                                  --------------
                                                      45,997,875
                                                  --------------
SEMICONDUCTORS -- 2.3%
    Intel Corp. ..................      200,000       16,462,500
    Maxim Integrated Products,
      Inc.*.......................      168,000        7,927,500
                                                  --------------
                                                      24,390,000
                                                  --------------
TELECOMMUNICATIONS -- 6.7%
    AT&T Corp. ...................      150,000        7,612,500
    Bell Atlantic Corp. ..........      200,000       12,312,500
    Bellsouth Corp. ..............      120,000        5,617,500
    Cable & Wireless
      Communications..............      100,000        5,293,750
    Nextel Communications, Inc.
      Cl-A*.......................      100,000       10,312,500
    SBC Communications, Inc. .....      308,500       15,039,374
    U.S. West, Inc. ..............      200,000       14,400,000
                                                  --------------
                                                      70,588,124
                                                  --------------
TRANSPORTATION -- 0.6%
    Galileo International,
      Inc. .......................      205,000        6,137,188
                                                  --------------
UTILITIES -- 1.2%
    Alliant Energy Corp. .........       88,400        2,431,000
    Duke Energy Corp. ............      100,000        5,012,500
    PG&E Corp. ...................      230,000        4,715,000
                                                  --------------
                                                      12,158,500
                                                  --------------
TOTAL COMMON STOCK
  (Cost $615,720,760).............                   778,282,759
                                                  --------------
PREFERRED STOCK -- 0.1%
METALS & MINING -- 0.1%
    Kinam Gold, Inc.
      $3.75 Cl-B..................       20,000          527,500
                                                  --------------
TELECOMMUNICATIONS -- 0.0%
    Global Crossing Holdings Ltd.
      10.50% [PIK]................       10,000        1,007,500
                                                  --------------
TOTAL PREFERRED STOCK
  (Cost $2,001,575)...............                     1,535,000
                                                  --------------
                                        PAR
                                       (000)          VALUE
                                       -----           ----
CORPORATE OBLIGATIONS -- 19.8%
AIRLINES -- 0.4%
    Delta Air Lines, Inc. 10.375%,
      12/15/22....................  $     3,500   $    4,042,500
                                                  --------------
BUILDING MATERIALS -- 0.3%
    USG Corp.
      8.50%, 08/01/05.............        3,500        3,577,483
                                                  --------------
BUSINESS SERVICES -- 0.5%
    Intermedia Communications,
      Inc. [STEP]
      12.25%, 03/01/09............        2,600        1,573,000
    NEXTLINK Communications, Inc.
      12.50%, 04/15/06............        1,000        1,072,500
      9.625%, 10/01/07............        2,500        2,462,500
                                                  --------------
                                                       5,108,000
                                                  --------------
CABLE TELEVISION -- 1.0%
    Comcast U.K. Cable Corp.
      [STEP]
      10.243%, 11/15/07...........        4,000        3,805,000
    Diamond Cable Communications
      Co. [STEP]
      13.25%, 09/30/04............        1,000        1,061,250
    Diamond Cable Communications
      PLC [STEP]
      15.643%, 12/15/05...........        1,500        1,425,000
    International CableTel, Inc.
      Cl-B [STEP]
      9.683%, 02/01/06............        1,500        1,357,500
    Telewest Communications PLC
      [STEP]
      10.361%, 10/01/07...........        3,500        3,272,500
                                                  --------------
                                                      10,921,250
                                                  --------------
CHEMICALS -- 0.3%
    Equistar Chemicals L.P.
      7.55%, 02/15/26.............        2,225        1,757,750
    Huntsman ICI Chemicals 144A
      10.125%, 07/01/09...........        1,000        1,035,000
                                                  --------------
                                                       2,792,750
                                                  --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.2%
    Jersey Central Power & Light
      Co.
      7.50%, 05/01/23.............        2,500        2,312,500
                                                  --------------
ENTERTAINMENT & LEISURE -- 0.2%
    Aztar Corp. 144A
      8.875%, 05/15/07............        1,000          970,000
    GCI, Inc.
      9.75%, 08/01/07.............        1,000          953,750
                                                  --------------
                                                       1,923,750
                                                  --------------
ENVIRONMENTAL SERVICES -- 0.2%
    Allied Waste North America Co.
      144A 10.00%, 08/01/09.......        2,500        2,237,500
                                                  --------------

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AST INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        PAR
                                       (000)          VALUE
                                    -----------   --------------
FINANCIAL SERVICES -- 0.2%
    Associates Corp. of North
      America Cl-E 7.375%,
      06/11/07....................  $     2,400   $    2,387,926
                                                  --------------
HEALTHCARE SERVICES -- 0.1%
    FHP International Corp. 7.00%,
      09/15/03....................        1,000          982,500
                                                  --------------
HOTELS & MOTELS -- 0.2%
    Hilton Hotels Corp. 7.20%,
      12/15/09....................        2,000        1,742,500
                                                  --------------
INDUSTRIAL PRODUCTS -- 0.6%
    Heritage Media Corp. 8.75%,
      02/15/06....................        1,500        1,531,875
    Inland Steel Co. Cl-R 7.90%,
      01/15/07....................        2,000        2,012,500
    National Steel Corp. 8.375%,
      08/01/06....................        1,500        1,432,500
    Worldwide Fiber, Inc. 12.50%,
      12/15/05....................        1,500        1,571,250
                                                  --------------
                                                       6,548,125
                                                  --------------
INSURANCE -- 0.4%
    The Equitable Companies, Inc.
      9.00%, 12/15/04.............        4,035        4,287,188
                                                  --------------
MACHINERY & EQUIPMENT -- 0.3%
    Nationsrent, Inc. 10.375%,
      12/15/08....................        1,950        1,925,625
    United Rentals, Inc. 9.25%,
      01/15/09....................          750          723,750
                                                  --------------
                                                       2,649,375
                                                  --------------
OIL & GAS -- 1.7%
    Atlantic Richfield Co.
      10.875%, 07/15/05...........        3,000        3,498,750
    Canadian Forest Oil Ltd.
      8.75%, 09/15/07.............        1,500        1,436,250
    Cliffs Drilling Co. Cl-B
      10.25%, 05/15/03............        1,900        1,947,500
    CMS Panhandle Holding Co.
      6.50%, 07/15/09.............        2,000        1,812,500
    Gulf Canada Resources Ltd.
      8.35%, 08/01/06.............        1,000          971,250
      8.25%, 03/15/17.............        1,000          912,500
    Exxon Mobil Corp. 8.625%,
      08/15/21....................        1,500        1,672,500
    Noram Energy Corp. [CVT]
      6.00%, 03/15/12.............        1,429        1,264,665
    Ocean Energy, Inc. Cl-B
      8.875%, 07/15/07............        2,000        2,015,000
    Sun Co., Inc. 9.375%,
      06/01/16....................        1,000        1,052,500
    Veritas Holdings 9.625%,
      12/15/03....................          800          799,000
                                                  --------------
                                                      17,382,415
                                                  --------------

                                        PAR
                                       (000)          VALUE
                                    -----------   --------------
PAPER & FOREST PRODUCTS -- 0.9%
    Bowater, Inc. 9.00%,
      08/01/09....................  $     2,000   $    2,115,000
    Chesapeake Corp. 7.20%,
      03/15/05....................        5,000        4,587,500
    Quno Corp. 9.125%, 05/15/05...        2,150        2,263,709
                                                  --------------
                                                       8,966,209
                                                  --------------
PHARMACEUTICALS -- 0.1%
    Pharmerica, Inc. 8.375%,
      04/01/08....................        2,000        1,500,000
                                                  --------------
PRINTING & PUBLISHING -- 0.3%
    World Color Press, Inc. 7.75%,
      02/15/09....................        3,000        2,872,500
                                                  --------------
TELECOMMUNICATIONS -- 4.8%
    AT&T Corp. 6.00%, 03/15/09....        2,000        1,820,000
    Call-Net Enterprises, Inc.
      [STEP] 10.80%, 05/15/09.....        3,000        1,470,000
    Centel Capital Corp. 9.00%,
      10/15/19....................        2,500        2,709,375
    CF Cable TV, Inc. 11.625%,
      02/15/05....................        2,000        2,190,000
    GTE Corp. 7.90%, 02/01/27.....        4,000        3,860,000
    IXC Communications, Inc.
      9.00%, 04/15/08.............        2,000        2,025,000
    Level 3 Communications, Inc.
      [STEP] 11.273%, 12/01/08....        4,250        2,571,250
    Lin Television Co. 8.375%,
      03/01/08....................        2,000        1,885,000
    McLeodUSA, Inc. 9.50%,
      11/01/08....................        1,000        1,015,000
    MetroNet Communications Corp.
      [STEP] 10.75%, 11/01/07.....        1,750        1,445,938
      8.265%, 06/15/08............        7,700        6,063,749
    Paramount Communication 8.25%,
      08/01/22....................        4,250        4,064,063
    PSINet, Inc. Cl-B 10.00%,
      02/15/05....................        2,100        2,089,500
    Qwest Communications
      International, Inc. Cl-B
      [STEP] 7.262%, 02/01/08.....        4,000        3,060,000
    RCN Corp. 10.125%, 01/15/10...        1,500        1,500,000
    Renaissance Media Group [STEP]
      9.587%, 04/15/08............        2,200        1,562,000
    Rogers Cantel, Inc. 9.75%,
      06/01/16....................        1,500        1,695,000
    TCI Telecommunications, Inc.
      7.875%, 02/15/26............        2,500        2,512,500

AST INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        PAR
                                       (000)          VALUE
                                    -----------   --------------
    TeleCommunications, Inc.
      9.80%, 02/01/12.............  $     2,000   $    2,342,500
    US West Communications 5.65%,
      11/01/04....................        5,000        4,683,485
                                                  --------------
                                                      50,564,360
                                                  --------------
UTILITIES -- 7.1%
    Arizona Public Service Co.
      8.00%, 02/01/25.............        3,000        2,850,000
    Citizens Utilities Co. 7.00%,
      11/01/25....................        2,500        2,209,375
    Cleveland Electric
      Illuminating Co. 9.00%,
      07/01/23....................        1,000          992,500
    Cleveland Electric
      Illuminating Co. Cl-B 9.50%,
      05/15/05....................        3,000        3,116,250
    Cleveland Electric
      Illuminating Co. Cl-D 7.88%,
      11/01/17....................        2,500        2,384,375
    Commonwealth Edison Co. 7.00%,
      07/01/05....................        2,500        2,440,625
      8.25%, 10/01/06.............        2,000        2,042,500
      8.625%, 02/01/22............        1,700        1,706,375
    Connecticut Light & Power Co.
      Cl-C 8.50%, 06/01/24........        5,000        4,892,629
    Consumers Energy Co. 7.375%,
      09/15/23....................        2,500        2,231,250
    Duquesne Light Co. 8.375%,
      05/15/24....................        1,000          983,750
    El Paso Electric Co. 8.90%,
      02/01/06....................        4,250        4,404,063
    El Paso Electric Co. Cl-C
      8.25%, 02/01/03.............        1,500        1,516,875
    Gulf Power Co. 6.875%,
      01/01/26....................        3,000        2,595,000
    Gulf States Utilities 8.70%,
      04/01/24....................        1,000          967,500
    Jersey Central Power & Light
      Co. 7.98%, 02/16/23.........        1,500        1,438,125
    Kentucky Utility Energy Corp.
      7.55%, 06/01/25.............        1,500        1,391,250
    Metropolitan Edison Co. Cl-B
      8.15%, 01/30/23.............        2,975        2,874,686
    New York State Electric & Gas
      Corp. 8.30%, 12/15/22.......        1,400        1,368,500
      8.30%, 12/15/22.............          475          466,094
    Niagara Mohawk Power Corp.
      8.75%, 04/01/22.............          118          117,558
      8.50%, 07/01/23.............        1,627        1,598,528
    Niagara Mohawk Power Corp.
      Cl-G 7.75%, 10/01/08........        1,500        1,501,875

                                        PAR
                                       (000)          VALUE
                                    -----------   --------------
    Niagara Mohawk Power Corp.
      Cl-H [STEP] 144A 7.562%,
      07/01/10....................  $     3,250   $    2,486,250
    Potomic Edison Co. 8.00%,
      06/01/24....................        2,000        1,922,500
      7.75%, 05/01/25.............        3,400        3,191,750
    Public Service Co. of New
      Mexico Cl-A 7.10%,
      08/01/05....................        3,500        3,360,000
    Public Service Electric & Gas
      Co. 6.375%, 05/01/08........        1,000          917,500
    Public Service of Colorado
      9.875%, 07/01/20............        2,500        2,631,250
    Southwestern Public Service
      Co. 8.20%, 12/01/22.........        3,000        2,928,750
    Union Electric Co. 8.25%,
      10/15/22....................        4,750        4,660,937
    Western Massachusetts Electric
      Co. Cl-V 7.75%, 12/01/02....        2,000        1,987,894
    Wisconsin Electric & Power
      8.375%, 12/02/26............        4,500        4,404,374
                                                  --------------
                                                      74,580,888
                                                  --------------
TOTAL CORPORATE OBLIGATIONS (Cost
  $221,054,283)...................                   207,379,719
                                                  --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.8%
    Federal Home Loan Mortgage
      Corp. 6.50%, 09/01/11-
      01/01/12
    (Cost $8,958,136).............        9,136        8,870,832
                                                  --------------
U.S. TREASURY OBLIGATIONS -- 0.8%
    U.S. Treasury Notes 5.625%,
      05/15/08....................        6,250        5,881,600
      6.00%, 08/15/09.............        2,750        2,665,923
                                                  --------------
    (Cost $9,214,352).............                     8,547,523
                                                  --------------


AST INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES          VALUE
                                      ------          -----
SHORT-TERM INVESTMENTS -- 3.6%
    Temporary Investment Cash
      Fund........................   18,820,366   $   18,820,366
    Temporary Investment Fund.....   18,820,365       18,820,365
                                                  --------------
    (Cost $37,640,731)............                    37,640,731
                                                  --------------
TOTAL INVESTMENTS -- 99.4%
  (Cost $894,589,837).............                 1,042,256,564
OTHER ASSETS LESS
  LIABILITIES -- 0.6%.............                     5,807,883
                                                  --------------
NET ASSETS -- 100.0%..............                $1,048,064,447
                                                  ==============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.3% of net assets.

See Notes to Financial Statements.

AST JANUS SMALL-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
COMMON STOCK -- 86.5%
ADVERTISING -- 4.8%
    DoubleClick, Inc.*..............     70,865   $   17,933,274
    Getty Images, Inc.*.............    114,165        5,579,814
    Interep National Radio Sales,
      Inc.*.........................    156,750        2,096,531
    Lamar Advertising Co.*..........    337,200       20,421,675
    TMP Worldwide, Inc.*............    161,130       22,880,461
                                                  --------------
                                                      68,911,755
                                                  --------------
BROADCASTING -- 8.6%
    Acme Communications, Inc.*......    158,970        5,285,753
    ACTV, Inc.*.....................    314,925       14,388,136
    Citadel Communications Corp.*...    340,085       22,063,014
    Cox Radio, Inc. Cl-A*...........    149,780       14,940,555
    Cumulus Media, Inc. Cl-A*.......    464,030       23,549,523
    Entercom Communications
      Corp.*........................    113,075        7,462,950
    NDS Group PLC*..................    186,100        5,676,050
    Radio One, Inc.*................    256,170       23,567,639
    Radio Unica Corp.*..............    265,530        7,667,179
                                                  --------------
                                                     124,600,799
                                                  --------------
BUSINESS SERVICES -- 12.8%
    Adelphia Business Solutions,
      Inc.*.........................    349,925       16,796,399
    AnswerThink Consulting Group,
      Inc.*.........................    116,520        3,990,810
    Appnet Systems, Inc.*...........    354,220       15,497,125
    Breakaway Solutions, Inc.*......     25,705        1,876,465
    Brightpoint, Inc.*..............    285,460        3,746,663
    CIBER, Inc.*....................    139,830        3,845,325
    Digital Impact, Inc.*...........    163,510        8,195,939
    El Sitio, Inc.*.................     51,520        1,893,360
    F5 Networks, Inc.*..............     37,320        4,254,480
    Informatica Corp.*..............    155,385       16,529,078
    Interwoven, Inc.*...............     80,880        9,837,030
    Jupiter Communications, Inc.*...     41,095        1,243,124
    Liberate Technologies, Inc.*....    188,200       48,367,399
    Management Network Group,
      Inc.*.........................     81,755        2,667,257
    MessageMedia, Inc.*.............    115,725        1,627,383
    Pegasus Systems, Inc.*..........    109,135        6,582,205
    Pfsweb, Inc.*...................    133,995        5,024,813
    Phone.com, Inc.*................     45,845        5,315,155
    Rare Medium Group, Inc.*........    280,215        9,562,337
    Retek, Inc.*....................     59,005        4,440,126
    Tanning Technology Corp.*.......    109,680        6,464,265
    Vitria Technology, Inc.*........     32,880        7,693,920
                                                  --------------
                                                     185,450,658
                                                  --------------
CABLE TELEVISION -- 0.5%
    Classic Communications, Inc.*...    177,870        6,503,372
                                                  --------------
CAPITAL GOODS -- 0.3%
    Mettler-Toledo International,
      Inc.*.........................    129,560        4,947,573
                                                  --------------
COMPUTER HARDWARE -- 0.8%
    Insight Enterprises, Inc.*......    240,047        9,751,910
    Paradyne Networks, Inc.*........     52,825        1,439,481
                                                  --------------
                                                      11,191,391
                                                  --------------

                                       SHARES         VALUE
                                       ------         -----
COMPUTER SERVICES & SOFTWARE -- 24.7%
    Active Software, Inc.*..........     36,865   $    3,391,580
    Audible, Inc.*..................     88,200        1,323,000
    Be Free, Inc.*..................     34,735        2,496,578
    Bluestone Software, Inc.*.......     41,195        4,737,425
    Brio Technology, Inc.*..........    201,360        8,457,120
    Broadbase Software, Inc.*.......    107,700       12,116,250
    BSQUARE Corp.*..................     84,640        3,549,590
    Concentric Network Corp.*.......    497,725       15,336,152
    Cysive, Inc.*...................     27,355        1,971,270
    E.piphany, Inc.*................     30,165        6,730,566
    Emulex Corp.*...................     87,840        9,882,000
    Esoft, Inc.*....................    119,315        3,475,049
    Exactis.com, Inc.*..............    199,685        4,854,842
    Exodus Communications, Inc.*....    426,670       37,893,628
    Globix Corp.*...................    537,030       32,221,799
    internet.com LLC*...............     77,200        4,033,700
    Intertrust Technologies
      Corp.*........................    121,545       14,296,731
    Jacada Ltd.*....................     96,350        2,685,756
    JNI Corp.*......................     19,380        1,279,080
    Kana Communications, Inc.*......     35,735        7,325,675
    Keynote Systems, Inc.*..........     34,055        2,511,556
    NaviSite, Inc.*.................    136,575       13,657,500
    Netcentives, Inc.*..............    137,445        8,564,542
    Netiq Corp.*....................    180,985        9,422,532
    Ondisplay, Inc.*................     16,240        1,475,810
    Preview Systems, Inc.*..........     93,300        6,052,838
    Quest Software, Inc.*...........     32,030        3,267,060
    Quintus Corp.*..................     24,265        1,113,157
    Radware Ltd.*...................     29,920        1,290,300
    Razorfish, Inc.*................    245,530       23,356,041
    Scient Corp.*...................    139,770       12,081,369
    Silverstream Software, Inc.*....     78,270        9,314,130
    Software.com, Inc.*.............    102,645        9,853,920
    SonicWALL, Inc.*................     22,420          902,405
    Verio, Inc.*....................    474,030       21,894,261
    VerticalNet, Inc.*..............    307,930       50,500,519
    Xpedior, Inc.*..................    117,230        3,370,363
                                                  --------------
                                                     356,686,094
                                                  --------------
CONSUMER PRODUCTS & SERVICES -- 0.6%
    Action Performance Companies,
      Inc.*.........................    126,715        1,457,223
    Critical Path, Inc.*............     66,990        6,322,181
    Egreetings Network, Inc.*.......     95,960          971,595
                                                  --------------
                                                       8,750,999
                                                  --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.0%
    Applied Micro Circuits Corp.*...    120,730       15,362,893
    Dionex Corp.*...................    287,965       11,860,558
    Galileo Technology Ltd.*........    253,680        6,120,030
    Pittway Corp. Cl-A..............    218,414        9,787,677
    Sawtek, Inc.*...................    219,020       14,578,519
                                                  --------------
                                                      57,709,677
                                                  --------------

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AST JANUS SMALL-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
ENTERTAINMENT & LEISURE -- 2.6%
    Ackerley Group, Inc. ...........     34,175   $      619,422
    Championship Auto Racing Teams,
      Inc.*.........................    209,810        4,825,630
    Launch Media, Inc.*.............     82,665        1,565,468
    Playboy Enterprises, Inc.
      Cl-B*.........................    243,115        5,910,733
    Premier Parks, Inc.*............    294,720        8,510,040
    SFX Entertainment, Inc. Cl-A*...    460,235       16,654,755
                                                  --------------
                                                      38,086,048
                                                  --------------
FINANCIAL-BANK & TRUST -- 0.1%
    Digital Insight Corp.*..........     26,110          949,751
                                                  --------------
FINANCIAL SERVICES -- 0.6%
    Investors Financial Service
      Corp. ........................    181,640        8,355,440
                                                  --------------
FOOD -- 0.5%
    Whole Foods Market, Inc.*.......    149,925        6,952,772
                                                  --------------
HEALTHCARE SERVICES -- 0.8%
    Accredo Health, Inc.*...........    149,925        4,610,194
    Apria Healthcare Group, Inc.*...    373,340        6,696,786
                                                  --------------
                                                      11,306,980
                                                  --------------
INSURANCE -- 0.6%
    Blanch, (E.W.) Holdings,
      Inc. .........................     79,185        4,850,081
    StanCorp Financial Group,
      Inc...........................    173,315        4,365,372
                                                  --------------
                                                       9,215,453
                                                  --------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.6%
    Celera Genomics Group*..........     48,365        7,206,385
    Invitrogen Corp.*...............    220,050       13,203,000
    ViroPharma, Inc.*...............     54,630        2,021,310
                                                  --------------
                                                      22,430,695
                                                  --------------
PERSONAL SERVICES -- 0.4%
    Career Education Corp.*.........     89,725        3,443,197
    Corinthian Colleges, Inc.*......     38,200          912,025
    eCollege.com*...................     29,865          326,648
    Lifeminders.com, Inc.*..........     22,780        1,315,545
                                                  --------------
                                                       5,997,415
                                                  --------------
PHARMACEUTICALS -- 6.1%
    Abgenix, Inc.*..................    108,090       14,321,925
    BioCryst Pharmaceuticals,
      Inc.*.........................    198,400        5,852,800
    Enzon, Inc.*....................    854,050       37,044,418
    Priority Healthcare Corp.
      Cl-B*.........................    142,035        4,110,138
    Professional Detailing, Inc.*...    103,620        3,102,124
    QLT PhotoTherapeutics, Inc.*....    410,040       24,089,850
                                                  --------------
                                                      88,521,255
                                                  --------------
PRINTING & PUBLISHING -- 0.9%
    Valassis Communications,
      Inc.*.........................    294,057       12,423,908
                                                  --------------

                                       SHARES         VALUE
                                       ------         -----
RETAIL & MERCHANDISING -- 2.4%
    Ames Department Stores, Inc.*...    272,005   $    7,837,144
    Calico Commerce, Inc.*..........     57,130        3,027,890
    Fogdog, Inc.*...................     52,890          502,455
    Liquid Audio, Inc.*.............    133,395        3,501,619
    pcOrder.com, Inc.*..............    185,815        9,476,564
    Rent-Way, Inc.*.................    206,490        3,858,782
    School Specialty, Inc.*.........    398,055        6,020,582
    SmarterKids.com, Inc.*..........     66,890          484,953
                                                  --------------
                                                      34,709,989
                                                  --------------
SEMICONDUCTORS -- 6.5%
    Alpha Industries, Inc.*.........    305,692       17,519,973
    ATMI, Inc.*.....................    275,945        9,123,432
    Quicklogic Corp.*...............     81,720        1,348,380
    Rudolph Technologies, Inc.*.....     47,145        1,579,358
    SDL, Inc.*......................    244,970       53,403,459
    Silicon Image, Inc.*............     39,740        2,784,284
    TriQuint Semiconductor, Inc.*...     54,295        6,040,319
    Virata Corp.*...................     74,750        2,233,156
                                                  --------------
                                                      94,032,361
                                                  --------------
TELECOMMUNICATIONS -- 5.9%
    Adaptive Broadband Corp.*.......     12,260          904,941
    Caprock Communications Corp.*...    101,525        3,293,217
    CTC Communications Group,
      Inc.*.........................    135,605        5,290,714
    Efficient Networks, Inc.*.......     25,300        1,720,400
    Metasolv Software, Inc.*........     39,140        3,199,695
    Natural MicroSystems Corp.*.....     59,205        2,771,534
    Pac-West Telecomm, Inc.*........    233,560        6,189,340
    Spanish Broadcasting Systems,
      Inc.*.........................    434,580       17,491,844
    Splitrock Services, Inc.*.......    245,715        4,883,586
    Terayon Communication Systems,
      Inc.*.........................    156,545        9,832,983
    Viatel, Inc.*...................    316,225       16,957,566
    WinStar Communications, Inc.*...    136,180       10,196,478
    Z-Tel Technologies, Inc.*.......     44,355        1,790,833
                                                  --------------
                                                      84,523,131
                                                  --------------
UTILITIES -- 0.4%
    Avista Corp. ...................    369,380        5,702,304
                                                  --------------
TOTAL COMMON STOCK
  (Cost $637,164,590)...............               1,247,959,820
                                                  --------------
FOREIGN STOCK -- 1.2%
AUTOMOBILE MANUFACTURERS -- 0.0%
    Ducati Motor Holding SPA --
      (ITL)*........................    187,726          484,015
                                                  --------------
ENTERTAINMENT & LEISURE -- 0.3%
    Corporacion Interamericana de
      Entretenimento -- (MXP)*......  1,079,100        4,310,706
                                                  --------------

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AST JANUS SMALL-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
TELECOMMUNICATIONS -- 0.9%
    Cogeco Cable, Inc. -- (CAD).....    322,013   $    6,000,796
    Moffat Communications Ltd. --
      (CAD).........................    370,130        6,666,699
                                                  --------------
                                                      12,667,495
                                                  --------------
TOTAL FOREIGN STOCK
  (Cost $13,376,952)................                  17,462,216
                                                  --------------

                                                PAR
                                               (000)
                                             ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.1%
    Federal Home Loan Bank 1.50%,
      01/03/00..........................     $   18,900      18,898,425
                                                            -----------
    Federal Mortgage Corp. 5.40%,
      01/12/00..........................         25,000      24,958,063
                                                            -----------
    Federal National Mortgage Assoc.
      5.60%, 05/25/00...................         20,000      19,545,778
      5.80%, 03/23/00...................         25,000      24,665,694
                                                            -----------
                                                             44,211,472
                                                            -----------
    (Cost $88,075,786)..................                     88,067,960
                                                            -----------

                                                PAR
                                               (000)           VALUE
                                             ----------     -----------
COMMERCIAL PAPER -- 4.8%
    Household Finance Corp.
      4.50%, 01/03/00
    (Cost $69,982,500)..................     $   70,000     $69,982,500
                                                            -----------

                                              SHARES
                                              ------
SHORT-TERM INVESTMENTS -- 1.0%
    Temporary Investment Cash Fund......     7,234,340          7,234,340
    Temporary Investment Fund...........     7,234,340          7,234,340
                                                           --------------
    (Cost $14,468,680)..................                       14,468,680
                                                           --------------
TOTAL INVESTMENTS -- 99.6%
  (Cost $823,068,508)...................                    1,437,941,176
OTHER ASSETS LESS LIABILITIES -- 0.4%...                        5,270,066
                                                           --------------
NET ASSETS -- 100.0%....................                   $1,443,211,242
                                                           ==============

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

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--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
FOREIGN STOCK -- 96.4%
ARGENTINA -- 0.2%
    Banco de Galicia y Buenos Aires
      SA de CV [ADR] ................      14,013   $    277,633
    Telefonica de Argentina SA Cl-B
      [ADR]..........................      16,220        500,793
                                                    ------------
                                                         778,426
                                                    ------------
AUSTRALIA -- 2.4%
    Brambles Industries Ltd. ........      29,000        802,570
    Broken Hill Proprietary Co.
      Ltd. ..........................      57,895        760,778
    Colonial Ltd. ...................     273,852      1,225,260
    Commonwealth Bank of Australia...      77,068      1,328,121
    Lend Lease Corp. Ltd. ...........      54,830        768,737
    News Corp. Ltd. .................     155,957      1,515,440
    News Corp. Ltd. Pfd. ............     119,030      1,020,545
    Publishing & Broadcasting
      Ltd. ..........................     159,300      1,217,197
    TABCORP Holdings Ltd. ...........      99,000        670,854
    Telstra Corp. ...................      69,000        243,438
    Telstra Corp. Ltd. ..............     281,838      1,533,188
    Westpac Banking Corp. Ltd. ......     191,532      1,322,164
                                                    ------------
                                                      12,408,292
                                                    ------------
BELGIUM -- 1.2%
    Dexia Belgium....................       5,296        848,619
    Fortis Cl-B......................      55,084      1,987,218
    KBC Bancassurance Holdings NV....      45,560      2,454,889
    Societe Europeene des Satellites
      [FDR]*.........................       2,600        379,696
    UCB SA...........................       6,320        274,022
                                                    ------------
                                                       5,944,444
                                                    ------------
BRAZIL -- 2.2%
    Banco Itau SA....................   5,317,000        456,205
    Companhia Brasileira de
      Distribuicoa Grupo Pao de
      Acucar [ADR]...................      26,146        844,843
    Companhia Brasileira de
      Distribuicoa Grupo Pao de
      Acucar [GDR]...................       5,160        166,733
    Companhia Energetica de Minas
      Geras..........................  14,496,779        325,004
    Companhia Energetica de Minas
      Geras [ADR]....................      23,971        541,299
    Petroleo Brasileiro SA...........   6,427,508      1,636,675
    Telecomunicacoes Brasileiras SA
      Pfd. [ADR].....................      50,888      6,539,107
    Telesp Celular SA Pfd. Cl-B......   4,494,000        355,739
    Telesp Telecomunicoes Rights*....  20,554,357        483,565
                                                    ------------
                                                      11,349,170
                                                    ------------
CANADA -- 0.4%
    Alcan Aluminium Ltd. ............      19,180        789,257
    Nortel Networks Corp.............       8,300        838,624
    Royal Bank of Canada.............       8,470        372,598
                                                    ------------
                                                       2,000,479
                                                    ------------
CHINA -- 0.1%
    Huaneng Power International, Inc.
      [ADR]..........................      42,000        443,625
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
DENMARK -- 0.3%
    Den Danske Bank..................       4,970   $    544,293
    Tele Danmark AS..................      12,220        907,057
    Unidanmark AS Cl-A...............       4,020        282,632
                                                    ------------
                                                       1,733,982
                                                    ------------
FINLAND -- 2.2%
    Nokia AB Oyj.....................      62,796     11,384,107
                                                    ------------
FRANCE -- 10.9%
    Alcatel..........................      13,682      3,141,803
    AXA SA...........................      22,342      3,114,244
    Banco Frances SA [ADR]...........      16,411        388,736
    Banque National de Paris*........      24,660      2,275,009
    Cap Gemini SA*...................       8,710      2,210,615
    Carrefour Supermarche SA.........      24,824      4,577,777
    Compagnie de Saint-Gobain........       9,740      1,831,461
    Dexia............................       7,306            147
    Groupe Danone....................       1,710        403,001
    Hermes International Designs*....       7,660      1,155,673
    L'Oreal..........................         687        551,108
    Lafarge SA.......................       5,723        666,310
    Legrand SA.......................       8,353      1,987,928
    Pinault-Printemps Redoute SA.....       6,525      1,721,775
    Rhone-Poulenc SA*................      14,310        831,591
    Sanofi SA*.......................      62,828      2,615,882
    Schneider SA.....................      32,608      2,559,969
    Societe Generale.................       8,134      1,892,390
    Societe Television Francaise.....      10,160      5,320,979
    Sodexho Alliance SA..............      15,750      2,787,063
    STMicroelectronics NV............      29,263      4,503,360
    Total Fina SA Cl-B...............      42,824      5,714,756
    Vivendi..........................      67,000      6,049,502
                                                    ------------
                                                      56,301,079
                                                    ------------
GERMANY -- 6.6%
    Allianz AG.......................       6,770      2,273,940
    Aventis AG.......................       9,737        563,881
    Bayer AG.........................      35,245      1,675,460
    Bayerische Hypo-Und Vereinsbank
      AG.............................      44,879      3,064,555
    Deutsche Bank AG.................      31,314      2,650,762
    Deutsche Telekom AG..............      44,176      3,107,759
    Dresdner Bank AG.................      40,393      2,192,751
    Fielmann AG Pfd. ................       5,023        156,826
    Fresenius AG Pfd. ...............       1,820        344,607
    Gehe AG..........................      35,101      1,361,052
    Mannesmann AG....................      43,500     10,532,177
    Rhoen-Klinikum AG................      18,450        678,241
    SAP AG...........................       4,940      2,427,959
    Siemens AG.......................      11,550      1,477,339
    Veba AG..........................      31,214      1,524,704
                                                    ------------
                                                      34,032,013
                                                    ------------

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AST T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
HONG KONG -- 3.3%
    Cheung Kong Holdings Ltd. .......     129,000   $  1,638,741
    China Light & Power Co. Ltd. ....     199,000        916,473
    China Telecom Ltd.*..............     675,000      4,220,107
    Dao Heng Bank Group Ltd. ........     102,000        526,172
    Hederson Land Development Co.
      Ltd. ..........................     198,000      1,271,010
    Hong Kong Telecommunications
      Ltd. ..........................     290,400        838,680
    HSBC Holdings PLC................     130,800      1,834,077
    Hutchison Whampoa Ltd. ..........     260,000      3,779,507
    Pacific Century Cyberworks
      Ltd.*..........................     557,000      1,296,932
    Sun Hung Kai Properties Ltd. ....      65,000        677,301
                                                    ------------
                                                      16,999,000
                                                    ------------
INDIA -- 0.2%
    ICICI Ltd.*......................      59,500        825,563
    Mahanagar Telephone Nigam Ltd.
      [GDR]..........................      27,000        303,750
                                                    ------------
                                                       1,129,313
                                                    ------------
IRELAND -- 0.2%
    CBT Group PLC [ADR]*.............      29,560        990,260
                                                    ------------
ITALY -- 5.1%
    Assicurazioni Generali...........      44,960      1,485,233
    Banca Popolare di Brescia........      42,000      3,716,084
    Ente Nazionale Idrocarburi SPA...     394,100      2,167,173
    Instituto Nazionale delle
      Assicurazioni..................     116,000        307,262
    Italgas SPA......................      72,936        276,200
    Mediolanum SPA...................     125,720      1,646,047
    San Paolo-IMI SPA................     124,681      1,693,974
    Seat Pagine Gialle SPA...........     240,000        787,995
    Tecnost SPA*.....................     237,000        895,105
    Telecom Italia Mobile SPA........     692,805      7,738,148
    Telecom Italia SPA...............     295,520      4,166,865
    Unicredito Italiano SPA..........     315,996      1,553,087
                                                    ------------
                                                      26,433,173
                                                    ------------
JAPAN -- 23.1%
    Bridgestone Corp. ...............      30,000        660,664
    Canon, Inc. .....................     138,000      5,483,802
    Citizen Watch Co. Ltd. ..........      45,000        286,288
    Daiichi Pharmaceutical Co.
      Ltd. ..........................      27,000        351,209
    Daiwa House Industry Co. Ltd. ...      85,000        632,280
    DDI Corp. .......................         184      2,521,288
    Denso Corp. .....................     113,000      2,698,640
    East Japan Railway Co. Ltd. .....         213      1,148,703
    Fanuc Co. .......................      18,500      2,355,731
    Fuji Television Network, Inc.....         610        835,862
    Fujitsu Ltd. ....................      95,000      4,332,974
    Hitachi Ltd. ....................     100,000      1,605,168
    Honda Motor Co. Ltd. ............       9,000        334,736
    Ito-Yokado Co. Ltd. .............      15,000      1,629,637
    Kao Corp. .......................      56,000      1,597,729
    Kokuyo Co. Ltd. .................      42,000        559,068

                                         SHARES        VALUE
                                         ------        -----
    Komori Corp. ....................      39,000   $    743,966
    Kuraray Co. Ltd. ................     108,000      1,094,059
    Kyocera Corp. ...................      40,000     10,374,864
    Makita Corp. ....................      58,000        522,267
    Matsushita Electric Industrial
      Co. ...........................     168,000      4,653,421
    Mauri Co. Ltd. ..................      86,000      1,284,487
    Mitsubishi Corp. ................     106,000        818,577
    Mitsubishi Heavy Industries
      Ltd. ..........................     485,000      1,618,724
    Mitsui Fudosan Co. Ltd. .........     215,000      1,456,200
    Murata Manufacturing Co. Ltd. ...      41,000      9,631,007
    NEC Corp. .......................     248,000      5,910,541
    Nippon Telegraph & Telephone
      Corp. .........................         521      8,923,852
    Nomura Securities Co. Ltd. ......     169,000      3,051,825
    NTT Mobile Communication Network,
      Inc. ..........................         167      6,423,706
    Sankyo Co. Ltd. .................      91,000      1,870,412
    Sekisui Chemical Co. Ltd. .......     149,000        660,634
    Sekisui House Ltd. ..............     101,000        894,636
    Seven-Eleven Japan Co. Ltd. .....      10,000      1,585,593
    Shin-Etsu Chemical Co. Ltd. .....      42,000      1,808,750
    Shiseido Co. Ltd. ...............      55,000        802,095
    Softbank Corp.*..................         800        765,783
    Sony Corp. ......................      35,800     10,617,010
    Sumitomo Bank Ltd................     117,000      1,602,065
    Sumitomo Corp. ..................     178,000      1,726,515
    Sumitomo Electric Industries.....     167,000      1,930,381
    TDK Corp. .......................      33,000      4,557,404
    Tokio Marine & Fire Insurance Co.
      Ltd. ..........................      47,000        549,721
    Tokyo Electron Ltd. .............       5,000        685,133
    Toppan Printing Co. Ltd. ........      84,000        838,602
    Toshiba Corp.*...................     348,000      2,656,749
    UNY Co. Ltd. ....................      54,000        528,002
    Yamanouchi Pharmaceutical Co.
      Ltd. ..........................      48,000      1,677,205
                                                    ------------
                                                     119,297,965
                                                    ------------
KOREA -- 1.2%
    Korea Telecom Corp. [ADR]........      25,000      1,868,750
    Pohang Iron & Steel Co. Ltd.
      [ADR]..........................      13,575        475,125
    Samsung Electronics Co. .........      12,806      2,999,908
    SK Telecom Co. Ltd.*.............       2,100        752,708
                                                    ------------
                                                       6,096,491
                                                    ------------
MEXICO -- 1.7%
    Cemex Rights*....................       4,245              0
    Cemex Rights [ADR]*..............       2,027              0
    Cemex SA de CV*..................      67,925        379,950
    Cemex SA de CV [ADR].............      32,436        904,154
    Fomento Economico Mexicano SA de
      CV UBD Units...................     294,820      1,300,630
    Grupo Modelo SA de CV Cl-C.......     213,024        564,317
    Grupo Televisa SA [GDR]*.........      17,634      1,203,521
    Telefonos de Mexico SA Cl-L
      [ADR]..........................      38,014      4,276,574
                                                    ------------
                                                       8,629,146
                                                    ------------

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--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
NETHERLANDS -- 7.3%
    ABN AMRO Holding NV..............      77,566   $  1,937,392
    AKZO Nobel NV....................       7,768        389,613
    ASM Lithography Holding NV*......      45,230      5,024,543
    CSM NV...........................      58,242      1,243,560
    Elsevier NV......................      75,992        907,710
    Equant NV*.......................      16,746      1,900,770
    Fortis (NL) NV...................      72,564      2,612,713
    Gucci Group NV NY Reg. ..........      14,976      1,714,752
    ING Groep NV.....................      96,132      5,803,356
    Koninklijke (Royal) Philips
      Electronics NV.................      35,404      4,813,772
    KPN NV...........................       9,749        951,433
    Royal Dutch Petroleum Co.........      45,704      2,800,975
    TNT Post Group NV................      10,259        293,956
    United Pan-Europe Communications
      NV*............................       6,268        801,728
    VNU NV...........................      32,700      1,718,487
    Wolters Kluwer NV................     148,934      5,039,966
                                                    ------------
                                                      37,954,726
                                                    ------------
NEW ZEALAND -- 0.2%
    Telecom Corp. of New Zealand
      Ltd. ..........................     238,000      1,119,192
                                                    ------------
NORWAY -- 0.5%
    Norsk Hydro AS...................      13,540        567,580
    Orkla ASA Cl-A...................     120,650      2,077,188
                                                    ------------
                                                       2,644,768
                                                    ------------
PORTUGAL -- 0.3%
    Jeronimo Martins SGPS SA.........      64,969      1,662,013
                                                    ------------
SINGAPORE -- 0.7%
    Singapore Press Holdings Ltd. ...      51,456      1,115,318
    Singapore Telecommunications.....     240,000        495,707
    United Overseas Bank Ltd. .......     251,896      2,223,279
                                                    ------------
                                                       3,834,304
                                                    ------------
SPAIN -- 2.9%
    Argentaria Caja Postal Y Banco
      Hipotecario de Espana SA.......      38,126        895,840
    Banco Bilbao Vizcaya SA..........      44,950        640,138
    Banco Popular Espanol SA.........       7,730        504,097
    Banco Santander Central Hispano
      SA.............................     224,520      2,541,651
    Endesa SA........................      64,002      1,270,500
    Gas Natural SDG SA...............      35,253        812,001
    Iberdrola SA.....................     100,943      1,398,908
    Repsol SA........................      57,625      1,336,013
    Telefonica SA....................     232,275      5,801,611
                                                    ------------
                                                      15,200,759
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
SWEDEN -- 3.1%
    Atlas Copco AB Cl-B..............      26,130   $    743,237
    Electrolux AB Cl-B...............     114,380      2,876,977
    Ericsson, (L.M.) Telephone Co.
      Cl-B...........................      34,860      2,241,234
    Esselte AB.......................      14,410        109,244
    Hennes & Mauritz AB Cl-B.........     157,530      5,276,922
    Nordbanken Holding Co. AB........     326,678      1,919,828
    Sandvik AB Cl-B..................      35,340      1,125,663
    Securitas AB Cl-B................      86,265      1,561,449
                                                    ------------
                                                      15,854,554
                                                    ------------
SWITZERLAND -- 4.7%
    ABB AG*..........................      17,982      2,199,331
    ABB Ltd.*........................       9,865      1,202,398
    Adecco SA........................       7,840      6,105,382
    Credit Suisse Group..............       9,640      1,916,134
    Nestle SA........................       3,048      5,583,757
    Roche Holding AG.................         315      3,738,931
    Swisscom AG......................       1,594        644,688
    UBS AG...........................      10,510      2,838,221
                                                    ------------
                                                      24,228,842
                                                    ------------
TAIWAN -- 0.2%
    Hon Hai Precision Industry Co.
      Ltd. [GDR] 144A*...............      50,940        984,670
                                                    ------------
UNITED KINGDOM -- 15.2%
    Abbey National PLC...............     114,000      1,823,028
    AstraZeneca Group PLC............      80,229      3,327,972
    BG Group PLC.....................     111,642        721,340
    British Petroleum Co. PLC........     209,680      2,108,383
    Cable & Wireless PLC.............     347,300      5,884,824
    Cadbury Schweppes PLC............     374,712      2,263,719
    Caradon PLC......................     144,530        364,197
    Centrica PLC.....................     113,589        322,008
    Compass Group PLC................     311,000      4,270,046
    Diageo PLC.......................     288,236      2,318,626
    Electrocomponents PLC............      90,000        996,559
    GKN PLC..........................      32,000        503,974
    Glaxo Wellcome PLC...............     185,000      5,229,534
    Hays PLC.........................      21,100        336,057
    Kingfisher PLC...................     426,900      4,737,357
    Ladbroke Group PLC...............     191,000        611,646
    Laing, (John) PLC Cl-A...........      70,000        315,468
    Marconi PLC......................     146,000      2,583,559
    National Westminster Bank PLC....     424,670      9,123,395
    Rank Group PLC...................      49,400        156,400
    Reed International PLC...........     650,740      4,872,036
    Rio Tinto PLC....................     121,600      2,936,486
    Safeway PLC......................     129,660        444,012

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AST T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Shell Transport & Trading Co.
      PLC............................     820,000   $  6,814,790
    Smith, (Davis S.) Holdings PLC...     141,900        457,276
    SmithKline Beecham PLC...........     397,440      5,071,681
    Tesco PLC........................     489,600      1,488,777
    Tomkins PLC......................     522,444      1,687,808
    Unilever PLC.....................     376,571      2,770,693
    United News & Media PLC..........     118,170      1,506,043
    Vodafone AirTouch PLC............     509,500      2,524,538
                                                    ------------
                                                      78,572,232
                                                    ------------
TOTAL FOREIGN STOCK
(Cost $332,992,554)..................                498,007,025
                                                    ------------
U.S. STOCK -- 0.4%
ELECTRONIC COMPONENTS & EQUIPMENT
    Celestica, Inc.*
    (Cost $1,291,309)................      40,332      2,238,426
                                                    ------------
TOTAL INVESTMENTS -- 96.8%
  (Cost $334,283,863)................                500,245,451
OTHER ASSETS LESS
  LIABILITIES -- 3.2%................                 16,578,367
                                                    ------------
NET ASSETS -- 100.0%.................               $516,823,818
                                                    ============

    The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 1999. Percentages are based on net assets.

INDUSTRY
--------
Aerospace.............................................   0.3%
Automobile Manufacturers..............................   1.9%
Automotive Parts......................................   0.1%
Beverages.............................................   1.7%
Broadcasting..........................................   1.8%
Building Materials....................................   1.4%
Business Services.....................................   1.7%
Chemicals.............................................   6.5%
Clothing & Apparel....................................   0.3%
Conglomerates.........................................   0.3%
Construction..........................................   0.5%
Consumer Products & Services..........................   6.4%
Electronic Components & Equipment.....................  10.1%
Entertainment & Leisure...............................   1.4%
Equipment Services....................................   0.5%
Financial-Bank & Trust................................   6.8%
Financial Services....................................   4.2%
Food..................................................   5.9%
Hotels & Motels.......................................   0.1%
Industrial Products...................................   2.9%
Insurance.............................................   1.7%
Machinery & Equipment.................................   1.0%
Medical Supplies & Equipment..........................   1.2%
Metals & Mining.......................................   1.2%
Office Equipment......................................   2.0%
Oil & Gas.............................................   3.6%
Paper & Forest Products...............................   0.5%
Pharmaceuticals.......................................   5.1%
Printing & Publishing.................................   6.9%
Real Estate...........................................   0.6%
Retail & Merchandising................................   0.9%
Semiconductors........................................   0.5%
Telecommunications....................................  11.4%
Transportation........................................   1.2%
Utilities.............................................   3.8%
                                                        ----
Total.................................................  96.4%
                                                        ====

--------------------------------------------------------------------------------
Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.2% of net assets.

See Notes to Financial Statements.

AST T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                          (000)        VALUE
                                        ---------   ------------
FOREIGN BONDS -- 89.1%
AUSTRALIA -- 2.3%
    Australian Government
      8.75%, 08/15/08.................       890    $    653,301
    Federal National Mortgage Assoc.
      6.375%, 08/15/07................     2,000       1,234,372
    Queensland Treasury Corp.
      6.50%, 06/14/05.................     2,000       1,285,972
                                                    ------------
                                                       3,173,645
                                                    ------------
AUSTRIA -- 3.8%
    Austrian National Government
      4.75%, 12/20/04.................   140,000       1,620,270
      5.00%, 01/15/08.................     3,689       3,607,537
                                                    ------------
                                                       5,227,807
                                                    ------------
CANADA -- 1.0%
    Canadian Government
      9.00%, 06/01/25.................     1,500       1,381,954
                                                    ------------
DENMARK -- 5.7%
    Kingdom of Denmark 6.00%,
      11/15/02........................    45,000       6,256,997
      8.00%, 03/15/06.................    10,600       1,619,767
                                                    ------------
                                                       7,876,764
                                                    ------------
EUROPEAN CURRENCY UNIT -- 5.2%
    American Standard Co., Inc.
      7.125%, 06/01/06................       340         343,287
    Carrier 1 13.25%, 02/15/09........       120         128,714
    Cyprus Government 5.375%,
      07/28/08........................       700         660,840
    Dura Operating Corp. 9.00%,
      05/01/09........................       350         333,115
    European Investment Bank 4.00%,
      04/15/09........................     1,400       1,252,583
    Hermes Europe Railtel 10.375%,
      01/15/06........................       320         325,511
    Huntsman ICI Chemicals 10.125%,
      07/01/09........................       280         298,217
    Hypothekenbank In Essen 4.25%,
      07/06/09........................     2,100       1,890,614
    Lloyds TSB Bank PLC 5.625%,
      07/15/49........................       600         559,815
    Metromedia Fiber Network 10.00%,
      12/15/09........................       176         184,349
    Orange PLC 7.625%, 08/01/08.......       320         338,403
    Public Power Corp. 4.50%,
      03/12/09........................       700         616,386
    Slovenian Government 5.375%,
      05/27/05........................       300         298,429
                                                    ------------
                                                       7,230,263
                                                    ------------

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                          (000)        VALUE
                                        ---------   ------------
FRANCE -- 4.3%
    Caisse Nationale des Autoroutes
      5.85%, 03/24/13.................     1,006    $  1,003,224
    French Treasury Bill 4.50%,
      07/12/02........................     3,142       3,168,266
    Reseau Ferre de France 5.25%,
      04/14/10........................     1,000         970,289
    SunAmerica Institutional Funding
      5.25%, 05/20/09.................     5,500         803,875
                                                    ------------
                                                       5,945,654
                                                    ------------
GERMANY -- 21.4%
    Bank Nederlandse Gemeenten 6.25%,
      08/10/00........................     1,000         522,132
      5.25%, 10/01/01.................     2,100       1,096,367
    Colt Telecom Group PLC 8.875%,
      11/30/07........................       470         251,707
    Deutschland Republic 4.50%,
      05/17/02........................     3,770       3,808,349
      6.875%, 05/12/05................     3,362       3,678,888
      5.25%, 01/04/08.................     2,760       2,766,949
    Inter-American Bank 1.90%,
      07/08/09........................   530,000       5,285,994
    Inter-American Development Bank
      7.00%, 06/08/05.................     4,500       2,500,562
    KFW International Finance, Inc.
      5.50%, 06/18/04.................     2,310       3,549,440
      6.75%, 06/20/05.................     2,301       2,485,036
    Minnesota Mining & Manufacturing
      Co. 5.00%, 10/15/01.............       900         466,211
    SunAmerica Institutional Funding
      5.125%, 04/15/08................     2,800       1,371,675
    Tennessee Valley Authority 6.375%,
      09/18/06........................     3,000       1,620,078
                                                    ------------
                                                      29,403,388
                                                    ------------
GREECE -- 1.9%
    Greek Government 6.50%,
      01/11/14........................   845,000       2,559,769
                                                    ------------
ITALY -- 5.7%
    Italian Government 9.00%,
      10/01/03........................     5,565       6,369,576
      7.25%, 11/01/26.................     1,378       1,571,081
                                                    ------------
                                                       7,940,657
                                                    ------------
JAPAN -- 16.9%
    Asian Development Bank 3.125%,
      06/29/05........................   200,000       2,167,955
    Central Bank of Tunisia 4.95%,
      09/27/11........................    65,000         683,114
    European Investment Bank 4.625%,
      02/26/03........................    80,000         885,661
      3.00%, 09/20/06.................    50,000         544,631
      2.125%, 09/20/07................   140,000       1,438,573

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AST T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                          (000)        VALUE
                                        ---------   ------------
    International Bank Reconstruction
      & Development 4.75%, 12/20/04...   100,000    $  1,162,279
    Japanese Government 0.90%,
      12/22/08........................   550,000       5,008,434
    KFW International Finance 1.00%,
      12/20/04........................   558,000       5,475,960
    Korea Development Bank 2.56%,
      06/26/01........................   100,000         995,559
      1.875%, 02/13/02................    60,000         591,690
    Korea Industrial Leasing 2.20%,
      08/07/02........................    70,000         685,133
    Republic of Austria 4.50%,
      09/28/05........................   170,000       1,975,790
    Toyota Motor Credit Corp. 1.00%,
      12/20/04........................   150,000       1,464,471
    United Mexican States 3.85%,
      12/31/19........................    35,000         315,161
                                                    ------------
                                                      23,394,411
                                                    ------------
NETHERLANDS -- 5.4%
    Netherlands Government 5.75%,
      01/15/04........................     4,946       5,145,966
      5.50%, 01/15/28.................       720         675,838
    Tecnost International NV 5.375%,
      07/30/04........................     1,300       1,265,173
    United Pan-Europe Communications
      10.875%, 08/01/09...............       400         409,910
                                                    ------------
                                                       7,496,887
                                                    ------------
PORTUGAL -- 0.4%
    European Investment Bank 5.25%,
      03/23/02........................   100,000         507,288
                                                    ------------
RUSSIA -- 0.1%
    Russia Ofz
      30.00%, 07/14/00-09/25/00
        [VR]++........................     5,100          60,054
      0.00%, 05/17/00 [ZCB] ++........     1,980          50,057
      58.75%, 12/15/01 [ZCB] ++.......     1,457          12,254
                                                    ------------
                                                         122,365
                                                    ------------
SPAIN -- 5.0%
    Spanish Government 6.15%,
      01/31/13........................     5,457       5,703,310
      6.00%, 01/31/29.................     1,202       1,205,414
                                                    ------------
                                                       6,908,724
                                                    ------------
SWEDEN -- 2.8%
    Swedish Government 5.50%,
      04/12/02........................    21,500       2,549,959
      6.50%, 10/25/06.................    11,000       1,357,411
                                                    ------------
                                                       3,907,370
                                                    ------------
UNITED KINGDOM -- 7.2%
    Abbey National Treasury 5.25%,
      01/21/04........................       780       1,184,653

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                          (000)        VALUE
                                        ---------   ------------
    Alliance & Leicester BLD 8.75%,
      12/07/06........................     1,300    $  2,249,297
    Doncasters PLC 8.125%, 05/01/09...       200         315,791
    Energis PLC 9.50%, 06/15/09.......       100         171,626
    Federal National Mortgage Assoc.
      6.875%, 06/07/02................       990       1,599,787
    Gallaher Group PLC 5.875%,
      08/06/08........................       500         240,300
    Halifax Building Society 8.75%,
      07/10/06........................       600       1,047,441
    KFW International Finance Series
      NOV 5.50%, 06/18/04.............     1,000       1,537,120
    LCR Finance PLC 4.75%, 12/31/10...       540         781,765
    NTL, Inc. [STEP] 10.75%,
      04/01/08........................       340         370,711
    TDL Infomedia 12.125%, 10/15/09...       145         233,926
    Telewest Communications PLC [STEP]
      9.256%, 04/15/09................       263         263,391
                                                    ------------
                                                       9,995,808
                                                    ------------
TOTAL FOREIGN BONDS
  (Cost $130,847,009).................               123,072,754
                                                    ------------

                                          PAR
                                         (000)
                                        --------
SOVEREIGN ISSUES -- 4.3%
ARGENTINA -- 0.4%
    Republic of Argentina [FRB, BRB]
      5.938%, 03/31/05................  $   198         177,461
      6.00%, 03/31/23.................      575         379,529
                                                   ------------
                                                        556,990
                                                   ------------
BRAZIL -- 0.7%
    Republic of Brazil Capitalization
      [FRB, BRB] 5.00%, 04/15/14......    1,213         907,602
                                                   ------------
BULGARIA -- 0.9%
    National Republic of Bulgaria
      2.50%, 07/28/12.................    1,270         917,575
    National Republic of Bulgaria
      [FRN, BRB] 6.50%, 07/28/11......      355         281,116
                                                   ------------
                                                      1,198,691
                                                   ------------
COLOMBIA -- 0.0%
    Colombian Government 9.75%,
      04/23/09........................       30          27,969
                                                   ------------

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AST T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)        VALUE
                                        ---------   ------------
MEXICO -- 0.9%
    United Mexican States 11.50%,
      05/15/26........................  $    521    $    618,557
    United Mexican States Cl-W-A [BRB]
      6.25%, 12/31/19.................       600         471,750
    United Mexican States Cl-W-B [BRB]
      6.25%, 12/31/19.................       250         195,938
                                                    ------------
                                                       1,286,245
                                                    ------------
POLAND -- 1.2%
    Government of Poland [STEP, BRB]
      3.00%, 10/27/24.................     1,750       1,078,437
    Government of Poland PDI [BRB]
      5.00%, 10/27/14.................       600         529,499
      5.00%, 10/27/14.................       125         110,313
                                                    ------------
                                                       1,718,249
                                                    ------------
RUSSIA -- 0.2%
    Russia -- IAN [FRN] 5.969%,
      12/15/15........................     1,038         173,216
    Russia Principal Loans [FRN]
      2.984%, 12/15/20................       810         119,475
                                                    ------------
                                                         292,691
                                                    ------------
TOTAL SOVEREIGN ISSUES
  (Cost $6,606,129)...................                 5,988,437
                                                    ------------

                                         SHARES
                                        --------
FOREIGN STOCK -- 0.0%
MEXICO -- 0.0%
    Mexican Value Recovery Rights*....   233,000              0
                                                   ------------
NIGERIA -- 0.0%
    Central Bank of Nigeria
      Warrants*.......................       250              0
                                                   ------------
SWITZERLAND -- 0.0%
    Carrier 1 Warrants*...............       120   $         13
                                                   ------------

                                         SHARES       VALUE
                                        --------   ------------
VENEZUELA -- 0.0%
    Republic of Venezuela Warrants*...     1,250   $          0
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $0)...........................                       13
                                                   ------------
TOTAL INVESTMENTS -- 93.4%
  (Cost $137,453,138).................              129,061,204
OTHER ASSETS LESS
  LIABILITIES -- 6.6%.................                9,082,841
                                                   ------------
NET ASSETS -- 100.0%..................             $138,144,045
                                                   ============

Foreign currency exchange contracts outstanding at December 31, 1999:

                                             IN                      UNREALIZED
SETTLEMENT                 CONTRACTS      EXCHANGE    CONTRACTS    APPRECIATION/
  MONTH      TYPE         TO RECEIVE        FOR        AT VALUE    (DEPRECIATION)
---------------------------------------------------------------------------------
02/00        Buy    CAD      4,423,480   $2,990,858   $3,055,375      $ 64,517
01/00        Buy    EUR      4,928,536    5,000,000    4,971,289       (28,711)
01/00        Buy    JPY    149,321,604    1,458,219    1,465,460         7,241
                                         ----------   ----------      --------
                                         $9,449,077   $9,492,124      $ 43,047
                                         ==========   ==========      ========

                                                          IN         UNREALIZED
SETTLEMENT                 CONTRACTS                   EXCHANGE    APPRECIATION/
  MONTH      TYPE         TO RECEIVE                     FOR       (DEPRECIATION)
---------------------------------------------------------------------------------
01/00        Buy    EUR      1,093,174          CAD    1,638,208     $ (28,407)
01/00        Buy    EUR      1,532,401          GBP      956,617         1,001
01/00        Buy    EUR        971,938          SEK    8,378,103        (6,667)
02/00        Buy    JPY    297,206,669          AUD    4,607,855       (92,399)
                                                                     ---------
                                                                     $(126,472)
                                                                     =========

                                             IN
SETTLEMENT                 CONTRACTS      EXCHANGE    CONTRACTS     UNREALIZED
  MONTH      TYPE         TO DELIVER        FOR        AT VALUE    DEPRECIATION
-------------------------------------------------------------------------------
01/00        Sell   DKK     12,162,803   $1,643,622   $1,648,036     $  4,414
                                         ==========   ==========     ========

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

++ Illiquid security. At the end of the year, these securities amounted to less than 0.1% of net assets.

See Notes to Financial Statements.

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 98.9%
ADVERTISING -- 1.5%
    DoubleClick, Inc.* ...............     17,700   $  4,479,206
    Lamar Advertising Co.* ...........     21,800      1,320,263
                                                    ------------
                                                       5,799,469
                                                    ------------
BROADCASTING -- 4.4%
    AMFM, Inc.* ......................     21,300      1,666,725
    Emmis Communications Corp.
      Cl-A* ..........................     60,400      7,528,294
    Entercom Communications Corp.* ...     58,900      3,887,400
    Westwood One, Inc.* ..............     55,000      4,180,000
                                                    ------------
                                                      17,262,419
                                                    ------------
BUSINESS SERVICES -- 6.3%
    CheckFree Holdings Corp.* ........     78,000      8,150,999
    Clarent, Corp.* ..................     22,200      1,726,050
    Digex, Inc.* .....................     45,100      3,100,625
    Micromuse, Inc.* .................     19,600      3,332,000
    Phone.com, Inc.* .................      8,600        997,063
    PurchasePro.com, Inc.* ...........     14,500      1,993,750
    Safeguard Scientifics, Inc.* .....     34,200      5,542,538
                                                    ------------
                                                      24,843,025
                                                    ------------
CLOTHING & APPAREL -- 1.6%
    AnnTaylor Stores Corp.* ..........     63,300      2,179,894
    Limited, Inc. ....................     90,900      3,937,106
                                                    ------------
                                                       6,117,000
                                                    ------------
COMPUTER HARDWARE -- 1.2%
    Adaptec, Inc.* ...................     98,800      4,927,650
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 25.0%
    BEA Systems, Inc.* ...............     30,100      2,105,119
    BroadVision, Inc.* ...............     25,600      4,353,600
    Citrix Systems, Inc.* ............    121,600     14,956,799
    CMG PLC* .........................      7,700      2,131,938
    Comverse Technology, Inc.* .......     51,400      7,440,149
    Covad Communications Group,
      Inc.* ..........................     49,800      2,785,688
    Intuit, Inc.* ....................    113,000      6,772,938
    Lycos, Inc.* .....................     39,700      3,158,631
    Network Appliance, Inc.* .........     78,000      6,478,875
    Peregrine Systems, Inc.* .........     85,600      7,072,700
    Portal Software, Inc.* ...........     20,700      2,129,513
    PSINet, Inc.* ....................     82,600      5,100,550
    Rational Software Corp.* .........     93,800      4,607,925
    Siebel Systems, Inc.* ............     81,900      6,879,600
    Starmedia Network, Inc.* .........     47,900      1,918,994
    USWeb Corp.* .....................    108,100      4,803,694
    VERITAS Software Corp.* ..........    109,450     15,665,030
                                                    ------------
                                                      98,361,743
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.7%
    S1 Corp.* ........................     35,200      2,750,000
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 13.1%
    Altera Corp.* ....................     84,300      4,178,119
    Analog Devices, Inc.* ............     54,800      5,096,400
    Broadcom Corp.* ..................      6,200      1,688,725
    Conexant Systems, Inc.* ..........     75,400      5,004,675
    E-Tek Dynamics, Inc.* ............     28,600      3,850,275

                                         SHARES        VALUE
                                         ------        -----
    Flextronics International
      Ltd.* ..........................    109,000   $  5,014,000
    Gemstar International Group
      Ltd.* ..........................    106,700      7,602,374
    KLA-Tencor Corp.* ................      9,900      1,102,613
    Metromedia Fiber Network, Inc.
      Cl-A* ..........................    149,300      7,157,068
    Sanmina Corp.* ...................     69,800      6,971,275
    Tandy Corp.* .....................     85,000      4,180,938
                                                    ------------
                                                      51,846,462
                                                    ------------
ENTERTAINMENT & LEISURE -- 2.6%
    Harley-Davidson, Inc. ............     87,800      5,624,687
    Park Place Entertainment
      Corp.* .........................    255,900      3,198,750
    Royal Caribbean Cruises Ltd. .....     28,600      1,410,338
                                                    ------------
                                                      10,233,775
                                                    ------------
FINANCIAL SERVICES -- 4.3%
    Capital One Financial Corp. ......     75,300      3,628,519
    Donaldson, Lufkin & Jenrette,
      Inc. ...........................     49,900      2,413,913
    E*TRADE Group, Inc.* .............    129,400      3,380,575
    Lehman Brothers Holdings, Inc. ...     40,100      3,395,969
    Providian Financial Corp. ........     47,400      4,316,362
                                                    ------------
                                                      17,135,338
                                                    ------------
FOOD -- 0.5%
    Starbucks Corp.* .................     79,000      1,915,750
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 3.1%
    MiniMed, Inc.* ...................     60,500      4,431,625
    PE Corp. -- PE Biosystems Group...     64,900      7,808,281
                                                    ------------
                                                      12,239,906
                                                    ------------
OIL & GAS -- 1.3%
    Coastal Corp. ....................     80,800      2,863,350
    Union Pacific Resources Group,
      Inc. ...........................    186,000      2,371,500
                                                    ------------
                                                       5,234,850
                                                    ------------
PHARMACEUTICALS -- 8.8%
    Biogen, Inc.* ....................     82,800      6,996,600
    Gilead Sciences, Inc.* ...........     77,500      4,194,688
    Immunex Corp.* ...................     43,600      4,766,025
    MedImmune, Inc.* .................     52,500      8,708,437
    QLT PhotoTherapeutics, Inc.* .....     64,400      3,783,500
    Sepracor, Inc.* ..................     33,000      3,273,188
    Waters Corp.* ....................     53,200      2,819,600
                                                    ------------
                                                      34,542,038
                                                    ------------
PRINTING & PUBLISHING -- 0.9%
    Valassis Communications, Inc.* ...     85,650      3,618,713
                                                    ------------
RETAIL & MERCHANDISING -- 4.8%
    Best Buy Co., Inc.* ..............     69,800      3,503,088
    Circuit City Stores, Inc. ........     81,700      3,681,606
    FreeMarkets, Inc.* ...............      3,600      1,228,725
    Tiffany & Co. ....................     59,100      5,274,675
    Williams-Sonoma, Inc.* ...........    115,200      5,299,200
                                                    ------------
                                                      18,987,294
                                                    ------------
SEMICONDUCTORS -- 8.4%
    JDS Uniphase Corp.* ..............     35,700      5,758,856
    Maxim Integrated Products,
      Inc.* ..........................    148,000      6,983,750

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    PMC-Sierra, Inc.* ................     48,400   $  7,759,125
    Qlogic Corp* .....................     13,100      2,094,363
                                                    ------------
    Vitesse Semiconductor Corp.* .....     89,800      4,708,888
    Xilinx, Inc.* ....................    127,700      5,806,359
                                                    ------------
                                                      33,111,341
                                                    ------------
TELECOMMUNICATIONS -- 9.3%
    Adelphia Communications Corp.
      Cl-A* ..........................     44,700      2,933,438
    Copper Mountain Networks,
      Inc.* ..........................     39,000      1,901,250
    EchoStar Communications Corp.
      Cl-A* ..........................     40,300      3,929,250
    Efficient Networks, Inc.* ........     57,700      3,923,600
    Intermedia Communications,
      Inc.* ..........................    114,900      4,459,556
    Next Level Communications,
      Inc.* ..........................     11,700        876,038
    NTL, Inc.* .......................     61,900      7,722,024
    Voicestream Wireless Corp.* ......     43,000      6,119,437
    WinStar Communications, Inc.* ....     64,000      4,792,000
                                                    ------------
                                                      36,656,593
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
UTILITIES -- 1.1%
    Calpine Corp.* ...................     66,200   $  4,236,800
                                                    ------------
TOTAL COMMON STOCK
  (Cost $238,875,725).................               389,820,166
                                                    ------------
SHORT-TERM INVESTMENTS -- 4.3%
    Temporary Investment Cash Fund ...  8,550,250      8,550,250
    Temporary Investment Fund ........  8,550,250      8,550,250
                                                    ------------
    (Cost $17,100,500)................                17,100,500
                                                    ------------
TOTAL INVESTMENTS -- 103.2%
  (Cost $255,976,225).................               406,920,666
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (3.2)%....................               (12,595,472)
                                                    ------------
NET ASSETS -- 100.0%..................              $394,325,194
                                                    ============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST FOUNDERS PASSPORT PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
FOREIGN STOCK -- 99.1%
AUSTRALIA -- 5.5%
    Catuity, Inc.*..................       9,678   $    109,995
    Challenger International........     272,677        738,093
    Chaosmusic Ltd.*................      61,925         43,533
    Davnet Ltd.*....................     836,475      1,263,997
    ERG Ltd.*.......................     103,400        580,834
    FiberTel Ltd.*..................     202,275        182,066
    Formida Holdings Ltd.*..........      13,852         27,211
    Health Communications Network
      Ltd.*.........................     622,350        633,770
    Multiemedia.com Ltd.*...........   1,809,150        843,914
    One.Tel*........................     446,625        689,567
    PowerLan Ltd.*..................     450,900        438,437
    Sausage Software Ltd.*..........     391,200      1,336,496
    Solution 6 Holdings Ltd.*.......      97,975      1,068,535
    Solutions Ltd.*.................     497,600      2,255,770
    Technology One Ltd.*............     163,825        315,365
    Westel Group Ltd.*..............   2,675,982      1,441,659
                                                   ------------
                                                     11,969,242
                                                   ------------
AUSTRIA -- 0.5%
    Austria Technologie &
      Systemtechnik AG*.............      16,700        872,928
    DO & CO Restaurants &
      Catering*.....................       7,000        262,967
                                                   ------------
                                                      1,135,895
                                                   ------------
BRAZIL -- 1.5%
    Tele Celular Sul Participacoes
      SA [ADR]*.....................      44,000      1,397,000
    Tele Centro Oeste Celular
      Participacoes SA [ADR]*.......     158,300      1,028,950
    Tele Nordeste Celular
      Participacoes SA [ADR]*.......      15,900        802,950
                                                   ------------
                                                      3,228,900
                                                   ------------
DENMARK -- 0.8%
    Vestas Wind Systems AS 144A*....       9,375      1,660,481
                                                   ------------
DOMINICAN REPUBLIC -- 0.4%
    Tricom SA [ADR]*................      38,050        856,125
                                                   ------------
EGYPT -- 0.5%
    Commercial International Bank
      [GDR]*........................      76,900      1,101,208
                                                   ------------
FINLAND -- 4.5%
    Comptel Oyj*....................      26,750      1,881,579
    Data Fellows Oyj*...............      16,175        472,429
    Elcoteq Network.................      18,975        290,482
    JOT Automation Group Oyj........      96,875        902,502
    PMJ automec Oyj.................      49,800        585,322
    Stonesoft Oyj*..................      98,200      1,305,509
    Talentum Oyj Cl-B...............      44,725      1,085,580
    Teleste Oyj*....................     143,300      2,338,061
    TJ Group Oyj*...................      26,400        930,607
                                                   ------------
                                                      9,792,071
                                                   ------------
FRANCE -- 5.9%
    ALTEN...........................       6,475      1,116,447
    Avenir Telecom*.................       3,275        620,762
    Coheris Atix*...................       4,057   $    747,331
    Consodata SA*...................      22,950      1,040,135
    Cross Systems*..................       2,825        625,944
    FI System.......................       3,276        996,427
    Infosources*....................      16,175      1,197,364
    IPSOS*..........................      15,525      1,283,717
    Neopost SA*.....................      26,150      1,099,569
    Remy Cointreau SA*..............      34,200        768,802
    Silicon-On-Insulator
      Technologies (Soitec)*........       5,700        774,428
    Valtech*........................      11,125        918,213
    Wavecom SA*.....................      19,425      1,711,843
                                                   ------------
                                                     12,900,982
                                                   ------------
GERMANY -- 14.4%
    ADVA AG Optical Networking*.....       7,225      1,368,013
    Articon Information Systems
      AG*...........................      16,175        822,679
    Balda AG*.......................      11,950        974,872
    Brokat Infosystems AG*..........      11,050      2,203,545
    Easy Software AG*...............      10,339        499,821
    Emprise Management Consulting
      AG*...........................      36,840      2,422,854
    Fantastic Corp.*................      15,000      2,719,307
    Fluxx.com AG*...................      16,300        508,913
    GFK AG*144A.....................      39,975      1,610,434
    Intermediahouse.com*............       8,650        331,050
    Intershop Communications AG*....       7,651      2,188,422
    JUMPtec Industrielle
      Computertechnik AG*...........       3,500        305,972
    Kabel New Media*................       4,050        101,566
    Kamps AG........................      26,747      1,858,740
    Pandatel AG*....................       5,550        380,099
    Pixelpark AG....................      12,700      1,496,525
    ricardo.de AG*..................      25,479      3,015,190
    Secunet Security AG*............      27,525      1,250,254
    SinnerSchrader AG*..............      22,550      1,078,784
    Telegate AG*....................      24,525      1,427,682
    Tomorrow Internet*..............      26,500      1,361,164
    Utimaco Safeware AG*............      11,225      1,882,327
    Zapf Creation AG*...............      42,450      1,415,143
                                                   ------------
                                                     31,223,356
                                                   ------------
GREECE -- 0.7%
    Etba Leasing SA*................      56,300        514,908
    Intralot SA*....................         350         28,329
    Jazztel PLC [ADR]*..............      14,125        919,890
                                                   ------------
                                                      1,463,127
                                                   ------------
HONG KONG -- 4.1%
    ASM Pacific Technology Ltd. ....     234,000        415,411
    CCT Telecom Holdings Ltd........   1,720,000      1,272,271
    E-New Media Co. Ltd.............   3,800,000      1,857,593
    Hanny Holdings Ltd.*............   1,476,000      1,395,588
    Quality Healthcare*.............      48,000         18,524

AST FOUNDERS PASSPORT PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Sino-I.com Ltd.*................  11,891,000   $  1,101,373
    TCL International Holdings
      Ltd.*.........................   4,108,000      2,880,119
                                                   ------------
                                                      8,940,879
                                                   ------------
INDONESIA -- 0.7%
    Multipolar Corp.*...............   7,733,000      1,355,696
    PT Kalbe Farma*.................   1,486,000        239,249
                                                   ------------
                                                      1,594,945
                                                   ------------
IRELAND -- 1.1%
    Grafton Group PLC...............      14,900        337,647
    ITG Group PLC*..................     177,879      1,746,723
    Jurys Doyle Hotel Group PLC.....      35,975        264,495
                                                   ------------
                                                      2,348,865
                                                   ------------
ISRAEL -- 0.6%
    BATM Advanced Communications
      Ltd. .........................      16,950      1,396,346
                                                   ------------
ITALY -- 2.9%
    Class Editori SPA...............     108,850      1,896,571
    Ericsson SPA....................      39,775      2,269,366
    Magneti Marelli SPA*............     238,225        909,329
    Tiscali SPA*....................       2,900      1,177,057
                                                   ------------
                                                      6,252,323
                                                   ------------
JAPAN -- 10.6%
    Alpha Systems, Inc. ............       4,200        883,821
    Chiyoda Integre Co. Ltd. .......      29,000        383,185
    Enplas Corp. ...................      12,700        472,350
    Global-Dining, Inc. ............      15,000      1,086,425
    H.I.S. Co. Ltd. ................       7,980        569,386
    INES Corp. .....................      68,000      2,202,995
    Innotech Corp. .................      36,800      1,656,846
    Justsystem Corp. ...............       6,000        364,099
    Kappa Create Co. Ltd. ..........      36,000        757,561
    Kinseki Ltd. ...................      51,000        541,597
    Koha Co. Ltd. ..................       8,000        555,936
    Megane Top Co. Ltd. ............      25,000        856,416
    Mobilephone Telecommunications
      International Ltd. ...........       4,500      4,492,513
    Moritex Corp. ..................       4,000        195,752
    NIDEC Copal Electronics
      Corp. ........................      58,000      1,084,271
    Nikko Travel Co. Ltd. ..........      37,000        778,604
    PC DEPOT Corp. .................         300        396,398
    PCA Corp. ......................      15,063        950,928
    Plaza Create Co. Ltd. ..........      11,500      1,181,854
    RENOWN, Inc. ...................      43,000        105,217
    Shobunsha Publications, Inc. ...       4,600        288,147
    Tanseisha Co. Ltd. .............      63,500        435,059
    Uchida Yoko Co. Ltd. ...........     199,000      1,217,334
    Yokowo Co. Ltd. ................      55,000      1,372,712
    Zuken, Inc. ....................       8,200        313,810
                                                   ------------
                                                     23,143,216
                                                   ------------
KOREA -- 1.6%
    Cybertek Holdings*..............         100          1,541
    Kasan Electronics...............         100            771
    Korea Technology Banking Co. ...      29,000        280,934
    Kumho Electric, Inc. ...........      11,893        379,152

                                        SHARES        VALUE
                                        ------        -----
    LG Ad, Inc.*....................      15,120   $    838,890
    Mirae Co. ......................     145,100      1,128,343
    The Will-Bes & Co. .............      79,790        797,605
                                                   ------------
                                                      3,427,236
                                                   ------------
MALAYSIA -- 0.0%
    KFC Holdings Berhad Warrants*...      21,333          9,993
                                                   ------------
MEXICO -- 3.1%
    Consorcio Ara SA*...............     447,175        731,526
    Corporacion GEO SA*.............     260,600      1,045,150
    Corporacion Interamericana de
      Entrerenimiento SA*...........     139,625        557,763
    Datacapital SA Cl-B*............   1,095,150        471,579
    Grupo Elektra SA*...............   1,260,275      1,242,319
    Grupo Radio Centro SA de CV
      [ADR]*........................      68,100        570,338
    Grupo Sanborns SA*..............     997,725      2,148,136
                                                   ------------
                                                      6,766,811
                                                   ------------
NETHERLANDS -- 2.4%
    ASM International NV*...........     101,575      2,352,931
    Detron Group NV*................      34,175        736,575
    Meta4 NV*.......................      47,000        373,955
    Unit 4*.........................      64,617      1,656,262
                                                   ------------
                                                      5,119,723
                                                   ------------
NEW ZEALAND -- 0.6%
    Advantage Group Ltd.*...........     683,375      1,392,544
                                                   ------------
NORWAY -- 2.7%
    Norman ASA*.....................     135,750      1,473,426
    Opticom ASA*....................      10,425      2,211,029
    VISMA ASA.......................     287,750      2,153,952
                                                   ------------
                                                      5,838,407
                                                   ------------
SINGAPORE -- 1.9%
    JIT Holdings Ltd.*..............      73,000        254,218
    Keppel Telecommunications &
      Transportation Ltd. ..........     598,000        973,029
    Manufacturing Integration
      Technololy Ltd.*..............     830,000        548,184
    Mediaring.com 144A*.............     549,000        593,335
    PCI Ltd. .......................      59,000         48,178
    WBL Corp. ......................     638,000      1,693,161
                                                   ------------
                                                      4,110,105
                                                   ------------
SOUTH AFRICA -- 0.6%
    Anglovaal Industries Ltd.*......     224,700        217,581
    Ixchange Technology Holdings
      Ltd.*.........................     232,500        982,129
                                                   ------------
                                                      1,199,710
                                                   ------------
SWEDEN -- 9.5%
    Arkivator AB*...................      27,450        700,123
    Aspiro Information AB*..........      24,000        685,642
    Connecta AB*144A................      25,675        875,147
    Connova Group AB*...............     115,650      1,950,609
    Enea Data AB....................      12,525        964,254
    Framtidsfabriken AB*............       9,275      1,678,832
    HiQ International AB*...........      17,875      1,145,025

                                       91
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--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Industrial & Financial Systems
      Cl-B*.........................      24,700   $    537,083
    Infocast AB*....................       4,350         28,121
    Information Highway AB..........      15,075      2,498,325
    Mandator AB.....................     117,500      1,753,937
    Modul 1 Data AB.................      26,925        291,150
    Semcon AB.......................      86,000      1,010,813
    Sifo Group AB Cl-B*.............      27,225        345,592
    Sigma AB Cl-B...................      60,575      1,295,798
    SwitchCore AB*..................      45,300      1,852,891
    Technology Nexus AB*............      60,175      1,131,641
    Telelogic AB*...................      17,100        908,463
    Teligent AB*....................      55,750        950,135
                                                   ------------
                                                     20,603,581
                                                   ------------
SWITZERLAND -- 2.1%
    4M Technologies Holding SA*.....       5,350      1,609,401
    Edipresse SA....................       1,750        967,154
    Kudelski SA*....................         175      1,044,087
    Miracle Holding AG*.............       1,800        520,003
    SEZ Holding AG..................         575        321,752
                                                   ------------
                                                      4,462,397
                                                   ------------
UNITED KINGDOM -- 19.9%
    African Lakes Corp. PLC*........     396,825        631,377
    AIT Group PLC...................       9,950        242,691
    Autonomy Corp. PLC*.............      48,300      2,342,550
    Baltimore Technologies PLC*.....       2,400        198,682
    Bloomsbury Publishing PLC.......      60,200        792,028
    Capital Radio PLC...............      56,075      1,355,499
    Celltech Group PLC*.............     100,750        864,971
    Chrysalis Group PLC*............       2,750         67,964
    Dialog Semiconductor PLC
      144A*.........................      38,925      2,861,844
    Durlacher Corp.*................      77,950      2,105,889
    Eidos PLC [ADR]*................       7,100        589,300
    F.I. Group PLC..................     101,225      1,254,930
    Fibernet Group PLC*.............       8,250        234,542
    GEO Interactive Media Group
      PLC*..........................      60,350      1,691,336
    Glotel PLC*.....................     114,600      1,346,700
    Goldshield Group PLC............      11,625        122,056
    Guardian IT PLC.................     107,725      1,667,869
    GWR Group PLC...................     107,950      1,133,416
    Harrier Group PLC*..............     136,250        913,351
    HIT Entertainment PLC...........       6,000        208,858
    Incepta Group PLC...............     219,875        403,111
    Independent Energy Holdings PLC
      [ADR]*........................      40,675      1,354,986
    Infobank International Holdings
      PLC*..........................      39,675      1,175,997
    International Quantum Epitaxy
      PLC*..........................       5,600        218,400
    Kewill Systems PLC..............      41,100      1,038,985

                                        SHARES        VALUE
                                        ------        -----
    Matalan PLC.....................      58,950   $  1,621,154
    NetBenefit PLC*.................      14,500        208,454
    NewMedia SPARK PLC*.............     340,000        906,183
    NXT PLC*........................      58,950      1,295,018
    Pace Micro Tech PLC.............     211,100      1,773,147
    QXL Ltd.*.......................      94,700      2,225,698
    Recognition Systems Group
      PLC*..........................     273,600      1,542,392
    Redstone Telecom PLC............     115,100        911,013
    RM PLC..........................      70,000        969,584
    Sherwood International PLC......      74,800      1,498,223
    Sportsworld Media Group PLC*....      34,775        276,086
    Superscape VR PLC*..............     115,600        637,678
    The Exchange Holdings PLC*......     236,275      1,312,893
    Trafficmaster PLC*..............      91,483      1,344,730
    VideoLogic Group PLC*...........     244,500      1,603,460
    Whatman PLC.....................      30,300        636,267
                                                   ------------
                                                     43,579,312
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $156,317,567)...............                215,517,780
                                                   ------------
U.S. STOCK -- 3.9%
BUSINESS SERVICES -- 0.7%
    El Sitio, Inc.*.................      44,325      1,628,944
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.7%
    Sensar Corp.*...................      24,800      1,475,600
                                                   ------------
MACHINERY & EQUIPMENT -- 0.3%
    Toolex International NV*........      32,000        544,000
                                                   ------------
TELECOMMUNICATIONS -- 2.2%
    AudioCodes Ltd.*................      14,975      1,377,700
    FirstCom Corp.*.................      24,625        904,969
    NDS Group PLC*..................      33,775      1,030,138
    SCM Microsystems, Inc.*.........      22,775      1,456,177
                                                   ------------
                                                      4,768,984
                                                   ------------
TOTAL U.S. STOCK
  (Cost $7,751,272).................                  8,417,528
                                                   ------------
                                         PAR
                                        (000)
                                      ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.8%
    Federal Home Loan Bank
      1.50%, 01/03/00
    (Cost $3,958,670)...............  $    3,959      3,958,670
                                                   ------------
TOTAL INVESTMENTS -- 104.8%
  (Cost $168,027,509)...............                227,893,978
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (4.8)%..................                (10,496,975)
                                                   ------------
NET ASSETS -- 100.0%................               $217,397,003
                                                   ============

                                       92
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AST FOUNDERS PASSPORT PORTFOLIO
--------------------------------------------------------------------------------

Foreign currency exchange contracts outstanding at December 31, 1999:

                                              IN                        UNREALIZED
SETTLEMENT                 CONTRACTS       EXCHANGE      CONTRACTS    APPRECIATION/
  MONTH      TYPE          TO RECEIVE         FOR        AT VALUE     (DEPRECIATION)
------------------------------------------------------------------------------------
01/00        Buy    AUD       1,253,090   $   819,521   $   822,853      $  3,332
01/00        Buy    CHF         820,347       514,418       515,468         1,050
01/00        Buy    EUR       2,975,897     2,999,759     2,998,054        (1,705)
01/00        Buy    GBP         174,359       281,636       281,631            (5)
01/00        Buy    HKD       6,077,011       782,011       781,750          (261)
01/00        Buy    IDR  10,528,028,501     1,523,391     1,501,930       (21,461)
01/00        Buy    JPY     504,629,595     4,950,576     4,943,065        (7,511)
01/00        Buy    SGD       1,333,724       801,759       801,027          (732)
                                          -----------   -----------      --------
                                          $12,673,071   $12,645,778      ($27,293)
                                          ===========   ===========      ========

                                         IN
SETTLEMENT               CONTRACTS    EXCHANGE   CONTRACTS    UNREALIZED
  MONTH      TYPE        TO DELIVER     FOR      AT VALUE    APPRECIATION
-------------------------------------------------------------------------
01/00        Sell   GBP   441,548     $713,762   $713,198        $564
                                      ========   ========        ====

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 1999. Percentages are based on net assets.

INDUSTRY
--------
Advertising...........................................   0.4%
Automobile Manufacturers..............................   0.3%
Automotive Parts......................................   0.4%
Beverages.............................................   0.4%
Broadcasting..........................................   1.7%
Building Materials....................................   0.2%
Business Services.....................................  12.3%
Clothing & Apparel....................................   0.4%
Computer Hardware.....................................   1.8%
Computer Services & Software..........................  24.5%
Conglomerates.........................................   1.0%
Construction..........................................   0.2%
Consumer Products & Services..........................   4.5%
Electronic Components & Equipment.....................   7.9%
Entertainment & Leisure...............................   0.9%
Financial Services....................................   2.4%
Food..................................................   1.2%
Hotels & Motels.......................................   0.6%
Industrial Products...................................   0.4%
Machinery & Equipment.................................   1.5%
Metals & Mining.......................................   0.3%
Office Equipment......................................   0.6%
Pharmaceuticals.......................................   0.6%
Printing & Publishing.................................   2.1%
Real Estate...........................................   0.8%
Retail & Merchandising................................   6.0%
Semiconductors........................................   4.5%
Telecommunications....................................  19.5%
Transportation........................................   0.3%
Utilities.............................................   1.4%
                                                        ----
Total.................................................  99.1%
                                                        ====

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 7.5% of net assets.

See Notes to Financial Statements.

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 87.2%
BUILDING & REAL ESTATE -- 3.6%
    Archstone Communities Trust
      [REIT].........................     19,285   $    395,343
    Camden Property Trust............     30,100        823,988
    Kilroy Realty Corp. .............     27,000        594,000
    Post Properties, Inc. [REIT].....     24,000        917,999
    United Dominion Realty Trust
      [REIT].........................     22,000        217,250
    Weeks Corp. .....................     39,330        766,935
                                                   ------------
                                                      3,715,515
                                                   ------------
BUILDING MATERIALS -- 0.5%
    Martin Marietta Materials,
      Inc. ..........................     12,500        512,500
                                                   ------------
CHEMICALS -- 5.0%
    Bush Boake Allen, Inc.*..........     41,400      1,016,888
    Grace, (W.R.) & Co.*.............     60,800        843,600
    Millennium Chemicals, Inc. ......     61,500      1,214,624
    Octel Corp.*.....................     77,375        802,766
    Olin Corp. ......................     32,800        649,850
    Union Carbide Corp. .............      8,000        534,000
                                                   ------------
                                                      5,061,728
                                                   ------------
CONTAINERS & PACKAGING -- 1.0%
    Smurfit-Stone Container Corp.*...     43,600      1,068,200
                                                   ------------
DIVERSIFIED METALS -- 2.5%
    Nucor Corp. .....................     21,500      1,178,469
    Reynolds Metals Co. .............     18,200      1,394,575
                                                   ------------
                                                      2,573,044
                                                   ------------
DIVERSIFIED RESOURCES -- 2.0%
    Burlington Northern Santa Fe
      Corp. .........................     17,900        434,075
    IMC Global, Inc. ................     95,800      1,568,725
                                                   ------------
                                                      2,002,800
                                                   ------------
ENERGY SERVICES -- 4.3%
    Coflexip SA [ADR]................     25,500        969,000
    Halliburton Co. .................      4,600        185,150
    Layne Christensen Co.*...........     45,000        326,250
    McDermott International, Inc. ...    124,500      1,128,281
    Niagara Mohawk Holdings, Inc.*...    131,300      1,829,994
                                                   ------------
                                                      4,438,675
                                                   ------------
ENVIRONMENTAL SERVICES -- 1.0%
    TETRA Technologies, Inc.*........     35,000        253,750
    Waste Management, Inc. ..........     47,000        807,813
                                                   ------------
                                                      1,061,563
                                                   ------------
HOTELS & MOTELS -- 0.2%
    Hilton Hotels Corp. .............     26,400        254,100
                                                   ------------
INTEGRATED PETROLEUM -- 13.3%
    Amerada Hess Corp. ..............     52,100      2,956,674
    Atlantic Richfield Co. ..........     12,900      1,115,850
    Chevron Corp. ...................     14,052      1,217,255
    Norsk Hydro AS [ADR].............     18,000        769,500
    Occidental Petroleum Corp. ......     55,000      1,189,375
    Royal Dutch Petroleum Co. .......     50,000      3,021,874

                                        SHARES        VALUE
                                        ------        -----
    Texaco, Inc. ....................     39,000   $  2,118,188
    USX-Marathon Group, Inc. ........     46,000      1,135,625
                                                   ------------
                                                     13,524,341
                                                   ------------
MACHINERY & EQUIPMENT -- 3.3%
    Baker Hughes, Inc. ..............    133,200      2,805,525
    Smith International, Inc.*.......     11,800        586,313
                                                   ------------
                                                      3,391,838
                                                   ------------
METALS & MINING -- 6.4%
    Aber Resources Ltd.*.............     20,700        129,375
    Alcan Aluminium Ltd. ............     25,000      1,029,688
    Allegheny Technologies, Inc. ....     58,000      1,301,375
    Cleveland-Cliffs, Inc. ..........     29,000        902,625
    Inco Ltd.*.......................     32,500        282,344
    Inco Ltd. Cl-VBN*................     95,800      2,251,299
    Lihir Gold Ltd. [ADR]*...........     45,000        652,500
                                                   ------------
                                                      6,549,206
                                                   ------------
NON-FERROUS METALS -- 2.3%
    Phelps Dodge Corp. ..............     34,950      2,346,019
                                                   ------------
OIL & GAS -- 24.1%
    Anadarko Petroleum Corp. ........     15,500        528,938
    BJ Services Co.*.................    105,800      4,423,762
    BP Amoco PLC [ADR]...............     14,400        854,100
    Burlington Resources, Inc. ......     27,900        922,444
    Devon Energy Corp. ..............      9,635        316,751
    Diamond Offshore Drilling,
      Inc. ..........................      4,000        122,250
    Exxon Mobil Corp. ...............     33,109      2,667,343
    Global Industries Ltd.*..........     15,000        129,375
    Helmerich & Payne, Inc. .........     40,000        872,500
    Key Energy Services, Inc.*.......    285,000      1,478,438
    Kinder Morgan, Inc. .............     17,500        353,281
    Mitchell Energy & Development
      Corp. Cl-B.....................     46,800      1,009,125
    Murphy Oil Corp. ................     25,000      1,434,375
    Nicor, Inc. .....................     17,000        552,500
    Questar Corp.*...................     31,000        465,000
    Santa Fe Energy Resources,
      Inc.*..........................    111,100        888,800
    Schlumberger Ltd. ...............     18,688      1,051,200
    Seacor Smit, Inc.*...............      9,000        465,750
    Total SA [ADR]...................     35,075      2,428,877
    Union Pacific Resources Group,
      Inc. ..........................     53,000        675,750
    Unocal Corp. ....................     29,500        990,094
    Valero Energy Corp. .............     29,600        588,300
    Vastar Resources, Inc. ..........     22,500      1,327,500
                                                   ------------
                                                     24,546,453
                                                   ------------
PAPER & FOREST PRODUCTS -- 8.7%
    Abitibi-Consolidated, Inc. ......     67,000        795,625
    Champion International Corp. ....      4,000        247,750
    Consolidated Papers, Inc. .......     45,000      1,431,563
    Domtar, Inc. ....................     71,300        837,775
    Fort James Corp. ................     59,600      1,631,549
    Jefferson Smurfit Group [ADR]....     20,000        580,000
    Kimberly-Clark Corp. ............     12,300        802,575

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Potlatch Corp. ..................      2,500   $    111,563
    Weyerhaeuser Co. ................     33,600      2,412,899
                                                   ------------
                                                      8,851,299
                                                   ------------
PETROLEUM EXPLORATION & PRODUCTION -- 0.9%
    Barrett Resources Corp.*.........     10,600        312,038
    Ocean Energy, Inc.*..............     83,880        650,070
                                                   ------------
                                                        962,108
                                                   ------------
PRECIOUS METALS -- 6.3%
    Barrick Gold Corp. ..............     22,000        389,125
    Battle Mountain Gold Co. ........    478,000        985,875
    Gold Fields Ltd. [ADR]...........    115,631        523,953
    Newmont Mining Corp. ............    183,324      4,491,438
                                                   ------------
                                                      6,390,391
                                                   ------------
REAL ESTATE -- 0.3%
    Security Capital ADR*............     25,000        351,563
                                                   ------------
TRANSPORTATION -- 0.5%
    Overseas Shipholding Group,
      Inc. ..........................     33,000        488,813
                                                   ------------
UTILITIES -- 1.0%
    Unisource Energy Corp. ..........     90,000      1,006,875
                                                   ------------
TOTAL COMMON STOCK (Cost
  $86,579,192).......................                89,097,031
                                                   ------------
PREFERRED STOCK -- 2.3%
BUILDING & REAL ESTATE -- 0.9%
    Rouse Co. $3.00 Cl-B.............     29,000        946,125
                                                   ------------
METALS & MINING -- 0.8%
    Kinam Gold, Inc. $3.75 Cl-B......     32,000        844,000
                                                   ------------
PRECIOUS METALS -- 0.6%
    Battle Mountain Gold $3.25.......     22,900        588,244
                                                   ------------
TOTAL PREFERRED STOCK (Cost
  $3,179,363)........................                 2,378,369
                                                   ------------
FOREIGN STOCK -- 7.4%
METALS & MINING -- 3.6%
    Broken Hill Proprietary Co.
      Ltd. -- (AUD)..................     15,000        197,110
    Franco Nevada Mining Corp. --
      (CAD)*.........................     57,820        893,236

                                        SHARES        VALUE
                                        ------        -----
    Lihir Gold Ltd. -- (AUD)*........  1,720,000   $  1,254,344
    Lonrho Africa PLC -- (GBP).......    203,159        101,730
    Rio Tinto PLC -- (GBP)...........     51,000      1,231,586
                                                   ------------
                                                      3,678,006
                                                   ------------
NON-FERROUS METALS -- 0.2%
    Bougainville Copper
      Ltd. -- (AUD)*.................  1,496,992        172,117
                                                   ------------
PRECIOUS METALS -- 3.6%
    Gencor Ltd. -- (ZAR).............    378,000      1,642,811
    Gold Fields Ltd. -- (ZAR)........    403,113      1,948,433
    Goldfields Ltd. -- (AUD).........    181,200        129,763
                                                   ------------
                                                      3,721,007
                                                   ------------
TOTAL FOREIGN STOCK (Cost
  $6,938,903)........................                 7,571,130
                                                   ------------
                                          PAR
                                         (000)
                                         -----
CORPORATE OBLIGATIONS -- 0.5%
METALS & MINING
    Teck Corp. 3.75%, 07/15/06
    (Cost $563,623)..................  $     750        555,000
                                                   ------------
                                        SHARES
                                        ------
    Temporary Investment Cash Fund
    (Cost $4,298,021)................  4,298,021      4,298,021
                                                   ------------
TOTAL INVESTMENTS -- 101.6% (Cost
  $101,559,102)......................               103,899,551
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.6)%...................                (1,674,479)
                                                   ------------
NET ASSETS -- 100.0%.................              $102,225,072
                                                   ============

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                                         (000)        VALUE
                                         -----        -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 16.7%
    Federal Home Loan Mortgage Corp.
      8.50%, 01/01/25................  $   6,071   $  6,236,284
      8.75%, 10/01/01................        482        491,104
                                                   ------------
                                                      6,727,388
                                                   ------------
    Federal National Mortgage Assoc.
      6.045%, 03/01/17...............      2,065      2,023,403
      6.335%, 05/01/25...............        838        839,603
      6.50%, 05/18/23-01/19/30.......      4,557      4,488,862
      7.185%, 01/01/25...............        127        130,232
      7.50%, 01/25/22-10/01/22.......     15,630     15,517,593
                                                   ------------
                                                     22,999,693
                                                   ------------
    Government National Mortgage
      Assoc.
      6.125%, 11/20/26...............      9,894     10,085,698
      6.375%, 03/20/24-02/20/28......     14,374     14,529,703
      6.50%, 06/20/28-06/20/28.......     10,600      9,284,952
      6.625%, 07/20/24...............        222        225,060
      6.75%, 07/20/17-09/20/17.......        610        619,221
      7.00%, 01/15/24-07/15/25.......      1,791      1,730,703
                                                   ------------
                                                     36,475,337
                                                   ------------
    Student Loan Marketing Assoc.
      5.26%, 04/25/04 [FRN]..........      1,874      1,869,974
                                                   ------------
      (Cost $69,566,719).............                68,072,392
                                                   ------------
U.S. TREASURY OBLIGATIONS -- 4.1%
    U.S. Treasury Bills
      4.70%, 02/17/00#...............        590        586,223
                                                   ------------
    U.S. Treasury Inflationary Bonds
      3.625%, 07/15/02-01/15/08......     15,000     15,604,869
                                                   ------------
    U.S. Treasury Notes
      5.50%, 02/29/00#...............        500        500,236
                                                   ------------
      (Cost $16,572,496).............                16,691,328
                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 22.5%
    Amersco Residential Securities
      Mortgage Loan
      Series 1998-2 Cl-A1
      6.50%, 11/25/15................        203        201,954
    Chase Credit Card Master Trust
      Series 1997-3 Cl-A
      6.777%, 05/15/07...............      7,446      7,436,535
    Chase Series 1999-S8 Cl-A1
      6.35%, 06/25/29................     13,000     12,803,174
    Delta Funding Home Equity Loan
      Trust Series 1998-1 Cl-A1A
      6.28%, 05/25/30................      2,319      2,284,792
    Duck Auto Grantor Trust
      1999-A 144A
      5.65%, 03/15/04................      3,203      3,183,564
    Federal Home Loan Mortgage Corp.
      Series 1371 Cl-PG
      5.80%, 08/15/19................      3,510      3,490,558

                                          PAR
                                         (000)        VALUE
                                         -----        -----
    Federal Home Loan Mortgage Corp.
      Series 1725 Cl-B
      7.00%, 10/15/20................  $   9,183   $  9,149,457
    Federal National Mortgage Assoc.
      Series 1996-39 Cl-H
      8.00%, 11/25/23................      1,882      1,915,698
    First Plus Home Loan Trust Series
      1998-5 Cl-A3 [VR]
      6.06%, 11/10/11................      8,000      7,975,320
    Government National Mortgage
      Assoc. Series 1997-1 Cl-A
      7.25%, 12/16/23................      3,729      3,719,834
    Green Tree Financial Corp.
      1999-5 A2
      6.77%, 04/01/31................     10,600     10,531,153
    Green Tree Financial Corp.
      1999-5 A3
      6.97%, 04/01/31................      6,000      5,949,510
    Green Tree Home Equity Loan Trust
      Series 1999-A Cl-A1
      5.59%, 02/15/13................      2,464      2,451,536
    Green Tree Home Improvement Loan
      Trust Series 1998-D Cl-HIA2
      5.94%, 06/15/29................      1,440      1,438,598
    Merrill Lynch Mortgage Investors,
      Inc. Cl-B
      7.069%, 06/15/21...............        708        696,868
    Norwest Asset Securities Corp.
      Series 1998-27 Cl-A
      6.25%, 11/25/13................      2,642      2,534,515
    PP&L Transition Bonds Series
      1999-1 Cl-A1
      6.08%, 03/25/03................      3,595      3,581,052
    Residential Accredit Loans, Inc.
      Series 1997-QS8 Cl-A9
      7.375%, 08/25/27...............      2,000      1,991,121
    Residential Funding Mortgage
      Securities II Series 1993-S20
      Cl-A8
      6.982%, 06/25/08...............      2,800      2,778,342
    Residential Funding Mortgage
      Securities II Series 1997-S6
      Cl-A5
      7.00%, 05/25/12................      2,687      2,532,524
    The Money Store Residential Trust
      Series 1998-I Cl-A3
      6.215%, 02/15/11...............      3,000      2,991,135
    Travelers Mortgage Securities
      Corp. Series 1984-1 Cl-Z2
      12.00%, 03/01/14...............      1,773      1,898,619
                                                   ------------
      (Cost $92,753,790).............                91,535,859
                                                   ------------
CORPORATE OBLIGATIONS -- 50.0%
AEROSPACE -- 3.7%
    Lockheed Martin Corp.
      6.85%, 05/15/01................     15,000     14,887,500
                                                   ------------

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                                         (000)        VALUE
                                         -----        -----
AUTOMOBILE MANUFACTURERS -- 1.2%
    Ford Motor Credit Co.
      5.79%, 03/21/01................  $   5,000   $  5,011,210
                                                   ------------
BUILDING MATERIALS -- 0.7%
    Cemex SA 144A
      8.50%, 08/31/00................      3,000      3,044,100
                                                   ------------
BUSINESS SERVICES -- 2.4%
    Cox Enterprises 144A
      6.625%, 06/14/02...............     10,000      9,837,500
                                                   ------------
CONGLOMERATES -- 0.1%
    Philip Morris Companies, Inc.
      9.25%, 02/15/00................        500        501,875
                                                   ------------
ENTERTAINMENT & LEISURE -- 0.3%
    Time Warner, Inc. 144A
      6.10%, 12/30/01................      1,250      1,225,000
                                                   ------------
FINANCIAL SERVICES -- 24.1%
    Bear Stearns Co. Cl-B [FRN]
      6.224%, 02/06/01...............        700        701,663
    Beneficial Corp. Cl-H [FRN]
      5.559%, 01/09/02...............      5,000      4,994,660
    Chrysler Financial Corp. [FRN]
      5.579%, 01/30/02...............      4,000      3,991,940
    First Union Corp. [FRN]
      5.434%, 07/22/03...............      4,550      4,545,118
    General Motors Acceptance Corp.
      7.125%, 05/01/01...............      2,000      2,005,000
    Goldman Sachs Group 144A
      7.125%, 03/01/03...............      1,000        992,500
    Household Finance Corp.
      7.625%, 06/28/00...............     15,000     15,150,000
      5.249%, 05/24/02 [VR]..........     30,000     29,960,279
    Lehman Brothers Holdings, Inc.
      6.375%, 05/07/02 [FRN].........      1,200      1,176,000
      6.11%, 07/15/02................        500        501,535
      7.00%, 05/15/03................      2,500      2,462,500
    Merrill Lynch & Co., Inc. [FRN]
      5.76%, 01/11/02................      5,000      5,014,065
      5.783%, 05/30/03...............      5,000      5,000,000
    Nacional Financiera [FRN] 144A
      8.693%, 06/01/00...............      4,875      4,850,625
    NationsBank Corp.
      8.625%, 11/15/03...............      1,000      1,046,250
    New England Educational
      Loan Marketing Assoc.
      Cl-B [FRN] 144A
      5.27%, 03/13/00................      5,000      4,998,280
    Salomon, Inc.
      7.50%, 02/01/03................      1,000      1,007,500
    Transamerica Financial Corp.
      7.25%, 08/15/02................     10,000     10,012,500
                                                   ------------
                                                     98,410,415
                                                   ------------
INDUSTRIAL PRODUCTS -- 1.2%
    Amerco
      7.20%, 04/01/02................      5,000      4,794,750
                                                   ------------

                                          PAR
                                         (000)        VALUE
                                         -----        -----
INSURANCE -- 2.7%
    Gold Eagle Capital 144A
      11.453%, 04/16/01..............  $   3,000   $  2,999,063
    Marsh & McLennan Companies, Inc.
      6.625%, 06/15/04...............      8,000      7,820,000
                                                   ------------
                                                     10,819,063
                                                   ------------
OIL & GAS -- 1.0%
    Gulf Canada Resources Ltd.
      9.25%, 01/15/04................      3,000      3,000,000
    Occidental Petroleum Corp.
      6.40%, 04/01/03................      1,000        968,750
                                                   ------------
                                                      3,968,750
                                                   ------------
PAPER & FOREST PRODUCTS -- 0.4%
    International Paper Co.
      6.125%, 11/01/03...............      1,500      1,428,750
                                                   ------------
RETAIL & MERCHANDISING -- 0.8%
    Kmart Corp.
      8.00%, 12/13/01................      3,150      3,130,313
                                                   ------------
TELECOMMUNICATIONS -- 3.7%
    AT&T Capital Corp. Cl-F
      6.25%, 05/15/01................     10,000      9,912,500
    TCI Communications, Inc. [FRN]
      5.985%, 03/11/00...............      5,000      5,048,000
                                                   ------------
                                                     14,960,500
                                                   ------------
UTILITIES -- 7.7%
    Cleveland Electric Illuminating
      Co.
      7.625%, 08/01/02...............      2,100      2,069,907
    Connecticut Light & Power Co.
      7.875%, 06/01/01...............      2,000      2,010,000
    Detroit Edison Co.
      6.75%, 03/17/03................      5,000      4,887,500
    KN Energy, Inc.
      6.45%, 11/30/01................     10,000      9,837,499
    Nevada Power Co.
      6.20%, 04/15/04................      4,500      4,258,125
    Texas Utilities Co.
      6.62%, 07/01/01................      3,411      3,410,837
    United Illuminating Co.
      6.25%, 12/15/02................      5,000      4,812,500
                                                   ------------
                                                     31,286,368
                                                   ------------
TOTAL CORPORATE OBLIGATIONS (Cost
  $205,894,101)......................               203,306,094
                                                   ------------
SOVEREIGN ISSUES -- 3.8%
ARGENTINA -- 1.4%
    Republic of Argentina
      12.12%, 04/10/05 [FRB, BRB]....      4,000      3,680,000
      14.25%, 05/30/00 [VR]..........      2,000      1,980,000
                                                   ------------
                                                      5,660,000
                                                   ------------
CANADA -- 0.3%
    Hydro-Quebec
      9.00%, 03/07/01................      1,000      1,021,500
                                                   ------------

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                                         (000)        VALUE
                                         -----        -----
KOREA -- 2.1%
    Korea Development Bank
      7.125%, 09/17/01...............  $   8,902   $  8,835,235
                                                   ------------
TOTAL SOVEREIGN ISSUES (Cost
  $15,830,623).......................                15,516,735
                                                   ------------
                                       PRINCIPAL
                                       IN LOCAL
                                       CURRENCY
                                         (000)
                                       ---------
FOREIGN BONDS -- 2.9%
NEW ZEALAND -- 0.6%
    Inter-American Development Bank
      5.75%, 04/15/04................      4,900      2,386,788
                                                   ------------
UNITED KINGDOM -- 2.3%
    United Mexican States
      5.875%, 12/31/19...............     10,000      9,369,000
                                                   ------------
TOTAL FOREIGN BONDS (Cost
  $11,154,637).......................                11,755,788
                                                   ------------
                                        SHARES
                                        ------
SHORT-TERM INVESTMENTS -- 2.8%
    Temporary Investment Cash Fund...  5,611,226      5,611,226
    Temporary Investment Fund........  5,611,225      5,611,225
                                                   ------------
    (Cost $11,222,451)...............                11,222,451
                                                   ------------
TOTAL INVESTMENTS -- 102.8% (Cost
  $422,994,817)......................               418,100,647
                                                   ------------
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (2.8)%.............               (11,497,086)
                                                   ------------
NET ASSETS -- 100.0%.................              $406,603,561
                                                   ============

Foreign currency exchange contracts outstanding at December 31, 1999:

                                             IN
SETTLEMENT                 CONTRACTS      EXCHANGE    CONTRACTS     UNREALIZED
  MONTH      TYPE         TO DELIVER        FOR        AT VALUE    APPRECIATION
-------------------------------------------------------------------------------
01/00        Sell   NZD      4,855,000   $2,544,627   $2,533,660     $10,967
                                         ==========   ==========     =======

# Securities with an aggregate market value of $1,082,822 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1999:

                                              NUMBER
                          EXPIRATION            OF        UNREALIZED
      DESCRIPTION           MONTH            CONTRACTS   DEPRECIATION
---------------------------------------------------------------------
Euro Dollar.............    09/00      EUR      115        $ 90,813
Euro Dollar.............    12/00      EUR      190         126,313
                                                           --------
                                                           $217,126
                                                           ========

Credit default swap agreements outstanding at December 31, 1999:

                                              NOTIONAL
                           EXPIRATION          AMOUNT     UNREALIZED
       DESCRIPTION           MONTH             (000)     DEPRECIATION
---------------------------------------------------------------------
Credit default swap on
  Republic of Argentina
  Bonds
  5.70%..................    03/01             $2,100      $63,783
  6.15%..................    03/01                900       34,018
                                                           -------
                                                           $97,801
                                                           =======

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 6.4% of net assets.

See Notes to Financial Statements.

AST OPPENHEIMER LARGE-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 90.7%
BROADCASTING -- 1.8%
    Infinity Broadcasting Corp.* ...     178,700   $  6,466,706
                                                   ------------
CLOTHING & APPAREL -- 1.6%
    Abercrombie & Fitch Co.
      Cl-A* ........................      97,300      2,596,694
    Intimate Brands, Inc. ..........      71,700      3,092,062
                                                   ------------
                                                      5,688,756
                                                   ------------
COMPUTER HARDWARE -- 4.0%
    Apple Computer, Inc.* ..........      35,000      3,598,438
    Dell Computer Corp.* ...........      80,400      4,100,400
    EMC Corp.* .....................      61,700      6,740,725
                                                   ------------
                                                     14,439,563
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 13.9%
    America Online, Inc.* ..........      80,000      6,035,000
    At Home Corp.* .................      62,300      2,671,113
    Cisco Systems, Inc.* ...........     121,000     12,962,125
    Citrix Systems, Inc.* ..........      40,000      4,920,000
    Compuware Corp.* ...............      96,000      3,576,000
    Microsoft Corp.* ...............     123,000     14,360,249
    USWeb Corp.* ...................      50,000      2,221,875
    VERITAS Software Corp.* ........      30,000      4,293,750
                                                   ------------
                                                     51,040,112
                                                   ------------
CONGLOMERATES -- 3.6%
    Tyco International Ltd. ........     335,200     13,030,900
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 8.6%
    E-Tek Dynamics, Inc.* ..........      66,000      8,885,250
    Optical Coating Laboratory,
      Inc. .........................      15,000      4,440,000
    Sanmina Corp.* .................      20,000      1,997,500
    Solectron Corp.* ...............      53,300      5,070,163
    Tandy Corp.* ...................     220,100     10,826,168
                                                   ------------
                                                     31,219,081
                                                   ------------
ENTERTAINMENT & LEISURE -- 1.4%
    Royal Caribbean Cruises Ltd. ...     100,000      4,931,250
                                                   ------------
FINANCIAL-BANK & TRUST -- 0.8%
    Fifth Third Bancorp.............      39,700      2,912,988
                                                   ------------
FINANCIAL SERVICES -- 0.9%
    Citigroup, Inc. ................      60,900      3,383,756
                                                   ------------
HEALTHCARE SERVICES -- 3.3%
    Amgen, Inc.* ...................     203,000     12,192,688
                                                   ------------
INSURANCE -- 0.4%
    American International Group,
      Inc. .........................      15,000      1,621,875
                                                   ------------
OIL & GAS -- 2.6%
    Exxon Mobil Corp. ..............     116,238      9,364,424
                                                   ------------
PHARMACEUTICALS -- 6.8%
    Biogen, Inc.* ..................      77,000      6,506,500
    Genentech, Inc.* ...............      20,000      2,690,000

                                        SHARES        VALUE
                                        ------        -----
    IDEC Pharmaceuticals Corp.* ....      80,000   $  7,860,000
    Immunex Corp.* .................      20,000      2,186,250
    Waters Corp.* ..................     106,000      5,618,000
                                                   ------------
                                                     24,860,750
                                                   ------------
PRINTING & PUBLISHING -- 2.4%
    Lexmark International Group,
      Inc. Cl-A* ...................      96,000      8,688,000
                                                   ------------
RETAIL & MERCHANDISING -- 12.2%
    Bed, Bath & Beyond, Inc.* ......      38,000      1,320,500
    Best Buy Co., Inc.* ............     138,200      6,935,913
    CVS Corp. ......................     128,000      5,112,000
    Home Depot, Inc. ...............     137,850      9,451,340
    Kohl's Corp.* ..................     104,200      7,521,938
    Tiffany & Co. ..................      98,000      8,746,499
    Wal-Mart Stores, Inc. ..........      77,300      5,343,363
                                                   ------------
                                                     44,431,553
                                                   ------------
SEMICONDUCTORS -- 15.4%
    Intel Corp. ....................      86,000      7,078,875
    JDS Uniphase Corp.* ............     240,000     38,714,999
    LSI Logic Corp.* ...............      60,000      4,050,000
    Vitesse Semiconductor Corp.* ...     125,000      6,554,688
                                                   ------------
                                                     56,398,562
                                                   ------------
TELECOMMUNICATIONS -- 7.8%
    BroadWing, Inc. ................     120,000      4,425,000
    Lucent Technologies, Inc. ......      81,000      6,059,813
    MCI WorldCom, Inc.* ............      28,500      1,512,281
    Nortel Networks Corp. ..........     127,600     12,887,600
    Tellabs, Inc.* .................      54,000      3,466,125
                                                   ------------
                                                     28,350,819
                                                   ------------
UTILITIES -- 3.2%
    AES Corp.* .....................      85,000      6,353,750
    Enron Corp. ....................     120,800      5,360,500
                                                   ------------
                                                     11,714,250
                                                   ------------
TOTAL COMMON STOCK
  (Cost $234,765,760)...............                330,736,033
                                                   ------------
SHORT-TERM INVESTMENTS -- 9.2%
    Temporary Investment Cash
      Fund..........................  16,727,634     16,727,634
    Temporary Investment Fund.......  16,727,634     16,727,634
                                                   ------------
    (Cost $33,455,268)..............                 33,455,268
                                                   ------------
TOTAL INVESTMENTS -- 99.9% (Cost
  $268,221,028).....................                364,191,301
OTHER ASSETS LESS
  LIABILITIES -- 0.1%...............                    262,375
                                                   ------------
NET ASSETS -- 100.0%................               $364,453,676
                                                   ============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST JANUS OVERSEAS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
FOREIGN STOCK -- 81.0%
ARGENTINA -- 0.1%
    Telefonica SA [ADR]*...........     19,361   $    1,525,889
                                                 --------------
AUSTRALIA -- 0.1%
    Melbourne It Limited*..........    180,030        1,008,808
                                                 --------------
BRAZIL -- 1.5%
    Petroleo Brasileiro SA
      [ADR]*.......................    134,245        3,443,114
    Telecomunicacoes Brasileiras SA
      Pfd. [ADR]...................    125,135       16,079,848
    Telesp Celular Participacoes SA
      [ADR]*.......................    104,865        4,443,654
                                                 --------------
                                                     23,966,616
                                                 --------------
CANADA -- 5.0%
    BCE, Inc. .....................     51,183        4,650,260
    Bombardier, Inc. Cl-B..........    300,230        6,166,830
    Celestica, Inc.*...............     10,946          612,703
    Corus Entertainment, Inc.*.....    186,694        3,815,361
    Le Groupe Videotron Ltee.......    497,651        8,446,449
    Nortel Networks Corp. .........    303,095       30,612,595
    Rogers Communications, Inc. Cl-B*...   647,416     15,832,203
    Shaw Communications, Inc.
      Cl-B.........................    218,386        7,208,932
                                                 --------------
                                                     77,345,333
                                                 --------------
FINLAND -- 7.1%
    Nokia AB Oyj...................    265,389       48,111,612
    Nokia Corp. Cl-A [ADR].........    197,190       37,466,100
    Sonera Group Oyj...............    269,908       18,498,579
    Tieto Corp. Cl-B...............    106,480        6,648,968
                                                 --------------
                                                    110,725,259
                                                 --------------
FRANCE -- 3.8%
    Atos SA*.......................     93,415       15,486,059
    Cap Gemini SA..................     39,117        9,927,973
    Carrefour Supermarche SA.......     38,827        7,160,060
    STMicroelectronics NV..........     55,981        8,615,064
  STMicroelectronics NV NY Reg. ...      1,490          225,642
    Total Fina SA Cl-B.............     74,917        9,997,485
    Vivendi........................     85,393        7,710,225
                                                 --------------
                                                     59,122,508
                                                 --------------
GERMANY -- 5.3%
    EM.TV & Merchandising AG.......     31,000        2,045,020
    Intershop Communications AG*...     43,520       12,448,061
    Mannesmann AG..................    185,272       44,857,880
    Marschollek, Lautenschlaeger
      und Partner AG Non-Voting
      Pfd. ........................     29,790        8,910,897
    Porsche AG Pfd. ...............      5,345       14,534,696
                                                 --------------
                                                     82,796,554
                                                 --------------
HONG KONG -- 4.7%
    China Telecom Ltd. [ADR]*......    445,660       57,295,164
    Legend Holdings Ltd............  6,498,000       16,133,196
                                                 --------------
                                                     73,428,360
                                                 --------------
INDIA -- 0.4%
    Reliance Industries [GDR]
      144A.........................    437,713        6,259,296
                                                 --------------

                                      SHARES         VALUE
                                      ------         -----
ISRAEL -- 1.9%
    Check Point Software
      Technologies Ltd. ...........     86,855   $   17,262,431
    Partner Communications Co. Ltd.
      [ADR]*.......................    493,970       12,781,474
                                                 --------------
                                                     30,043,905
                                                 --------------
ITALY -- 1.3%
    Banca Popolare di Brescia......     91,311        8,079,032
    Gucci Group Designs............      9,296        1,072,003
    Telecom Italia Mobile SPA......    788,881        8,811,250
    Unicredito Italiano SPA........    539,168        2,649,955
                                                 --------------
                                                     20,612,240
                                                 --------------
JAPAN -- 18.6%
    Fuji Bank Ltd..................  1,206,000       11,721,229
    Fujitsu Ltd. ..................    194,000        8,848,390
    Furukawa Electric Co.*.........     23,000          348,928
    Internet Initiative, Inc.
      [ADR]*.......................     28,875        2,806,289
    Ito-Yokado Co. Ltd. ...........     61,000        6,627,190
    Kirin Brewery Co. Ltd. ........    194,000        2,041,206
    Matsushita Communication
      Industrial Co. Ltd...........     14,000        3,699,716
    NEC Corp. .....................    428,000       10,200,450
    Nippon Telegraph & Telephone
      Corp. .......................        363        6,217,579
    NTT Data Corp. ................        465       10,695,410
    NTT Mobile Communication
      Network, Inc. ...............      2,666      102,548,497
    Rohm Co. Ltd. .................      8,100        3,393,168
    Softbank Corp..................     47,700       45,659,782
    Sony Corp. ....................    129,700       38,464,422
    Takeda Chemical Industries
      Ltd. ........................    232,000       11,467,163
    Tokio Marine & Fire Insurance
      Co. Ltd. ....................    361,000        4,222,326
    Tyco International Ltd. .......    392,735       15,267,573
    Yamanouchi Pharmaceutical Co.
      Ltd..........................     68,000        2,376,040
                                                 --------------
                                                    286,605,358
                                                 --------------
KOREA -- 2.9%
    Dacom Corp.*...................     28,500       14,682,959
    Korea Thrunet Co. Ltd.
      [ADR]*.......................     17,755        1,205,121
    SK Telecom Co. Ltd. [ADR]......    760,017       29,165,669
                                                 --------------
                                                     45,053,749
                                                 --------------
MEXICO -- 1.8%
    Grupo Televisa SA [GDR]*.......    136,815        9,337,624
    Telefonos de Mexico SA Cl-L
      [ADR]........................    159,440       17,937,000
                                                 --------------
                                                     27,274,624
                                                 --------------
NETHERLANDS -- 8.0%
    ASM Lithography Holding NV*....     51,252        5,693,520
    ASM Lithography Holding NV NY
      Reg.*........................     50,550        5,750,063
    Equant NV*.....................     14,723        1,671,147
    Equant NV NY Reg.*.............     27,325        3,060,400
    Getronics NV...................    228,170       18,200,285

AST JANUS OVERSEAS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
    Gucci Group NV NY Reg. ........    125,459   $   14,365,056
    Koninklijke (Royal) Philips
      Electronics NV...............     83,573       11,363,033
    Koninklijke (Royal) Philips
      Electronics NV NY Reg. ......    101,438       13,694,130
    KPNQwest NV*...................    173,936       11,579,383
    TNT Post Group NV..............    335,893        9,624,490
    United Pan-Europe
      Communications NV*...........    123,817       15,837,202
    Versatel Telecom International
      NV*..........................    377,644       13,312,056
                                                 --------------
                                                    124,150,765
                                                 --------------
PORTUGAL -- 0.2%
    PT MULTIMEDIA -- Servicos de
      Telecomunicacoes e Multimedia
      SGPS SA 144A*................     58,725        3,287,275
                                                 --------------
SINGAPORE -- 1.2%
    Datadraft Asia Ltd.............    600,135        4,981,121
    Development Bank of
      Singapore....................    382,627        6,271,821
    Singapore Press Holdings
      Ltd. ........................    323,000        7,001,080
                                                 --------------
                                                     18,254,022
                                                 --------------
SPAIN -- 2.7%
    Argentaria Caja Postal Y Banco
      Hipotecario de Espana SA.....    132,632        3,116,431
    Banco Bilbao Vizcaya SA........    279,407        3,979,066
    Telefonica SA..................  1,323,238       33,050,965
    Terra Networks SA*.............     19,709        1,076,859
                                                 --------------
                                                     41,223,321
                                                 --------------
SWEDEN -- 3.3%
    Assa Abloy AB Cl-B.............    661,689        9,293,822
    Ericsson, (L.M.) Telephone Co.
      [ADR]........................    187,216       12,297,751
    Ericsson, (L.M.) Telephone Co.
      Cl-B.........................    169,286       10,883,808
    Information Highway AB.........     10,018        1,660,247
    Nocom AB CL-B*.................     38,834          926,575
    Securitas AB Cl-B..............    873,512       15,811,101
                                                 --------------
                                                     50,873,304
                                                 --------------
SWITZERLAND -- 0.3%
    ABB AG*........................     41,882        5,122,476
    Julius Baer Holdings AG Cl-B...         72          217,497
                                                 --------------
                                                      5,339,973
                                                 --------------
TAIWAN -- 0.9%
    Taiwan Semiconductor
   Manufacturing Co. Ltd. [ADR]*...    304,072       13,683,240
                                                 --------------
UNITED KINGDOM -- 9.9%
    Baltimore Technologies PLC*....    114,212        9,454,941
    Capita Group PLC...............    279,706        5,105,443
    CMG PLC........................     79,113        5,823,447

                                      SHARES         VALUE
                                      ------         -----
    Colt Telecom Group PLC*........    631,053   $   32,302,884
    Compass Group PLC..............    587,306        8,063,741
    Energis PLC*...................    267,092       12,830,839
    Hays PLC.......................    505,839        8,056,427
    Logica PLC.....................    393,593       10,153,260
    Orange PLC*....................    181,886        6,140,430
    Prudential Corp. PLC...........    490,464        9,665,408
    Psion PLC......................    101,090        4,408,849
    QXL Ltd.*......................    698,461       16,415,661
    SEMA Group PLC.................    387,685        6,976,176
    Telewest Communications PLC*...  1,484,397        7,918,558
    Vodafone AirTouch PLC..........    787,262        3,900,831
    Vodafone AirTouch PLC [ADR]....    133,025        6,584,738
                                                 --------------
                                                    153,801,633
                                                 --------------
TOTAL FOREIGN STOCK
  (Cost $619,050,853)..............               1,256,382,032
                                                 --------------
U.S. STOCK -- 10.8%
BROADCASTING -- 2.0%
    UnitedGlobalCom, Inc. Cl-A*....    253,680       17,916,150
    UnitedGlobalCom, Inc. Pfd.
      144A*........................    138,415       12,595,765
                                                 --------------
                                                     30,511,915
                                                 --------------
COMPUTER SERVICES & SOFTWARE -- 0.9%
    Comverse Technology, Inc.*.....     65,955        9,546,987
    StarMedia Network, Inc.*.......    105,940        4,244,221
                                                 --------------
                                                     13,791,208
                                                 --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.9%
    Celestica, Inc.*...............    154,330        8,565,315
    Galileo Technology Ltd.*.......    226,110        5,454,904
                                                 --------------
                                                     14,020,219
                                                 --------------
PHARMACEUTICALS -- 0.9%
    QLT PhotoTherapeutics, Inc.*...    228,490       13,423,788
                                                 --------------
PRINTING & PUBLISHING -- 1.8%
    Viacom, Inc. Cl-B*.............    468,580       28,319,804
                                                 --------------
SEMICONDUCTORS -- 2.3%
    Chartered Semiconductor
      Manufacturing*...............    118,715        8,666,195
    JDS Uniphase Corp.*............    176,080       28,403,904
                                                 --------------
                                                     37,070,099
                                                 --------------
TELECOMMUNICATIONS -- 2.0%
    Amdocs Ltd.*...................    348,145       12,011,002
    FirstCom Corp.*................    168,670        6,198,623
    Lumenon Innovative Lightwave
      Technology, Inc.*............      6,710          172,783
    NTL, Inc.*.....................     99,028       12,353,742
                                                 --------------
                                                     30,736,150
                                                 --------------
TOTAL U.S. STOCK
  (Cost $88,219,464)...............                 167,873,183
                                                 --------------

AST JANUS OVERSEAS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)       VALUE
                                       -------  --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.8%
    Federal Home Loan Bank
      5.51%, 02/02/00................  $20,000  $   19,900,412
                                                --------------
    Federal National Mortgage Assoc.
      5.48%, 01/28/00................   20,000      19,916,474
      5.66%, 01/20/00................   20,000      19,940,256
      5.80%, 03/23/00................   30,000      29,598,833
                                                --------------
                                                    69,455,563
                                                --------------
    (Cost $89,363,767)...............               89,355,975
                                                --------------
COMMERCIAL PAPER -- 2.1%
    Household Finance Corp.
      4.50%, 01/03/00
    (Cost $32,891,775)...............   32,900      32,891,775
                                                --------------
TOTAL INVESTMENTS -- 99.7%
  (Cost $829,525,859)................            1,546,502,965
OTHER ASSETS LESS
  LIABILITIES -- 0.3%................                4,542,118
                                                --------------
NET ASSETS -- 100.0%.................           $1,551,045,083
                                                ==============

Foreign currency exchange contracts outstanding at December 31, 1999:

                                              IN                        UNREALIZED
SETTLEMENT                  CONTRACTS      EXCHANGE      CONTRACTS    APPRECIATION/
MONTH        TYPE          TO RECEIVE         FOR        AT VALUE     (DEPRECIATION)
------------------------------------------------------------------------------------
04/00        Buy    CHF       5,100,000   $ 3,403,757   $ 3,239,367     $(164,390)
04/00        Buy    EUR      14,500,000    15,071,820    14,714,698      (357,122)
04/00        Buy    GBP      12,920,000    21,447,659    20,861,247      (586,412)
05/00        Buy    HKD      42,000,000     5,289,006     5,360,240        71,234
03/00        Buy    JPY     605,000,000     5,774,976     5,984,375       209,399
04/00        Buy    JPY   4,395,000,000    42,187,208    43,675,717     1,488,509
                                          -----------   -----------     ---------
                                          $93,174,426   $93,835,644     $ 661,218
                                          ===========   ===========     =========

                                              IN                         UNREALIZED
SETTLEMENT                 CONTRACTS       EXCHANGE      CONTRACTS     APPRECIATION/
MONTH       TYPE          TO DELIVER         FOR          AT VALUE     (DEPRECIATION)
-------------------------------------------------------------------------------------
04/00
            Sell   CAD      17,600,000   $ 12,069,194   $ 12,174,707    $  (105,513)
05/00
            Sell   CAD       2,100,000      1,438,356      1,454,132        (15,776)
01/00
            Sell   CHF       1,542,136        965,278        969,011         (3,733)
04/00
            Sell   CHF       5,100,000      3,431,558      3,239,368        192,190
06/00
            Sell   CHF       3,000,000      1,972,387      1,916,676         55,711
01/00
            Sell   EUR       1,179,287      1,185,476      1,188,119         (2,643)
04/00
            Sell   EUR     102,550,000    107,413,582    104,072,065      3,341,517
06/00
            Sell   EUR      30,100,000     31,421,198     30,668,380        752,818
01/00
            Sell   GBP          98,487        158,988        159,081            (93)
04/00
            Sell   GBP      24,120,000     39,548,494     38,945,233        603,261

-------------------------------------------------------------------------------------
                                              IN                         UNREALIZED
SETTLEMENT                 CONTRACTS       EXCHANGE      CONTRACTS     APPRECIATION/
MONTH       TYPE          TO DELIVER         FOR          AT VALUE     (DEPRECIATION)
06/00       Sell   GBP      13,500,000   $ 21,886,398   $ 21,790,361    $    96,037

05/01       Sell   HKD     422,000,000     53,383,722     53,856,757       (473,035)

01/00       Sell   JPY       2,234,501         21,900         21,883             17

03/00       Sell   JPY   1,500,000,000     14,574,575     14,846,755       (272,180)

04/00       Sell   JPY   7,495,000,000     72,455,823     74,518,501     (2,062,678)

05/00       Sell   JPY     600,000,000      5,836,576      6,002,911       (166,335)

06/00       Sell   JPY     600,000,000      5,842,259      6,017,813       (175,554)

07/01       Sell   SGD       4,600,000      2,844,253      2,876,330        (32,077)
                                         ------------   ------------    -----------
                                         $376,450,017   $374,718,083    $ 1,731,934
                                         ============   ============    ===========

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 1999. Percentages are based on net assets.

INDUSTRY
--------
Aerospace.............................................   0.4%
Automobile Manufacturers..............................   1.8%
Beverages.............................................   0.1%
Broadcasting..........................................   0.8%
Business Services.....................................   2.3%
Chemicals.............................................   1.8%
Clothing & Apparel....................................   1.0%
Computer Hardware.....................................   2.1%
Computer Services & Software..........................   5.2%
Conglomerates.........................................   1.6%
Consumer Products & Services..........................  18.0%
Electronic Components & Equipment.....................   2.3%
Entertainment & Leisure...............................   0.6%
Financial-Bank & Trust................................   3.2%
Financial Services....................................   3.7%
Industrial Products...................................   3.5%
Insurance.............................................   0.9%
Oil & Gas.............................................   0.9%
Pharmaceuticals.......................................   0.2%
Printing & Publishing.................................   1.0%
Retail & Merchandising................................   3.5%
Semiconductors........................................   2.5%
Telecommunications....................................  23.0%
Transportation........................................   0.6%
                                                        ----
Total.................................................  81.0%
                                                        ====

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 1.4% of net assets.

See Notes to Financial Statements.

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 93.9%
ADVERTISING -- 0.3%
    Omnicom Group, Inc. ............       3,800   $    380,000
    True North Communications,
      Inc...........................      15,700        701,594
                                                   ------------
                                                      1,081,594
                                                   ------------
AEROSPACE -- 0.9%
    Boeing Co. .....................      33,900      1,408,969
    General Dynamics Corp. .........       9,000        474,750
    Goodrich, (B.F.) Co. ...........         700         19,250
    Northrop Grumman Corp. .........      15,300        827,156
    United Technologies Corp. ......       9,900        643,500
                                                   ------------
                                                      3,373,625
                                                   ------------
AIRLINES -- 0.1%
    AMR Corp.*......................       2,800        187,600
    Delta Air Lines, Inc. ..........       2,900        144,456
                                                   ------------
                                                        332,056
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 1.5%
    Ford Motor Co. .................      64,900      3,468,094
    General Motors Corp. ...........      28,000      2,035,250
                                                   ------------
                                                      5,503,344
                                                   ------------
AUTOMOTIVE PARTS -- 0.0%
    Delphi Automotive Systems
      Corp. ........................       2,100         33,075
                                                   ------------
BEVERAGES -- 0.4%
    Anheuser-Busch Companies,
      Inc. .........................      17,000      1,204,875
    Coca-Cola Co. ..................         600         34,950
    PepsiCo, Inc. ..................       7,500        264,375
                                                   ------------
                                                      1,504,200
                                                   ------------
BROADCASTING -- 1.0%
    CBS Corp.*......................      54,100      3,459,019
                                                   ------------
BUILDING MATERIALS -- 0.3%
    Armstrong World Industries,
      Inc. .........................      11,200        373,800
    Sherwin Williams Co. ...........      15,400        323,400
    USG Corp. ......................       6,600        311,025
                                                   ------------
                                                      1,008,225
                                                   ------------
BUSINESS SERVICES -- 0.1%
    American Management Systems,
      Inc.*.........................       3,400        106,675
    Manpower, Inc. .................       2,400         90,300
                                                   ------------
                                                        196,975
                                                   ------------
CAPITAL GOODS -- 0.6%
    Briggs & Stratton Corp. ........      11,300        605,963
    Cummins Engine Co., Inc. .......      32,000      1,546,000
                                                   ------------
                                                      2,151,963
                                                   ------------
CHEMICALS -- 1.2%
    Dexter Corp. ...................      12,800        508,800
    Dow Chemical Co. ...............      26,000      3,474,250
    Engelhard Corp. ................       8,900        167,988
                                                   ------------
                                                      4,151,038
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
CLOTHING & APPAREL -- 0.3%
    Abercrombie & Fitch Co. Cl-A*...      14,000   $    373,624
    AnnTaylor Stores Corp.*.........       1,300         44,769
    Liz Claiborne, Inc..............       1,100         41,388
    Ross Stores, Inc. ..............      18,100        324,669
    Tommy Hilfiger Corp.*...........      10,800        251,775
                                                   ------------
                                                      1,036,225
                                                   ------------
COMPUTER HARDWARE -- 4.9%
    Adaptec, Inc.*..................      56,100      2,797,988
    Apple Computer, Inc.*...........      19,000      1,953,438
    Dell Computer Corp.*............      52,900      2,697,900
    EMC Corp.*......................      19,000      2,075,750
    Gateway, Inc.*..................       1,700        122,506
    Hewlett-Packard Co..............      32,400      3,691,575
    International Business Machines
      Corp..........................      41,500      4,481,999
                                                   ------------
                                                     17,821,156
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 13.0%
    3Com Corp.*.....................      10,300        484,100
    Adobe Systems, Inc..............      13,400        901,150
    America Online, Inc.*...........      58,000      4,375,374
    Cisco Systems, Inc.*............      85,300      9,137,762
    CMG PLC*........................         200         55,375
    Computer Associates
      International, Inc. ..........      12,400        867,225
    Compuware Corp.*................      21,400        797,150
    Comverse Technology, Inc.*......       7,300      1,056,675
    Electronic Data Systems
      Corp. ........................      37,000      2,476,688
    Microsoft Corp.*................     144,900     16,917,074
    NCR Corp.*......................       6,900        261,338
    Network Solutions, Inc.*........         200         43,513
    Novell, Inc.*...................      13,800        549,413
    Oracle Corp.*...................      32,800      3,675,649
    Paychex, Inc. ..................       7,300        292,000
    Sun Microsystems, Inc.*.........      34,200      2,648,363
    Unisys Corp.*...................      22,100        705,819
    Yahoo!, Inc.*...................       3,500      1,514,406
                                                   ------------
                                                     46,759,074
                                                   ------------
CONGLOMERATES -- 1.7%
    Corning, Inc. ..................       8,100      1,044,394
    Minnesota Mining & Manufacturing
      Co. ..........................      18,400      1,800,900
    National Service Industries,
      Inc. .........................      25,000        737,500
    Philip Morris Companies,
      Inc. .........................      21,300        493,894
    Tyco International Ltd. ........      56,000      2,177,000
                                                   ------------
                                                      6,253,688
                                                   ------------
CONSTRUCTION -- 0.1%
    Dycom Industries, Inc.*.........       4,100        180,656
    Pulte Corp. ....................       3,200         72,000
                                                   ------------
                                                        252,656
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 2.6%
    Alberto-Culver Co. Cl-B.........       2,700         69,694
    Avon Products, Inc. ............      10,000        330,000

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AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Bausch & Lomb, Inc. ............       5,500   $    376,406
    Church and Dwight Co., Inc. ....       9,100        242,856
    Clorox Co. .....................         900         45,338
    Eastman Kodak Co. ..............      16,200      1,073,250
    Fortune Brands, Inc. ...........      23,900        790,194
    International Flavors &
      Fragrances, Inc. .............       9,100        343,525
    Procter & Gamble Co. ...........      40,900      4,481,106
    Tupperware Corp. ...............      42,000        711,375
    Whirlpool Corp. ................      11,300        735,206
                                                   ------------
                                                      9,198,950
                                                   ------------
CONTAINERS & PACKAGING -- 0.2%
    Ball Corp. .....................       5,700        224,438
    Crown Cork & Seal Co., Inc. ....      23,300        521,337
                                                   ------------
                                                        745,775
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.5%
    AVX Corp.*......................         700         34,956
    Diebold, Inc. ..................       2,900         68,150
    Electronics for Imaging,
      Inc.*.........................      17,300      1,005,563
    General Electric Co. ...........      73,000     11,296,749
    KLA-Tencor Corp.*...............       2,900        322,988
    Pentair, Inc. ..................       2,400         92,400
    PerkinElmer, Inc................      13,900        579,456
    Rockwell International Corp. ...      17,400        833,025
    Solectron Corp.*................       1,500        142,688
    Tandy Corp......................       4,400        216,425
    Texas Instruments, Inc. ........      15,400      1,491,875
                                                   ------------
                                                     16,084,275
                                                   ------------
ENTERTAINMENT & LEISURE -- 1.2%
    Anchor Gaming*..................       2,000         86,875
    Brunswick Corp. ................       7,000        155,750
    Carnival Corp. .................      44,600      2,132,437
    Readers Digest Association,
      Inc.*.........................       5,300        155,025
    Time Warner, Inc. ..............       6,500        470,844
    Viacom, Inc. Cl-B*..............      24,400      1,474,675
                                                   ------------
                                                      4,475,606
                                                   ------------
EQUIPMENT SERVICES -- 0.3%
    Hertz Corp. Cl-A................      19,800        992,475
                                                   ------------
FINANCIAL-BANK & TRUST -- 4.5%
    AmSouth Bancorporation..........      46,300        894,169
    Bank of America Corp. ..........      86,200      4,326,162
    Bank One Corp. .................      24,900        798,356
    Chase Manhattan Corp. ..........      77,800      6,044,087
    Cullen/Frost Bankers, Inc. .....       8,200        211,150
    First Union Corp. ..............      11,600        380,625
    GreenPoint Financial Corp. .....      29,800        709,613
    KeyCorp. .......................       8,900        196,913
    MBNA Corp.......................       7,200        196,200
    North Fork Bancorporation,
      Inc. .........................       2,500         43,750
    Pacific Century Financial
      Corp. ........................       3,600         67,275
    PNC Bank Corp. NA...............       6,300        280,350
    Republic New York Corp. ........       2,700        194,400

                                        SHARES        VALUE
                                        ------        -----
    UnionBanCal Corp. ..............      29,500   $  1,163,406
    Wells Fargo & Co. ..............      21,400        865,363
                                                   ------------
                                                     16,371,819
                                                   ------------
FINANCIAL SERVICES -- 5.6%
    AMBAC Financial Group, Inc. ....      13,500        704,531
    Block, (H&R), Inc. .............      12,300        538,125
    Citigroup, Inc. ................     100,200      5,567,362
    Deluxe Corp. ...................      45,100      1,237,431
    Dun & Bradstreet Corp. .........      21,200        625,400
    Fannie Mae......................      46,400      2,897,100
    Fleet Financial Group, Inc. ....      22,800        793,725
    Freddie Mac.....................       3,500        164,719
    Lehman Brothers Holdings,
      Inc. .........................       7,400        626,688
    Merrill Lynch & Co., Inc. ......       9,000        751,500
    Morgan Stanley, Dean Witter &
      Co. ..........................      43,700      6,238,174
                                                   ------------
                                                     20,144,755
                                                   ------------
FOOD -- 3.4%
    Albertson's, Inc. ..............       2,700         87,075
    Bestfoods, Inc. ................       1,700         89,356
    ConAgra, Inc. ..................      88,200      1,990,012
    General Mills, Inc. ............      40,900      1,462,174
    Great Atlantic & Pacific Tea
      Co., Inc. ....................       7,800        217,425
    Heinz, (H.J.) Co. ..............       2,800        111,475
    Hormel Foods Corp. .............       5,800        235,625
    IBP, Inc. ......................      15,600        280,800
    Kellogg Co. ....................      15,400        474,513
    Kroger Co.*.....................       6,900        130,238
    Nabisco Group Holdings..........     100,400      1,066,750
    Quaker Oats Co. ................      35,700      2,342,812
    Ralston Purina Group............      26,100        727,538
    Safeway, Inc.*..................       8,900        316,506
    Sara Lee Corp. .................      13,100        289,019
    Supervalu, Inc. ................      71,900      1,438,000
    The Earthgrains Co. ............      14,000        225,750
    Unilever NV NY Reg. ............      12,500        680,469
    Winn-Dixie Stores, Inc. ........       8,100        193,894
                                                   ------------
                                                     12,359,431
                                                   ------------
HEALTHCARE SERVICES -- 0.8%
    Amgen, Inc.*....................      17,600      1,057,099
    Herbalife International,
      Inc. .........................       4,300         61,813
    MedQuist, Inc.*.................       5,700        147,131
    Oxford Health Plans, Inc.*......       9,000        114,188
    Shared Medical Systems Corp.....       5,000        254,688
    United HealthCare Corp..........      24,300      1,290,937
                                                   ------------
                                                      2,925,856
                                                   ------------
INSURANCE -- 3.7%
    Aetna, Inc. ....................      19,200      1,071,600
    Allmerica Financial Corp. ......       2,300        127,938
    American International Group,
      Inc. .........................       4,225        456,828
    AON Corp. ......................       2,500        100,000

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Arthur J. Gallagher & Co. ......       8,600   $    556,850
    Lincoln National Corp. .........      59,500      2,379,999
    Loews Corp. ....................      14,600        886,038
    Marsh & McLennan Companies,
      Inc. .........................      45,000      4,305,937
    MGIC Investment Corp. ..........       9,800        589,838
    PMI Group, Inc. ................       6,700        327,044
    Radian Group, Inc. .............       2,100        100,275
    St. Paul Companies, Inc. .......      59,500      2,004,406
    Travelers Property Casualty
      Corp. Cl-A....................       8,500        291,125
                                                   ------------
                                                     13,197,878
                                                   ------------
MACHINERY & EQUIPMENT -- 0.6%
    Dover Corp. ....................      29,700      1,347,638
    Illinois Tool Works, Inc. ......       7,806        527,393
    Pall Corp. .....................       8,900        191,906
    Stanley Works, Inc. ............       2,400         72,300
                                                   ------------
                                                      2,139,237
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.0%
    Bard, (C.R.), Inc. .............      10,700        567,100
    Baxter International, Inc. .....      22,200      1,394,438
    Bergen Brunswig Corp. Cl-A......       6,000         49,875
    Forest Laboratories, Inc.*......       6,500        399,344
    Johnson & Johnson Co. ..........      41,000      3,818,124
    Mallinckrodt, Inc. .............      25,100        798,494
    VISX, Inc.*.....................       6,300        326,025
                                                   ------------
                                                      7,353,400
                                                   ------------
METALS & MINING -- 0.7%
    Alcan Aluminum Ltd. ............       9,500        391,281
    Alcoa, Inc. ....................       1,300        107,900
    Barrick Gold Corp. .............      14,400        254,700
    Homestake Mining Co. ...........       4,800         37,500
    Nucor Corp. ....................       3,300        180,881
    Phelps Dodge Corp. .............      19,300      1,295,513
    Worthington Industries, Inc. ...       7,500        124,219
                                                   ------------
                                                      2,391,994
                                                   ------------
OFFICE EQUIPMENT -- 0.3%
    Pitney Bowes, Inc. .............      24,600      1,188,488
                                                   ------------
OIL & GAS -- 6.1%
    Amerada Hess Corp. .............       9,300        527,775
    Apache Corp. ...................       1,800         66,488
    Atlantic Richfield Co. .........      14,500      1,254,250
    Chevron Corp. ..................      23,800      2,061,675
    Diamond Offshore Drilling,
      Inc. .........................      11,300        345,356
    Exxon Mobil Corp. ..............      55,700      4,487,330
    Kerr-McGee Corp. ...............      67,300      4,172,600
    Keyspan Corp. ..................       8,100        187,819
    Noble Drilling Corp.*...........       5,400        176,850
    Occidental Petroleum Corp. .....     103,600      2,240,350
    Phillips Petroleum Co. .........       9,700        455,900
    Royal Dutch Petroleum Co. ......      43,400      2,622,988
    Texaco, Inc. ...................      35,700      1,938,956

                                        SHARES        VALUE
                                        ------        -----
    Tidewater, Inc. ................      16,400   $    590,400
    Ultramar Diamond Shamrock
      Corp. ........................      34,400        780,450
                                                   ------------
                                                     21,909,187
                                                   ------------
PAPER & FOREST PRODUCTS -- 1.0%
    Georgia Pacific Group...........       8,600        436,450
    International Paper Co. ........       3,400        191,888
    Kimberly-Clark Corp. ...........      13,600        887,400
    Louisiana-Pacific Corp. ........       4,100         58,425
    Temple-Inland, Inc. ............       7,000        461,563
    Westvaco Corp. .................       2,700         88,088
    Weyerhaeuser Co. ...............      22,000      1,579,874
                                                   ------------
                                                      3,703,688
                                                   ------------
PHARMACEUTICALS -- 5.4%
    American Home Products Corp. ...       2,600        102,538
    Andrx Corp.*....................      13,800        583,913
    Biogen, Inc.*...................      11,900      1,005,550
    Bristol-Meyers Squibb Co. ......      50,200      3,222,212
    Genentech, Inc.*................         500         67,250
    Lilly, (Eli) & Co. .............      21,700      1,443,050
    Merck & Co., Inc. ..............      59,400      3,983,512
    Pfizer, Inc. ...................     143,900      4,667,755
    Pharmacia & Upjohn, Inc. .......      34,400      1,548,000
    Schering-Plough Corp. ..........      49,400      2,084,063
    Warner-Lambert Co. .............      10,300        843,956
                                                   ------------
                                                     19,551,799
                                                   ------------
PRINTING & PUBLISHING -- 0.2%
    Donnelley, (R.R.) & Sons Co. ...       7,500        186,094
    Knight-Ridder, Inc. ............       2,900        172,550
    Tribune Co. ....................       7,900        434,994
                                                   ------------
                                                        793,638
                                                   ------------
RAILROADS -- 0.1%
    Trinity Industries, Inc. .......       2,400         68,250
    Union Pacific Corp. ............       5,500        239,938
                                                   ------------
                                                        308,188
                                                   ------------
REAL ESTATE -- 0.1%
    CarrAmerica Realty Corp.
      [REIT]........................      14,200        299,975
                                                   ------------
RESTAURANTS -- 0.4%
    Brinker International, Inc.*....       8,900        213,600
    Darden Restaurants, Inc. .......      25,500        462,188
    Tricon Global Restaurants,
      Inc.*.........................       5,500        212,438
    Wendy's International, Inc. ....      30,800        635,249
                                                   ------------
                                                      1,523,475
                                                   ------------
RETAIL & MERCHANDISING -- 5.3%
    Best Buy Co., Inc.*.............      17,000        853,188
    Circuit City Stores, Inc. ......      19,000        856,188
    Costco Companies, Inc.*.........       1,000         91,250
    Dayton-Hudson Corp. ............       1,100         80,781
    Federated Department Stores,
      Inc.*.........................      24,700      1,248,894
    Home Depot, Inc. ...............      54,300      3,722,944
    Lowe's Companies, Inc. .........       6,500        388,375
    Penney, (J.C.) Co., Inc. .......       8,500        169,469

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Sears, Roebuck & Co. ...........      52,750   $  1,605,578
    Tiffany & Co. ..................       1,200        107,100
    TJX Companies, Inc. ............       8,100        165,544
    Toys 'R' Us, Inc.*..............      58,900        843,006
    Wal-Mart Stores, Inc. ..........     121,800      8,419,424
    Zale Corp.*.....................      12,600        609,525
                                                   ------------
                                                     19,161,266
                                                   ------------
SEMICONDUCTORS -- 3.7%
    Applied Materials, Inc.*........      22,300      2,825,131
    Integrated Device Technology,
      Inc.*.........................      23,400        678,600
    Intel Corp. ....................      55,800      4,593,037
    Lam Research Corp.*.............      13,400      1,494,938
    Micron Technology, Inc.*........      11,700        909,675
    Motorola, Inc. .................      18,500      2,724,125
    National Semiconductor Corp.*...       3,100        132,719
    SDL, Inc.*......................         400         87,200
                                                   ------------
                                                     13,445,425
                                                   ------------
TELECOMMUNICATIONS -- 12.4%
    Alltel Corp. ...................       8,300        686,306
    AT&T Corp. .....................     104,700      5,313,524
    Bell Atlantic Corp. ............      37,400      2,302,438
    BellSouth Corp. ................      79,100      3,702,869
    Comcast Corp. Cl-A..............      32,700      1,643,175
    GTE Corp. ......................      38,600      2,723,713
    Lucent Technologies, Inc. ......      74,000      5,536,124
    MCI WorldCom, Inc.*.............      74,550      3,955,809
    MediaOne Group, Inc.*...........      10,300        791,169
    Nextel Communications, Inc.
      Cl-A*.........................       2,700        278,438
    NEXTLINK Communications, Inc.
      Cl-A*.........................       1,000         83,063
    Nortel Networks Corp. ..........      30,600      3,090,600
    QUALCOMM, Inc.*.................      25,600      4,511,999
    SBC Communications, Inc. .......      98,918      4,822,252
    Scientific-Atlanta, Inc. .......      11,100        617,438
    Sprint Corp. (FON Group)........      14,500        976,031
    Sprint Corp. (PCS Group)*.......      13,800      1,414,500
    TALK.com, Inc.*.................       2,600         46,150
    Tellabs, Inc.*..................      16,200      1,039,838
    U.S. West, Inc. ................      16,100      1,159,200
    Xircom, Inc.*...................       1,600        120,000
                                                   ------------
                                                     44,814,636
                                                   ------------
TRANSPORTATION -- 0.2%
    Paccar, Inc. ...................       6,600        292,463
    United Parcel Service, Inc.
      Cl-B..........................       4,800        331,200
                                                   ------------
                                                        623,663
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
UTILITIES -- 2.2%
    Ameren Corp. ...................      20,500   $    671,375
    Avista Corp. ...................       9,600        146,400
    Conectiv, Inc. Cl-A.............       1,600         47,400
    Constellation Energy Group......      17,300        501,700
    DTE Energy Co. .................      17,600        552,200
    Duke Energy Corp. ..............      13,500        676,688
    GPU, Inc. ......................      26,000        778,375
    LG&E Energy Corp. ..............       6,600        115,088
    Minnesota Power, Inc. ..........      22,600        382,788
    Public Service Enterprise Group,
      Inc. .........................      29,900      1,040,893
    Reliant Energy, Inc. ...........       2,800         64,050
    Sempra Energy...................      54,100        939,988
    Texas Utilities Co. ............      27,800        988,637
    UtiliCorp United, Inc...........      50,200        975,762
                                                   ------------
                                                      7,881,344
                                                   ------------
TOTAL COMMON STOCK
  (Cost $295,590,272)...............                338,504,136
                                                   ------------

                                          PAR
                                         (000)
                                       ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.8%
    Federal Home Loan Bank
      1.40%, 01/03/00
    (Cost $13,824,925)...............  $  13,826     13,824,925
                                                   ------------

                                        SHARES
                                        ------
SHORT-TERM INVESTMENTS -- 1.1%
    Temporary Investment Cash Fund...  2,055,829      2,055,829
    Temporary Investment Fund........  2,055,828      2,055,828
                                                   ------------
    (Cost $4,111,657)................                 4,111,657
                                                   ------------
TOTAL INVESTMENTS -- 98.8%
  (Cost $313,526,854)................               356,440,718
OTHER ASSETS LESS
  LIABILITIES -- 1.2%................                 4,189,182
                                                   ------------
NET ASSETS -- 100.0%.................              $360,629,900
                                                   ============

$468,750 has been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1999:

                           EXPIRATION   NUMBER OF    UNREALIZED
DESCRIPTION                  MONTH      CONTRACTS   APPRECIATION
----------------------------------------------------------------
S&P 500..................    03/00         43         $414,416

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
COMMON STOCK -- 59.0%
AEROSPACE -- 0.7%
    Boeing Co. .......................   18,900    $    785,531
    General Dynamics Corp. ...........    7,300         385,075
    United Technologies Corp. ........    5,300         344,500
                                                   ------------
                                                      1,515,106
                                                   ------------
AIRLINES -- 0.1%
    AMR Corp.*........................    3,200         214,400
    Delta Air Lines, Inc. ............    1,300          64,756
                                                   ------------
                                                        279,156
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 0.7%
    Ford Motor Co. ...................   17,600         940,500
    General Motors Corp. .............    6,900         501,544
                                                   ------------
                                                      1,442,044
                                                   ------------
AUTOMOTIVE PARTS -- 0.0%
    Delphi Automotive Systems
      Corp. ..........................    3,200          50,400
                                                   ------------
BEVERAGES -- 0.3%
    Anheuser-Busch Companies, Inc. ...    4,500         318,938
    Coors, (Adolph) Co. Cl-B..........    4,500         236,250
                                                   ------------
                                                        555,188
                                                   ------------
BROADCASTING -- 0.8%
    CBS Corp.*........................   27,100       1,732,706
                                                   ------------
BUILDING MATERIALS -- 0.1%
    Centex Construction Products,
      Inc. ...........................    4,800         187,200
    Owens Corning.....................    3,000          57,938
                                                   ------------
                                                        245,138
                                                   ------------
CAPITAL GOODS -- 0.1%
    Cummins Engine Co., Inc. .........    3,700         178,756
                                                   ------------
CHEMICALS -- 1.3%
    Dexter Corp. .....................    9,700         385,575
    Dow Chemical Co. .................   13,500       1,803,937
    DuPont, (E.I.) de Nemours &
      Co. ............................    8,900         586,288
                                                   ------------
                                                      2,775,800
                                                   ------------
CLOTHING & APPAREL -- 0.4%
    Abercrombie & Fitch Co.*..........    5,600         149,450
    American Eagle Outfitters Co.*....    1,800          81,000
    AnnTaylor Stores Corp.*...........    9,400         323,712
    Jones Apparel Group, Inc.*........    4,000         108,500
    Tommy Hilfiger Corp.*.............    8,200         191,163
                                                   ------------
                                                        853,825
                                                   ------------
COMPUTER HARDWARE -- 3.2%
    Adaptec, Inc.*....................   52,900       2,638,388
    Dell Computer Corp.*..............    5,400         275,400
    Hewlett-Packard Co. ..............   23,200       2,643,350
    International Business Machines
      Corp. ..........................   12,400       1,339,200
    SanDisk Corp.*....................      600          57,750
                                                   ------------
                                                      6,954,088
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 8.2%
    America Online, Inc.*.............   24,300       1,833,130
    Automatic Data Processing,
      Inc.*...........................    5,800         312,475

                                         SHARES       VALUE
                                         ------       -----
    Cisco Systems, Inc.*..............   33,700    $  3,610,112
    Computer Associates International,
      Inc. ...........................    4,800         335,700
    Comverse Technology, Inc.*........    5,800         839,550
    Electronic Data Systems Corp. ....    7,800         522,113
    Microsoft Corp.*..................   59,800       6,981,649
    NCR Corp.*........................    6,100         231,038
    Novell, Inc.*.....................    5,000         199,063
    Sun Microsystems, Inc.*...........    4,000         309,750
    Sybase, Inc.*.....................   12,300         209,100
    Symantec Corp.*...................    4,100         240,363
    Unisys Corp.*.....................   21,500         686,656
    USWeb Corp.*......................    9,600         426,600
    Yahoo!, Inc.*.....................    2,600       1,124,988
                                                   ------------
                                                     17,862,287
                                                   ------------
CONGLOMERATES -- 1.0%
    Corning, Inc. ....................   13,900       1,792,231
    Tyco International Ltd. ..........   11,800         458,725
                                                   ------------
                                                      2,250,956
                                                   ------------
CONSTRUCTION -- 0.1%
    Dycom Industries, Inc.*...........    4,500         198,281
    Pulte Corp. ......................    5,500         123,750
                                                   ------------
                                                        322,031
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 0.9%
    Fortune Brands, Inc. .............    6,300         208,294
    Procter & Gamble Co. .............   11,700       1,281,880
    Tupperware Corp. .................    7,700         130,419
    Universal Corp. ..................    7,800         177,938
    Whirlpool Corp. ..................    2,200         143,138
                                                   ------------
                                                      1,941,669
                                                   ------------
CONTAINERS & PACKAGING -- 0.2%
    Ball Corp. .......................    7,300         287,438
    Sealed Air Corp.*.................    2,400         124,350
                                                   ------------
                                                        411,788
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.7%
    American Power Conversion
      Corp.*..........................    6,000         158,250
    Electronics for Imaging, Inc.*....   31,500       1,830,937
    General Electric Co. .............   18,900       2,924,774
    Harmonic, Inc.*...................    2,900         275,319
    PerkinElmer, Inc.*................    6,200         258,463
    Rockwell International Corp. .....    3,100         148,413
    Texas Instruments, Inc. ..........    2,500         242,188
                                                   ------------
                                                      5,838,344
                                                   ------------
ENTERTAINMENT & LEISURE -- 0.5%
    Anchor Gaming*....................    2,900         125,969
    Carnival Corp. ...................    4,000         191,250
    Pixar, Inc.*......................    3,500         123,813
    Station Casinos, Inc.*............    4,400          98,725
    Viacom, Inc. Cl-B*................    8,400         507,674
                                                   ------------
                                                      1,047,431
                                                   ------------

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
EQUIPMENT SERVICES -- 0.4%
    Hertz Corp. Cl-A..................   11,600    $    581,450
    Millipore Corp. ..................    8,000         309,000
                                                   ------------
                                                        890,450
                                                   ------------
FINANCIAL-BANK & TRUST -- 3.0%
    Bank of America Corp. ............   14,400         722,700
    Chase Manhattan Corp. ............   40,500       3,146,343
    Old Kent Financial Corp. .........   15,100         534,163
    UnionBanCal Corp. ................   28,300       1,116,081
    Wells Fargo & Co. ................    5,600         226,450
    Zions Bancorp.....................   11,400         674,738
                                                   ------------
                                                      6,420,475
                                                   ------------
FINANCIAL SERVICES -- 4.4%
    AMBAC Financial Group, Inc. ......   23,000       1,200,313
    Citigroup, Inc. ..................   14,300         794,544
    Deluxe Corp. .....................   21,300         584,419
    Fannie Mae........................   28,900       1,804,443
    Freddie Mac.......................   12,800         602,400
    Merrill Lynch & Co., Inc. ........    2,000         167,000
    Morgan Stanley, Dean Witter &
      Co. ............................   26,200       3,740,049
    Providian Financial Corp. ........    7,700         701,181
                                                   ------------
                                                      9,594,349
                                                   ------------
FOOD -- 1.7%
    ConAgra, Inc. ....................    4,800         108,300
    General Mills, Inc. ..............    4,800         171,600
    Hormel Foods Corp. ...............    7,700         312,813
    IBP, Inc. ........................   34,800         626,400
    Quaker Oats Co. ..................   24,000       1,574,999
    Ralston Purina Group..............    5,200         144,950
    Suiza Foods Corp.*................   14,100         558,713
    Unilever NV NY Reg.*..............    3,000         163,313
                                                   ------------
                                                      3,661,088
                                                   ------------
HEALTHCARE SERVICES -- 0.9%
    Amgen, Inc.*......................   20,500       1,231,280
    MedQuist, Inc.*...................    4,300         110,994
    Oxford Health Plans, Inc.*........   14,600         185,238
    PacifiCare Health Systems,
      Inc.*...........................    4,700         249,100
    United HealthCare Corp.*..........    2,500         132,813
                                                   ------------
                                                      1,909,425
                                                   ------------
INSURANCE -- 1.1%
    Aetna, Inc.*......................    2,100         117,206
    American International Group,
      Inc. ...........................    1,850         200,031
    Arthur J. Gallagher & Co. ........    7,400         479,150
    Lincoln National Corp. ...........   35,100       1,404,001
    Radian Group, Inc. ...............    4,700         224,425
                                                   ------------
                                                      2,424,813
                                                   ------------
MACHINERY & EQUIPMENT -- 1.3%
    Illinois Tool Works, Inc. ........   30,788       2,080,114
    Ingersoll-Rand Co. ...............   12,600         693,788
                                                   ------------
                                                      2,773,902
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.2%
    Bard, (C.R.), Inc. ...............   11,900         630,700
    Forest Laboratories, Inc.*........    8,200         503,788

                                         SHARES       VALUE
                                         ------       -----
    Johnson & Johnson Co. ............   11,500    $  1,070,937
    Mallinckrodt, Inc. ...............    7,800         248,138
    VISX, Inc.*.......................    4,600         238,050
                                                   ------------
                                                      2,691,613
                                                   ------------
METALS & MINING -- 0.3%
    Alcan Aluminium Ltd. .............    6,300         259,481
    Alcoa, Inc. ......................    4,100         340,300
                                                   ------------
                                                        599,781
                                                   ------------
OIL & GAS -- 3.2%
    Amerada Hess Corp. ...............   37,800       2,145,150
    Anadarko Petroleum Corp. .........    4,300         146,738
    Apache Corp. .....................   31,500       1,163,531
    Atlantic Richfield Co. ...........   12,500       1,081,250
    Ensco International, Inc. ........   13,000         297,375
    Exxon Mobil Corp. ................    8,901         717,087
    Kerr-McGee Corp. .................    6,000         372,000
    Noble Drilling Corp.*.............    3,300         108,075
    Texaco, Inc. .....................    3,300         179,231
    Union Pacific Resources Group,
      Inc. ...........................   51,600         657,900
    Vastar Resources, Inc. ...........    2,400         141,600
                                                   ------------
                                                      7,009,937
                                                   ------------
PAPER & FOREST PRODUCTS -- 0.7%
    Georgia Pacific Group.............    4,700         238,525
    Kimberly-Clark Corp. .............    5,800         378,450
    Temple-Inland, Inc. ..............    2,500         164,844
    Weyerhaeuser Co. .................   11,300         811,481
                                                   ------------
                                                      1,593,300
                                                   ------------
PHARMACEUTICALS -- 3.7%
    Allergan, Inc. ...................    4,000         199,000
    Andrx Corp.*......................    8,900         376,581
    Biogen, Inc.*.....................    5,400         456,300
    Bristol-Meyers Squibb Co. ........   17,800       1,142,538
    IDEC Pharmaceuticals Corp.*.......    2,400         235,800
    Ivax Corp.*.......................   33,800         870,350
    Jones Pharma, Inc. ...............    3,700         160,719
    MedImmune, Inc.*..................    3,600         597,150
    Merck & Co., Inc. ................    4,800         321,900
    Pfizer, Inc. .....................   27,100         879,056
    Schering-Plough Corp. ............   33,600       1,417,499
    Shire Pharmaceuticals Group PLC
      [ADR]*..........................    3,962         115,393
    Warner-Lambert Co. ...............   14,200       1,163,513
                                                   ------------
                                                      7,935,799
                                                   ------------
PRINTING & PUBLISHING -- 0.4%
    Valassis Communications, Inc.*....   19,600         828,100
                                                   ------------
RESTAURANTS -- 0.3%
    Brinker International, Inc.*......   10,900         261,600
    Darden Restaurants, Inc. .........    4,700          85,188
    Jack in the Box, Inc.*............   15,800         326,862
                                                   ------------
                                                        673,650
                                                   ------------
RETAIL & MERCHANDISING -- 4.0%
    Best Buy Co., Inc.*...............    5,900         296,106
    Home Depot, Inc. .................   41,100       2,817,919

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--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
    Kohl's Corp.* ....................    2,000    $    144,375
    Wal-Mart Stores, Inc. ............   70,800       4,894,049
    Zale Corp.*.......................   10,200         493,425
                                                   ------------
                                                      8,645,874
                                                   ------------
SEMICONDUCTORS -- 2.3%
    Applied Materials, Inc.*..........   23,400       2,964,488
    Integrated Device Technology,
      Inc.*...........................   25,000         725,000
    Lam Research Corp.*...............    3,700         412,781
    Motorola, Inc. ...................    3,500         515,375
    National Semiconductor Corp.*.....    8,800         376,750
                                                   ------------
                                                      4,994,394
                                                   ------------
TELECOMMUNICATIONS -- 7.5%
    Adelphia Communications Corp.
      CL-A*...........................    2,800         183,750
    AT&T Corp. .......................   38,900       1,974,175
    Bell Atlantic Corp. ..............    9,000         554,063
    Bellsouth Corp. ..................   34,500       1,615,031
    Comcast Corp. Cl-A................    7,200         361,800
    Commscope, Inc.*..................   14,800         596,625
    Cox Communications, Inc. Cl-A*....    8,600         442,900
    EchoStar Communications Corp.
      Cl-A*...........................    3,600         351,000
    GTE Corp. ........................   13,700         966,706
    Lucent Technologies, Inc. ........   31,100       2,326,668
    Nextel Communications, Inc.
      Cl-A*...........................    3,300         340,313
    Nortel Networks Corp. ............    8,800         888,800
    QUALCOMM, Inc.*...................    1,600         282,000
    SBC Communications, Inc. .........   41,906       2,042,917
    Scientific-Atlanta, Inc.*.........   10,900         606,313
    Sprint Corp. (FON Group)..........   31,000       2,086,687
    Sprint Corp. (PCS Group)*.........    4,600         471,500
    U.S. West, Inc. ..................    2,800         201,600
                                                   ------------
                                                     16,292,848
                                                   ------------
TRANSPORTATION -- 0.2%
    Paccar, Inc. .....................    4,800         212,700
    United Parcel Service, Inc.
      Cl-B*...........................    1,600         110,400
    USFreightways Corp. ..............    1,600          76,600
                                                   ------------
                                                        399,700
                                                   ------------
UTILITIES -- 1.1%
    Energy East Corp. ................    6,300         131,119
    LG&E Energy Corp. ................   15,500         270,281
    Minnesota Power, Inc. ............   13,200         223,575
    Public Service Enterprise Group,
      Inc. ...........................   17,800         619,662
    Reliant Energy, Inc. .............    6,700         153,263
    Southern Co. .....................   18,100         425,350
    Texas Utilities Co. ..............    5,100         181,369
    UtiliCorp United, Inc. ...........   22,000         427,625
                                                   ------------
                                                      2,432,244
                                                   ------------
TOTAL COMMON STOCK
  (Cost $107,746,356).................              128,028,455
                                                   ------------

                                          PAR
                                         (000)      VALUE
                                        -------  ------------
CORPORATE OBLIGATIONS -- 7.4%
AEROSPACE -- 0.2%
    Lockheed Martin Corp.
      8.20%, 12/01/09.................  $   500  $    498,750
                                                 ------------
AIRLINES -- 0.2%
    Continental Airlines, Inc.
      8.00%, 12/15/05.................      450       415,125
                                                 ------------
AUTOMOTIVE PARTS -- 0.2%
    Lear Corp. 144A
      7.96%, 05/15/05.................      550       528,688
                                                 ------------
BEVERAGES -- 0.2%
    Pepsi Bottling Group, Inc. 144A
      7.00%, 03/01/29.................      300       272,625
    Pepsi Bottling Holdings, Inc. 144A
      5.625%, 02/17/09................      300       265,500
                                                 ------------
                                                      538,125
                                                 ------------
BROADCASTING -- 0.1%
    British Sky Broadcasting
      6.875%, 02/23/09................      300       265,875
                                                 ------------
CHEMICALS -- 0.3%
    DuPont, (E.I.) de Nemours & Co.
      6.875%, 10/15/09................      650       632,938
                                                 ------------
CONSUMER PRODUCTS & SERVICES -- 0.1%
    Fort James Corp.
      6.625%, 09/15/04................      250       240,938
                                                 ------------
CONTAINERS & PACKAGING -- 0.1%
    Owens-Illinois, Inc.
      7.15%, 05/15/05.................      350       325,063
                                                 ------------
FINANCIAL-BANK & TRUST -- 0.8%
    Banco Santander
      7.625%, 11/03/09................      600       594,750
    First Bank System, Inc.
      7.625%, 05/01/05................      100       101,000
    Fleet National Bank
      5.75%, 01/15/09.................      450       395,438
    NationsBank Corp.
      6.125%, 07/15/04................      300       288,000
    Southern Investments UK
      6.80%, 12/01/06.................      300       280,875
                                                 ------------
                                                    1,660,063
                                                 ------------
FINANCIAL SERVICES -- 1.6%
    BMW Vehicle Owner Trust
      6.41%, 04/25/03.................      600       597,129
    Ford Motor Credit Co.
      7.375%, 10/28/09................    1,200     1,187,999
    General Motors Acceptance Corp.
      7.125%, 05/01/03................      100        99,625
    Hutchison Whampoa Financial Corp.
      144A
      7.45%, 08/01/17.................      350       317,188

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AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                                         (000)      VALUE
                                        -------  ------------
    Lehman Brothers Holdings, Inc.
      6.625%, 04/01/04................  $   450  $    434,813
    Morgan Stanley, Dean Witter & Co.
      7.125%, 01/15/03................      650       649,187
                                                 ------------
                                                    3,285,941
                                                 ------------
INSURANCE -- 0.1%
    Conseco, Inc.
      6.40%, 06/15/01.................      300       294,750
                                                 ------------
MACHINERY & EQUIPMENT -- 0.3%
    Caterpillar, Inc.
      7.25%, 09/15/09.................      600       589,500
                                                 ------------
OIL & GAS -- 1.0%
    Enron Corp.
      6.625%, 11/15/05................      600       570,750
      6.70%, 11/15/06.................      600       567,750
    Petroleum Geo-Services
      7.125%, 03/30/28................      650       571,187
    USX Corp.
      6.65%, 02/01/06.................      600       563,250
                                                 ------------
                                                    2,272,937
                                                 ------------
REAL ESTATE -- 0.2%
    Chelsea GCA Realty, Inc. [REIT]
      7.25%, 10/21/07.................      400       362,500
                                                 ------------
RETAIL & MERCHANDISING -- 0.8%
    Home Depot, Inc. 144A
      6.50%, 09/15/04.................      600       588,000
    Rite Aid Corp. 144A
      6.00%, 12/15/05.................      100        74,000
    Saks, Inc.
      8.25%, 11/15/08.................      300       294,000
    Sears, Roebuck & Co.
      6.25%, 01/15/04.................      200       191,250
    Wal-Mart Stores, Inc.
      6.875%, 08/10/09................      600       584,250
                                                 ------------
                                                    1,731,500
                                                 ------------
TELECOMMUNICATIONS -- 0.9%
    CSC Holdings, Inc.
      8.125%, 07/15/09................      300       300,000
    GTE North, Inc.
      5.65%, 11/15/08.................      500       443,125
    Qwest Communications
      International, Inc.
      7.50%, 11/01/08.................      700       681,624
    TCI Communications, Inc.
      8.75%, 08/01/15.................      300       326,625
    WorldCom, Inc.
      7.55%, 04/01/04.................      100       101,250
                                                 ------------
                                                    1,852,624
                                                 ------------
UTILITIES -- 0.3%
    Alliant Energy Resources 144A
      7.375%, 11/09/09................      600       585,750
                                                 ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $16,648,950)..................             16,081,067
                                                 ------------

                                          PAR
                                         (000)      VALUE
                                        -------  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 14.6%
    Federal Home Loan Bank
      1.50%, 01/03/00.................  $ 8,544  $  8,543,288
                                                 ------------
    Federal Home Loan Mortgage Corp.
      7.00%, 06/01/14-08/01/29........    2,908     2,856,702
      7.50%, 08/01/29.................    1,793     1,776,227
                                                 ------------
                                                    4,632,929
                                                 ------------
    Federal National Conventional Loan
      7.00%, 03/01/28.................      654       632,523
                                                 ------------
    Federal National Mortgage Assoc.
      6.00%, 10/01/28.................    2,513     2,300,643
      6.23%, 07/21/08.................      200       186,513
      6.50%, 08/15/04-01/01/28........    8,466     8,026,506
      7.00%, 05/01/11-07/01/29........    2,147     2,094,421
      7.50%, 12/11/03-07/01/29........    2,801     2,779,640
                                                 ------------
                                                   15,387,723
                                                 ------------
    Government National Mortgage
      Assoc.
      6.00%, 04/15/28-05/15/28........      569       518,147
      6.50%, 03/15/28-04/15/28........    1,574     1,479,134
      7.00%, 12/15/27.................      254       245,137
      8.00%, 03/15/27.................       81        81,462
      8.75%, 01/15/27-04/15/27........      105       108,988
                                                 ------------
                                                    2,432,868
                                                 ------------
    (Cost $32,545,430)................             31,629,331
                                                 ------------
U.S. TREASURY OBLIGATIONS -- 10.4%
    U.S. Treasury Bonds
      7.875%, 02/15/21................    3,600     4,025,682
      5.25%, 11/15/28-02/15/29........      750       620,575
      6.125%, 08/15/29................    1,400     1,334,781
                                                 ------------
                                                    5,981,038
                                                 ------------
    U.S. Treasury Notes
      5.50%, 03/31/00-05/15/04........   12,750    12,682,935
      6.625%, 07/31/01-05/15/07.......    1,600     1,608,557
      5.75%, 11/30/02.................      500       493,024
      5.25%, 05/15/04.................      400       383,273
      6.00%, 08/15/04-08/15/09........      550       538,472
      6.50%, 10/15/06.................      600       598,625
      4.75%, 11/15/08.................      250       220,695
                                                 ------------
                                                   16,525,581
                                                 ------------
    (Cost $23,227,101)................             22,506,619
                                                 ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.1%
    Case Equipment Loan Trust
      Series 1998-B Cl-A4
      5.92%, 10/15/05.................      300       294,506
    CIT RV Trust Series 1998-A Cl-A4
      6.09%, 02/15/12.................      300       293,126
    Comed Transitional Funding Trust
      Series 1998-1 Cl-A6
      5.63%, 06/25/09.................      100        92,712

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
--------------------------------------------------------------------------------


                                          PAR
                                         (000)      VALUE
                                        -------  ------------
    General Motors Acceptance Corp.
      Series 1999-Cl Cl-A2
      6.175%, 05/15/33................  $   450  $    409,672
    Morgan Stanley Capital I
      Series 1998-WF1 Cl-A1
      6.25%, 07/15/07.................      183       177,336
    Morgan Stanley Capital I
      Series 1998-WF1 Cl-A2
      6.55%, 12/15/07.................      800       759,803
    Nationslink Funding Corp.
      Series 1998-2 Cl-A1
      6.00%, 11/20/07.................      187       177,861
    Nationslink Funding Corp.
      Series 1999-1 Cl-A2
      6.316%, 11/20/08................      250       232,311
                                                 ------------
    (Cost $2,552,141).................              2,437,327
                                                 ------------
SOVEREIGN ISSUES -- 0.3%
CANADA
    British Columbia Government
      5.375%, 10/29/08................      100        87,813
    Quebec Province
      7.50%, 09/15/29.................      600       574,138
                                                 ------------
    (Cost $692,819)...................                661,951
                                                 ------------

                                       PRINCIPAL
                                       IN LOCAL
                                       CURRENCY
                                         (000)
                                       ---------
FOREIGN BONDS -- 6.8%
CANADA -- 0.4%
    Canadian Government
      5.00%, 03/15/00................        980        678,878
      6.00%, 06/01/08................        300        204,420
                                                   ------------
                                                        883,298
                                                   ------------

                                       PRINCIPAL
                                       IN LOCAL
                                       CURRENCY
                                         (000)        VALUE
                                       ---------      -----
DENMARK -- 0.1%
    Kingdom of Denmark
      8.00%, 03/15/06................      1,150   $    175,729
                                                   ------------
GERMANY -- 3.5%
    Deutschland Republic
      6.00%, 09/15/03................      4,150      4,352,254
      4.125%, 07/04/08...............      3,400      3,151,395
                                                   ------------
                                                      7,503,649
                                                   ------------
JAPAN -- 2.0%
    Japanese Government
      2.90%, 12/20/05................    410,000      4,408,353
                                                   ------------
UNITED KINGDOM -- 0.8%
    United Kingdom Treasury
      9.00%, 10/13/08................        850      1,673,419
                                                   ------------
TOTAL FOREIGN BONDS
  (Cost $15,344,243).................                14,644,448
                                                   ------------
TOTAL INVESTMENTS  -- 99.6%
  (Cost $198,757,040)................               215,989,198
OTHER ASSETS LESS
  LIABILITIES -- 0.4%................                   758,748
                                                   ------------
NET ASSETS -- 100.0%.................              $216,747,946
                                                   ============

$56,250 has been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1999:

                           EXPIRATION   NUMBER OF    UNREALIZED
DESCRIPTION                  MONTH      CONTRACTS   APPRECIATION
----------------------------------------------------------------
S&P 500..................    03/00          3         $46,003
                                                      =======

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 1.2% of net assets.

See Notes to Financial Statements.

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
FOREIGN STOCK -- 95.8%
AUSTRALIA -- 0.5%
    Cable & Wireless Optus Ltd.*.....    208,477   $    697,174
                                                   ------------
BELGIUM -- 0.2%
    Fortis Cl-B......................     10,146        366,029
                                                   ------------
BRAZIL -- 0.9%
    Petroleo Brasileiro SA...........  5,220,000      1,329,200
                                                   ------------
CANADA -- 1.9%
    Nortel Networks Corp. ...........     29,400      2,969,400
                                                   ------------
DENMARK -- 1.1%
    ISS International Cl-B...........      5,400        362,862
    Novo-Nordisk AS Cl-B.............      4,543        601,950
    Tele Danmark AS..................     10,600        786,809
                                                   ------------
                                                      1,751,621
                                                   ------------
FINLAND -- 4.3%
    Nokia Corp. Cl-A [ADR]...........     15,400      2,926,000
    Sonera Group Oyj.................     53,666      3,678,086
                                                   ------------
                                                      6,604,086
                                                   ------------
FRANCE -- 11.4%
    Accor SA.........................     11,450        553,184
    Alcatel..........................      7,609      1,747,258
    Altran Technologies SA...........      2,607      1,575,385
    AXA SA...........................      7,561      1,053,925
    Cap Gemini SA....................      3,413        866,226
    Carrefour Supermarche SA.........      7,286      1,343,606
    Groupe Danone....................      3,000        707,020
    Lafarge SA.......................      4,000        465,707
    Pinault-Printemps Redoute SA.....      5,800      1,530,466
    Societe Generale.................      3,500        814,281
    Societe Television Francaise.....      3,850      2,016,316
    STMicroelectronics NV NY Reg. ...     12,500      1,892,969
    Total Fina SA Cl-B...............      3,344        446,248
    Vivendi..........................     28,690      2,590,451
                                                   ------------
                                                     17,603,042
                                                   ------------
GERMANY -- 5.2%
    DePfa Deutsche
      Pfandbriefbank AG..............      2,200        162,856
    EM.TV & Merchandising AG.........      5,331        351,677
    Intershop Communications AG*.....      2,305        659,301
    Mannesmann AG....................     22,350      5,411,361
    Siemens AG.......................     10,800      1,381,408
                                                   ------------
                                                      7,966,603
                                                   ------------
HONG KONG -- 2.1%
    China Telecom Ltd.*..............    506,000      3,163,517
                                                   ------------
ISRAEL -- 0.4%
    Check Point Software Technologies
      Ltd. ..........................      2,900        576,375
                                                   ------------
ITALY -- 4.2%
    Banco Intesa SPA.................     83,800        340,129
    Mediaset SPA.....................     59,546        925,965
    Mediolanum SPA...................     64,000        837,949
    Mondadori (Arnoldo) Editore
      SPA............................     49,600      1,573,572
    Seat Pagine Gialle SPA...........    305,991      1,004,664

                                        SHARES        VALUE
                                        ------        -----
    Telecom Italia SPA...............    120,100   $  1,693,424
    Tiscali SPA*.....................        235         95,382
                                                   ------------
                                                      6,471,085
                                                   ------------
JAPAN -- 28.5%
    Fujitsu Ltd. ....................     35,000      1,596,359
    Hitachi Ltd. ....................    143,000      2,295,390
    Japan Telecom Co. Ltd. ..........        400      1,605,168
    Kao Corp. .......................     40,000      1,141,235
    KDD Corp.........................      8,700      1,205,755
    Keyence Corp. ...................      1,700        690,516
    Kyocera Corp. ...................     18,000      4,668,689
    Matsushita Communication
      Industrial Co. Ltd.............      4,000      1,057,062
    Matsushita Electric Industrial
      Co. ...........................     25,000        692,473
    NEC Corp. .......................     26,000        619,654
    Nippon Telegraph & Telephone
      Corp. .........................         87      1,490,163
    Nomura Securities Co. Ltd. ......     63,000      1,137,663
    NTT Data Corp. ..................         96      2,208,085
    NTT Mobile Communication Network,
      Inc. ..........................         88      3,384,947
    Omron Corp. .....................     28,000        646,765
    Pioneer Corp.....................     23,000        607,811
    Ryohin Keikaku Co. Ltd. .........      4,300        863,199
    SMC Corp. .......................      2,100        464,725
    Softbank Corp. ..................      4,900      4,690,418
    Sony Corp. ......................     20,300      6,020,263
    Takeda Chemical Industries
      Ltd. ..........................      9,000        444,847
    Tokyo Electric Power Co.,
      Inc. ..........................     30,700        823,314
    Tokyo Electron Ltd. .............     16,000      2,192,424
    Toyota Motor Corp. ..............     50,000      2,422,433
    Trend Micro, Inc. ...............      2,000        505,041
    Tyco International Ltd. .........     14,000        544,250
                                                   ------------
                                                     44,018,649
                                                   ------------
KOREA -- 1.1%
    Samsung Electronics Co. .........      7,491      1,754,827
                                                   ------------
MEXICO -- 1.5%
    Grupo Televisa SA [GDR]*.........     11,100        757,575
    Telefonos de Mexico SA Cl-L
      [ADR]..........................     14,500      1,631,250
                                                   ------------
                                                      2,388,825
                                                   ------------
NETHERLANDS -- 6.3%
    ASM Lithography Holding NV NY
      Reg.*..........................      7,700        875,875
    Assurantieconcern Stad
      Rotterdam NV...................      6,140        390,823
    Getronics NV.....................     17,100      1,364,004
    Gucci Group NV NY Reg. ..........      3,100        354,950
    ING Groep NV.....................     15,677        946,399
    Koninklijke (Royal) Philips
      Electronics NV NY Reg. ........     13,980      1,887,300
    Randstad Holdings NV.............     13,400        645,100
    United Pan-Europe Communications
      NV*............................     12,407      1,586,956
    VNU NV...........................     24,800      1,303,318

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Wolters Kluwer NV................     11,627   $    393,461
                                                   ------------
                                                      9,748,186
                                                   ------------
PORTUGAL -- 0.4%
    PT MULTIMEDIA -- Servicos de
      Telecomunicacoes e Multimedia
      SGPS SA 144A*..................     10,972        614,184
                                                   ------------
SINGAPORE -- 2.0%
    Development Bank of Singapore*...     38,638        633,334
    Singapore Press Holdings Ltd. ...     43,200        936,367
    Singapore Technologies
      Engineering Ltd. ..............    518,000        802,426
    United Overseas Bank Ltd. .......     36,960        326,216
    Venture Manufacturing Ltd. ......     39,000        447,253
                                                   ------------
                                                      3,145,596
                                                   ------------
SPAIN -- 1.9%
    Sogecable SA*....................     10,087        644,089
    Telefonica SA....................     94,382      2,357,411
                                                   ------------
                                                      3,001,500
                                                   ------------
SWEDEN -- 3.7%
    Assa Abloy AB Cl-B...............     40,800        573,061
    Ericsson, (L.M.) Telephone Co.
      [ADR]..........................     15,000        985,313
    Europolitan Holdings AB..........     37,500        661,142
    Hennes & Mauritz AB Cl-B.........     61,500      2,060,119
    Modern Times Group AB Cl-B*......     14,244        706,508
    Securitas AB Cl-B................     37,400        676,963
                                                   ------------
                                                      5,663,106
                                                   ------------
SWITZERLAND -- 3.8%
    ABB AG*..........................     18,528      2,266,110
    Credit Suisse Group..............      5,500      1,093,230
    Holderbank Financiere Glarus AG
      Cl-B...........................        419        573,648
    Nestle SA........................        278        509,280
    Novartis AG......................        669        982,304
    PubliGroupe SA*..................        400        395,654
                                                   ------------
                                                      5,820,226
                                                   ------------
UNITED KINGDOM -- 14.4%
    Amvescap PLC.....................     99,100      1,152,549
    ARM Holdings PLC*................      7,860        530,323
    AstraZeneca Group PLC............     16,800        696,879
    Barclays PLC.....................     16,900        486,461
    BBA Group PLC....................     47,600        384,441
    BP Amoco PLC [ADR]...............      8,500        504,156
    British Telecommunications PLC...     77,200      1,886,728

                                        SHARES        VALUE
                                        ------        -----
    Cable & Wireless Communications
      PLC............................     47,937   $    689,151
    Cable & Wireless PLC.............     28,711        486,493
    Capita Group PLC.................     46,800        854,235
    Centrica PLC.....................    203,278        576,263
    CMG PLC..........................      6,800        500,543
    Colt Telecom Group PLC*..........     31,593      1,617,209
    Compass Group PLC................     46,500        638,447
    CRH PLC..........................     16,400        353,470
    Energis PLC*.....................     18,020        865,663
    Invensys PLC.....................    101,600        553,066
    Logica PLC.......................     44,700      1,153,097
    Marconi PLC......................     68,000      1,203,302
    Orange PLC*......................     20,500        692,075
    Pearson PLC......................     28,700        929,037
    Prudential Corp. PLC.............     34,500        679,880
    Telewest Communications PLC*.....    178,145        950,320
    Thus PLC*........................     93,370        613,840
    Vodafone AirTouch PLC............    191,550        949,117
    Vodafone AirTouch PLC [ADR]......     15,850        784,575
    WPP Group PLC....................     92,900      1,472,102
                                                   ------------
                                                     22,203,422
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $89,466,066).................               147,856,653
                                                   ------------
U.S. STOCK -- 4.6%
COMPUTER SERVICES & SOFTWARE -- 0.5%
    Comverse Technology, Inc.*.......      5,800        839,550
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.8%
    Celestica, Inc.*.................     21,000      1,165,500
                                                   ------------
SEMICONDUCTORS -- 1.7%
    JDS Uniphase Corp.*..............     16,080      2,593,905
                                                   ------------
TELECOMMUNICATIONS -- 1.6%
    Amdocs Ltd.* ....................     16,400        565,800
    Global TeleSystems Group,
      Inc.*..........................     24,200        837,925
    Infonet Services Corp. Cl-B*.....     11,300        296,625
    NTL, Inc.*.......................      5,900        736,025
                                                   ------------
                                                      2,436,375
                                                   ------------
TOTAL U.S. STOCK
  (Cost $3,263,546)..................                 7,035,330
                                                   ------------
TOTAL INVESTMENTS -- 100.4%
  (Cost $92,729,612).................               154,891,983
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.4)%.............                  (665,603)
                                                   ------------
NET ASSETS -- 100.0%.................              $154,226,380
                                                   ============

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Foreign currency exchange contracts outstanding at December 31, 1999:

                                         IN                    UNREALIZED
SETTLEMENT               CONTRACTS    EXCHANGE   CONTRACTS   APPRECIATION/
  MONTH      TYPE        TO RECEIVE     FOR      AT VALUE    (DEPRECIATION)
---------------------------------------------------------------------------
01/00        Buy    CHF     94,156    $58,869    $ 59,163        $ 294
01/00        Buy    JPY  12,482,779   122,380     122,250         (130)
                                      --------   --------        -----
                                      $181,249   $181,413        $ 164
                                      ========   ========        =====

                                          IN
SETTLEMENT               CONTRACTS     EXCHANGE    CONTRACTS     UNREALIZED
  MONTH      TYPE        TO DELIVER      FOR        AT VALUE    APPRECIATION
----------------------------------------------------------------------------
01/00        Sell   CHF  2,411,971    $2,436,481   $2,434,855      $1,626
                                      ==========   ==========      ======

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 1999. Percentages are based on net assets.

INDUSTRY
--------
Advertising...........................................   1.2%
Automobile Manufacturers..............................   3.1%
Beverages.............................................   0.3%
Broadcasting..........................................   2.9%
Business Services.....................................   5.7%
Chemicals.............................................   0.3%
Clothing & Apparel....................................   0.2%
Computer Hardware.....................................   0.6%
Computer Services & Software..........................   1.7%
Conglomerates.........................................   2.6%
Construction..........................................   0.3%
Consumer Products & Services..........................   8.8%
Electronic Components & Equipment.....................   8.5%
Entertainment & Leisure...............................   0.5%
Financial-Bank & Trust................................   2.8%
Financial Services....................................   6.2%
Food..................................................   2.9%
Hotels & Motels.......................................   0.4%
Industrial Products...................................   5.8%
Insurance.............................................   1.9%
Machinery & Equipment.................................   1.5%
Oil & Gas.............................................   1.2%
Pharmaceuticals.......................................   1.5%
Printing & Publishing.................................   6.6%
Retail & Merchandising................................   1.6%
Semiconductors........................................   1.6%
Telecommunications....................................  24.6%
Utilities.............................................   0.5%
                                                        ----
Total.................................................  95.8%
                                                        ====

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, this security amounted to 0.4% of net assets.

See Notes to Financial Statements.

AST T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 95.8%
AIRLINES -- 1.7%
    Midwest Express Holdings,
      Inc.*..........................    141,000   $  4,494,375
                                                   ------------
AUTOMOTIVE PARTS -- 1.6%
    Myers Industries, Inc. ..........    125,000      1,968,750
    OEA, Inc. .......................    236,000      1,150,500
    TBC Corp.*.......................    177,000      1,106,250
                                                   ------------
                                                      4,225,500
                                                   ------------
BROADCASTING -- 0.4%
    Saga Communications, Inc.
      Cl-A*..........................     57,050      1,155,263
                                                   ------------
BUILDING MATERIALS -- 8.2%
    Cameron Ashley Building Products,
      Inc.*..........................    215,000      2,150,000
    Gibraltar Steel Corp. ...........    113,000      2,641,375
    Lone Star Technologies, Inc.*....    151,000      4,209,124
    Modine Manufacturing Co. ........    100,000      2,500,000
    Republic Group, Inc. ............    189,000      2,858,625
    Skyline Corp. ...................    113,000      2,655,500
    Thomas Industries, Inc. .........    122,000      2,493,375
    U.S. Aggregates, Inc.............    150,000      1,800,000
                                                   ------------
                                                     21,307,999
                                                   ------------
BUSINESS SERVICES -- 1.1%
    IT Group, Inc.*..................    320,000      2,940,000
                                                   ------------
CHEMICALS -- 2.5%
    Arch Chemicals, Inc. ............    141,000      2,952,188
    Schulman, (A.), Inc. ............    110,000      1,794,375
    TETRA Technologies, Inc.*........    247,400      1,793,650
                                                   ------------
                                                      6,540,213
                                                   ------------
CLOTHING & APPAREL -- 1.1%
    Dan River, Inc. Cl-A*............    236,000      1,209,500
    Unifi, Inc.*.....................    130,000      1,600,625
                                                   ------------
                                                      2,810,125
                                                   ------------
COMPUTER HARDWARE -- 0.9%
    Analogic Corp. ..................     75,000      2,475,000
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 4.9%
    Analysts International Corp. ....    175,000      2,187,500
    CompuCom Systems, Inc.*..........    300,000      1,237,500
    Progress Software*...............     94,000      5,334,500
    SPSS, Inc.*......................    160,000      4,040,000
                                                   ------------
                                                     12,799,500
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 0.7%
    Culp, Inc. ......................    132,000        833,250
    Packaged Ice, Inc.*..............    300,000        975,000
                                                   ------------
                                                      1,808,250
                                                   ------------
CONTAINERS & PACKAGING -- 4.9%
    Aptargroup, Inc. ................    150,000      3,768,750
    Ivex Packaging Corp.*............    210,000      2,100,000
    Liqui-Box Corp. .................     66,000      3,267,000
    Shorewood Packaging Corp.*.......    190,000      3,598,125
                                                   ------------
                                                     12,733,875
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
ELECTRONIC COMPONENTS & EQUIPMENT -- 9.4%
    Electro Rental Corp.*............    283,000   $  3,289,875
    FLIR Systems, Inc.*..............    140,000      2,275,000
    Franklin Electric Co., Inc. .....     40,000      2,807,500
    Landauer, Inc. ..................     63,000      1,378,125
    Littelfuse, Inc.*................    200,000      4,853,125
    Methode Electronics, Inc. Cl-A...    250,000      8,031,249
    Pioneer-Standard Electronics,
      Inc. ..........................    122,000      1,761,375
                                                   ------------
                                                     24,396,249
                                                   ------------
ENVIRONMENTAL SERVICES -- 0.9%
    Newpark Resources, Inc.*.........    320,000      1,960,000
    Waterlink, Inc.*.................    150,000        375,000
                                                   ------------
                                                      2,335,000
                                                   ------------
EQUIPMENT SERVICES -- 1.3%
    Cort Business Services Corp.*....    140,000      2,441,250
    Unifirst Corp. ..................     73,100        922,888
                                                   ------------
                                                      3,364,138
                                                   ------------
FINANCIAL-BANK & TRUST -- 6.0%
    Community First Bankshares,
      Inc. ..........................    190,000      2,992,500
    First Republic Bank*.............    142,000      3,337,000
    Silicon Valley Bancshares*.......    190,000      9,404,999
                                                   ------------
                                                     15,734,499
                                                   ------------
FINANCIAL SERVICES -- 5.1%
    Allied Capital Corp. ............    236,000      4,321,749
    American Capital Strategies
      Ltd. ..........................    100,000      2,275,000
    First Financial Fund, Inc.**.....    283,000      2,175,563
    Medallion Financial Corp. .......     65,000      1,165,938
    Triad Guaranty, Inc.*............    146,000      3,321,500
                                                   ------------
                                                     13,259,750
                                                   ------------
FOOD -- 0.5%
    International Multifoods
      Corp. .........................    100,000      1,325,000
                                                   ------------
FURNITURE -- 0.6%
    Stanley Furniture Co., Inc.*.....     90,000      1,653,750
                                                   ------------
INSURANCE -- 5.4%
    Brown & Brown, Inc. .............    151,000      5,785,187
    Markel Corp.*....................     18,000      2,790,000
    Medical Assurance, Inc.*.........    142,000      3,008,625
    Presidential Life Corp. .........    100,000      1,837,500
    PXRE Corp. ......................     50,000        650,000
                                                   ------------
                                                     14,071,312
                                                   ------------
LUMBER & WOOD PRODUCTS -- 0.6%
    Deltic Timber Corp. .............     75,000      1,640,625
                                                   ------------
MACHINERY & EQUIPMENT -- 3.7%
    Alamo Group, Inc. ...............     49,200        492,000
    Carbo Ceramics, Inc. ............     90,000      1,968,750
    Smith, (A.O.) Corp. .............    132,000      2,887,500
    TransTechnology Corp. ...........    132,000      1,460,250
    Woodward Governor Co. ...........    100,000      2,750,000
                                                   ------------
                                                      9,558,500
                                                   ------------

AST T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
MEDICAL SUPPLIES & EQUIPMENT -- 2.0%
    Lunar Corp.*.....................     58,200   $    414,675
    Ocular Sciences, Inc.*...........     95,000      1,793,125
    Owens & Minor, Inc. .............    330,000      2,949,375
                                                   ------------
                                                      5,157,175
                                                   ------------
METALS & MINING -- 2.1%
    Homestake Mining Co. ............    127,000        992,188
    Layne Christensen Co.*...........    113,000        819,250
    Material Sciences Corp.*.........    161,000      1,640,188
    Penn Virginia Corp. .............    122,000      2,043,499
                                                   ------------
                                                      5,495,125
                                                   ------------
OFFICE EQUIPMENT -- 4.7%
    Aaron Rents, Inc. Cl-A...........     51,600        941,700
    Aaron Rents, Inc. Cl-B...........    132,000      2,343,000
    CompX International, Inc. .......    175,000      3,215,625
    IDEX Corp. ......................    130,000      3,948,750
    McGrath Rentcorp.................    108,000      1,890,000
                                                   ------------
                                                     12,339,075
                                                   ------------
OIL & GAS -- 3.1%
    Chieftan International, Inc.*....    190,000      3,277,500
    Cross Timbers Oil Co. ...........    236,000      2,138,750
    Devon Energy Corp. ..............     85,000      2,794,375
                                                   ------------
                                                      8,210,625
                                                   ------------
PAPER & FOREST PRODUCTS -- 1.2%
    CSS Industries, Inc.*............     50,000      1,068,750
    Wausau-Mosinee Paper Corp. ......    173,000      2,021,938
                                                   ------------
                                                      3,090,688
                                                   ------------
PERSONAL SERVICES -- 1.7%
    Matthews International Corp.
      Cl-A...........................    161,000      4,427,500
                                                   ------------
PHARMACEUTICALS -- 0.7%
    Coulter Pharmaceutical, Inc.*....     78,000      1,769,625
                                                   ------------
REAL ESTATE -- 4.9%
    Glenborough Realty Trust, Inc.
      [REIT].........................    240,000      3,210,000
    Innkeepers USA Trust [REIT]......    212,000      1,735,750
    National Health Investors, Inc.
      [REIT].........................     22,900        340,638
    Pacific Gulf Properties, Inc.
      [REIT].........................    142,000      2,875,500
    Parkway Co. [REIT]...............     60,000      1,728,750
    Sun Communities, Inc. [REIT].....     94,000      3,025,625
                                                   ------------
                                                     12,916,263
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
RESTAURANTS -- 4.1%
    Consolidated Products, Inc.*.....    209,000   $  2,116,125
    RARE Hospitality International,
      Inc.*..........................    160,000      3,462,500
    Ruby Tuesday, Inc. ..............    285,000      5,183,438
                                                   ------------
                                                     10,762,063
                                                   ------------
RETAIL & MERCHANDISING -- 4.1%
    Bon-Ton Stores, Inc.*............    180,000        663,750
    Casey's General Stores, Inc. ....    235,000      2,452,812
    Fred's, Inc. ....................    122,000      1,944,375
    Goody's Family Clothing*.........    250,000      1,343,750
    Hancock Fabrics, Inc. ...........    190,000        593,750
    Jo-Ann Stores, Inc. Cl-B*........    122,000      1,227,625
    Stein Mart, Inc.*................    425,000      2,417,188
                                                   ------------
                                                     10,643,250
                                                   ------------
TRANSPORTATION -- 2.0%
    Hub Group, Inc. Cl-A*............    102,900      2,058,000
    Landstar Systems, Inc.*..........     75,000      3,210,938
                                                   ------------
                                                      5,268,938
                                                   ------------
UTILITIES -- 3.7%
    Black Hills Corp. ...............    150,000      3,328,125
    Cleco Corp. .....................    100,000      3,206,250
    United Water Resources, Inc. ....     90,000      3,076,875
                                                   ------------
                                                      9,611,250
                                                   ------------
TOTAL COMMON STOCK
  (Cost $287,452,145)................               250,320,500
                                                   ------------
PREFERRED STOCK -- 0.3%
    Cross Timbers Oil Co.
    $1.5625 Cl-A
    (Cost $1,188,022)................     33,000        787,875
                                                   ------------
                                          PAR
                                         (000)
                                       ---------
    Oesterreichische Kontrollbank
      6.60%, 01/18/00................  $   3,000      2,990,650
    Sand Dollar Fund
      6.00%, 02/28/00+...............      5,000      4,950,861
                                                   ------------
    (Cost $7,942,317)................                 7,941,511
                                                   ------------

AST T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                       ---------   ------------
SHORT-TERM INVESTMENTS -- 0.5%
    Temporary Investment Cash Fund
    (Cost $1,332,777)................  1,332,777   $  1,332,777
                                                   ------------
TOTAL INVESTMENTS -- 99.6%
  (Cost $297,915,261)................               260,382,663
OTHER ASSETS LESS
  LIABILITIES -- 0.4%................                 1,110,717
                                                   ------------
NET ASSETS -- 100.0%.................              $261,493,380
                                                   ============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

** Closed-end fund.

+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the year, this security amounted to 1.9% of net assets.

See Notes to Financial Statements.

AST MARSICO CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
COMMON STOCK -- 94.0%
ADVERTISING -- 1.2%
    Omnicom Group, Inc. ...........    213,277   $   21,327,700
                                                 --------------
AEROSPACE -- 1.5%
    General Motors Corp. Cl-H*.....    265,468       25,484,928
                                                 --------------
AIRLINES -- 2.9%
    AMR Corp.*.....................    237,320       15,900,440
    UAL Corp.*.....................    434,180       33,676,086
                                                 --------------
                                                     49,576,526
                                                 --------------
BEVERAGES -- 1.5%
    Anheuser-Busch Companies,
      Inc..........................    358,829       25,432,005
                                                 --------------
BROADCASTING -- 2.9%
    Clear Channel Communications,
      Inc.*........................    344,663       30,761,173
    UnitedGlobalCom, Inc. Cl-A*....    266,066       18,790,911
                                                 --------------
                                                     49,552,084
                                                 --------------
CHEMICALS -- 0.8%
    Dupont, (E.I.) de Nemours &
      Co. .........................    204,658       13,481,846
                                                 --------------
COMPUTER HARDWARE -- 10.9%
    Dell Computer Corp.*...........  1,638,393       83,558,043
    EMC Corp.*.....................    961,030      104,992,528
                                                 --------------
                                                    188,550,571
                                                 --------------
COMPUTER SERVICES & SOFTWARE -- 15.4%
    3Com Corp.*....................    859,752       40,408,344
    America Online, Inc.*..........    843,363       63,621,196
    Cisco Systems, Inc.*...........    762,969       81,733,054
    Juniper Networks, Inc.*........     68,492       23,287,280
    Oracle Corp.*..................     99,028       11,097,325
    Sun Microsystems, Inc.*........    602,888       46,686,140
                                                 --------------
                                                    266,833,339
                                                 --------------
CONSTRUCTION -- 0.2%
    M.D.C. Holdings, Inc...........    165,770        2,600,517
                                                 --------------
CONSUMER PRODUCTS & SERVICES -- 1.3%
    Estee Lauder Companies, Inc.
      Cl-A.........................    460,334       23,218,096
                                                 --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 6.7%
    General Electric Co. ..........    446,931       69,162,572
    Sony Corp.*....................      3,394          966,442
    Texas Instruments, Inc. .......    475,381       46,052,534
                                                 --------------
                                                    116,181,548
                                                 --------------
ENTERTAINMENT & LEISURE -- 3.0%
    Royal Caribbean Cruises Ltd. ..     24,079        1,187,396
    Time Warner, Inc. .............    704,577       51,037,796
                                                 --------------
                                                     52,225,192
                                                 --------------
EQUIPMENT SERVICES -- 1.2%
    Hertz Corp. Cl-A...............    412,955       20,699,369
                                                 --------------

                                      SHARES         VALUE
                                      ------         -----
FINANCIAL-BANK & TRUST -- 0.8%
    Northern Trust Corp............    251,754   $   13,342,962
                                                 --------------
FINANCIAL SERVICES -- 8.9%
    Citigroup, Inc.................  1,352,944       75,172,951
    Fannie Mae.....................    546,800       34,140,825
    Morgan Stanley, Dean Witter &
      Co. .........................    306,046       43,688,067
                                                 --------------
                                                    153,001,843
                                                 --------------
HOTELS & MOTELS -- 1.7%
    Four Seasons Hotels, Inc.......    539,754       28,741,901
                                                 --------------
PHARMACEUTICALS -- 5.2%
    Genentech, Inc.*...............    536,463       72,154,273
    Priority Healthcare Corp.
      Cl-B*........................    585,336       16,938,161
                                                 --------------
                                                     89,092,434
                                                 --------------
RETAIL & MERCHANDISING -- 8.2%
    Home Depot, Inc. ..............    803,420       55,084,450
    Tiffany & Co. .................    348,881       31,137,629
    Wal-Mart Stores, Inc. .........    793,959       54,882,416
                                                 --------------
                                                    141,104,495
                                                 --------------
SEMICONDUCTORS -- 2.8%
    Chartered Semiconductor
      Manufacturing [ADR]*.........     50,000        3,650,000
    JDS Uniphase Corp.*............    272,748       43,997,662
                                                 --------------
                                                     47,647,662
                                                 --------------
TELECOMMUNICATIONS -- 16.9%
    Ciena Corp.*...................    302,430       17,389,725
    Lucent Technologies, Inc. .....    628,442       47,015,317
    MCI WorldCom, Inc.*............  1,002,582       53,199,507
    MediaOne Group, Inc.*..........    222,236       17,070,503
    Nortel Networks Corp. .........     42,378        4,280,178
    QUALCOMM, Inc.*................    585,536      103,200,720
    Sprint Corp. (PCS Group)*......    216,710       22,212,775
    Vodafone AirTouch PLC [ADR]....    568,514       28,141,443
                                                 --------------
                                                    292,510,168
                                                 --------------
TOTAL COMMON STOCK
  (Cost $1,095,812,272)............               1,620,605,186
                                                 --------------
PREFERRED STOCK -- 0.8%
UTILITIES
    AES Corp. 6.75% [CVT]
    (Cost $10,896,300).............    217,926       13,429,690
                                                 --------------
FOREIGN STOCK -- 3.9%
ELECTRONIC COMPONENTS & EQUIPMENT
    Sony Corp. -- (JPY)
    (Cost $33,051,100).............    225,200       66,786,336
                                                 --------------

AST MARSICO CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        PAR
                                       (000)         VALUE
                                       -----         -----
CORPORATE OBLIGATIONS -- 0.9%
TELECOMMUNICATIONS
    Level 3 Communications, Inc.
      [CVT] 6.00%, 09/15/09
    (Cost $11,300,000).............  $  11,300   $   15,876,500
                                                 --------------
TOTAL INVESTMENTS -- 99.6%
  (Cost $1,151,059,672)............               1,716,697,712
OTHER ASSETS LESS
  LIABILITIES -- 0.4%..............                   7,038,326
                                                 --------------
NET ASSETS -- 100.0%...............              $1,723,736,038
                                                 ==============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST COHEN & STEERS REALTY PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 96.1%
APARTMENT/RESIDENTIAL -- 17.9%
    Apartment Investment & Management
      Co. Cl-A [REIT].................     78,200   $ 3,113,337
    Avalonbay Communities, Inc.
      [REIT]..........................     87,500     3,002,343
    Equity Residential Properties
      Trust [REIT]*...................     49,400     2,108,763
    Essex Property Trust, Inc.
      [REIT]..........................     30,900     1,050,600
    Smith, (Charles E.) Residential
      Realty, Inc. ...................     25,600       905,600
                                                    -----------
                                                     10,180,643
                                                    -----------
COMMUNITY CENTER -- 2.3%
    Kimco Realty Corp. [REIT].........     38,200     1,294,025
                                                    -----------
DIVERSIFIED -- 16.4%
    Brookfield Properties Corp. ......    130,600     1,370,689
    Cresent Real Estate Equities
      Co. ............................     62,600     1,150,275
    Reckson Services Industries,
      Inc.*...........................     48,600     3,031,425
    Vornado Realty Trust [REIT].......    115,500     3,753,750
                                                    -----------
                                                      9,306,139
                                                    -----------
HEALTH CARE -- 5.7%
    Health Care Property Investors,
      Inc. [REIT].....................     73,800     1,761,975
    Nationwide Health Properties,
      Inc. ...........................    108,600     1,493,250
                                                    -----------
                                                      3,255,225
                                                    -----------
HEALTHCARE SERVICES -- 2.3%
    Manor Care, Inc.*.................     80,100     1,281,600
                                                    -----------
HOTELS & MOTELS -- 6.3%
    MeriStar Hospitality Corp.........     29,000       464,000
    Starwood Hotels & Resorts
      Worldwide, Inc. [REIT]..........    133,300     3,132,550
                                                    -----------
                                                      3,596,550
                                                    -----------
INDUSTRIAL -- 7.1%
    AMB Property Corp. [REIT].........     58,500     1,166,344
    First Industrial Realty Trust,
      Inc. [REIT].....................     26,000       713,375
    Prologis Trust [REIT].............    111,100     2,138,675
                                                    -----------
                                                      4,018,394
                                                    -----------

                                         SHARES        VALUE
                                         ------        -----
OFFICE -- 17.7%
    Arden Realty, Inc. [REIT].........     97,900   $ 1,964,119
    Equity Office Properties Trust
      [REIT]..........................    115,600     2,846,650
    Highwoods Properties, Inc.
      [REIT]..........................     49,400     1,148,550
    Mack-Cali Realty Corp. [REIT].....    113,200     2,950,275
    SL Green Realty Corp. [REIT]......     50,600     1,100,550
                                                    -----------
                                                     10,010,144
                                                    -----------
OFFICE/INDUSTRIAL -- 10.0%
    PS Business Parks, Inc. [REIT]....     48,800     1,110,200
    Reckson Associates Realty Corp.
      [REIT]..........................     67,500     1,383,750
    Spieker Properties, Inc. [REIT]...     87,700     3,195,569
                                                    -----------
                                                      5,689,519
                                                    -----------
REGIONAL MALL -- 8.3%
    General Growth Properties, Inc.
      [REIT]..........................     52,600     1,472,800
    Macerich Co. [REIT]...............     44,100       917,831
    Simon Property Group, Inc.
      [REIT]..........................     63,700     1,461,119
    Taubman Centers, Inc..............     78,100       839,575
                                                    -----------
                                                      4,691,325
                                                    -----------
SELF STORAGE -- 2.1%
    Public Storage, Inc. [REIT].......     52,400     1,188,825
                                                    -----------
TOTAL COMMON STOCK
  (Cost $59,290,297)..................               54,512,389
                                                    -----------
SHORT-TERM INVESTMENTS -- 7.6%
    Temporary Investment Cash Fund....  2,154,802     2,154,802
    Temporary Investment Fund.........  2,154,801     2,154,801
                                                    -----------
    (Cost $4,309,603).................                4,309,603
                                                    -----------
TOTAL INVESTMENTS -- 103.7%
  (Cost $63,599,900)..................               58,821,992
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (3.7)%....................               (2,124,588)
                                                    -----------
NET ASSETS -- 100.0%..................              $56,697,404
                                                    ===========

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST LORD ABBETT SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 96.8%
AEROSPACE -- 2.9%
    AAR Corp. ........................     60,100   $ 1,078,044
    Alliant Techsystems, Inc.*........     13,500       841,219
    DONCASTERS PLC [ADR]*.............     27,500       247,500
                                                    -----------
                                                      2,166,763
                                                    -----------
AUTOMOBILE MANUFACTURERS -- 3.0%
    Oshkosh Truck Corp. ..............     76,100     2,230,681
                                                    -----------
AUTOMOTIVE PARTS -- 2.0%
    American Axle & Manufacturing
      Holdings, Inc.*.................     37,000       448,625
    Jason, Inc.*......................     15,300       110,925
    Superior Industries International,
      Inc. ...........................     34,300       919,669
                                                    -----------
                                                      1,479,219
                                                    -----------
BEVERAGES -- 0.7%
    Robert Mondavi Corp. Cl-A*........     15,000       521,250
                                                    -----------
BUILDING MATERIALS -- 3.9%
    Hughes Supply, Inc. ..............     51,800     1,116,938
    Simpson Manufacturing Co.,
      Inc.*...........................     40,000     1,750,000
                                                    -----------
                                                      2,866,938
                                                    -----------
BUSINESS SERVICES -- 4.6%
    American Management Systems,
      Inc.*...........................     48,000     1,506,000
    Baker, (Michael) Corp.*...........     40,000       265,000
    CIBER, Inc.*......................     61,000     1,677,500
                                                    -----------
                                                      3,448,500
                                                    -----------
CHEMICALS -- 0.7%
    Cambrex Corp......................     15,400       530,338
                                                    -----------
CLOTHING & APPAREL -- 3.1%
    Cutter & Buck, Inc.*..............     20,000       302,500
    Garan, Inc. ......................     28,500       815,812
    Gildan Activewear, Inc. Cl-A*.....     17,000       308,125
    North Face, Inc.*.................     23,600        99,931
    Phillips-Van Heusen Corp. ........     95,000       789,688
    Stride Rite Corp. ................      2,000        13,000
                                                    -----------
                                                      2,329,056
                                                    -----------
COMPUTER SERVICES & SOFTWARE -- 6.9%
    Analysts International Corp. .....    110,000     1,375,000
    Datastream Systems, Inc.*.........     59,800     1,468,837
    Inprise Corp.*....................      3,600        39,825
    Metro Information Services,
      Inc.*...........................     51,900     1,245,600
    Systems & Computer Technology
      Corp.*..........................     60,000       975,000
                                                    -----------
                                                      5,104,262
                                                    -----------
CONGLOMERATES -- 0.1%
    Ruddick Corp. ....................      3,200        49,600
                                                    -----------
CONSTRUCTION -- 0.5%
    Granite Construction, Inc. .......     20,000       368,750
                                                    -----------
CONSUMER PRODUCTS & SERVICES -- 3.3%
    Church and Dwight Co., Inc. ......     20,000       533,750
    LSI Industries, Inc...............     22,400       484,400

                                         SHARES        VALUE
                                         ------        -----
    NBTY, Inc.*.......................     40,000   $   462,500
    Regis Corp........................     50,000       943,750
                                                    -----------
                                                      2,424,400
                                                    -----------
CONTAINERS & PACKAGING -- 2.7%
    BWAY Corp.*.......................     24,100       147,613
    Ivex Packaging Corp.*.............    185,000     1,850,000
                                                    -----------
                                                      1,997,613
                                                    -----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 16.2%
    Anixter International, Inc.*......     22,600       466,125
    Electro Scientific Industries,
      Inc.*...........................     14,000     1,022,000
    Electronics for Imaging, Inc.*....      6,000       348,750
    GenRad, Inc.*.....................     79,400     1,280,325
    Kent Electronics Corp.*...........     19,000       432,250
    Methode Electronics, Inc. Cl-A....     20,000       642,500
    Moog, Inc. Cl-A*..................     55,000     1,485,000
    Rogers Corp.*.....................     75,000     2,868,749
    SBS Technologies, Inc.*...........     21,400       781,100
    Sensormatic Electronics Corp.*....    140,000     2,441,250
    Woodhead Industries, Inc.*........      1,300        15,113
    Zebra Technologies Corp.*.........      5,300       310,050
                                                    -----------
                                                     12,093,212
                                                    -----------
EQUIPMENT SERVICES -- 0.5%
    CLARCOR, Inc. ....................     18,900       340,200
                                                    -----------
FINANCIAL-BANK & TRUST -- 3.2%
    Community First Bankshares,
      Inc. ...........................     26,000       409,500
    Doral Financial Corp. ............     92,000     1,132,750
    East West Bancorp, Inc............     44,000       503,250
    Sterling Bancshares, Inc..........     27,000       302,063
                                                    -----------
                                                      2,347,563
                                                    -----------
FINANCIAL SERVICES -- 1.8%
    Financial Federal Corp.*..........     57,000     1,300,313
                                                    -----------
FOOD -- 4.1%
    Dreyer's Grand Ice Cream, Inc. ...    120,400     2,046,800
    Michael Foods, Inc. ..............     37,600       925,900
    Sanderson Farms, Inc. ............     10,000        85,625
                                                    -----------
                                                      3,058,325
                                                    -----------
HEALTHCARE SERVICES -- 0.2%
    Sierra Health Services, Inc.*.....     17,400       116,363
                                                    -----------
INDUSTRIAL PRODUCTS -- 1.0%
    Carlisle Companies, Inc...........     20,000       720,000
                                                    -----------
MACHINERY & EQUIPMENT -- 7.2%
    BEI Technologies, Inc. ...........     55,000       838,750
    CMI Corp. Cl-A....................     46,400       327,700
    CUNO, Inc.*.......................     20,000       414,063
    Gardner Denver, Inc.*.............     28,000       467,250
    Kollmorgen Corp. .................     72,700       895,118
    National-Oilwell, Inc.*...........     97,000     1,521,687
    SPS Technologies, Inc.*...........     27,000       862,312
                                                    -----------
                                                      5,326,880
                                                    -----------
MEDICAL SUPPLIES & EQUIPMENT -- 8.9%
    Arrow International, Inc. ........     32,100       930,900
    Gliatech, Inc.*...................     57,800       960,925

AST LORD ABBETT SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Haemonetics Corp.*................     64,000   $ 1,523,999
    ICU Medical, Inc.*................     50,000       762,500
    Invacare Corp. ...................     50,000     1,003,125
    Mentor Corp. .....................     55,000     1,419,688
                                                    -----------
                                                      6,601,137
                                                    -----------
METALS & MINING -- 2.9%
    IMCO Recycling, Inc. .............     47,000       593,375
    NS Group, Inc.*...................     47,900       365,238
    Shaw Group, Inc.*.................     48,000     1,215,000
                                                    -----------
                                                      2,173,613
                                                    -----------
OIL & GAS -- 6.4%
    Basin Exploration, Inc.*..........     67,500     1,189,688
    Helmerich & Payne, Inc. ..........     60,000     1,308,750
    Marine Drilling Co., Inc.*........     80,000     1,794,999
    Oceaneering International,
      Inc.*...........................     30,400       454,100
                                                    -----------
                                                      4,747,537
                                                    -----------
PHARMACEUTICALS -- 0.7%
    Applied Analytical Industries,
      Inc.*...........................     14,300       130,488
    Covance, Inc.*....................     35,000       378,437
                                                    -----------
                                                        508,925
                                                    -----------
PRINTING & PUBLISHING -- 3.7%
    Scholastic Corp.*.................     44,000     2,736,250
                                                    -----------
RAILROADS -- 0.1%
    ABC-NACO, Inc.*...................     13,000       107,250
                                                    -----------

                                         SHARES        VALUE
                                         ------        -----
RESTAURANTS -- 0.4%
    BUCA, Inc.*.......................     30,000   $   307,500
                                                    -----------
RETAIL & MERCHANDISING -- 3.3%
    Coldwater Creek, Inc.*............     19,500       399,750
    Good Guys, Inc.*..................    132,100     1,230,181
    Shopko Stores, Inc.*..............     36,000       828,000
                                                    -----------
                                                      2,457,931
                                                    -----------
TELECOMMUNICATIONS -- 1.6%
    Commscope, Inc.*..................     29,300     1,181,156
                                                    -----------
TRANSPORTATION -- 0.2%
    Smithway Motor Express Corp.
      Cl-A*...........................     36,300       149,738
                                                    -----------
TOTAL COMMON STOCK
  (Cost $65,637,804)..................               71,791,263
                                                    -----------
SHORT-TERM INVESTMENTS -- 4.9%
    Temporary Investment Cash Fund....  1,831,006     1,831,006
    Temporary Investment Fund.........  1,831,005     1,831,005
                                                    -----------
    (Cost $3,662,011).................                3,662,011
                                                    -----------
TOTAL INVESTMENTS -- 101.7%
  (Cost $69,299,815)..................               75,453,274
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.7)%....................               (1,261,753)
                                                    -----------
NET ASSETS -- 100.0%..................              $74,191,521
                                                    ===========

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST BANKERS TRUST MANAGED INDEX 500 PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 91.5%
ADVERTISING -- 0.2%
    Interpublic Group of Companies,
      Inc. ..........................     11,700   $    674,944
    Omnicom Group, Inc. .............      5,800        580,000
                                                   ------------
                                                      1,254,944
                                                   ------------
AEROSPACE -- 1.2%
    Boeing Co. ......................     44,300      1,841,219
    General Dynamics Corp. ..........      9,100        480,025
    Goodrich, (B.F.) Co. ............     23,200        638,000
    Honeywell International, Inc. ...     31,137      1,796,216
    Lockheed Martin Corp. ...........     18,500        404,688
    Raytheon Co. Cl-B................      9,300        247,031
    Teledyne Technologies, Inc.*.....      3,085         29,115
    United Technologies Corp. .......     30,000      1,949,999
                                                   ------------
                                                      7,386,293
                                                   ------------
AIRLINES -- 0.3%
    AMR Corp.*.......................     11,600        777,199
    Delta Air Lines, Inc. ...........     14,200        707,338
    Southwest Airlines Co. ..........     13,400        216,913
                                                   ------------
                                                      1,701,450
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 0.8%
    Ford Motor Co. ..................     51,200      2,736,000
    General Motors Corp. ............     36,000      2,616,750
                                                   ------------
                                                      5,352,750
                                                   ------------
AUTOMOTIVE PARTS -- 0.3%
    AutoZone, Inc.*..................     15,900        513,768
    Dana Corp. ......................      2,700         80,831
    Delphi Automotive Systems
      Corp. .........................     19,305        304,053
    Eaton Corp. .....................      1,300         94,413
    Genuine Parts Co. ...............      8,200        203,463
    Goodyear Tire & Rubber Co. ......      7,300        205,769
    TRW, Inc. .......................      5,800        301,238
                                                   ------------
                                                      1,703,535
                                                   ------------
BEVERAGES -- 1.6%
    Anheuser-Busch Companies,
      Inc. ..........................     21,300      1,509,638
    Brown-Forman Corp. Cl-B..........        400         22,900
    Coca-Cola Co. ...................    104,400      6,081,299
    Coca-Cola Enterprises, Inc. .....     20,500        412,563
    PepsiCo, Inc. ...................     58,100      2,048,025
                                                   ------------
                                                     10,074,425
                                                   ------------
BROADCASTING -- 0.8%
    CBS Corp.*.......................     49,219      3,146,940
    Clear Channel Communications,
      Inc.*..........................     22,000      1,963,500
                                                   ------------
                                                      5,110,440
                                                   ------------
BUILDING MATERIALS -- 0.2%
    Armstrong World Industries,
      Inc. ..........................      1,800         60,075
    Masco Corp. .....................     20,100        510,038
    TJ International, Inc............      9,400        394,800
    Vulcan Materials Co. ............      5,200        207,675
                                                   ------------
                                                      1,172,588
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
BUSINESS SERVICES -- 0.6%
    Avery Dennison Corp. ............      2,300   $    167,613
    Clarify, Inc.*...................     17,700      2,230,199
    Ecolab, Inc. ....................      5,900        230,838
    First Data Corp. ................     19,800        976,387
    Parametric Technology Corp.*.....      4,000        108,250
    Pittway Corp.*...................      2,100         94,631
    Quintiles Transnational Corp.*...      5,400        100,913
                                                   ------------
                                                      3,908,831
                                                   ------------
CAPITAL GOODS -- 0.0%
    Briggs & Stratton Corp. .........      4,100        219,863
                                                   ------------
CHEMICALS -- 1.3%
    Air Products & Chemicals,
      Inc. ..........................      5,500        184,594
    Dow Chemical Co. ................      8,200      1,095,725
    DuPont, (E.I.) de Nemours &
      Co. ...........................     53,700      3,537,487
    Eastman Chemical Co. ............      3,600        171,675
    Engelhard Corp. .................      5,800        109,475
    FMC Corp.*.......................      6,900        395,456
    Grace, (W.R.) & Co.*.............      3,400         47,175
    Great Lakes Chemical Corp. ......      2,700        103,106
    Monsanto Co. ....................     23,500        837,188
    PPG Industries, Inc. ............      4,600        287,788
    Praxair, Inc. ...................      2,300        115,719
    Rohm & Haas Co. .................      5,600        227,850
    Union Carbide Corp. .............     16,300      1,088,025
                                                   ------------
                                                      8,201,263
                                                   ------------
CLOTHING & APPAREL -- 0.2%
    Limited, Inc. ...................     10,181        440,965
    Liz Claiborne, Inc...............      4,500        169,313
    Nike, Inc. Cl-B..................     11,700        579,880
    Reebok International, Ltd.*......     10,800         88,425
    Springs Industries, Inc. Cl-A....        900         35,944
    V.F. Corp. ......................      1,400         42,000
                                                   ------------
                                                      1,356,527
                                                   ------------
COMPUTER HARDWARE -- 5.0%
    Adaptec, Inc.*...................      9,900        493,763
    Apple Computer, Inc.*............      9,700        997,281
    Compaq Computer Corp. ...........     70,500      1,907,906
    Dell Computer Corp.*.............    123,800      6,313,800
    EMC Corp.*.......................     48,225      5,268,581
    Gateway, Inc.*...................     17,900      1,289,919
    Hewlett-Packard Co. .............     44,700      5,093,006
    International Business Machines
      Corp. .........................     87,800      9,482,400
    Seagate Technology, Inc.*........     19,000        884,688
                                                   ------------
                                                     31,731,344
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 13.5%
    3Com Corp.*......................     23,700      1,113,900
    Adobe Systems, Inc. .............     12,600        847,350
    America Online, Inc.*............    117,160      8,838,257
    Automatic Data Processing,
      Inc. ..........................     27,900      1,503,113
    BMC Software, Inc.*..............     10,800        863,325
    Cabletron Systems, Inc.*.........     15,900        413,400
    Ceridian Corp.*..................      7,600        163,875
    Cisco Systems, Inc.*.............    153,900     16,486,537

AST BANKERS TRUST MANAGED INDEX 500 PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Citrix Systems, Inc.*............      4,300   $    528,900
    Computer Associates
      International, Inc. ...........     24,400      1,706,475
    Computer Sciences Corp.*.........      7,500        709,688
    Compuware Corp.*.................     14,000        521,500
    Comverse Technology, Inc.*.......      4,100        593,475
    Electronic Data Systems Corp. ...     22,400      1,499,400
    Microsoft Corp.*.................    236,000     27,552,999
    Network Appliance, Inc.*.........      6,800        564,825
    Novell, Inc.*....................     27,500      1,094,844
    Oracle Corp.*....................     67,400      7,553,012
    Paychex, Inc. ...................     11,600        464,000
    PeopleSoft, Inc.*................     18,000        383,625
    Silicon Graphics, Inc.*..........     29,800        292,413
    Sun Microsystems, Inc.*..........     75,600      5,854,275
    Unisys Corp.*....................     14,500        463,094
    Visio Corp*......................     11,100        527,250
    Yahoo!, Inc.*....................     12,300      5,322,056
                                                   ------------
                                                     85,861,588
                                                   ------------
CONGLOMERATES -- 1.5%
    Corning, Inc. ...................        100         12,894
    ITT Industries, Inc. ............      4,800        160,500
    Johnson Controls, Inc. ..........        900         51,188
    Minnesota Mining & Manufacturing
      Co. ...........................     19,700      1,928,138
    Philip Morris Companies, Inc. ...    109,700      2,543,668
    Seagram Co. Ltd. ................     19,500        876,281
    Textron, Inc. ...................     12,900        989,269
    Tyco International Ltd. .........     76,810      2,985,988
                                                   ------------
                                                      9,547,926
                                                   ------------
CONSTRUCTION -- 0.0%
    Centex Corp. ....................      2,700         66,656
    Pulte Corp. .....................     10,200        229,500
                                                   ------------
                                                        296,156
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 2.5%
    Alberto-Culver Co. Cl-B..........      2,500         64,531
    Avon Products, Inc. .............      7,700        254,100
    Bausch & Lomb, Inc. .............        700         47,906
    Clorox Co. ......................     10,700        539,013
    Colgate-Palmolive Co. ...........     26,000      1,690,000
    Eastman Kodak Co. ...............     23,600      1,563,500
    Fortune Brands, Inc. ............      2,400         79,350
    Gillette Co. ....................     43,300      1,783,419
    Hasbro, Inc. ....................      8,550        162,984
    International Flavors &
      Fragrances, Inc. ..............      9,200        347,300
    Jostens, Inc. ...................     43,700      1,062,456
    Maytag Corp. ....................     15,500        744,000
    Procter & Gamble Co. ............     60,400      6,617,575
    Tupperware Corp. ................      9,900        167,681
    UST, Inc. .......................     20,400        513,825
    Water Pik Technologies, Inc.*....      1,080         10,328
    Whirlpool Corp. .................      3,400        221,213
                                                   ------------
                                                     15,869,181
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
CONTAINERS & PACKAGING -- 0.1%
    Crown Cork & Seal Co., Inc. .....      6,600   $    147,675
    Pactiv Corp.*....................      7,800         82,875
    Sealed Air Corp.*................      4,700        243,519
                                                   ------------
                                                        474,069
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 5.3%
    Analog Devices, Inc.*............      8,300        771,900
    Emerson Electric Co. ............     15,600        895,050
    General Electric Co. ............    149,700     23,166,074
    KLA-Tencor Corp.*................      4,100        456,638
    Molex, Inc. .....................      5,800        328,788
    Oak Industries, Inc.*............     10,100      1,071,863
    Parker-Hannifin Corp. ...........     15,300        785,081
    PerkinElmer, Inc.*...............     11,700        487,744
    Rockwell International Corp. ....      5,900        282,463
    Solectron Corp.*.................     13,000      1,236,624
    Tandy Corp.......................      8,800        432,850
    Teradyne, Inc.*..................      7,900        521,400
    Texas Instruments, Inc. .........     33,274      3,223,418
                                                   ------------
                                                     33,659,893
                                                   ------------
ENTERTAINMENT & LEISURE -- 1.6%
    Brunswick Corp. .................      4,500        100,125
    Carnival Corp. ..................     27,500      1,314,844
    Disney, (Walt) Co. ..............     85,700      2,506,725
    Harrah's Entertainment, Inc.*....     10,600        280,238
    Mattel, Inc. ....................     11,600        152,250
    Mirage Resorts, Inc.*............      9,200        140,875
    Time Warner, Inc. ...............     60,400      4,375,224
    Viacom, Inc. Cl-B*...............     25,000      1,510,938
                                                   ------------
                                                     10,381,219
                                                   ------------
ENVIRONMENTAL SERVICES -- 0.1%
    Allied Waste Industries, Inc.*...      8,600         75,788
    Waste Management, Inc. ..........     24,900        427,968
                                                   ------------
                                                        503,756
                                                   ------------
EQUIPMENT SERVICES -- 0.0%
    Millipore Corp. .................      3,600        139,050
                                                   ------------
FINANCIAL-BANK & TRUST -- 4.3%
    AmSouth Bancorporation...........     16,932        326,999
    Bank of America Corp. ...........     80,500      4,040,093
    Bank of New York Co., Inc. ......     34,000      1,360,000
    Bank One Corp. ..................     51,700      1,657,631
    BB&T Corp. ......................     13,008        356,094
    Chase Manhattan Corp. ...........     37,900      2,944,355
    Comerica, Inc. ..................      4,100        191,419
    Countrywide Credit Industries,
      Inc. ..........................      1,400         35,350
    Fifth Third Bancorp..............     12,300        902,513
    First Union Corp. ...............     35,000      1,148,438
    Firstar Corp. ...................     45,147        953,730
    Huntington Bancshares, Inc. .....      6,150        146,831
    KeyCorp. ........................     12,100        267,713
    MBNA Corp........................     36,500        994,625
    Mellon Financial Corp. ..........     22,800        776,625
    Morgan, (J.P.) & Co., Inc. ......     15,100      1,912,038
    National City Corp. .............     28,600        677,463
    Northern Trust Corp. ............      5,800        307,400

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--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Old Kent Financial Corp. ........      5,500     $  194,563
    PNC Bank Corp. NA................     12,000        534,000
    Regions Financial Corp. .........      5,100        128,138
    Republic New York Corp. .........      6,200        446,400
    Southtrust Corp. ................      7,300        276,031
    State Street Boston Corp. .......      4,800        350,700
    Summit Bancorp...................      7,235        221,572
    SunTrust Banks, Inc. ............     12,900        887,681
    Synovus Financial Corp. .........      8,400        166,950
    U.S. Bancorp.....................     34,791        828,461
    Union Planters Corp. ............     15,500        611,281
    Wachovia Corp. ..................      8,300        564,400
    Wells Fargo & Co. ...............     72,300      2,923,631
                                                   ------------
                                                     27,133,125
                                                   ------------
FINANCIAL SERVICES -- 4.8%
    American Express Co. ............     23,000      3,823,749
    Associates First Capital Corp.
      Cl-A...........................     28,800        790,200
    Bear Stearns Companies, Inc. ....      5,660        241,965
    Block, (H&R), Inc. ..............      4,500        196,875
    Capital One Financial Corp. .....      4,500        216,844
    Citigroup, Inc. .................    166,600      9,256,712
    Deluxe Corp. ....................      3,600         98,775
    Dun & Bradstreet Corp. ..........      2,400         70,800
    Fannie Mae.......................     46,600      2,909,588
    Fleet Financial Group, Inc. .....     42,024      1,462,961
    Franklin Resources, Inc. ........      4,400        141,075
    Freddie Mac......................     29,000      1,364,813
    Golden West Financial Corp. .....      6,100        204,350
    Household International, Inc. ...     17,500        651,875
    Lehman Brothers Holdings,
      Inc. ..........................      5,400        457,313
    MBIA, Inc. ......................      4,500        237,656
    Merrill Lynch & Co., Inc. .......     16,800      1,402,800
    Morgan Stanley, Dean Witter &
      Co. ...........................     26,000      3,711,499
    Paine Webber Group, Inc. ........      6,700        260,044
    Providian Financial Corp. .......      6,500        591,906
    Schwab, (Charles) Corp. .........     37,100      1,423,713
    SLM Holding Corp. ...............      4,600        194,350
    T. Rowe Price Associates, Inc....      7,100        262,256
    Washington Mutual, Inc. .........     12,900        335,400
                                                   ------------
                                                     30,307,519
                                                   ------------
FOOD -- 1.9%
    Albertson's, Inc. ...............      9,500        306,375
    Archer Daniels Midland Co. ......     28,065        342,042
    Bestfoods, Inc. .................      6,600        346,913
    ConAgra, Inc. ...................      8,900        200,806
    General Mills, Inc. .............      9,300        332,475
    Great Atlantic & Pacific Tea Co.,
      Inc. ..........................     14,800        412,550
    Hannaford Bros. Co...............     56,700      3,930,018
    Heinz, (H.J.) Co. ...............     10,600        422,013
    Kellogg Co. .....................     18,500        570,031
    Kroger Co.*......................     34,700        654,963
    Nabisco Group Holdings...........     13,400        142,375
    Quaker Oats Co. .................      6,100        400,313
    Ralston Purina Group.............      8,300        231,363
    Safeway, Inc.*...................     23,900        849,943

                                        SHARES        VALUE
                                        ------        -----
    Sara Lee Corp. ..................     41,400   $    913,387
    Supervalu, Inc. .................     20,900        418,000
    Sysco Corp. .....................      8,300        328,369
    Unilever NV NY Reg. .............     23,300      1,268,393
    Winn-Dixie Stores, Inc. .........        800         19,150
    Wrigley, (Wm., Jr.) Co. .........      2,900        240,519
                                                   ------------
                                                     12,329,998
                                                   ------------
FURNITURE -- 0.1%
    Leggett & Platt, Inc. ...........     11,300        242,244
    Newell Rubbermaid, Inc. .........      6,200        179,800
                                                   ------------
                                                        422,044
                                                   ------------
HEALTHCARE SERVICES -- 0.9%
    Amgen, Inc.*.....................     49,500      2,973,093
    Columbia HCA Healthcare Corp. ...     24,800        726,949
    Healthsouth Corp.*...............     31,300        168,238
    Humana, Inc.*....................      8,300         67,956
    IMS Health, Inc. ................      9,400        255,563
    Manor Care, Inc.*................     10,600        169,600
    McKesson HBOC, Inc. .............     12,600        284,288
    Tenet Healthcare Corp.*..........     14,100        331,350
    United HealthCare Corp...........      4,500        239,063
    Wellpoint Health Networks,
      Inc.*..........................      7,700        507,719
                                                   ------------
                                                      5,723,819
                                                   ------------
HOTELS & MOTELS -- 0.1%
    Hilton Hotels Corp. .............     11,700        112,613
    Marriott International, Inc.
      Cl-A...........................      7,700        243,031
                                                   ------------
                                                        355,644
                                                   ------------
INSURANCE -- 2.2%
    Aetna, Inc. .....................      2,000        111,625
    AFLAC, Inc. .....................     12,200        575,688
    Allstate Corp. ..................     19,200        460,800
    American General Corp. ..........     11,000        834,625
    American International Group,
      Inc. ..........................     76,325      8,252,640
    AON Corp. .......................      6,800        272,000
    Chubb Corp. .....................      4,800        270,300
    CIGNA Corp. .....................      7,100        571,994
    Cincinnati Financial Corp. ......      6,700        208,956
    Conseco, Inc. ...................        900         16,088
    Jefferson-Pilot Corp. ...........      2,000        136,500
    Lincoln National Corp. ..........      5,000        200,000
    Marsh & McLennan Companies,
      Inc............................      9,100        870,755
    Progressive Corp. ...............      1,900        138,938
    St. Paul Companies, Inc. ........      9,600        323,400
    The Hartford Financial Services
      Group, Inc. ...................      2,300        108,963
    Torchmark Corp. .................      6,000        174,375
    UNUM Corp. ......................      6,214        199,236
                                                   ------------
                                                     13,726,883
                                                   ------------
MACHINERY & EQUIPMENT -- 0.7%
    Baker Hughes, Inc. ..............     15,300        322,256
    Caterpillar, Inc. ...............     24,500      1,153,031
    Cooper Industries, Inc. .........      4,300        173,881
    Danaher Corp. ...................      3,000        144,750
    Deere & Co. .....................     10,400        451,100

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--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Dover Corp. .....................     10,900    $   494,588
    Grainger, (W.W.), Inc. ..........      1,400         66,938
    Illinois Tool Works, Inc. .......      9,700        655,356
    Ingersoll-Rand Co. ..............      4,700        258,794
    Pall Corp. ......................     26,100        562,781
    Stanley Works, Inc. .............      4,100        123,513
    The Timken Co. ..................      5,100        104,231
                                                   ------------
                                                      4,511,219
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.1%
    Abbott Laboratories..............     70,700      2,567,294
    Bard, (C.R.), Inc. ..............      5,500        291,500
    Baxter International, Inc. ......     13,200        829,125
    Becton Dickinson & Co. ..........      3,400         90,950
    Boston Scientific Corp.*.........     21,900        479,063
    Guidant Corp. ...................     13,700        643,900
    Johnson & Johnson Co. ...........     63,200      5,885,499
    Medtronic, Inc. .................     54,300      1,978,556
    PE Corp. -- PE Biosystems
      Group..........................      4,500        541,406
    St. Jude Medical, Inc.*..........      8,200        251,638
                                                   ------------
                                                     13,558,931
                                                   ------------
METALS & MINING -- 0.7%
    Alcan Aluminum Ltd. .............     17,700        729,019
    Alcoa, Inc. .....................      5,900        489,700
    Allegheny Technologies, Inc. ....     11,100        249,056
    Barrick Gold Corp................      9,800        173,338
    Bethlehem Steel Corp.*...........    110,400        924,600
    Freeport-McMoRan Copper & Gold,
      Inc. Cl-B*.....................      7,400        156,325
    Homestake Mining Co. ............      2,400         18,750
    Nucor Corp. .....................      1,100         60,294
    Phelps Dodge Corp. ..............      3,216        215,874
    Reynolds Metals Co. .............     15,500      1,187,687
    USX-U.S. Steel Group, Inc. ......      4,500        148,500
    Worthington Industries, Inc. ....     24,000        397,500
                                                   ------------
                                                      4,750,643
                                                   ------------
OFFICE EQUIPMENT -- 0.3%
    Office Depot, Inc.*..............     25,400        277,813
    Pitney Bowes, Inc. ..............      9,600        463,800
    Staples, Inc.*...................     21,300        441,975
    Xerox Corp. .....................     27,000        612,562
                                                   ------------
                                                      1,796,150
                                                   ------------
OIL & GAS -- 5.1%
    Amerada Hess Corp. ..............      1,300         73,775
    Ashland, Inc. ...................      3,500        115,281
    Atlantic Richfield Co. ..........     15,000      1,297,500
    Burlington Resources, Inc. ......      4,100        135,556
    Chevron Corp. ...................     30,400      2,633,400
    Coastal Corp. ...................     23,800        843,413
    Columbia Gas Systems, Inc. ......      1,200         75,900
    Conoco, Inc. Cl-B................     28,800        716,400
    Consolidated Natural Gas Co. ....      1,800        116,888
    El Paso Energy Corp. ............      5,900        228,994
    Exxon Mobil Corp. ...............    165,421     13,326,728
    Halliburton Co. .................     16,100        648,025
    Kerr-McGee Corp. ................      4,000        248,000

                                        SHARES        VALUE
                                        ------        -----
    Nicor, Inc. .....................      8,100   $    263,250
    Occidental Petroleum Corp. ......     26,000        562,250
    ONEOK, Inc. .....................      9,000        226,125
    Phillips Petroleum Co. ..........     11,500        540,500
    Rowan Companies, Inc.*...........      8,000        173,500
    Royal Dutch Petroleum Co. .......     95,600      5,777,825
    Schlumberger Ltd. ...............     24,900      1,400,625
    Texaco, Inc. ....................     25,400      1,379,538
    Tosco Corp. .....................      7,300        198,469
    Transocean Offshore, Inc. .......      7,700        259,394
    Transocean Sedco Forex, Inc.*....      4,821        162,395
    Union Pacific Resources Group,
      Inc. ..........................     11,500        146,625
    Unocal Corp. ....................      5,600        187,950
    USX-Marathon Group, Inc. ........      9,500        234,531
    Williams Companies, Inc. ........     19,800        605,138
                                                   ------------
                                                     32,577,975
                                                   ------------
PAPER & FOREST PRODUCTS -- 1.2%
    American Greetings Corp. Cl-A....     16,700        394,538
    Boise Cascade Corp. .............      2,700        109,350
    Champion International Corp. ....      1,400         86,713
    Fort James Corp. ................      3,900        106,763
    Georgia Pacific Group............      7,900        400,925
    International Paper Co. .........     26,700      1,506,880
    Kimberly-Clark Corp. ............     28,800      1,879,199
    Louisiana-Pacific Corp. .........     12,600        179,550
    Mead Corp. ......................      4,600        199,813
    Potlatch Corp. ..................     25,700      1,146,862
    Temple-Inland, Inc. .............      9,800        646,188
    Westvaco Corp. ..................      4,600        150,075
    Weyerhaeuser Co. ................      9,100        653,494
    Willamette Industries, Inc. .....      1,600         74,300
                                                   ------------
                                                      7,534,650
                                                   ------------
PERSONAL SERVICES -- 0.1%
    Cendant Corp.*...................     31,500        836,719
    Service Corp. International......        900          6,244
                                                   ------------
                                                        842,963
                                                   ------------
PHARMACEUTICALS -- 5.0%
    Allergan, Inc. ..................      1,500         74,625
    ALZA Corp.*......................     12,880        445,970
    American Home Products Corp. ....     55,000      2,169,063
    Bristol-Meyers Squibb Co. .......     90,300      5,796,131
    Cardinal Health, Inc. ...........      5,400        258,525
    Lilly, (Eli) & Co. ..............     48,200      3,205,300
    Merck & Co., Inc. ...............    107,300      7,195,806
    Pfizer, Inc. ....................    176,500      5,725,219
    Pharmacia & Upjohn, Inc. ........     12,800        576,000
    Schering-Plough Corp. ...........     64,300      2,712,656
    Warner-Lambert Co. ..............     38,200      3,130,013
    Watson Pharmaceuticals, Inc.*....      4,500        161,156
                                                   ------------
                                                     31,450,464
                                                   ------------
PRECIOUS METALS -- 0.0%
    Inco Ltd. .......................      6,800        159,800
                                                   ------------
PRINTING & PUBLISHING -- 0.5%
    Donnelley, (R.R.) & Sons Co. ....      6,400        158,800
    Gannett Co., Inc. ...............     10,900        889,031

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--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Knight-Ridder, Inc. .............      8,100    $   481,950
    Lexmark International Group, Inc.
      Cl-A*..........................      7,700        696,850
    McGraw-Hill Co., Inc. ...........      5,400        332,775
    New York Times Co. ..............      2,600        127,725
    Tribune Co. .....................      6,800        374,425
                                                   ------------
                                                      3,061,556
                                                   ------------
RAILROADS -- 0.2%
    Burlington Northern Santa Fe
      Corp. .........................     15,800        383,150
    Kansas City Southern Industries,
      Inc. ..........................      1,400        104,475
    Norfolk Southern Corp. ..........     15,200        311,600
    Union Pacific Corp. .............      7,400        322,825
                                                   ------------
                                                      1,122,050
                                                   ------------
RESTAURANTS -- 0.5%
    Darden Restaurants, Inc. ........     16,200        293,625
    McDonald's Corp. ................     58,100      2,342,156
    Tricon Global Restaurants,
      Inc.*..........................      7,000        270,375
                                                   ------------
                                                      2,906,156
                                                   ------------
RETAIL & MERCHANDISING -- 5.6%
    Bed, Bath & Beyond, Inc.*........     11,000        382,250
    Best Buy Co., Inc.*..............      9,400        471,763
    Circuit City Stores, Inc. .......      9,500        428,094
    Consolidated Stores Corp.*.......      4,100         66,625
    Costco Companies, Inc.*..........     13,400      1,222,750
    CVS Corp. .......................     13,100        523,181
    Dayton-Hudson Corp. .............     20,400      1,498,124
    Dillard's, Inc. Cl-A.............      4,900         98,919
    Dollar General Corp. ............     10,100        229,775
    Federated Department Stores,
      Inc.*..........................     16,300        824,169
    Gap, Inc. .......................     39,100      1,798,599
    Home Depot, Inc. ................    105,450      7,229,915
    Kmart Corp.*.....................     67,800        682,238
    Kohl's Corp.*....................     17,600      1,270,500
    Long's Drug Stores Corp..........      5,100        131,644
    Lowe's Companies, Inc. ..........     17,700      1,057,575
    May Department Stores Co. .......     15,200        490,200
    Nordstrom, Inc. .................      9,600        251,400
    Penney, (J.C.) Co., Inc. ........      7,600        151,525
    Rite Aid Corp. ..................     12,100        135,369
    Sears, Roebuck & Co. ............      5,500        167,406
    TJX Companies, Inc. .............     14,700        300,431
    Toys 'R' Us, Inc.*...............     25,000        357,813
    Wal-Mart Stores, Inc. ...........    203,500     14,066,937
    Walgreen Co. ....................     46,100      1,348,425
                                                   ------------
                                                     35,185,627
                                                   ------------
SEMICONDUCTORS -- 3.4%
    Advanced Micro Devices, Inc.*....     13,700        396,444
    Applied Materials, Inc.*.........     26,200      3,319,213
    Intel Corp. .....................    154,494     12,716,787
    LSI Logic Corp.*.................      8,800        594,000
    Micron Technology, Inc.*.........     11,400        886,350
    Motorola, Inc. ..................     16,800      2,473,800

                                        SHARES        VALUE
                                        ------        -----
    National Semiconductor Corp.*....     10,700   $    458,094
    Xilinx, Inc.*....................     19,800        900,281
                                                   ------------
                                                     21,744,969
                                                   ------------
TELECOMMUNICATIONS -- 11.8%
    ADC Telecommunications, Inc.*....     10,200        740,138
    Alltel Corp. ....................      9,629        796,198
    Andrew Corp.*....................      3,800         71,963
    AT&T Corp. ......................    125,100      6,348,825
    Bell Atlantic Corp. .............     67,000      4,124,688
    BellSouth Corp. .................     84,900      3,974,381
    CenturyTel, Inc. ................      6,400        303,200
    Comcast Corp. Cl-A...............     34,100      1,713,525
    General Instrument Corp.*........     31,400      2,669,000
    Global Crossing Ltd.*............     35,535      1,776,750
    GTE Corp. .......................     44,100      3,111,806
    Lucent Technologies, Inc. .......    144,853     10,836,814
    MCI WorldCom, Inc.*..............    104,550      5,547,684
    MediaOne Group, Inc.*............     55,600      4,270,775
    Nextel Communications, Inc.
      Cl-A*..........................     16,200      1,670,625
    Nortel Networks Corp. ...........     28,000      2,828,000
    QUALCOMM, Inc.*..................     32,800      5,781,000
    SBC Communications, Inc. ........    168,056      8,192,729
    Scientific-Atlanta, Inc..........      1,200         66,750
    Sprint Corp. (FON Group).........     65,900      4,435,894
    Sprint Corp. (PCS Group)*........     21,300      2,183,250
    Tellabs, Inc.*...................     20,900      1,341,519
    U.S. West, Inc. .................     23,200      1,670,400
                                                   ------------
                                                     74,455,914
                                                   ------------
TRANSPORTATION -- 0.4%
    CSX Corp. .......................     10,600        332,575
    FDX Corp.*.......................     18,200        745,063
    Navistar International Corp.*....      9,400        445,325
    Paccar, Inc. ....................     17,100        757,743
    Ryder Systems, Inc. .............      3,200         78,200
                                                   ------------
                                                      2,358,906
                                                   ------------
UTILITIES -- 2.5%
    AES Corp.*.......................     14,100      1,053,974
    Ameren Corp. ....................      2,100         68,775
    American Electric Power Co.,
      Inc. ..........................      8,800        282,700
    Carolina Power & Light Co. ......      7,100        216,106
    Central & South West Corp. ......      9,000        180,000
    Cinergy Corp. ...................      7,200        173,700
    CMS Energy Corp. ................      5,000        155,938
    Consolidated Edison, Inc. .......     19,300        665,850
    Dominion Resources, Inc. ........      3,800        149,150
    DTE Energy Co. ..................     16,000        502,000
    Duke Energy Corp. ...............     16,900        847,113
    Eastern Enterprises..............      1,000         57,438
    Edison International Co. ........     29,600        775,150
    Enron Corp. .....................     27,400      1,215,874
    Entergy Corp. ...................     37,100        955,325
    FirstEnergy Corp. ...............     27,400        621,638
    Florida Progress Corp. ..........     15,700        664,306
    FPL Group, Inc. .................      4,600        196,938
    GPU, Inc. .......................      5,700        170,644
    Niagara Mohawk Holdings, Inc.*...     39,600        551,925

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--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Northern States Power Co. .......      7,000   $    136,500
    PECO Energy Co. .................      8,500        295,375
    People's Energy Corp. ...........      5,000        167,500
    PG&E Corp. ......................     28,600        586,300
    Pinnacle West Capital Co. .......      4,100        125,306
    PP&L Resources, Inc. ............      7,200        164,700
    Public Service Enterprise Group,
      Inc. ..........................     24,500        852,906
    Reliant Energy, Inc. ............     33,500        766,313
    Sempra Energy....................     10,900        189,388
    Southern Co. ....................     34,600        813,100
    Texas Utilities Co. .............     12,800        455,200
    Unicom Corp. ....................     31,200      1,045,200
    United Water Resources, Inc. ....     30,600      1,046,137
                                                   ------------
                                                     16,148,469
                                                   ------------
TOTAL COMMON STOCK
  (Cost $506,118,862)................               580,072,565
                                                   ------------

                                              PAR
                                             (000)
                                           ---------
U.S. TREASURY OBLIGATIONS -- 0.7%
    U.S. Treasury Bills
      5.08%, 04/06/00#
    (Cost $4,517,800) ...............      $   4,580      4,518,053
                                                       ------------

                                        SHARES       VALUE
                                        ------       -----
SHORT-TERM INVESTMENTS -- 6.0%
    Temporary Investment Cash
      Fund..........................  18,897,184   $18,897,184
    Temporary Investment Fund.......  18,897,183    18,897,183
                                                  ------------
    (Cost $37,794,367)..............                37,794,367
                                                  ------------
TOTAL INVESTMENTS -- 98.2%
  (COST $548,431,029)...............               622,384,985
OTHER ASSETS LESS
  LIABILITIES -- 1.8%...............                11,182,509
                                                  ------------
NET ASSETS -- 100.0%................              $633,567,494
                                                  ============

# Securities with an aggregate market value of $4,340,468 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1999:

                           EXPIRATION   NUMBER OF    UNREALIZED
DESCRIPTION                  MONTH      CONTRACTS   APPRECIATION
----------------------------------------------------------------
S&P 500..................    03/00         166       $1,905,125
                             =====         ===       ==========

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST KEMPER SMALL-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
COMMON STOCK -- 97.8%
ADVERTISING -- 3.3%
    DoubleClick, Inc.*................  109,145    $ 27,620,507
                                                   ------------
AUTOMOTIVE PARTS -- 1.8%
    Copart, Inc.*.....................  342,600      14,903,100
                                                   ------------
BROADCASTING -- 1.5%
    Cumulus Media, Inc. Cl-A*.........  224,500      11,393,375
    Radio Unica Corp.*................   34,100         984,638
                                                   ------------
                                                     12,378,013
                                                   ------------
BUILDING MATERIALS -- 1.6%
    Simpson Manufacturing Co.,
      Inc.*...........................   97,800       4,278,750
    Trex Co., Inc.*...................  351,100       9,391,925
                                                   ------------
                                                     13,670,675
                                                   ------------
BUSINESS SERVICES -- 19.3%
    AnswerThink Consulting Group,
      Inc.*...........................  296,800      10,165,400
    Commerce One, Inc.*...............  178,800      35,134,199
    Digex, Inc.*......................   96,700       6,648,125
    Digital Courier Technologies,
      Inc.*...........................  501,500       4,826,938
    E-Stamp Corp.*....................  207,400       4,614,650
    Interactive Intelligence, Inc.*...   76,600       2,039,475
    Interactive Pictures Corp.*.......  250,200       5,832,788
    Interleaf, Inc.*..................  152,200       5,117,725
    ITXC Corp.*.......................   66,800       2,246,150
    Korn/Ferry International*.........  287,100      10,443,263
    Loislaw.com, Inc.*................  161,400       6,314,775
    Mediaplex, Inc.*..................  116,200       7,291,550
    MedicaLogic, Inc.*................   16,600         348,600
    Micromuse, Inc.*..................   78,100      13,276,999
    NetRatings, Inc.*.................   11,600         558,250
    Newgen Results Corp.*.............  264,000       2,788,500
    Pegasus Systems, Inc.*............  151,600       9,143,375
    Reckson Service Industries,
      Inc.*...........................  160,500      10,011,188
    RSA Security, Inc.*...............   75,900       5,882,250
    Whittman-Hart, Inc.*..............  385,000      20,645,624
                                                   ------------
                                                    163,329,824
                                                   ------------
CLOTHING & APPAREL -- 1.6%
    David's Bridal, Inc.*.............  271,300       3,035,169
    Gildan Activewear, Inc. Cl-A*.....  255,300       4,627,313
    Pacific Sunwear of California,
      Inc.*...........................  169,150       5,444,515
                                                   ------------
                                                     13,106,997
                                                   ------------
COMPUTER HARDWARE -- 1.5%
    Mercury Computer Systems, Inc.*...   55,600       1,946,000
    Silicon Storage Technology,
      Inc.*...........................  251,900      10,390,875
                                                   ------------
                                                     12,336,875
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 23.6%
    Advent Software, Inc.*............  166,050      10,699,847
    Digital River, Inc.*..............  193,800       6,455,963
    eSPEED, Inc. Cl-A*................   21,700         771,706
    GetThere.com, Inc.*...............   16,700         672,175
    Intertrust Technologies Corp.*....   15,300       1,799,663
    InterVU, Inc.*....................  148,500      15,592,500
    ISS Group, Inc.*..................  196,600      13,983,175
    Keynote Systems, Inc.*............   12,500         921,875
    Mercury Interactive Corp.*........  282,500      30,492,343

                                         SHARES       VALUE
                                         ------       -----
    National Computer Systems,
      Inc. ...........................  142,000    $  5,342,750
    National Information Consortium,
      Inc.*...........................  423,400      13,548,800
    Network Appliance, Inc.*..........  260,400      21,629,474
    Pinnacle Systems, Inc.*...........  520,400      21,173,775
    Preview Systems, Inc.*............  100,500       6,519,938
    Sapient Corp.*....................   52,900       7,455,594
    Silknet Software, Inc.*...........   65,300      10,823,475
    SonicWALL, Inc.*..................   20,700         833,175
    TSI International Software
      Ltd.*...........................  493,800      27,961,424
    Viador, Inc.*.....................   51,000       2,161,125
    Xpedior, Inc.*....................   14,500         416,875
                                                   ------------
                                                    199,255,652
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 3.2%
    JAKKS Pacific, Inc.*..............  270,400       5,053,100
    Rent-A-Center, Inc.*..............  397,300       7,871,506
    S1 Corp.*.........................  145,200      11,343,750
    Steiner Leisure Ltd.*.............  148,600       2,479,763
                                                   ------------
                                                     26,748,119
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.0%
    Burr-Brown Corp.*.................  228,450       8,252,756
    Power Integrations, Inc.*.........  152,000       7,286,500
    Power-One, Inc.*..................  214,300       9,817,619
    SonoSight, Inc.*..................  251,800       7,963,175
                                                   ------------
                                                     33,320,050
                                                   ------------
ENTERTAINMENT & LEISURE -- 2.0%
    Speedway Motorsports, Inc.*.......  137,200       3,815,875
    The 3DO Co.*......................  649,000       5,901,844
    THQ, Inc.*........................  301,000       6,979,437
                                                   ------------
                                                     16,697,156
                                                   ------------
FINANCIAL-BANK & TRUST -- 0.6%
    Peoples Heritage Financial
      Group, Inc. ....................  334,900       5,044,431
                                                   ------------
FINANCIAL SERVICES -- 1.3%
    Multex.com, Inc.*.................  292,700      11,012,838
                                                   ------------
FOOD -- 0.5%
    Hain Food Group, Inc.*............  204,900       4,584,638
                                                   ------------
HEALTHCARE SERVICES -- 1.2%
    Albany Molecular Research,
      Inc.*...........................  153,200       4,672,600
    MedQuist, Inc.*...................  207,000       5,343,188
                                                   ------------
                                                     10,015,788
                                                   ------------
MACHINERY & EQUIPMENT -- 1.8%
    Asyst Technologies, Inc.*.........  162,000      10,621,125
    National-Oilwell, Inc.*...........  274,200       4,301,513
                                                   ------------
                                                     14,922,638
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.7%
    Endocardial Solutions, Inc.*......  594,886       5,205,253
    VISX, Inc.*.......................  168,800       8,735,400
                                                   ------------
                                                     13,940,653
                                                   ------------
OIL & GAS -- 1.9%
    Barrett Resources Corp.*..........  139,100       4,094,756
    Key Production Co., Inc.*.........   30,500         224,938

AST KEMPER SMALL-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
    Newfield Exploration Co.*.........  160,100    $  4,282,675
    Stone Energy Corp.*...............  211,100       7,520,437
                                                   ------------
                                                     16,122,806
                                                   ------------
PERSONAL SERVICES -- 0.1%
    Cornell Corrections, Inc.*........   92,500         774,688
                                                   ------------
PHARMACEUTICALS -- 3.5%
    Alexion Pharmaceuticals, Inc.*....  305,200       9,194,150
    Enzon, Inc.*......................  196,600       8,527,525
    QLT PhotoTherapeutics, Inc.*......  194,900      11,450,375
                                                   ------------
                                                     29,172,050
                                                   ------------
REAL ESTATE -- 0.8%
    Costar Group, Inc.*...............  190,800       6,844,950
                                                   ------------
RESTAURANTS -- 1.2%
    The Cheesecake Factory, Inc.*.....  284,100       9,943,500
                                                   ------------
RETAIL & MERCHANDISING -- 4.1%
    FreeMarkets, Inc.*................   34,800      11,877,675
    SciQuest.com, Inc.*...............  192,500      15,303,750
    Urban Outfitters, Inc.*...........  241,200       7,024,950
                                                   ------------
                                                     34,206,375
                                                   ------------
SEMICONDUCTORS -- 7.0%
    PMC-Sierra, Inc.*.................  127,200      20,391,749
    Silicon Image, Inc.*..............  160,100      11,217,006
    TranSwitch Corp.*.................  125,850       9,131,991
    Vitesse Semiconductor Corp.*......  357,700      18,756,894
                                                   ------------
                                                     59,497,640
                                                   ------------
TELECOMMUNICATIONS -- 8.7%
    BroadWing, Inc. ..................  243,441       8,976,887
    Com21, Inc.*......................  313,500       7,034,156
    Insight Communications Co.,
      Inc.*...........................  289,100       8,564,588
    Net2Phone, Inc.*..................  125,200       5,751,375

                                         SHARES       VALUE
                                         ------       -----
    Polycom, Inc.*....................  222,500    $ 14,170,469
    Proxim, Inc.*.....................   47,300       5,203,000
    Research in Motion Ltd.*..........  321,100      14,830,805
    Telecorp PCS, Inc.*...............   10,300         391,400
    Terayon Communication Systems,
      Inc.*...........................   16,800       1,055,250
    Xircom, Inc.*.....................  109,700       8,227,500
                                                   ------------
                                                     74,205,430
                                                   ------------
TOTAL COMMON STOCK
  (Cost $487,754,004).................              823,655,393
                                                   ------------
                                          PAR
                                         (000)
                                        --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.5%
    Federal Home Loan Bank
      1.28%, 01/03/00.................  $ 9,000       8,999,360
      4.75%, 01/10/00.................   12,000      11,985,750
                                                   ------------
    (Cost $20,985,110)................               20,985,110
                                                   ------------
                                        SHARES
                                        ------
SHORT-TERM INVESTMENTS -- 0.1%
    Temporary Investment Cash Fund....  434,031         434,031
    Temporary Investment Fund.........  434,030         434,030
                                                   ------------
    (Cost $868,061)...................                  868,061
                                                   ------------
TOTAL INVESTMENTS -- 100.4%
  (Cost $509,607,175).................              845,508,564
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.4)%....................               (3,524,161)
                                                   ------------
NET ASSETS -- 100.0%..................             $841,984,403
                                                   ============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST MFS GLOBAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                             SHARES      VALUE
                                             ------      -----
FOREIGN STOCK -- 53.7%
AUSTRALIA -- 1.3%
    QBE Insurance Group Ltd.*.............   3,530     $   16,466
                                                       ----------
CANADA -- 1.0%
    BCE, Inc. ............................     140         12,720
                                                       ----------
FINLAND -- 2.0%
    Helsingin Puhelin Oyj*................     240         19,990
    HPY Holding -- HTF Holding Oyj*.......     160          6,003
                                                       ----------
                                                           25,993
                                                       ----------
FRANCE -- 7.9%
    Bouygues SA ..........................      20         12,710
    Castorama Dubois*.....................      40         12,166
    Pernod Ricard SA*.....................     160          9,153
    Rhone-Poulenc SA*.....................      90          5,230
    Sanofi SA*............................     290         12,074
    STMicroelectronics NV ................     105         16,159
    Total Fina SA Cl-B....................     140         18,683
    Union des Assurances Federales*.......      60          7,046
    Vivendi...............................      95          8,578
                                                       ----------
                                                          101,799
                                                       ----------
GERMANY -- 3.1%
    Henkel KGaA*..........................     110          7,312
    Mannesmann AG.........................     130         31,475
    Wella AG*.............................      50          1,108
                                                       ----------
                                                           39,895
                                                       ----------
GREECE -- 1.2%
    Antenna TV SA [ADR]*..................     380          6,508
    Hellenic Tellecommunications
      Organization SA*....................     360          8,555
    Jazztel PLC [ADR]*....................      10            651
                                                       ----------
                                                           15,714
                                                       ----------
ISRAEL -- 0.5%
    Partner Communications Co. Ltd.
      [ADR]*..............................     250          6,469
                                                       ----------
ITALY -- 1.3%
    Telecom Italia Mobile SPA ............   3,540         16,864
                                                       ----------
JAPAN -- 12.6%
    Canon, Inc. [ADR] ....................     430         17,442
    Chugai Pharmaceutical Co. Ltd.*.......   1,000         10,815
    Fuji Heavy Industries Ltd.............   1,000          6,851
    Hitachi Ltd...........................   2,000         32,103
    Mitsubishi Motors Corp.*..............   1,000          3,416
    Nippon Telegraph & Telephone Corp.....       1         17,128
    NTT Mobile Communication Network,
      Inc.................................       1         38,466
    Sony Corp.............................     100         29,656
    Toshiba Corp.*........................   1,000          7,634
                                                       ----------
                                                          163,511
                                                       ----------
MEXICO -- 0.7%
    Coca-Cola Femsa SA[ADR]...............     280          4,917
    Kimberly-Clark de Mexico SA Cl-A......   1,150          4,418
                                                       ----------
                                                            9,335
                                                       ----------

                                             SHARES      VALUE
                                             ------      -----
NETHERLANDS -- 2.7%
    AKZO Nobel NV.........................     260     $   13,041
    Fox Kids Europe NV*...................     100          1,279
    ING Groep NV..........................     250         15,092
    Libertel NV*..........................     210          5,499
                                                       ----------
                                                           34,911
                                                       ----------
NORWAY -- 1.3%
    NetCom ASA*...........................      40          1,996
    Sparebanken NOR*......................     340          7,890
    Storebrand ASA*.......................     850          6,469
                                                       ----------
                                                           16,355
                                                       ----------
PORTUGAL -- 0.5%
    Telecel-Comunicacoes Pessoais SA*.....     340          5,927
                                                       ----------
SINGAPORE -- 2.2%
    Development Bank of Singapore*........   1,000         16,392
    Overseas Union Bank Ltd.*.............   2,000         11,708
                                                       ----------
                                                           28,100
                                                       ----------
SPAIN -- 0.7%
    Repsol SA.............................     370          8,578
                                                       ----------
SWEDEN -- 1.9%
    Netcom AB Cl-B*.......................      30          2,109
    Saab AB*..............................   2,330         22,456
                                                       ----------
                                                           24,565
                                                       ----------
SWITZERLAND -- 0.6%
    Nestle SA.............................       4          7,328
                                                       ----------
UNITED KINGDOM -- 12.2%
    Anglo Irish Bank Corp. PLC*...........   3,160          7,350
    AstraZeneca Group PLC.................     390         16,502
    British Aerospace PLC*................   1,490          9,868
    British Petroleum Co. PLC.............     760          7,642
    British Telecommunications PLC........     890         21,751
    Cable & Wireless Communications
      PLC ................................   2,290         32,922
    Cable & Wireless PLC..................     920         15,589
    Capital Radio PLC.....................     180          4,351
    CGU PLC*..............................     600          9,668
    Next PLC..............................     800          7,676
    Telewest Communications PLC*..........   1,640          8,749
    Thus PLC*.............................     200          1,253
    Tomkins PLC...........................   1,640          5,298
    United News & Media PLC...............     845         10,769
                                                       ----------
                                                          159,388
                                                       ----------
TOTAL FOREIGN STOCK (Cost $601,380).......                693,918
                                                       ----------
U.S. STOCK -- 30.9%
AUTOMOTIVE PARTS -- 1.0%
    Delphi Automotive Systems Corp. ......     570          8,978
    TRW, Inc. ............................      80          4,155
                                                       ----------
                                                           13,133
                                                       ----------
BROADCASTING -- 0.6%
    Hearst-Argyle Television, Inc.*.......     310          8,254
                                                       ----------

AST MFS GLOBAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                             SHARES      VALUE
                                             ------      -----
CHEMICALS -- 0.4%
    Monsanto Co. .........................     150     $    5,344
                                                       ----------
COMPUTER HARDWARE -- 1.3%
    Hewlett-Packard Co. ..................      70          7,976
    International Business Machines
      Corp. ..............................      80          8,640
                                                       ----------
                                                           16,616
                                                       ----------
COMPUTER SERVICES & SOFTWARE -- 5.7%
    BMC Software, Inc.*...................     120          9,593
    Computer Associates International,
      Inc. ...............................     430         30,072
    Compuware Corp.*......................     440         16,390
    Sun Microsystems, Inc.*...............      80          6,195
    SunGard Data Systems, Inc.*...........     400          9,500
                                                       ----------
                                                           71,750
                                                       ----------
CONSUMER PRODUCTS & SERVICES -- 2.2%
    Bausch & Lomb, Inc. ..................     240         16,425
    Polaroid Corp. .......................     270          5,079
    Sodexho Marriott Services, Inc. ......     490          6,370
                                                       ----------
                                                           27,874
                                                       ----------
ENTERTAINMENT & LEISURE -- 2.0%
    Time Warner, Inc. ....................     210         15,211
    Walt Disney Co. ......................     370         10,823
                                                       ----------
                                                           26,034
                                                       ----------
FINANCIAL SERVICES -- 0.5%
    Block, (H&R), Inc. ...................     160          7,000
                                                       ----------
FOOD -- 2.1%
    Keebler Foods Co.*....................     300          8,438
    Kroger Co.*...........................     460          8,683
    Safeway, Inc.*........................     280          9,957
                                                       ----------
                                                           27,078
                                                       ----------
INSURANCE -- 3.3%
    CIGNA Corp. ..........................     120          9,668
    ReliaStar Financial Corp. ............     510         19,985
    The Hartford Financial Services Group,
      Inc. ...............................     280         13,265
                                                       ----------
                                                           42,918
                                                       ----------
MACHINERY & EQUIPMENT -- 1.1%
    Deere & Co. ..........................     340         14,748
                                                       ----------
OIL & GAS -- 1.6%
    Conoco, Inc. .........................     500         12,375
    Exxon Mobil Corp. ....................     100          8,056
                                                       ----------
                                                           20,431
                                                       ----------

                                             SHARES      VALUE
                                             ------      -----
RETAIL & MERCHANDISING -- 2.1%
    BJ's Wholesale Club, Inc.*............     195     $    7,118
    CVS Corp. ............................     230          9,185
    Federated Department Stores, Inc.*....     100          5,056
    Gap, Inc. ............................     120          5,520
                                                       ----------
                                                           26,879
                                                       ----------
SEMICONDUCTORS -- 1.5%
    Motorola, Inc. .......................     130         19,143
                                                       ----------
TELECOMMUNICATIONS -- 2.9%
    Amdocs Ltd.*..........................      40          1,380
    Bell Atlantic Corp. ..................      60          3,694
    BroadWing, Inc. ......................     325         11,984
    EchoStar Communications Corp. Cl-A*...      10            975
    Global TeleSystems Group, Inc.*.......      30          1,039
    GTE Corp. ............................     130          9,173
    MCI WorldCom, Inc.*...................     165          8,755
    NDS Group PLC*........................      10            305
                                                       ----------
                                                           37,305
                                                       ----------
TRANSPORTATION -- 2.6%
    Canadian National Railway Co. ........     520         13,683
    Galileo International, Inc. ..........     630         18,860
    United Parcel Service, Inc. Cl-B......      20          1,380
                                                       ----------
                                                           33,923
                                                       ----------
TOTAL U.S. STOCK (Cost $386,421)..........                398,430
                                                       ----------
                                              PAR
                                             (000)
                                            --------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.7%
    Federal Home Loan Mortgage Corp.
      1.50%, 01/03/00
    (Cost $124,990).......................   $ 125        124,990
                                                       ----------
TOTAL INVESTMENTS -- 94.3% (Cost
  $1,112,791).............................              1,217,338
OTHER ASSETS LESS LIABILITIES -- 5.7%.....                 73,364
                                                       ----------
NET ASSETS -- 100.0%......................             $1,290,702
                                                       ==========

Foreign currency exchange contracts outstanding at December 31, 1999:

                                         IN
SETTLEMENT               CONTRACTS    EXCHANGE   CONTRACTS     UNREALIZED
  MONTH      TYPE        TO DELIVER     FOR      AT VALUE     DEPRECIATION
---------------------------------------------------------------------------
01/00        Sell   EUR     439         $440       $445           $ 5
                                        ====       ====           ===

AST MFS GLOBAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 1999. Percentages are based on net assets.

INDUSTRY
--------
Aerospace..............................................   0.8%
Automobile Manufacturers...............................   2.5%
Beverages..............................................   2.5%
Broadcasting...........................................   1.4%
Business Services......................................   1.4%
Chemicals..............................................   0.7%
Construction...........................................   1.1%
Consumer Products & Services...........................   2.4%
Electronic Components & Equipment......................   1.9%
Financial-Bank & Trust.................................   1.2%
Financial Services.....................................   3.2%
Food...................................................   1.8%
Industrial Products....................................   2.4%
Insurance..............................................   3.1%
Medical Supplies & Equipment...........................   0.9%
Oil & Gas..............................................   0.6%
Pharmaceuticals........................................   3.2%
Printing & Publishing..................................   2.0%
Retail & Merchandising.................................   1.5%
Telecommunications.....................................  16.1%
Utilities..............................................   3.0%
                                                         ----
Total..................................................  53.7%
                                                         ====

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST MFS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                           SHARES      VALUE
                                           ------      -----
COMMON STOCK -- 62.6%
ADVERTISING -- 0.9%
    Interpublic Group of Companies,
      Inc. .............................      160    $    9,230
    Young & Rubicam, Inc. ..............      460        32,545
                                                     ----------
                                                         41,775
                                                     ----------
BROADCASTING -- 2.5%
    AMFM, Inc.*.........................      250        19,563
    AT&T Corp. Liberty Media Group
      Cl-A*.............................      540        30,645
    CBS Corp.*..........................      680        43,477
    Clear Channel Communications,
      Inc.*.............................      110         9,818
    Cox Radio, Inc. Cl-A*...............       40         3,990
    Infinity Broadcasting Corp.*........      225         8,142
    Westwood One, Inc.*.................      100         7,600
                                                     ----------
                                                        123,235
                                                     ----------
BUSINESS SERVICES -- 0.9%
    First Data Corp. ...................      930        45,861
                                                     ----------
CABLE TELEVISION -- 0.5%
    Cablevision Systems Corp. Cl-A*.....      300        22,650
                                                     ----------
CLOTHING & APPAREL -- 0.2%
    Cintas Corp. .......................      200        10,625
                                                     ----------
COMPUTER HARDWARE -- 0.7%
    EMC Corp.*..........................      330        36,053
                                                     ----------
COMPUTER SERVICES & SOFTWARE -- 15.4%
    Affiliated Computer Services, Inc.
      Cl-A*.............................      400        18,400
    America Online, Inc.*...............      360        27,158
    Ancor Communications, Inc.*.........       50         3,394
    BEA Systems, Inc.*..................      100         6,994
    BMC Software, Inc.*.................      530        42,367
    Cadence Design Systems, Inc.*.......      460        11,040
    Ceridian Corp.*.....................      850        18,328
    Cisco Systems, Inc.*................      900        96,412
    Computer Associates International,
      Inc...............................      620        43,361
    Computer Sciences Corp.*............      420        39,743
    Compuware Corp.*....................    1,250        46,563
    Comverse Technology, Inc.*..........      150        21,713
    Macromedia, Inc.*...................      110         8,044
    MASSTOR Systems Corp.*..............       30         2,319
    Microsoft Corp.*....................      840        98,069
    Network Solutions, Inc.*............       70        15,229
    New Era of Networks, Inc.*..........       45         2,143
    Novellus Systems, Inc.*.............      250        30,633
    Oracle Corp.*.......................      650        72,840
    Siebel Systems, Inc.*...............      140        11,760
    Sun Microsystems, Inc.*.............      620        48,011
    Sungard Data Systems, Inc.*.........      500        11,875
    Verisign, Inc.*.....................       80        15,260
    VERITAS Software Corp.*.............      370        52,956
                                                     ----------
                                                        744,612
                                                     ----------
CONGLOMERATES -- 2.7%
    Corning, Inc. ......................      490        63,179
    Tyco International Ltd. ............    1,740        67,643
                                                     ----------
                                                        130,822
                                                     ----------

                                           SHARES      VALUE
                                           ------      -----
CONSUMER PRODUCTS & SERVICES -- 0.8%
    Bausch & Lomb, Inc. ................      440    $   30,112
    Clorox Co. .........................      220        11,083
                                                     ----------
                                                         41,195
                                                     ----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.8%
    Altera Corp.*.......................      330        16,356
    Analog Devices, Inc.*...............      380        35,340
    Conexant Systems, Inc.*.............       50         3,319
    DII Group, Inc.*....................       50         3,548
    Flextronics International Ltd.*.....      240        11,040
    General Electric Co. ...............      600        92,849
    Metromedia Fiber Network, Inc.
      Cl-A*.............................      230        11,026
    RF Micro Devices, Inc.*.............      100         6,844
    Tandy Corp.*........................      300        14,756
    Teradyne, Inc.*.....................      370        24,420
    Texas Instruments, Inc. ............      130        12,594
                                                     ----------
                                                        232,092
                                                     ----------
ENTERTAINMENT & LEISURE -- 1.4%
    Harrah's Entertainment, Inc.*.......      120         3,173
    Royal Caribbean Cruises Ltd. .......      260        12,821
    Time Warner, Inc. ..................      710        51,430
                                                     ----------
                                                         67,424
                                                     ----------
FINANCIAL-BANK & TRUST -- 1.0%
    State Street Boston Corp. ..........      640        46,760
                                                     ----------
FINANCIAL SERVICES -- 2.1%
    American Express Co. ...............      100        16,625
    Citigroup, Inc. ....................      660        36,671
    Morgan Stanley, Dean Witter &
      Co. ..............................      240        34,260
    Providian Financial Corp. ..........      160        14,570
                                                     ----------
                                                        102,126
                                                     ----------
FOOD -- 0.8%
    Kroger Co.*.........................      960        18,120
    Safeway, Inc.*......................      630        22,404
                                                     ----------
                                                         40,524
                                                     ----------
HEALTHCARE SERVICES -- 0.3%
    United HealthCare Corp. ............      240        12,750
                                                     ----------
INSURANCE -- 1.7%
    American International Group,
      Inc. .............................      380        41,088
    AON Corp. ..........................      470        18,800
    CIGNA Corp. ........................      160        12,890
    Lincoln National Corp. .............      280        11,200
                                                     ----------
                                                         83,978
                                                     ----------
MACHINERY & EQUIPMENT -- 0.2%
    Cooper Cameron Corp.*...............      210        10,277
                                                     ----------
MEDICAL SUPPLIES & EQUIPMENT -- 1.1%
    Guidant Corp.* .....................      420        19,740
    Medtronic, Inc. ....................      920        33,523
                                                     ----------
                                                         53,263
                                                     ----------
OFFICE EQUIPMENT -- 0.2%
    Office Depot, Inc.*.................      830         9,078
                                                     ----------

AST MFS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                           SHARES      VALUE
                                           ------      -----
OIL & GAS -- 1.5%
    BP Amoco PLC [ADR]..................      370    $   21,946
    Conoco, Inc. Cl-B ..................      390         9,701
    Halliburton Co. ....................      480        19,320
    Noble Drilling Corp.*...............      620        20,305
                                                     ----------
                                                         71,272
                                                     ----------
PHARMACEUTICALS -- 2.6%
    American Home Products Corp. .......      640        25,240
    Bristol-Meyers Squibb Co. ..........      450        28,884
    Pharmacia & Upjohn, Inc. ...........      400        18,000
    Shire Pharmaceuticals Group PLC
      [ADR]*............................      270         7,864
    Warner-Lambert Co. .................      300        24,581
    Waters Corp.*.......................      410        21,730
                                                     ----------
                                                        126,299
                                                     ----------
PRINTING & PUBLISHING -- 0.5%
    Gannett Co., Inc. ..................      300        24,469
                                                     ----------
RETAIL & MERCHANDISING -- 3.2%
    Costco Companies, Inc.*.............      360        32,850
    CVS Corp. ..........................    1,080        43,133
    Gap, Inc. ..........................       60         2,760
    Lowe's Companies, Inc. .............      430        25,693
    TJX Companies, Inc. ................      140         2,861
    Wal-Mart Stores, Inc. ..............      720        49,769
                                                     ----------
                                                        157,066
                                                     ----------
SEMICONDUCTORS -- 3.9%
    Applied Materials, Inc.*............      180        22,804
    Atmel Corp.*........................      920        27,198
    Intel Corp. ........................      200        16,463
    JDS Uniphase Corp.*.................       60         9,679
    Lam Research Corp.*.................      200        22,313
    LSI Logic Corp.*....................      560        37,799
    Motorola, Inc. .....................      190        27,977
    National Semiconductor Corp.*.......      590        25,259
                                                     ----------
                                                        189,492
                                                     ----------
TELECOMMUNICATIONS -- 11.1%
    Alltel Corp. .......................      540        44,651
    Amdocs Ltd.*........................      170         5,865
    American Tower Corp. Cl-A*..........      670        20,477
    ANTEC Corp.*........................      200         7,300
    BCE, Inc. ..........................       50         4,509
    Comcast Corp. Cl-A..................      900        45,225
    EchoStar Communications Corp.
      Cl-A*.............................      100         9,750
    General Instrument Corp.*...........      660        56,100
    Global Crossing Ltd.*...............      300        15,000
    Global TeleSystems Group, Inc.*.....      240         8,310
    Jazztel PLC [ADR]*..................      105         6,838
    MCI WorldCom, Inc.*.................    1,005        53,328
    MediaOne Group, Inc.*...............      400        30,725
    Nextel Communications, Inc. Cl-A*...      305        31,453
    Nokia Corp. Cl-A [ADR]..............      300        57,000

                                           SHARES      VALUE
                                           ------      -----
    Nortel Networks Corp. ..............      450    $   45,450
    QUALCOMM, Inc.*.....................      180        31,725
    Spanish Broadcasting Systems,
      Inc.*.............................      190         7,648
    Sprint Corp. (PCS Group)*...........      350        35,875
    Univision Communications, Inc.*.....      230        23,503
                                                     ----------
                                                        540,732
                                                     ----------
UTILITIES -- 1.6%
    AES Corp.*..........................      850        63,538
    Calpine Corp.*......................      220        14,080
                                                     ----------
                                                         77,618
                                                     ----------
TOTAL COMMON STOCK
  (Cost $2,696,920).....................              3,042,048
                                                     ----------
FOREIGN STOCK -- 3.3%
BUILDING & REAL ESTATE -- 0.3%
    Bouyguesn SA -- (FRF)...............       20        12,710
                                                     ----------
CHEMICALS -- 0.3%
    AKZO Nobel NV -- (NLG)..............      290        14,545
                                                     ----------
FOOD -- 0.3%
    Nestle SA -- (CHF)..................        9        16,487
                                                     ----------
MACHINERY & EQUIPMENT -- 0.7%
    Mannesmann AG -- (DEM)..............      150        36,318
                                                     ----------
TELECOMMUNICATIONS -- 1.7%
    China Telecom Ltd. -- (HKD)*........    1,000         6,252
    Ericsson, (L.M.) Telephone Co.
      Cl-B -- (SEK).....................      290        18,645
    Nippon Telegraph & Telephone
      Corp. -- (JPY)....................       10        17,128
    NTT Mobile Communication Network,
      Inc. -- (JPY).....................       10        38,466
                                                     ----------
                                                         80,491
                                                     ----------
TOTAL FOREIGN STOCK
  (Cost $135,390).......................                160,551
                                                     ----------
                                            PAR
                                           (000)
                                          --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 20.5%
    Federal Home Loan Mortgage Corp.
      1.30%, 01/03/00 (Cost $999,928)...  $ 1,000       999,928
                                                     ----------
                                          SHARES
                                          -------
SHORT-TERM INVESTMENTS -- 9.1%
    Temporary Investment Cash Fund......  222,459       222,459
    Temporary Investment Fund...........  222,459       222,459
                                                     ----------
    (Cost $444,918).....................                444,918
                                                     ----------
TOTAL INVESTMENTS -- 95.5%
  (Cost $4,277,156).....................              4,647,445
OTHER ASSETS LESS LIABILITIES -- 4.5%...                220,842
                                                     ----------
NET ASSETS -- 100.0%....................             $4,868,287
                                                     ==========

--------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST MFS GROWTH WITH INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                           SHARES      VALUE
                                           ------      -----
COMMON STOCK -- 78.2%
AEROSPACE -- 3.4%
    Boeing Co. .........................      550    $   22,859
    General Dynamics Corp. .............    1,350        71,213
    Honeywell International, Inc. ......      770        44,419
    United Technologies Corp. ..........    2,450       159,250
                                                     ----------
                                                        297,741
                                                     ----------
AUTOMOBILE MANUFACTURERS -- 0.2%
    Ford Motor Co. .....................      320        17,100
                                                     ----------
AUTOMOTIVE PARTS -- 0.3%
    TRW, Inc. ..........................      440        22,853
                                                     ----------
BEVERAGES -- 1.0%
    Anheuser-Busch Companies, Inc. .....    1,040        73,710
    Coca-Cola Co. ......................       60         3,495
    PepsiCo, Inc. ......................      280         9,870
                                                     ----------
                                                         87,075
                                                     ----------
BUSINESS SERVICES -- 0.8%
    First Data Corp. ...................    1,460        71,996
                                                     ----------
CHEMICALS -- 0.1%
    DuPont, (E.I.) de Nemours & Co. ....      110         7,246
                                                     ----------
CLOTHING & APPAREL -- 0.3%
    Cintas Corp. .......................      470        24,969
                                                     ----------
COMPUTER HARDWARE -- 2.5%
    Hewlett-Packard Co. ................    1,100       125,331
    International Business Machines
      Corp. ............................      870        93,960
                                                     ----------
                                                        219,291
                                                     ----------
COMPUTER SERVICES & SOFTWARE -- 9.9%
    BMC Software, Inc.*.................      320        25,580
    Cisco Systems, Inc.*................    1,010       108,196
    Computer Associates International,
      Inc. .............................    1,300        90,919
    Computer Sciences Corp.*............      630        59,614
    DST Systems, Inc.*..................      600        45,788
    MASSTOR Systems Corp.*..............      350        27,059
    Microsoft Corp.*....................    2,870       335,072
    Oracle Corp.*.......................      900       100,856
    Sun Microsystems, Inc.*.............    1,100        85,181
                                                     ----------
                                                        878,265
                                                     ----------
CONGLOMERATES -- 1.6%
    Corning, Inc. ......................      670        86,388
    Tyco International Ltd. ............    1,420        55,203
                                                     ----------
                                                        141,591
                                                     ----------
CONSUMER PRODUCTS & SERVICES -- 3.0%
    Bausch & Lomb, Inc. ................      380        26,006
    Clorox Co. .........................      680        34,255
    Colgate-Palmolive Co. ..............      870        56,550
    Gillette Co. .......................      670        27,596
    Procter & Gamble Co. ...............    1,060       116,136
                                                     ----------
                                                        260,543
                                                     ----------

                                           SHARES      VALUE
                                           ------      -----
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.6%
    Emerson Electric Co. ...............      800    $   45,900
    General Electric Co. ...............    1,590       246,052
    STMicroelectronics NV...............      150        22,716
                                                     ----------
                                                        314,668
                                                     ----------
ENTERTAINMENT & LEISURE -- 1.3%
    Carnival Corp. .....................      280        13,388
    Time Warner, Inc. ..................    1,380        99,963
                                                     ----------
                                                        113,351
                                                     ----------
FINANCIAL-BANK & TRUST -- 4.6%
    Bank of America Corp. ..............    1,060        53,199
    Bank One Corp. .....................    1,010        32,383
    Comerica, Inc. .....................      280        13,073
    Northern Trust Corp. ...............    1,200        63,600
    State Street Boston Corp. ..........    1,060        77,446
    U.S. Bancorp........................    2,430        57,864
    Wells Fargo & Co. ..................    2,560       103,520
                                                     ----------
                                                        401,085
                                                     ----------
FINANCIAL SERVICES -- 3.0%
    American Express Co. ...............      240        39,900
    Associates First Capital Corp.
      Cl-A..............................      270         7,408
    AXA Financial, Inc. ................      730        24,729
    Citigroup, Inc. ....................      950        52,784
    Freddie Mac.........................    1,210        56,945
    MBIA, Inc. .........................      400        21,125
    Providian Financial Corp. ..........      280        25,498
    Reuters Group PLC [ADR].............      380        30,709
                                                     ----------
                                                        259,098
                                                     ----------
FOOD -- 3.3%
    Bestfoods, Inc. ....................      310        16,294
    Kroger Co.*.........................    4,050        76,444
    Nabisco Holdings Corp. Cl-A.........      580        18,343
    Quaker Oats Co. ....................      800        52,500
    Ralston Purina Group................      460        12,823
    Safeway, Inc.*......................    3,110       110,599
                                                     ----------
                                                        287,003
                                                     ----------
HEALTHCARE SERVICES -- 0.5%
    United HealthCare Corp. ............      800        42,500
                                                     ----------
INSURANCE -- 3.4%
    Allstate Corp. .....................      470        11,280
    American International Group,
      Inc. .............................      700        75,688
    Lincoln National Corp. .............    1,260        50,400
    Marsh & McLennan Companies, Inc.....      350        33,491
    The Hartford Financial Services
      Group, Inc. ......................    2,200       104,224
    Torchmark Corp. ....................      670        19,472
                                                     ----------
                                                        294,555
                                                     ----------
MACHINERY & EQUIPMENT -- 0.4%
    Deere & Co. ........................      600        26,025
    Grainger, (W.W.), Inc. .............      240        11,475
                                                     ----------
                                                         37,500
                                                     ----------

AST MFS GROWTH WITH INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                           SHARES      VALUE
                                           ------      -----
MEDICAL SUPPLIES & EQUIPMENT -- 2.1%
    Guidant Corp.* .....................      720    $   33,840
    Johnson & Johnson Co. ..............      400        37,250
    Medtronic, Inc. ....................    3,030       110,406
                                                     ----------
                                                        181,496
                                                     ----------
OIL & GAS -- 5.3%
    BP Amoco PLC [ADR]..................    2,370       140,570
    Chevron Corp. ......................      350        30,319
    Coastal Corp. ......................      870        30,831
    Conoco, Inc. Cl-B...................    1,900        47,263
    Exxon Mobil Corp. ..................    2,392       192,705
    Unocal Corp. .......................      660        22,151
                                                     ----------
                                                        463,839
                                                     ----------
PHARMACEUTICALS -- 3.8%
    American Home Products Corp. .......    1,230        48,508
    Bristol-Meyers Squibb Co. ..........    1,410        90,505
    Pfizer, Inc. .......................    2,050        66,497
    Pharmacia & Upjohn, Inc. ...........    1,350        60,750
    Schering-Plough Corp. ..............      870        36,703
    Warner-Lambert Co. .................      400        32,775
                                                     ----------
                                                        335,738
                                                     ----------
PRINTING & PUBLISHING -- 3.1%
    Gannett Co., Inc. ..................    1,530       124,790
    New York Times Co. .................    1,580        77,618
    Tribune Co. ........................    1,320        72,683
                                                     ----------
                                                        275,091
                                                     ----------
RESTAURANTS -- 0.5%
    McDonald's Corp. ...................    1,040        41,925
                                                     ----------
RETAIL & MERCHANDISING -- 4.6%
    CVS Corp. ..........................    1,650        65,897
    Dayton-Hudson Corp.* ...............      780        57,281
    Home Depot, Inc. ...................    1,050        71,991
    TJX Companies, Inc. ................    2,270        46,393
    Wal-Mart Stores, Inc. ..............    2,390       165,209
                                                     ----------
                                                        406,771
                                                     ----------
SEMICONDUCTORS -- 3.7%
    Intel Corp. ........................    2,040       167,918
    Motorola, Inc. .....................      780       114,855
    National Semiconductor Corp.*.......      900        38,531
                                                     ----------
                                                        321,304
                                                     ----------
TELECOMMUNICATIONS -- 8.9%
    Alltel Corp. .......................      610        50,439
    AT&T Corp. .........................      920        46,690
    Bell Atlantic Corp. ................    2,250       138,515
    BellSouth Corp. ....................      380        17,789
    BroadWing, Inc. ....................      920        33,925
    General Instrument Corp.*...........      240        20,400
    Lucent Technologies, Inc. ..........      750        56,109
    MCI WorldCom, Inc.*.................    1,935       102,676
    Nokia Corp. Cl-A [ADR]..............      240        45,600

                                           SHARES      VALUE
                                           ------      -----
    Nortel Networks Corp. ..............      750    $   75,750
    SBC Communications, Inc. ...........    1,900        92,625
    Sprint Corp. (FON Group)............    1,100        74,044
    Sprint Corp. (PCS Group)*...........      320        32,800
                                                     ----------
                                                        787,362
                                                     ----------
TRANSPORTATION -- 0.5%
    Canadian National Railway Co........    1,138        29,944
    United Parcel Service, Inc. Cl-B....      150        10,350
                                                     ----------
                                                         40,294
                                                     ----------
UTILITIES -- 2.5%
    CMS Energy Corp. ...................      640        19,960
    Duke Energy Corp. ..................      670        33,584
    FirstEnergy Corp. ..................      700        15,881
    Nisource, Inc. .....................      860        15,373
    PECO Energy Co. ....................    1,300        45,175
    Pinnacle West Capital Co. ..........      750        22,922
    Texas Utilities Co. ................    1,660        59,033
    Unicom Corp. .......................      310        10,385
                                                     ----------
                                                        222,313
                                                     ----------
TOTAL COMMON STOCK
  (Cost $6,602,667).....................              6,854,563
                                                     ----------
FOREIGN STOCK -- 3.1%
CHEMICALS -- 0.3%
    AKZO Nobel NV -- (NLG)..............      610        30,595
                                                     ----------
CONGLOMERATES -- 0.4%
    Hitachi Ltd. -- (JPY)...............    2,000        32,103
                                                     ----------
FINANCIAL-BANK & TRUST -- 0.3%
    Bank of Ireland -- (IEP)*...........    3,680        29,280
                                                     ----------
INSURANCE -- 0.3%
    AXA SA -- (FRF).....................      200        27,878
                                                     ----------
MACHINERY & EQUIPMENT -- 1.2%
    Mannesmann AG -- (DEM)..............      380        92,005
                                                     ----------
PHARMACEUTICALS -- 0.3%
    AstraZeneca Group PLC -- (GBP)......      630        26,133
                                                     ----------
TELECOMMUNICATIONS -- 0.3%
    KPN NV -- (NLG).....................      310        30,254
                                                     ----------
TOTAL FOREIGN STOCK
  (Cost $248,755).......................                268,248
                                                     ----------
                                            PAR
                                           (000)
                                          --------
CORPORATE OBLIGATIONS -- 0.5%
TELECOMMUNICATIONS
    Cable & Wireless Communications 144A
      4.25%, 09/15/05...................  $    11        13,654
    NTL, Inc. 144A
      5.75%, 12/15/09...................       30        32,400
                                                     ----------
  (Cost $43,316)........................                 46,054
                                                     ----------

AST MFS GROWTH WITH INCOME PORTFOLIO
--------------------------------------------------------------------------------


                                           SHARES      VALUE
                                          --------   ----------
SHORT-TERM INVESTMENTS -- 9.0%
    Temporary Investment Cash Fund......  392,918    $  392,918
    Temporary Investment Fund...........  392,918       392,918
                                                     ----------
    (Cost $785,836).....................                785,836
                                                     ----------
TOTAL INVESTMENTS -- 90.8%
  (Cost $7,680,574).....................              7,954,701
OTHER ASSETS LESS LIABILITIES -- 9.2%...                802,588
                                                     ----------
NET ASSETS -- 100.0%....................             $8,757,289
                                                     ==========

Foreign currency exchange contracts outstanding at December 31, 1999:

                                         IN
SETTLEMENT               CONTRACTS    EXCHANGE   CONTRACTS    UNREALIZED
  MONTH      TYPE        TO RECEIVE     FOR      AT VALUE    DEPRECIATION
-------------------------------------------------------------------------
01/00        Buy    GBP     5,556     $ 8,991     $ 8,975        $ 16
01/00        Buy    EUR    10,013      10,183      10,088          95
                                      -------     -------        ----
                                      $19,174     $19,063        $111
                                      =======     =======        ====

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.5% of net assets.

See Notes to Financial Statements.

DEFINITION OF ABBREVIATIONS
--------------------------------------------------------------------------------

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULES OF INVESTMENTS:

SECURITY DESCRIPTIONS:
-----------------------
ADR-American Depositary Receipt
BRB-Brady Bond
CVT-Convertible Security
FDR-Federal Depositary Receipt
FRB-Floating Rate Bond (1)
FRN-Floating Rate Note (1)
GDR-Global Depositary Receipt
IO-Interest Only Security
PIK-Payment in Kind Security
REIT-Real Estate Investment Trust
STEP-Stepped Coupon Bond (2)
TBA-To be Announced Security
VR-Variable Rate Bond (1)
ZCB-Zero Coupon Bond (2)
(1)- Rates shown for variable and floating rate securities are the coupon rates as of December 31, 1999.
(2)- Rates shown are the effective yields at purchase date.
COUNTRIES/CURRENCIES:
-----------------------
AUD-Australia/Australian Dollar
BEF-Belgium/Belgian Franc
CAD-Canada/Canadian Dollar
CHF-Switzerland/Swiss Franc
DEM-Germany/German Deutschemark
DKK-Denmark/Danish Krone
ESP-Spain/Spanish Peseta
EUR-Europe/Euro Currency
FIM-Finland/Finnish Markka
FRF-France/French Franc
GBP-United Kingdom/British Pound
HKD-Hong Kong/Hong Kong Dollar
IDR-Indonesia/Indonesian Rupiah
IEP-Ireland/Irish Punt
ITL-Italy/Italian Lira
JPY-Japan/Japanese Yen
MXP-Mexico/Mexican Peso
MYR-Malaysia/Malaysian Ringgit
NLG-Netherlands/Netherland Guilder
NOK-Norway/Norwegian Krone
NZD-New Zealand/New Zealand Dollar
SEK-Sweden/Swedish Krona
SGD-Singapore/Singapore Dollar
ZAR-South Africa/South African Rand

AMERICAN SKANDIA TRUST
STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1999
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                    -----------------------------------------------------------------------------
                                                                                      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               AST
                                                         AST            AST                                 NEUBERGER
                                                         AIM        LORD ABBETT      AST          AST         BERMAN       AST
                                                    INTERNATIONAL   GROWTH AND      JANCAP       MONEY       MID-CAP       AIM
                                                       EQUITY         INCOME        GROWTH       MARKET       VALUE      BALANCED
                                                    -------------   -----------   ----------   ----------   ----------   --------
ASSETS
   Investments in securities at value(A)..........    $765,541      $1,498,182    $5,922,169   $2,407,897    $670,915    $494,113
   Collateral received for securities lent........          --         347,434     1,525,148           --     130,094      81,439
   Cash...........................................         951              --            26           --          --           5
   Foreign currency at value(B)...................       3,836              --            --           --          --          14
   Unrealized appreciation on foreign currency
     exchange contracts...........................          --              --            --           --          --          --
   Receivable for:
     Securities sold..............................          87              --            --           --         438       3,254
     Dividends and interest.......................       1,266           1,695         3,996        9,916         641       3,346
     Fund shares sold.............................         939           3,129         3,312           --       1,859          11
     Futures variation margin.....................          --              --            --           --          --          49
   Other assets...................................          15              10           996           10           3           3
                                                      --------      ----------    ----------   ----------    --------    --------
       TOTAL ASSETS...............................     772,635       1,850,450     7,455,647    2,417,823     803,950     582,234
                                                      --------      ----------    ----------   ----------    --------    --------
LIABILITIES
   Cash overdraft.................................          --              --            --           17          --          --
   Unrealized depreciation on foreign currency
     exchange contracts...........................          --              --            --           --          --          --
   Written options outstanding, at value..........          --              --            --           --          --         167
   Reverse repurchase agreements, at value........          --              --            --           --          --          --
   Unrealized depreciation on swap agreements.....          --              --            --           --          --          --
   Payable upon return of securities lent.........          --         347,434     1,525,148           --     130,094      81,439
   Payable for:
     Securities purchased.........................       1,010           4,056            --           --       9,113         614
     Fund shares redeemed.........................         116               5         3,861           --          --          96
     Futures variation margin.....................          --              --            --           --          --          --
     Advisory fees................................         527             469         2,301           86         277         163
     Shareholder servicing fees...................          60             132           487          183          54          41
     Accrued dividends............................          --              --            --        8,337          --          --
   Accrued expenses and other liabilities.........         410              48            72           43          29         143
                                                      --------      ----------    ----------   ----------    --------    --------
       TOTAL LIABILITIES..........................       2,123         352,144     1,531,869        8,666     139,567      82,663
                                                      --------      ----------    ----------   ----------    --------    --------
NET ASSETS........................................    $770,512      $1,498,306    $5,923,778   $2,409,157    $664,383    $499,571
                                                      ========      ==========    ==========   ==========    ========    ========
COMPONENTS OF NET ASSETS
Common stock (unlimited number of shares
 authorized, $.001 par value per share)...........    $     23      $       64    $      107   $    2,409    $     50    $     33
Additional paid-in capital........................     387,722       1,105,583     2,524,935    2,406,740     654,535     381,901
Undistributed net investment income (loss)........      (4,783)         14,653         6,441           --       2,290       9,725
Accumulated net realized gain (loss) on
 investments......................................     100,905         169,139       473,955            8      (2,663)     36,028
Accumulated net unrealized appreciation
 (depreciation) on investments....................     286,645         208,867     2,918,340           --      10,171      71,884
                                                      --------      ----------    ----------   ----------    --------    --------
NET ASSETS........................................    $770,512      $1,498,306    $5,923,778   $2,409,157    $664,383    $499,571
                                                      ========      ==========    ==========   ==========    ========    ========
Shares of common stock outstanding................      22,510          63,750       107,291    2,409,148      49,879      32,780
Net asset value, offering and redemption price per
 share............................................    $  34.23      $    23.50    $    55.21   $     1.00    $  13.32    $  15.24
                                                      ========      ==========    ==========   ==========    ========    ========
(A) Investments at cost...........................    $478,866      $1,289,315    $3,004,795   $2,407,897    $660,744    $423,011
                                                      ========      ==========    ==========   ==========    ========    ========
(B) Foreign currency at cost......................    $  3,824      $       --    $       --   $       --    $     --    $     13
                                                      ========      ==========    ==========   ==========    ========    ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

 ----------------------------------------------------------------------------------------------------------
                                                 PORTFOLIO
 ----------------------------------------------------------------------------------------------------------
                              AST                                      AST             AST           AST
    AST          AST         PIMCO         AST          AST          T. ROWE         T. ROWE      NEUBERGER
 FEDERATED     T. ROWE       TOTAL       INVESCO       JANUS          PRICE           PRICE        BERMAN
   HIGH      PRICE ASSET     RETURN       EQUITY     SMALL-CAP    INTERNATIONAL   INTERNATIONAL    MID-CAP
   YIELD     ALLOCATION       BOND        INCOME       GROWTH        EQUITY           BOND         GROWTH
 ---------   -----------   ----------   ----------   ----------   -------------   -------------   ---------
 $612,406     $456,047     $1,145,586   $1,042,257   $1,437,941     $500,245        $129,061      $406,920
   24,630       59,449             --     128,217      272,041            --              --       130,028
        1           --            709          --           --        15,510           5,540             1
       --           --             --          --           --         1,350               1            --
       --           --             13          --           --            --              73            --
       --           --             --          --        3,963            --              --         1,455
   11,325        2,672          9,558       5,296          262           728           3,358           118
      296          588              3       1,164        2,014            26             612           303
       --           --             --          --           --            --              --            --
        5            3              9          13            3             4              --             2
 --------     --------     ----------   ----------   ----------     --------        --------      --------
  648,663      518,759      1,155,878   1,176,947    1,716,224       517,863         138,645       538,827
 --------     --------     ----------   ----------   ----------     --------        --------      --------
       --            3             --          --            6            --              --            --
       --           --             --          --           --            --             161            --
       --           --          1,144          --           --            --              --            --
       --           --         37,658          --           --            --              --            --
       --           --            396          --           --            --              --            --
   24,630       59,449             --     128,217      272,041            --              --       130,028
       --       11,555        109,070          --          128            --              --        14,252
       37           12            633         214          222           524              --            28
       --           --            809          --           --            --              --            --
      151          108            231         331          457           344              48           132
       53           37             85          89          108           135              11            31
       --           --             --          --           --            --              --            --
        4           53             89          32           51            36             281            31
 --------     --------     ----------   ----------   ----------     --------        --------      --------
   24,875       71,217        150,115     128,883      273,013         1,039             501       144,502
 --------     --------     ----------   ----------   ----------     --------        --------      --------
 $623,788     $447,542     $1,005,763   $1,048,064   $1,443,211     $516,824        $138,144      $394,325
 ========     ========     ==========   ==========   ==========     ========        ========      ========
 $     52     $     24     $       92   $      56    $      34      $     31        $     14      $     16
  630,587      335,750      1,013,331     801,266      692,944       303,019         146,445       233,433
   57,676       10,606         51,464      20,133       (3,889)         (382)          7,735        (2,652
   (7,139)       3,958        (25,126)     78,942      139,249        48,217          (7,483)       12,584
  (57,388)      97,204        (33,998)    147,667      614,873       165,939          (8,567)      150,944
 --------     --------     ----------   ----------   ----------     --------        --------      --------
 $623,788     $447,542     $1,005,763   $1,048,064   $1,443,211     $516,824        $138,144      $394,325
 ========     ========     ==========   ==========   ==========     ========        ========      ========
   52,319       23,735         91,543      56,186       33,870        30,998          14,393        16,408
 $  11.92     $  18.86     $    10.99   $   18.65    $   42.61      $  16.67        $   9.60      $  24.03
 ========     ========     ==========   ==========   ==========     ========        ========      ========
 $669,794     $358,842     $1,174,464   $ 894,590    $ 823,068      $334,284        $137,453      $255,976
 ========     ========     ==========   ==========   ==========     ========        ========      ========
 $     --     $     --     $       --   $      --    $      --      $  1,351        $      1      $     --
 ========     ========     ==========   ==========   ==========     ========        ========      ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1999
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                            ---------------------------------------------------------------------
                                                                                          PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                          AST        AST                                   AST
                                                                        T. ROWE     PIMCO         AST          AST       AMERICAN
                                                              AST        PRICE     LIMITED    OPPENHEIMER     JANUS      CENTURY
                                                            FOUNDERS    NATURAL    MATURITY    LARGE-CAP     OVERSEAS    INCOME &
                                                            PASSPORT   RESOURCES     BOND       GROWTH        GROWTH      GROWTH
                                                            --------   ---------   --------   -----------   ----------   --------
ASSETS
   Investments in securities at value(A)..................  $227,894   $103,900    $418,101    $364,191     $1,546,503   $356,441
   Collateral received for securities lent................       --      21,980         --      111,632             --     88,952
   Cash...................................................      405          32        472           --          1,260        466
   Foreign currency at value(B)...........................      803          33         --           --              1         --
   Unrealized appreciation on foreign currency exchange
     contracts............................................        5          --         11           --          6,811         --
   Receivable for:
     Securities sold......................................      722         118         --           --          3,821      1,981
     Dividends and interest...............................       54         202      4,236          195            651        427
     Fund shares sold.....................................    3,778          18        254          422            991      1,487
     Futures variation margin.............................       --          --         --           --             --         22
   Other assets...........................................        1           1          4            2             --          2
                                                            --------   --------    --------    --------     ----------   --------
       TOTAL ASSETS.......................................  233,662     126,284    423,078      476,442      1,560,038    449,778
                                                            --------   --------    --------    --------     ----------   --------
LIABILITIES
   Cash overdraft.........................................       --          --         --           --             --         --
   Unrealized depreciation on foreign currency exchange
     contracts............................................       32          --         --           --          4,418         --
   Written options outstanding, at value..................       --          --         --           --             --         --
   Reverse repurchase agreements, at value................       --          --         --           --             --         --
   Unrealized depreciation on swap agreements.............       --          --         98           --             --         --
   Payable upon return of securities lent.................       --      21,980         --      111,632             --     88,952
   Payable for:
     Securities purchased.................................   15,911       1,813     16,126           --          1,097         --
     Fund shares redeemed.................................       --         178          1          178          2,294          1
     Futures variation margin.............................       --          --         81           --             --         --
     Advisory fees........................................      167          42         97          178            653         98
     Shareholder servicing fees...........................       25           8         34           --            207         53
     Accrued dividends....................................       --          --         --           --             --         --
   Accrued expenses and other liabilities.................      130          38         37           --            324         44
                                                            --------   --------    --------    --------     ----------   --------
       TOTAL LIABILITIES..................................   16,265      24,059     16,474      111,988          8,993     89,148
                                                            --------   --------    --------    --------     ----------   --------
NET ASSETS................................................  $217,397   $102,225    $406,604    $364,454     $1,551,045   $360,630
                                                            ========   ========    ========    ========     ==========   ========
COMPONENTS OF NET ASSETS
Common stock (unlimited number of shares authorized, $.001
 par value per share).....................................  $     9    $      8    $    38     $     19     $       62   $     23
Additional paid-in capital................................  100,557     100,285    392,943      238,994        829,519    294,563
Undistributed net investment income (loss)................     (191)      1,133     20,624       (3,290)          (894)     2,121
Accumulated net realized gain (loss) on investments.......   57,245      (1,541)    (1,803)      32,761          3,006     20,595
Accumulated net unrealized appreciation (depreciation) on
 investments..............................................   59,777       2,340     (5,198)      95,970        719,352     43,328
                                                            --------   --------    --------    --------     ----------   --------
NET ASSETS................................................  $217,397   $102,225    $406,604    $364,454     $1,551,045   $360,630
                                                            ========   ========    ========    ========     ==========   ========
Shares of common stock outstanding........................    8,827       7,768     37,518       19,230         61,796     23,045
Net asset value, offering and redemption price per
 share....................................................  $ 24.63    $  13.16    $ 10.84     $  18.95     $    25.10   $  15.65
                                                            ========   ========    ========    ========     ==========   ========
(A) Investments at cost...................................  $168,028   $101,560    $422,995    $268,221     $  829,526   $313,527
                                                            ========   ========    ========    ========     ==========   ========
(B) Foreign currency at cost..............................  $   830    $     32    $    --     $     --     $        1   $     --
                                                            ========   ========    ========    ========     ==========   ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

 ---------------------------------------------------------------------------------------
                                        PORTFOLIO
 ---------------------------------------------------------------------------------------
    AST           AST            AST                                 AST         AST
 AMERICAN      AMERICAN        T. ROWE        AST         AST       LORD       BANKERS
  CENTURY       CENTURY      PRICE SMALL    MARSICO     COHEN &    ABBETT       TRUST
 STRATEGIC   INTERNATIONAL     COMPANY      CAPITAL     STEERS    SMALL CAP    MANAGED
 BALANCED       GROWTH          VALUE        GROWTH     REALTY      VALUE     INDEX 500
 ---------   -------------   -----------   ----------   -------   ---------   ----------
               $154,892       $260,383     $1,716,698   $58,822    $75,453     $622,385
 $215,989
                     --          5,047        415,385    3,206       6,338      135,957
   44,751
                     --             --             --       --          --       14,242
       36
                     --             --             --       --          --           --
       --
                      2             --             --       --          --           --
       --
                     60            146         19,960      222       1,008          186
      554
                    142            433            634      393          28          736
    1,256
                    587            763          2,818       43         175           10
      659
                     --             --             --       --          --          141
        3
                     --              2              8       --          --            3
        1
               --------       --------     ----------   -------    -------     --------
 --------
                155,683        266,774      2,155,503   62,686      83,002      773,660
  263,249
               --------       --------     ----------   -------    -------     --------
 --------
                    831             --         15,564      212          --           --
       --
                     --             --             --       --          --           --
       --
                     --             --             --       --          --           --
       --
                     --             --             --       --          --           --
       --
                     --             --             --       --          --           --
       --
                     --          5,047        415,385    3,206       6,338      135,957
   44,751
                    389             62             --    2,053       2,428          262
    1,626
                     --              9              6      480          --        3,685
        1
                     --             --             --       --          --           --
       --
                    122            113            625       27          30          104
       84
                     21             22            141        8           6           53
       18
                     --             --             --       --          --           --
       --
                     94             28             46        3           8           32
       21
               --------       --------     ----------   -------    -------     --------
 --------
                  1,457          5,281        431,767    5,989       8,810      140,093
   46,501
               --------       --------     ----------   -------    -------     --------
 --------
               $154,226       $261,493     $1,723,736   $56,697    $74,192     $633,567
 $216,748
               ========       ========     ==========   =======    =======     ========
 ========
               $      7       $     23     $       80   $    7     $     7     $     42
 $     14
                 87,000        282,860      1,114,117   62,084      70,562      519,045
  183,858
                   (417)         1,922         (2,581)   2,577        (247)       3,516
    3,149
                  5,477         14,221         46,480   (3,193)     (2,284)      35,107
   12,446
                 62,159        (37,533)       565,640   (4,778)      6,154       75,857
   17,281
               --------       --------     ----------   -------    -------     --------
 --------
               $154,226       $261,493     $1,723,736   $56,697    $74,192     $633,567
 $216,748
               ========       ========     ==========   =======    =======     ========
 ========
                  6,884         22,950         79,675    6,783       6,824       42,358
   14,166
               $  22.40       $  11.39     $    21.63   $ 8.36     $ 10.87     $  14.96
 $  15.30
               ========       ========     ==========   =======    =======     ========
 ========
               $ 92,730       $297,916     $1,151,060   $63,600    $69,299     $548,431
 $198,757
               ========       ========     ==========   =======    =======     ========
 ========
               $     --       $     --     $       --   $   --     $    --     $     --
 $     --
               ========       ========     ==========   =======    =======     ========
 ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1999
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                              -----------------------------------------------
                                                                                 PORTFOLIO
-------------------------------------------------------------------------------------------------------------
                                                                             AST                      AST
                                                                 AST         MFS         AST          MFS
                                                               KEMPER      GLOBAL        MFS      GROWTH WITH
                                                              SMALL-CAP    EQUITY      GROWTH       INCOME
                                                               GROWTH     PORTFOLIO   PORTFOLIO    PORTFOLIO
                                                              ---------   ---------   ---------   -----------
ASSETS
   Investments in securities at value(A)....................  $845,508     $1,217      $4,647       $7,955
   Collateral received for securities lent..................   140,177         --          --           --
   Cash.....................................................        --         55         113          388
   Foreign currency at value(B).............................        --         --          --           --
   Unrealized appreciation on foreign currency exchange
     contracts..............................................        --         --          --           --
   Receivable for:
     Securities sold........................................        --          4          12           --
     Dividends and interest.................................        97          1           2            6
     Fund shares sold.......................................        --         16         248          429
     Futures variation margin...............................        --         --          --           --
   Unrealized appreciation on interest rate swap
     agreements.............................................        --         --          --           --
   Other assets.............................................         1         --          --           --
                                                              --------     ------      ------       ------
       TOTAL ASSETS.........................................   985,783      1,293       5,022        8,778
                                                              --------     ------      ------       ------
LIABILITIES
   Cash overdraft...........................................        --         --          --           --
   Unrealized depreciation on foreign currency exchange
     contracts..............................................        --         --          --           --
   Written options outstanding, at value....................        --         --          --           --
   Reverse repurchase agreements, at value..................        --         --          --           --
   Unrealized depreciation on swap agreements...............        --         --          --           --
   Payable upon return of securities lent...................   140,177         --          --           --
   Payable for:
     Securities purchased...................................        --         --         153           19
     Fund shares redeemed...................................     3,217         --          --           --
     Futures variation margin...............................        --         --          --           --
     Advisory fees..........................................       298         --           1           --
     Shareholder servicing fees.............................        66         --          --            1
     Accrued dividends......................................        --         --          --           --
   Accrued expenses and other liabilities...................        41          2          --            1
                                                              --------     ------      ------       ------
       TOTAL LIABILITIES....................................   143,799          2         154           21
                                                              --------     ------      ------       ------
NET ASSETS..................................................  $841,984     $1,291      $4,868       $8,757
                                                              ========     ======      ======       ======
COMPONENTS OF NET ASSETS
Common stock (unlimited number of shares authorized, $.001
 par value per share).......................................  $     54     $   --      $   --       $    1
Additional paid-in capital..................................   456,906      1,183       4,501        8,474
Undistributed net investment income (loss)..................    (2,787)         1           3           11
Accumulated net realized gain (loss) on investments.........    51,910          2          (6)          (3)
Accumulated net unrealized appreciation (depreciation) on
 investments................................................   335,901        105         370          274
                                                              --------     ------      ------       ------
NET ASSETS..................................................  $841,984     $1,291      $4,868       $8,757
                                                              ========     ======      ======       ======
Shares of common stock outstanding..........................    54,019        117         431          832
Net asset value, offering and redemption price per share....  $  15.59     $11.03      $11.30       $10.52
                                                              ========     ======      ======       ======
(A) Investments at cost.....................................  $509,607     $1,113      $4,277       $7,681
                                                              ========     ======      ======       ======
(B) Foreign currency at cost................................  $     --     $   --      $   --       $   --
                                                              ========     ======      ======       ======

--------------------------------------------------------------------------------

See Notes to Financial Statements.

                      (This page intentionally left blank)

AMERICAN SKANDIA TRUST
STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999
(AMOUNTS IN THOUSANDS)

                                                        -------------------------------------------------------------------------
                                                                                        PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                AST
                                                             AST            AST                              NEUBERGER
                                                             AIM        LORD ABBETT      AST         AST      BERMAN       AST
                                                        INTERNATIONAL   GROWTH AND      JANCAP      MONEY     MID-CAP      AIM
                                                           EQUITY         INCOME        GROWTH     MARKET      VALUE     BALANCED
                                                        -------------   -----------   ----------   -------   ---------   --------
INVESTMENT INCOME
   Interest...........................................    $  1,096       $  2,667     $   38,357   $81,228    $   550    $11,980
   Dividends..........................................       6,501         24,141          9,464        --      7,595      2,432
   Foreign taxes withheld.............................        (349)          (165)            (3)       --         (5)       (18)
                                                          --------       --------     ----------   -------    -------    -------
       Total Investment Income........................       7,248         26,643         47,818    81,228      8,140     14,394
                                                          --------       --------     ----------   -------    -------    -------
EXPENSES
   Investment advisory fees...........................       4,695         10,105         38,565     7,967      4,970      3,145
   Shareholder servicing fees.........................         539          1,347          4,285     1,586        552        428
   Administration and accounting fees.................         357            490            784       513        344        328
   Custodian fees.....................................         652            152            304       150         70        259
   Distribution fees..................................          84            440            233        --        261         37
   Audit and legal fees...............................          10             26             76        27         10          8
   Trustees' fees.....................................           5             14             44        16          5          4
   Insurance expenses.................................           3              9             27        10          3          3
   Miscellaneous expenses.............................          17             21            156        22          9         84
                                                          --------       --------     ----------   -------    -------    -------
       Total Expenses.................................       6,362         12,604         44,474    10,291      6,224      4,296
       Less: Advisory fee waivers and expense
         reimbursements...............................          --           (174)        (1,643)     (821)        --         --
       Less: Fees paid indirectly.....................         (84)          (440)          (233)       --       (261)       (37)
                                                          --------       --------     ----------   -------    -------    -------
       Net Expenses...................................       6,278         11,990         42,598     9,470      5,963      4,259
                                                          --------       --------     ----------   -------    -------    -------
Net Investment Income (Loss)..........................         970         14,653          5,220    71,758      2,177     10,135
                                                          --------       --------     ----------   -------    -------    -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
       Securities.....................................      99,093        171,133        474,503         8     (1,550)    37,054
       Foreign currency transactions..................      (4,143)            --          2,945        --         --        556
       Futures contracts..............................          --             --             --        --         --       (125)
       Written options contracts......................          --             --             --        --         --          1
                                                          --------       --------     ----------   -------    -------    -------
   Net realized gain (loss)...........................      94,950        171,133        477,448         8     (1,550)    37,486
                                                          --------       --------     ----------   -------    -------    -------
   Net change in unrealized appreciation
     (depreciation) on:
       Securities.....................................     206,527          9,189      1,482,346        --     (4,592)    39,770
       Futures contracts..............................          --             --             --        --         --     (2,213)
       Written options contracts......................          --             --             --        --         --       (409)
       Swap agreements................................          --             --             --        --         --         --
       Translation of assets and liabilities
         denominated in foreign currencies............       3,422             --            374        --         --        139
                                                          --------       --------     ----------   -------    -------    -------
   Net change in unrealized appreciation
     (depreciation)...................................     209,949          9,189      1,482,720        --     (4,592)    37,287
                                                          --------       --------     ----------   -------    -------    -------
   Net gain (loss) on investments.....................     304,899        180,322      1,960,168         8     (6,142)    74,773
                                                          --------       --------     ----------   -------    -------    -------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations..................................    $305,869       $194,975     $1,965,388   $71,766    $(3,965)   $84,908
                                                          ========       ========     ==========   =======    =======    =======

--------------------------------------------------------------------------------

See Notes to Financial Statements.

     -----------------------------------------------------------------------------------------------------
                                                   PORTFOLIO
     -----------------------------------------------------------------------------------------------------
                                 AST                                  AST             AST           AST
        AST          AST        PIMCO       AST         AST         T. ROWE         T. ROWE      NEUBERGER
     FEDERATED     T. ROWE      TOTAL     INVESCO      JANUS         PRICE           PRICE        BERMAN
       HIGH      PRICE ASSET    RETURN     EQUITY    SMALL-CAP   INTERNATIONAL   INTERNATIONAL    MID-CAP
       YIELD     ALLOCATION      BOND      INCOME     GROWTH        EQUITY           BOND         GROWTH
     ---------   -----------   --------   --------   ---------   -------------   -------------   ---------
       61,620      $11,704     $ 62,599   $17,844    $  3,206      $    527        $  6,814      $    690
     $  2,025        3,359           --    11,151         252         7,921              --           394
           --         (112)          --        (8)         (8)         (692)            (20)           --
     --------      -------     --------   --------   --------      --------        --------      --------
       63,645       14,951       62,599    28,987       3,450         7,756           6,794         1,084
     --------      -------     --------   --------   --------      --------        --------      --------
        4,762        3,419        6,474     7,205       4,981         4,493           1,178         2,441
          635          402          996       961         553           449             147           271
          382          317          453       446         342           334             147           243
           60           81          192       108          58           282             130            47
           --           --           --       151          15            40              --            43
           12            7           19        18           7             9               3             5
            7            4           10        10           5             4               2             3
            4            3            6         6           3             3               1             2
          107           70           31        19          38            49              23             7
     --------      -------     --------   --------   --------      --------        --------      --------
        5,969        4,303        8,181     8,924       6,002         5,663           1,631         3,062
           --           --           --        --          --            --              --            --
           --           --           --      (151)        (15)          (40)             --           (43)
     --------      -------     --------   --------   --------      --------        --------      --------
        5,969        4,303        8,181     8,773       5,987         5,623           1,631         3,019
     --------      -------     --------   --------   --------      --------        --------      --------
       57,676       10,648       54,418    20,214      (2,537)        2,133           5,163        (1,935)
     --------      -------     --------   --------   --------      --------        --------      --------
       (7,097)       4,440      (13,779)   78,862     145,192        48,838             278        13,781
           --         (549)        (285)       --          15        (1,083)         (4,020)           --
           --           --      (16,354)       --          --            --              --            --
           --           --        1,533        --          --            --              --            --
     --------      -------     --------   --------   --------      --------        --------      --------
       (7,097)       3,891      (28,885)   78,862     145,207        47,755          (3,742)       13,781
     --------      -------     --------   --------   --------      --------        --------      --------
      (38,643)      25,502      (34,617)    2,582     550,645        83,163         (12,728)      118,263
           --           --       (2,250)       --          --            --              --            --
           --           --          733        --          --            --              --            --
           --           --          584        --          --            --              --            --
           --          (10)        (436)       --          --           (44)         (1,285)           --
     --------      -------     --------   --------   --------      --------        --------      --------
      (38,643)      25,492      (35,986)    2,582     550,645        83,119         (14,013)      118,263
     --------      -------     --------   --------   --------      --------        --------      --------
      (45,740)      29,383      (64,871)   81,444     695,852       130,874         (17,755)      132,044
     --------      -------     --------   --------   --------      --------        --------      --------
     $ 11,936      $40,031     $(10,453)  $101,658   $693,315      $133,007        $(12,592)     $130,109
     ========      =======     ========   ========   ========      ========        ========      ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999
(AMOUNTS IN THOUSANDS)

                                                          -----------------------------------------------------------------------
                                                                                         PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                        AST        AST                                   AST
                                                                      T. ROWE     PIMCO         AST         AST        AMERICAN
                                                            AST        PRICE     LIMITED    OPPENHEIMER    JANUS       CENTURY
                                                          FOUNDERS    NATURAL    MATURITY    LARGE-CAP    OVERSEAS     INCOME &
                                                          PASSPORT   RESOURCES     BOND       GROWTH       GROWTH       GROWTH
                                                          --------   ---------   --------   -----------   --------   ------------
INVESTMENT INCOME
   Interest.............................................  $   256     $   200    $24,441      $   631     $  3,336     $   466
   Dividends............................................      759       1,971         --        1,095        5,623       4,072
   Foreign taxes withheld...............................      (87)        (34)        --           --         (336)         (3)
                                                          -------     -------    -------      -------     --------     -------
       Total Investment Income..........................      928       2,137     24,441        1,726        8,623       4,535
                                                          -------     -------    -------      -------     --------     -------
EXPENSES
   Investment advisory fees.............................    1,223         847      2,495        2,537        8,285       1,863
   Shareholder servicing fees...........................      122          94        384          282          829         247
   Administration and accounting fees...................      122          95        309          249          416         228
   Custodian fees.......................................      100          43         81           58          514          60
   Distribution fees....................................       --           3         --           --           48          --
   Audit and legal fees.................................        2           2          7            5           14           4
   Trustees' fees.......................................        1           1          4            3            8           2
   Insurance expenses...................................        1           1          2            2            5           2
   Miscellaneous expenses...............................       11           9         20            7           37           8
                                                          -------     -------    -------      -------     --------     -------
       Total Expenses...................................    1,582       1,095      3,302        3,143       10,156       2,414
       Less: Advisory fee waivers and expense
         reimbursements.................................       --          --         --           --           --          --
       Less: Fees paid indirectly.......................       --          (3)        --           --          (48)         --
                                                          -------     -------    -------      -------     --------     -------
       Net Expenses.....................................    1,582       1,092      3,302        3,143       10,108       2,414
                                                          -------     -------    -------      -------     --------     -------
Net Investment Income (Loss)............................     (654)      1,045     21,139       (1,417)      (1,485)      2,121
                                                          -------     -------    -------      -------     --------     -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
       Securities.......................................  61,876..     (1,351)    (1,037)      32,038       32,559      21,131
       Foreign currency transactions....................     (980)        (62)       228           --       (2,330)         --
       Futures contracts................................       --          --     (1,296)          --           --        (160)
       Written options contracts........................       --          --        213           --           --          --
                                                          -------     -------    -------      -------     --------     -------
   Net realized gain (loss).............................   60,896      (1,413)    (1,892)      32,038       30,229      20,971
                                                          -------     -------    -------      -------     --------     -------
   Net change in unrealized appreciation (depreciation)
     on:
       Securities.......................................   36,139      20,107     (5,732)      60,401      625,107      30,631
       Futures contracts................................       --          --       (142)          --           --         414
       Written options contracts........................       --          --       (113)          --           --          --
       Swap agreements..................................       --          --        128           --           --          --
       Translation of assets and liabilities denominated
         in foreign currencies..........................      (62)         (1)      (133)          --        4,789          --
                                                          -------     -------    -------      -------     --------     -------
   Net change in unrealized appreciation
     (depreciation).....................................   36,077      20,106     (5,992)      60,401      629,896      31,045
                                                          -------     -------    -------      -------     --------     -------
   Net gain (loss) on investments.......................   96,973      18,693     (7,884)      92,439      660,125      52,016
                                                          -------     -------    -------      -------     --------     -------
   Net Increase (Decrease) in Net Assets Resulting from
     Operations.........................................  $96,319     $19,738    $13,255      $91,022     $658,640     $54,137
                                                          =======     =======    =======      =======     ========     =======

--------------------------------------------------------------------------------

See Notes to Financial Statements.

------------------------------------------------------------------------------------
                                     PORTFOLIO
------------------------------------------------------------------------------------
   AST           AST            AST                               AST         AST
AMERICAN      AMERICAN        T. ROWE       AST        AST       LORD       BANKERS
 CENTURY       CENTURY      PRICE SMALL   MARSICO    COHEN &    ABBETT       TRUST
STRATEGIC   INTERNATIONAL     COMPANY     CAPITAL    STEERS    SMALL CAP    MANAGED
BALANCED       GROWTH          VALUE       GROWTH    REALTY      VALUE     INDEX 500
---------   -------------   -----------   --------   -------   ---------   ---------
 $ 3,791       $   165       $    547     $  2,771   $2,975     $  164      $ 1,910
   1,215         1,069          4,382        5,912       98        329        5,369
     (11)          (59)            --         (194)      (2)        --          (12)
 -------       -------       --------     --------   -------    ------      -------
   4,995         1,175          4,929        8,489    3,071        493        7,267
 -------       -------       --------     --------   -------    ------      -------
   1,400           992          2,529        9,436      495        532        2,857
     165            99            281        1,048       49         56          476
     164           106            249          451       63         75          180
      66           270             46          113       13         26          124
      --            --             --          174        3         --           --
       3             2              6           18        1          1            8
       2             1              3           10       --          1            5
       1             1              2            7       --         --            3
      10            22              8           16        4          4           25
 -------       -------       --------     --------   -------    ------      -------
   1,811         1,493          3,124       11,273      628        695        3,678
      --            --             --           --       --         --           73
      --            --             --         (174)      (3)        --           --
 -------       -------       --------     --------   -------    ------      -------
   1,811         1,493          3,124       11,099      625        695        3,751
 -------       -------       --------     --------   -------    ------      -------
   3,184          (318)         1,805       (2,610)   2,446       (202)       3,516
 -------       -------       --------     --------   -------    ------      -------
  12,554         7,867         14,768       45,888   (2,514)       255       40,358
      78           105             --            1       --         --           --
      --            --             --           --       --         --           --
      --            --             --        7,128       --         --           --
 -------       -------       --------     --------   -------    ------      -------
  12,632         7,972         14,768       53,167   (2,514)       255       40,358
 -------       -------       --------     --------   -------    ------      -------
   4,720        53,767        (16,127)     478,642     (181)     5,624       45,339
      46            --             --           --       --         --        1,905
      --            --             --           --       --         --           --
      --            --             --           --       --         --           --
       1            35             --            2       --         --           --
 -------       -------       --------     --------   -------    ------      -------
   4,767        53,802        (16,127)     478,644     (181)     5,624       47,244
 -------       -------       --------     --------   -------    ------      -------
  17,399        61,774         (1,359)     531,811   (2,695)     5,879       87,602
 -------       -------       --------     --------   -------    ------      -------
 $20,583       $61,456       $    446     $529,201   $ (249)    $5,677      $91,118
 =======       =======       ========     ========   =======    ======      =======

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 1999
(AMOUNTS IN THOUSANDS)

                                                              ----------------------------------------------------------
                                                                                      PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
                                                                                AST                             AST
                                                                 AST            MFS             AST             MFS
                                                                KEMPER         GLOBAL           MFS         GROWTH WITH
                                                              SMALL-CAP        EQUITY          GROWTH          INCOME
                                                              GROWTH(1)     PORTFOLIO(2)    PORTFOLIO(2)    PORTFOLIO(2)
                                                              ----------    ------------    ------------    ------------
INVESTMENT INCOME
   Interest.................................................   $  1,840         $  3            $  1            $  6
   Dividends................................................        104            1               8              15
   Foreign tax withholding..................................         --           --              --              --
                                                               --------         ----            ----            ----
       Total Investment Income..............................      1,944            4               9              21
                                                               --------         ----            ----            ----
EXPENSES
   Investment advisory fees.................................      3,958            2               4               7
   Shareholder servicing fees...............................        417           --              --               1
   Administration and accounting fees.......................        259           --              --               1
   Custodian fees...........................................         80            1               1              --
   Distribution fees........................................         14           --              --              --
   Audit and legal fees.....................................          6           --              --              --
   Trustees' fees...........................................          4           --              --              --
   Insurance expenses.......................................          2           --              --              --
   Miscellaneous expenses...................................          5            1               1               1
                                                               --------         ----            ----            ----
       Total Expenses.......................................      4,745            4               6              10
       Less: Advisory fee waivers and expense
         reimbursements.....................................         --           (1)             --              --
       Less: Fees paid indirectly...........................        (14)          --              --              --
                                                               --------         ----            ----            ----
       Net Expenses.........................................      4,731            3               6              10
                                                               --------         ----            ----            ----
Net Investment Income (Loss)................................     (2,787)           1               3              11
                                                               --------         ----            ----            ----
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
       Securities...........................................     56,296            2              (6)             (3)
       Foreign currency transactions........................         --           --              --              --
       Futures contracts....................................     (4,386)          --              --              --
       Written options contracts............................         --           --              --              --
                                                               --------         ----            ----            ----
   Net realized gain (loss).................................     51,910            2              (6)             (3)
                                                               --------         ----            ----            ----
   Net change in unrealized appreciation (depreciation) on:
       Securities...........................................    335,901          105             370             274
       Futures contracts....................................         --           --              --              --
       Written options contracts............................         --           --              --              --
       Swap agreements......................................         --           --              --              --
       Translation of assets and liabilities denominated in
         foreign currencies.................................         --           --              --              --
                                                               --------         ----            ----            ----
   Net change in unrealized appreciation (depreciation).....    335,901          105             370             274
                                                               --------         ----            ----            ----
   Net gain (loss) on investments...........................    387,811          107             364             271
                                                               --------         ----            ----            ----
   Net Increase (Decrease) in Net Assets Resulting from
     Operations.............................................   $385,024         $108            $367            $282
                                                               ========         ====            ====            ====

--------------------------------------------------------------------------------
(1) Commenced operations on January 4, 1999.

(2) Commenced operations on October 18, 1999.

See Notes to Financial Statements.

                      (This page intentionally left blank)

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

                                                       --------------------------------------------------------------------------
                                                                                       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                              AST AIM              AST LORD ABBETT
                                                       INTERNATIONAL EQUITY       GROWTH AND INCOME         AST JANCAP GROWTH
                                                       ---------------------   -----------------------   ------------------------
                                                         1999        1998         1999         1998         1999          1998
                                                       ---------   ---------   ----------   ----------   -----------   ----------
FROM OPERATIONS
   Net investment income (loss)......................  $     970   $   3,273   $   14,653   $   13,889   $     5,220   $    3,392
   Net realized gain (loss) on investments...........     94,950      35,882      171,133       64,048       477,448      125,145
   Net change in unrealized appreciation
     (depreciation) on investments...................    209,949      42,465        9,189       47,175     1,482,720    1,055,349
                                                       ---------   ---------   ----------   ----------   -----------   ----------
     Net Increase (Decrease) in Net Assets from
       Operations....................................    305,869      81,620      194,975      125,112     1,965,388    1,183,886
                                                       ---------   ---------   ----------   ----------   -----------   ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Dividends to shareholders from net investment
     income..........................................         --     (13,084)     (13,889)     (11,541)           --       (5,171)
   Distributions to shareholders from capital
     gains...........................................    (40,173)    (38,174)     (65,834)     (50,708)     (130,343)     (82,896)
                                                       ---------   ---------   ----------   ----------   -----------   ----------
     Total Dividends and Distributions to
       Shareholders..................................    (40,173)    (51,258)     (79,723)     (62,249)     (130,343)     (88,067)
                                                       ---------   ---------   ----------   ----------   -----------   ----------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold.........................    466,738     185,700      593,376      270,381     2,869,466    1,505,748
   Net asset value of shares issued in reinvestment
     of dividends and distributions..................     40,173      51,257       79,723       62,249       130,343       88,067
   Cost of shares redeemed...........................   (499,556)   (182,128)    (471,954)    (150,570)   (2,166,734)    (945,578)
                                                       ---------   ---------   ----------   ----------   -----------   ----------
     Increase (Decrease) in Net Assets from Capital
       Share Transactions............................      7,355      54,829      201,145      182,060       833,075      648,237
                                                       ---------   ---------   ----------   ----------   -----------   ----------
       Total Increase (Decrease) in Net Assets.......    273,051      85,191      316,397      244,923     2,668,120    1,744,056
NET ASSETS
   Beginning of Period...............................    497,461     412,270    1,181,909      936,986     3,255,658    1,511,602
                                                       ---------   ---------   ----------   ----------   -----------   ----------
   End of Period.....................................  $ 770,512   $ 497,461   $1,498,306   $1,181,909   $ 5,923,778   $3,255,658
                                                       =========   =========   ==========   ==========   ===========   ==========
SHARES ISSUED AND REDEEMED
   Shares sold.......................................     19,802       8,691       26,751       13,210        68,510       53,163
   Shares issued in reinvestment of dividends and
     distributions...................................      1,887       2,483        3,891        3,057         3,397        3,601
   Shares redeemed...................................    (21,118)     (8,600)     (21,409)      (7,400)      (52,595)     (34,087)
                                                       ---------   ---------   ----------   ----------   -----------   ----------
     Net Increase (Decrease) in Shares Outstanding...        571       2,574        9,233        8,867        19,312       22,677
                                                       =========   =========   ==========   ==========   ===========   ==========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------
                                                      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
                            AST NEUBERGER BERMAN                              AST FEDERATED         AST ROWE PRICE
    AST MONEY MARKET            MID-CAP VALUE        AST AIM BALANCED          HIGH YIELD          ASSET ALLOCATION
-------------------------   ---------------------   -------------------   ---------------------   -------------------
   1999          1998         1999        1998        1999       1998       1999        1998        1999       1998
-----------   -----------   ---------   ---------   --------   --------   ---------   ---------   --------   --------
$    71,758   $    46,464   $   2,177   $   3,830   $ 10,135   $  9,873   $  57,676   $  46,298   $ 10,648   $  7,245
          8           106      (1,550)      7,804     37,486     31,535      (7,097)      4,047      3,891        214
         --            --      (4,592)    (11,166)    37,287      4,938     (38,643)    (38,540)    25,492     38,790
-----------   -----------   ---------   ---------   --------   --------   ---------   ---------   --------   --------
     71,766        46,570      (3,965)        468     84,908     46,346      11,936      11,805     40,031     46,249
-----------   -----------   ---------   ---------   --------   --------   ---------   ---------   --------   --------
    (71,758)      (46,464)     (3,830)     (4,404)    (9,982)    (9,278)    (46,298)    (27,616)    (7,355)    (4,836)
       (106)          (61)     (8,712)    (16,269)   (33,245)   (21,696)     (4,074)     (1,507)      (104)      (930)
-----------   -----------   ---------   ---------   --------   --------   ---------   ---------   --------   --------
    (71,864)      (46,525)    (12,542)    (20,673)   (43,227)   (30,974)    (50,372)    (29,123)    (7,459)    (5,766)
-----------   -----------   ---------   ---------   --------   --------   ---------   ---------   --------   --------
  9,162,968     3,991,163     648,383     190,527     58,331     35,841     351,076     347,227    127,050    103,937
     67,429        45,987      12,542      20,673     43,228     30,974      50,372      29,123      7,459      5,767
 (7,788,875)   (3,829,350)   (252,003)   (120,170)   (53,004)   (30,443)   (334,904)   (197,772)   (63,736)   (19,065)
-----------   -----------   ---------   ---------   --------   --------   ---------   ---------   --------   --------
  1,441,522       207,800     408,922      91,030     48,555     36,372      66,544     178,578     70,773     90,639
-----------   -----------   ---------   ---------   --------   --------   ---------   ---------   --------   --------
  1,441,424       207,845     392,415      70,825     90,236     51,744      28,108     161,260    103,345    131,122
    967,733       759,888     271,968     201,143    409,335    357,591     595,680     434,420    344,197    213,075
-----------   -----------   ---------   ---------   --------   --------   ---------   ---------   --------   --------
$ 2,409,157   $   967,733   $ 664,383   $ 271,968   $499,571   $409,335   $ 623,788   $ 595,680   $447,542   $344,197
===========   ===========   =========   =========   ========   ========   =========   =========   ========   ========
  9,162,968     3,991,163      47,274      14,882      4,301      2,666      28,958      27,343      7,183      6,425
     67,429        45,987         999       1,531      3,442      2,361       4,212       2,302        438        371
 (7,788,875)   (3,829,350)    (19,055)     (9,030)    (3,934)    (2,282)    (27,931)    (15,704)    (3,583)    (1,181)
-----------   -----------   ---------   ---------   --------   --------   ---------   ---------   --------   --------
  1,441,522       207,800      29,218       7,383      3,809      2,745       5,239      13,941      4,038      5,615
===========   ===========   =========   =========   ========   ========   =========   =========   ========   ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

                                                         ------------------------------------------------------------------------
                                                                                        PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                            AST PIMCO TOTAL         AST INVESCO EQUITY      AST JANUS SMALL-CAP
                                                              RETURN BOND                 INCOME                   GROWTH
                                                         ----------------------   ----------------------   ----------------------
                                                            1999        1998         1999        1998         1999        1998
                                                         ----------   ---------   ----------   ---------   ----------   ---------
FROM OPERATIONS
   Net investment income (loss)........................  $   54,418   $  38,448   $   20,214   $  15,417   $   (2,537)  $  (1,352)
   Net realized gain (loss) on investments.............     (28,885)     33,856       78,862      24,041      145,207      (5,942)
   Net change in unrealized appreciation (depreciation)
     on investments....................................     (35,986)     (6,318)       2,582      50,324      550,645      21,943
                                                         ----------   ---------   ----------   ---------   ----------   ---------
     Net Increase (Decrease) in Net Assets from
       Operations......................................     (10,453)     65,986      101,658      89,782      693,315      14,649
                                                         ----------   ---------   ----------   ---------   ----------   ---------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Dividends to shareholders from net investment
     income............................................     (40,382)    (26,514)     (15,474)    (12,093)          --          --
   Distributions to shareholders from capital gains....     (29,828)    (12,394)     (23,985)    (30,573)          --     (12,821)
                                                         ----------   ---------   ----------   ---------   ----------   ---------
     Total Dividends and Distributions to
       Shareholders....................................     (70,210)    (38,908)     (39,459)    (42,666)          --     (12,821)
                                                         ----------   ---------   ----------   ---------   ----------   ---------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold...........................     406,569     443,436      375,408     341,838      917,746     112,086
   Net asset value of shares issued in reinvestment of
     dividends and distributions.......................      70,210      38,909       39,458      42,666           --      12,821
   Cost of shares redeemed.............................    (286,850)   (185,026)    (260,483)   (202,243)    (453,697)   (119,146)
                                                         ----------   ---------   ----------   ---------   ----------   ---------
     Increase (Decrease) in Net Assets from Capital
       Share Transactions..............................     189,929     297,319      154,383     182,261      464,049       5,761
                                                         ----------   ---------   ----------   ---------   ----------   ---------
       Total Increase (Decrease) in Net Assets.........     109,266     324,397      216,582     229,377    1,157,364       7,589
NET ASSETS
   Beginning of Period.................................     896,497     572,100      831,482     602,105      285,847     278,258
                                                         ----------   ---------   ----------   ---------   ----------   ---------
   End of Period.......................................  $1,005,763   $ 896,497   $1,048,064   $ 831,482   $1,443,211   $ 285,847
                                                         ==========   =========   ==========   =========   ==========   =========
SHARES ISSUED AND REDEEMED
   Shares sold.........................................      36,437      38,021       20,846      20,510       37,569       7,069
   Shares issued in reinvestment of dividends and
     distributions.....................................       6,394       3,502        2,329       2,613           --         706
   Shares redeemed.....................................     (25,872)    (15,740)     (14,501)    (12,079)     (19,931)     (7,164)
                                                         ----------   ---------   ----------   ---------   ----------   ---------
     Net Increase (Decrease) in Shares Outstanding.....      16,959      25,783        8,674      11,044       17,638         611
                                                         ==========   =========   ==========   =========   ==========   =========

--------------------------------------------------------------------------------
See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
                                                    PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
  AST T. ROWE PRICE      AST T. ROWE PRICE    AST NEUBERGER BERMAN                             AST T. ROWE PRICE
INTERNATIONAL EQUITY    INTERNATIONAL BOND       MID-CAP GROWTH       AST FOUNDERS PASSPORT    NATURAL RESOURCES
---------------------   -------------------   ---------------------   ---------------------   -------------------
  1999        1998        1999       1998       1999        1998        1999        1998        1999       1998
---------   ---------   --------   --------   ---------   ---------   ---------   ---------   --------   --------
$   2,133   $   2,796   $  5,163   $  6,722   $  (1,935)  $    (717)  $    (654)  $     393   $  1,045   $  1,098
   47,755      23,255     (3,742)     4,529      13,781      19,756      60,896          71     (1,413)     8,533
   83,119      39,900    (14,013)     8,056     118,263      28,800      36,077      12,484     20,106    (20,469)
---------   ---------   --------   --------   ---------   ---------   ---------   ---------   --------   --------
  133,007      65,951    (12,592)    19,307     130,109      47,839      96,319      12,948     19,738    (10,838)
---------   ---------   --------   --------   ---------   ---------   ---------   ---------   --------   --------
   (3,236)     (5,390)    (9,278)      (440)         --        (122)       (228)       (249)    (1,049)    (1,033)
  (21,765)     (8,769)    (2,979)    (1,035)    (19,893)    (34,532)       (256)         --     (8,637)    (6,254)
---------   ---------   --------   --------   ---------   ---------   ---------   ---------   --------   --------
  (25,001)    (14,159)   (12,257)    (1,475)    (19,893)    (34,654)       (484)       (249)    (9,686)    (7,287)
---------   ---------   --------   --------   ---------   ---------   ---------   ---------   --------   --------
  603,613     376,940     48,898     34,101     202,094     183,164     141,040     111,816     98,060     23,994
   25,001      14,158     12,257      1,475      19,893      34,654         484         249      9,685      7,287
 (691,957)   (435,185)   (46,135)   (35,843)   (199,670)   (154,261)   (139,959)   (122,705)   (89,698)   (50,984)
---------   ---------   --------   --------   ---------   ---------   ---------   ---------   --------   --------
  (63,343)    (44,087)    15,020       (267)     22,317      63,557       1,565     (10,640)    18,047    (19,703)
---------   ---------   --------   --------   ---------   ---------   ---------   ---------   --------   --------
   44,663       7,705     (9,829)    17,565     132,533      76,742      97,400       2,059     28,099    (37,828)
  472,161     464,456    147,973    130,408     261,792     185,050     119,997     117,938     74,126    111,954
---------   ---------   --------   --------   ---------   ---------   ---------   ---------   --------   --------
$ 516,824   $ 472,161   $138,144   $147,973   $ 394,325   $ 261,792   $ 217,397   $ 119,997   $102,225   $ 74,126
=========   =========   ========   ========   =========   =========   =========   =========   ========   ========
   46,058      29,768      4,970      3,207      11,881      11,663       8,649       8,699      7,786      1,743
    2,034       1,115      1,233        144       1,303       2,141          38          20        988        527
  (52,356)    (34,036)    (4,723)    (3,340)    (11,944)     (9,777)     (9,064)     (9,531)    (7,197)    (3,762)
---------   ---------   --------   --------   ---------   ---------   ---------   ---------   --------   --------
   (4,264)     (3,153)     1,480         11       1,240       4,027        (377)       (812)     1,577     (1,492)
=========   =========   ========   ========   =========   =========   =========   =========   ========   ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

                                                           ----------------------------------------------------------------------
                                                                                         PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                             AST PIMCO LIMITED        AST OPPENHEIMER        AST JANUS OVERSEAS
                                                               MATURITY BOND         LARGE-CAP GROWTH              GROWTH
                                                           ---------------------   ---------------------   ----------------------
                                                             1999        1998        1999        1998         1999        1998
                                                           ---------   ---------   ---------   ---------   ----------   ---------
FROM OPERATIONS
   Net investment income (loss)..........................  $  21,139   $  18,063   $  (1,417)  $  (1,873)  $   (1,485)  $   1,404
   Net realized gain (loss) on investments...............     (1,892)      1,116      32,038      38,928       30,229     (25,436)
   Net change in unrealized appreciation (depreciation)
     on investments......................................     (5,992)     (1,794)     60,401      27,050      629,896      75,820
                                                           ---------   ---------   ---------   ---------   ----------   ---------
     Net Increase (Decrease) in Net Assets from
       Operations........................................     13,255      17,385      91,022      64,105      658,640      51,788
                                                           ---------   ---------   ---------   ---------   ----------   ---------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Dividends to shareholders from net investment
     income..............................................    (18,691)    (14,378)         --          --           --      (1,265)
   Distributions to shareholders from capital gains......         --          --     (33,503)         --           --          --
                                                           ---------   ---------   ---------   ---------   ----------   ---------
     Total Dividends and Distributions to Shareholders...    (18,691)    (14,378)    (33,503)         --           --      (1,265)
                                                           ---------   ---------   ---------   ---------   ----------   ---------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold.............................    176,908     169,835      82,279     115,467    1,127,067     627,893
   Net asset value of shares issued in reinvestment of
     dividends and distributions.........................     18,691      14,379      33,504          --           --       1,265
   Cost of shares redeemed...............................   (133,266)   (126,156)   (109,772)   (114,296)    (841,868)   (328,180)
                                                           ---------   ---------   ---------   ---------   ----------   ---------
     Increase (Decrease) in Net Assets from Capital Share
       Transactions......................................     62,333      58,058       6,011       1,171      285,199     300,978
                                                           ---------   ---------   ---------   ---------   ----------   ---------
       Total Increase (Decrease) in Net Assets...........     56,897      61,065      63,530      65,276      943,839     351,501
NET ASSETS
   Beginning of Period...................................    349,707     288,642     300,924     235,648      607,206     255,705
                                                           ---------   ---------   ---------   ---------   ----------   ---------
   End of Period.........................................  $ 406,604   $ 349,707   $ 364,454   $ 300,924   $1,551,045   $ 607,206
                                                           =========   =========   =========   =========   ==========   =========
SHARES ISSUED AND REDEEMED
   Shares sold...........................................     16,533      15,604       5,458       8,359       73,126      47,356
   Shares issued in reinvestment of dividends and
     distributions.......................................      1,783       1,360       2,396          --           --          98
   Shares redeemed.......................................    (12,347)    (11,604)     (7,346)     (8,303)     (55,526)    (24,800)
                                                           ---------   ---------   ---------   ---------   ----------   ---------
     Net Increase (Decrease) in Shares Outstanding.......      5,969       5,360         508          56       17,600      22,654
                                                           =========   =========   =========   =========   ==========   =========

--------------------------------------------------------------------------------
See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------
                                           PORTFOLIO
-----------------------------------------------------------------------------------------------
AST AMERICAN CENTURY    AST AMERICAN CENTURY   AST AMERICAN CENTURY    AST T. ROWE PRICE SMALL
   INCOME & GROWTH       STRATEGIC BALANCED    INTERNATIONAL GROWTH         COMPANY VALUE
---------------------   --------------------   ---------------------   ------------------------
  1999        1998        1999        1998       1999        1998         1999          1998
---------   ---------   ---------   --------   ---------   ---------   -----------   ----------
$  2,121    $  1,630    $  3,184    $   861    $   (318)   $     59     $   1,805     $  2,513
  20,971       8,830      12,632        245       7,972      (1,418)       14,768         (545)
  31,045       6,641       4,767     10,684      53,802       6,892       (16,127)     (38,214)
--------    --------    --------    -------    --------    --------     ---------     --------
  54,137      17,101      20,583     11,790      61,456       5,533           446      (36,246)
--------    --------    --------    -------    --------    --------     ---------     --------
  (1,630)       (686)       (936)      (233)         --         (66)       (2,399)        (946)
  (9,176)     (1,892)        (24)        --        (596)         --            --       (1,025)
--------    --------    --------    -------    --------    --------     ---------     --------
 (10,806)     (2,578)       (960)      (233)       (596)        (66)       (2,399)      (1,971)
--------    --------    --------    -------    --------    --------     ---------     --------
 146,857      79,616     117,755     56,082      98,779      91,526       129,871      223,838
  10,806       2,578         960        233         596          66         2,399        1,971
 (30,235)    (24,284)    (12,633)    (5,776)    (83,742)    (52,451)     (172,896)     (83,416)
--------    --------    --------    -------    --------    --------     ---------     --------
 127,428      57,910     106,082     50,539      15,633      39,141       (40,626)     142,393
--------    --------    --------    -------    --------    --------     ---------     --------
 170,759      72,433     125,705     62,096      76,493      44,608       (42,579)     104,176
 189,871     117,438      91,043     28,947      77,733      33,125       304,072      199,896
--------    --------    --------    -------    --------    --------     ---------     --------
$360,630    $189,871    $216,748    $91,043    $154,226    $ 77,733     $ 261,493     $304,072
========    ========    ========    =======    ========    ========     =========     ========
  10,285       6,243       8,308      4,561       6,699       6,818        11,553       17,995
     844         202          69         20          44           5           233          146
  (2,180)     (1,954)       (875)      (469)     (5,549)     (4,008)      (15,422)      (7,075)
--------    --------    --------    -------    --------    --------     ---------     --------
   8,949       4,491       7,502      4,112       1,194       2,815        (3,636)      11,066
========    ========    ========    =======    ========    ========     =========     ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

                                                                ----------------------------------------------------
                                                                                     PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
                                                                   AST MARSICO CAPITAL          AST COHEN & STEERS
                                                                         GROWTH                       REALTY
                                                                -------------------------      ---------------------
                                                                   1999           1998           1999        1998(1)
                                                                ----------      ---------      --------      -------
FROM OPERATIONS
   Net investment income (loss).............................    $   (2,610)     $     429      $  2,446      $ 1,087
   Net realized gain (loss) on investments..................        53,167         (6,211)       (2,514)        (679)
   Net change in unrealized appreciation (depreciation) on
     investments............................................       478,644         86,973          (181)      (4,597)
                                                                ----------      ---------      --------      -------
     Net Increase (Decrease) in Net Assets from
       Operations...........................................       529,201         81,191          (249)      (4,189)
                                                                ----------      ---------      --------      -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Dividends to shareholders from net investment income.....          (400)            (6)         (956)          --
   Distributions to shareholders from capital gains.........          (476)            --            --           --
                                                                ----------      ---------      --------      -------
     Total Dividends and Distributions to Shareholders......          (876)            (6)         (956)          --
                                                                ----------      ---------      --------      -------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold................................       922,808        609,599        55,613       43,323
   Net asset value of shares issued in reinvestment of
     dividends and distributions............................           876              6           956           --
   Cost of shares redeemed..................................      (323,239)      (103,123)      (31,692)      (6,109)
                                                                ----------      ---------      --------      -------
     Increase (Decrease) in Net Assets from Capital Share
       Transactions.........................................       600,445        506,482        24,877       37,214
                                                                ----------      ---------      --------      -------
       Total Increase (Decrease) in Net Assets..............     1,128,770        587,667        23,672       33,025
NET ASSETS
   Beginning of Period......................................       594,966          7,299        33,025           --
                                                                ----------      ---------      --------      -------
   End of Period............................................    $1,723,736      $ 594,966      $ 56,697      $33,025
                                                                ==========      =========      ========      =======
SHARES ISSUED AND REDEEMED
   Shares sold..............................................        57,115         49,747         6,510        4,659
   Shares issued in reinvestment of dividends and
     distributions..........................................            59              1           117           --
   Shares redeemed..........................................       (19,397)        (8,577)       (3,773)        (730)
                                                                ----------      ---------      --------      -------
     Net Increase (Decrease) in Shares Outstanding..........        37,777         41,171         2,854        3,929
                                                                ==========      =========      ========      =======

--------------------------------------------------------------------------------
(1) Commenced operations on January 2, 1998.
(2) Commenced operations on January 4, 1999.
(3) Commenced operations on October 18, 1999.

See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------------
                                                        PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                                                                                                           AST MFS GROWTH
AST LORD ABBETT SMALL     AST BANKERS TRUST         AST KEMPER        AST MFS GLOBAL     AST MFS GROWTH     WITH INCOME
      CAP VALUE           MANAGED INDEX 500      SMALL-CAP GROWTH    EQUITY PORTFOLIO      PORTFOLIO         PORTFOLIO
---------------------   ---------------------    ----------------    ----------------    --------------    --------------
  1999       1998(1)      1999       1998(1)         1999(2)             1999(3)            1999(3)           1999(3)
---------   ---------   ---------   ---------    ----------------    ----------------    --------------    --------------
$   (202)   $    (45)   $   3,516   $   1,358       $  (2,787)            $    1            $     3            $   11
     255      (2,539)      40,358       3,968          51,910                  2                 (6)               (3)
   5,624         530       47,244      28,613         335,901                105                370               274
--------    --------    ---------   ---------       ---------             ------            -------            ------
   5,677      (2,054)      91,118      33,939         385,024                108                367               282
--------    --------    ---------   ---------       ---------             ------            -------            ------
      --          --       (1,358)         --              --                 --                 --                --
      --          --       (9,219)         --              --                 --                 --                --
--------    --------    ---------   ---------       ---------             ------            -------            ------
      --          --      (10,577)         --              --                 --                 --                --
--------    --------    ---------   ---------       ---------             ------            -------            ------
  70,629      55,415      624,369     399,894         876,431              1,309              5,575             8,585
      --          --       10,577          --              --                 --                 --                --
 (43,902)    (11,573)    (371,471)   (144,282)       (419,471)              (126)            (1,074)             (110)
--------    --------    ---------   ---------       ---------             ------            -------            ------
  26,727      43,842      263,475     255,612         456,960              1,183              4,501             8,475
--------    --------    ---------   ---------       ---------             ------            -------            ------
  32,404      41,788      344,016     289,551         841,984              1,291              4,868             8,757
  41,788          --      289,551          --              --                 --                 --                --
--------    --------    ---------   ---------       ---------             ------            -------            ------
$ 74,192    $ 41,788    $ 633,567   $ 289,551       $ 841,984             $1,291            $ 4,868            $8,757
========    ========    =========   =========       =========             ======            =======            ======
   6,842       5,384       46,867      35,658          95,259                129                535               843
      --          --          847          --              --                 --                 --                --
  (4,199)     (1,203)     (28,014)    (13,000)        (41,240)               (12)              (104)              (11)
--------    --------    ---------   ---------       ---------             ------            -------            ------
   2,643       4,181       19,700      22,658          54,019                117                431               832
========    ========    =========   =========       =========             ======            =======            ======

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

-----------------------------------------------------------------------------------------------------------------------------------
                                                            INCREASE (DECREASE) FROM
                                                             INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                                                     --------------------------------------   -------------------------------------
                                         NET ASSET      NET
                              YEAR         VALUE     INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET    FROM NET
                             ENDED       BEGINNING     INCOME     & UNREALIZED   INVESTMENT   INVESTMENT   REALIZED       TOTAL
       PORTFOLIO          DECEMBER 31,   OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS     INCOME      GAINS     DISTRIBUTIONS
------------------------  ------------   ---------   ----------   ------------   ----------   ----------   --------   -------------
AST AIM                       1999        $22.67      $  0.05       $ 13.36       $ 13.41      $     --    $  (1.85)    $  (1.85)
  International Equity        1998         21.29         0.20          3.81          4.01         (0.67)      (1.96)       (2.63)
                              1997         19.22         0.36          2.96          3.32         (0.30)      (0.95)       (1.25)
                              1996         18.20         0.16          1.55          1.71         (0.32)      (0.37)       (0.69)
                              1995         17.61         0.14          1.44          1.58            --       (0.99)       (0.99)
AST Lord Abbett               1999        $21.68      $  0.23       $  3.04       $  3.27      $  (0.25)   $  (1.20)    $  (1.45)
  Growth and Income           1998         20.53         0.25          2.23          2.48         (0.25)      (1.08)       (1.33)
                              1997         17.17         0.24          3.76          4.00         (0.23)      (0.41)       (0.64)
                              1996         14.98         0.23          2.48          2.71         (0.17)      (0.35)       (0.52)
                              1995         12.00         0.16          3.22          3.38         (0.20)      (0.20)       (0.40)
AST JanCap Growth             1999        $37.00      $  0.05       $ 19.65       $ 19.70      $     --    $  (1.49)    $  (1.49)
                              1998         23.15         0.04         15.10         15.14         (0.08)      (1.21)       (1.29)
                              1997         18.79         0.06          5.16          5.22         (0.05)      (0.81)       (0.86)
                              1996         15.40         0.02          4.19          4.21         (0.02)      (0.80)       (0.82)
                              1995         11.22         0.06          4.18          4.24         (0.06)         --        (0.06)
AST Money Market              1999        $ 1.00      $0.0449       $0.0001       $0.0450      $(0.0449)   $(0.0001)    $(0.0450)
                              1998          1.00       0.0502        0.0002        0.0504       (0.0502)    (0.0002)     (0.0504)
                              1997          1.00       0.0507        0.0002        0.0509       (0.0507)    (0.0002)     (0.0509)
                              1996          1.00       0.0492        0.0005        0.0497       (0.0492)    (0.0005)     (0.0497)
                              1995          1.00       0.0494            --        0.0494       (0.0494)         --      (0.0494)
AST Neuberger Berman          1999        $13.16      $  0.10       $  0.60       $  0.70      $  (0.24)   $  (0.30)    $  (0.54)
  Mid-Cap Value               1998         15.15         0.21         (0.52)        (0.31)        (0.36)      (1.32)       (1.68)
                              1997         12.83         0.32          2.87          3.19         (0.36)      (0.51)       (0.87)
                              1996         11.94         0.36          0.97          1.33         (0.44)         --        (0.44)
                              1995          9.87         0.40          2.09          2.49         (0.42)         --        (0.42)
AST AIM Balanced              1999        $14.13      $  0.32       $  2.30       $  2.62      $  (0.35)   $  (1.16)    $  (1.51)
                              1998         13.64         0.34          1.31          1.65         (0.35)      (0.81)       (1.16)
                              1997         13.19         0.33          1.85          2.18         (0.31)      (1.42)       (1.73)
                              1996         12.53         0.32          1.02          1.34         (0.25)      (0.43)       (0.68)
                              1995         10.49         0.26          2.06          2.32         (0.28)         --        (0.28)

------------------------  ---------

                          NET ASSET
                            VALUE
                             END
       PORTFOLIO          OF PERIOD
------------------------  ---------
AST AIM                    $34.23
  International Equity      22.67
                            21.29
                            19.22
                            18.20
AST Lord Abbett            $23.50
  Growth and Income         21.68
                            20.53
                            17.17
                            14.98
AST JanCap Growth          $55.21
                            37.00
                            23.15
                            18.79
                            15.40
AST Money Market           $ 1.00
                             1.00
                             1.00
                             1.00
                             1.00
AST Neuberger Berman       $13.32
  Mid-Cap Value             13.16
                            15.15
                            12.83
                            11.94
AST AIM Balanced           $15.24
                            14.13
                            13.64
                            13.19
                            12.53

--------------------------------------------------------------------------------
 (1) Annualized.

 * For 1999, includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan, as described in Note 3 to the Financial Statements.

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------
                                                RATIOS OF EXPENSES
          SUPPLEMENTAL DATA                   TO AVERAGE NET ASSETS*
--------------------------------------   --------------------------------
                                         AFTER ADVISORY   BEFORE ADVISORY     RATIO OF NET
             NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER      INVESTMENT INCOME
    TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE     (LOSS) TO AVERAGE
    RETURN    (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT       NET ASSETS
    ------   -------------   ---------   --------------   ---------------   -----------------
    64.13%    $  770,512       159%           1.18%            1.18%              0.18%
    20.10%       497,461       117%           1.13%            1.13%              0.69%
    18.15%       412,270       116%           1.15%            1.15%              1.04%
     9.65%       346,211       124%           1.16%            1.26%              0.88%
    10.00%       268,056        59%           1.17%            1.27%              0.88%
    16.09%    $1,498,306        69%           0.92%            0.94%              1.09%
    12.48%     1,181,909        78%           0.91%            0.91%              1.32%
    23.92%       936,986        41%           0.93%            0.93%              1.60%
    18.56%       530,497        43%           0.97%            0.97%              1.92%
    28.91%       288,749        50%           0.99%            0.99%              2.50%
    55.01%    $5,923,778        35%           1.00%            1.04%              0.12%
    68.26%     3,255,658        42%           1.02%            1.04%              0.16%
    28.66%     1,511,602        94%           1.07%            1.08%              0.24%
    28.36%       892,324        79%           1.10%            1.10%              0.25%
    37.98%       431,321       113%           1.12%            1.12%              0.51%
     4.60%    $2,409,157        N/A           0.60%            0.65%              4.52%
     5.14%       967,733        N/A           0.60%            0.66%              4.99%
     5.18%       759,888        N/A           0.60%            0.69%              5.06%
     5.08%       549,470        N/A           0.60%            0.71%              4.87%
     5.05%       344,225        N/A           0.60%            0.72%              5.38%
     5.67%    $  664,383       176%           1.13%            1.13%              0.39%
    (2.33%)      271,968       208%           1.05%            1.05%              1.83%
    26.42%       201,143        91%           0.90%            0.90%              3.34%
    11.53%       123,138        81%           0.93%            0.93%              3.14%
    26.13%       107,399        71%           0.93%            0.93%              4.58%
    20.85%    $  499,571       154%           1.00%            1.00%              2.37%
    12.86%       409,335       139%           1.00%            1.00%              2.55%
    18.28%       357,591       170%           1.03%            1.03%              2.81%
    11.23%       286,479       276%           0.94%            0.94%              2.66%
    22.60%       255,206       161%           0.94%            0.94%              3.28%

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

--------------------------------------------------------------------------------------------
                                                             INCREASE (DECREASE) FROM
                                                              INVESTMENT OPERATIONS
                                                      --------------------------------------
                                          NET ASSET      NET
                               YEAR         VALUE     INVESTMENT   NET REALIZED   TOTAL FROM
                              ENDED       BEGINNING     INCOME     & UNREALIZED   INVESTMENT
        PORTFOLIO          DECEMBER 31,   OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS
-------------------------  ------------   ---------   ----------   ------------   ----------
AST Federated High Yield       1999        $12.65       $ 1.03        $(0.77)       $ 0.26
                               1998         13.11         0.91         (0.57)         0.34
                               1997         12.13         0.75          0.83          1.58
                               1996         11.14         0.56          0.90          1.46
                               1995          9.69         0.38          1.46          1.84
AST T. Rowe Price              1999        $17.47       $ 0.44        $ 1.32        $ 1.76
  Asset Allocation             1998         15.13         0.35          2.38          2.73
                               1997         13.27         0.33          2.03          2.36
                               1996         12.01         0.27          1.28          1.55
                               1995          9.94         0.26          2.02          2.28
AST PIMCO Total                1999        $12.02       $ 0.58        $(0.71)       $(0.13)
  Return Bond                  1998         11.72         0.49          0.56          1.05
                               1997         11.11         0.48          0.58          1.06
                               1996         11.34         0.46         (0.10)         0.36
                               1995          9.75         0.25          1.55          1.80
AST INVESCO Equity             1999        $17.50       $ 0.36        $ 1.61        $ 1.97
  Income                       1998         16.51         0.31          1.81          2.12
                               1997         13.99         0.31          2.84          3.15
                               1996         12.50         0.27          1.79          2.06
                               1995          9.75         0.25          2.65          2.90
AST Janus Small-Cap            1999        $17.61       $(0.03)       $25.03        $25.00
  Growth                       1998         17.81        (0.08)         0.73          0.65
                               1997         16.80        (0.05)         1.06          1.01
                               1996         14.25        (0.03)         2.85          2.82
                               1995         10.84        (0.04)         3.54          3.50
AST T. Rowe Price              1999        $13.39       $ 0.06        $ 3.95        $ 4.01
  International Equity         1998         12.09         0.08          1.59          1.67
                               1997         12.07         0.09          0.08          0.17
                               1996         10.65         0.06          1.44          1.50
                               1995          9.62         0.07          0.99          1.06
AST T. Rowe Price              1999        $11.46       $ 0.33        $(1.25)       $(0.92)
  International Bond           1998         10.11         0.52          0.94          1.46
                               1997         10.90         0.20         (0.57)        (0.37)
                               1996         10.60         0.23          0.38          0.61
                               1995          9.68         0.31          0.75          1.06

-------------------------  -------------------------------------------------

                                    LESS DISTRIBUTIONS
                           -------------------------------------
                                                                   NET ASSET
                            FROM NET    FROM NET                     VALUE
                           INVESTMENT   REALIZED       TOTAL          END
        PORTFOLIO            INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------  ----------   --------   -------------   ---------
AST Federated High Yield     $(0.91)     $(0.08)      $(0.99)       $11.92
                              (0.76)      (0.04)       (0.80)        12.65
                              (0.54)      (0.06)       (0.60)        13.11
                              (0.47)         --        (0.47)        12.13
                              (0.39)         --        (0.39)        11.14
AST T. Rowe Price            $(0.36)     $(0.01)      $(0.37)       $18.86
  Asset Allocation            (0.33)      (0.06)       (0.39)        17.47
                              (0.26)      (0.24)       (0.50)        15.13
                              (0.25)      (0.04)       (0.29)        13.27
                              (0.21)         --        (0.21)        12.01
AST PIMCO Total              $(0.52)     $(0.38)      $(0.90)       $10.99
  Return Bond                 (0.51)      (0.24)       (0.75)        12.02
                              (0.45)         --        (0.45)        11.72
                              (0.28)      (0.31)       (0.59)        11.11
                              (0.21)         --        (0.21)        11.34
AST INVESCO Equity           $(0.32)     $(0.50)      $(0.82)       $18.65
  Income                      (0.32)      (0.81)       (1.13)        17.50
                              (0.26)      (0.37)       (0.63)        16.51
                              (0.24)      (0.33)       (0.57)        13.99
                              (0.15)         --        (0.15)        12.50
AST Janus Small-Cap          $   --      $   --       $   --        $42.61
  Growth                         --       (0.85)       (0.85)        17.61
                                 --          --           --         17.81
                                 --       (0.27)       (0.27)        16.80
                              (0.09)         --        (0.09)        14.25
AST T. Rowe Price            $(0.09)     $(0.64)      $(0.73)       $16.67
  International Equity        (0.14)      (0.23)       (0.37)        13.39
                              (0.07)      (0.08)       (0.15)        12.09
                              (0.08)         --        (0.08)        12.07
                              (0.01)      (0.02)       (0.03)        10.65
AST T. Rowe Price            $(0.71)     $(0.23)      $(0.94)       $ 9.60
  International Bond          (0.03)      (0.08)       (0.11)        11.46
                              (0.16)      (0.26)       (0.42)        10.11
                              (0.14)      (0.17)       (0.31)        10.90
                              (0.14)         --        (0.14)        10.60

--------------------------------------------------------------------------------

 * For 1999, includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan, as described in Note 3 to the Financial Statements.

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------
                                                 RATIOS OF EXPENSES
             SUPPLEMENTAL DATA                 TO AVERAGE NET ASSETS*
    -----------------------------------   --------------------------------
                                          AFTER ADVISORY   BEFORE ADVISORY     RATIO OF NET
              NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER      INVESTMENT INCOME
     TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE     (LOSS) TO AVERAGE
    RETURN     (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT       NET ASSETS
    -------   -------------   ---------   --------------   ---------------   -----------------
      2.00%    $  623,788        39%           0.94%            0.94%               9.09%
      2.61%       595,680        36%           0.95%            0.95%               8.64%
     13.59%       434,420        28%           0.98%            0.98%               8.83%
     13.58%       205,262        43%           1.03%            1.03%               8.02%
     19.57%        83,692        30%           1.11%            1.11%               8.72%
     10.28%    $  447,542        17%           1.07%            1.07%               2.65%
     18.36%       344,197         8%           1.09%            1.09%               2.70%
     18.40%       213,075        10%           1.13%            1.13%               2.95%
     13.14%       120,149        31%           1.20%            1.20%               3.02%
     23.36%        59,399        18%           1.25%            1.29%               3.53%
     (1.09%)   $1,005,763       227%           0.82%            0.82%               5.46%
      9.46%       896,497       231%           0.83%            0.83%               5.24%
      9.87%       572,100       320%           0.86%            0.86%               5.56%
      3.42%       360,010       403%           0.89%            0.89%               5.38%
     18.78%       225,335       124%           0.89%            0.89%               5.95%
     11.74%    $1,048,064        76%           0.93%            0.93%               2.10%
     13.34%       831,482        67%           0.93%            0.93%               2.17%
     23.33%       602,105        73%           0.95%            0.95%               2.54%
     17.09%       348,680        58%           0.98%            0.98%               2.83%
     30.07%       176,716        89%           0.98%            0.98%               3.34%
    141.96%    $1,443,211       116%           1.08%            1.08%              (0.46%)
      3.49%       285,847       100%           1.12%            1.12%              (0.53%)
      6.01%       278,258        77%           1.13%            1.13%              (0.32%)
     20.05%       220,068        69%           1.16%            1.16%              (0.38%)
     32.56%        90,460        68%           1.22%            1.22%              (0.28%)
     31.95%    $  516,824        29%           1.26%            1.26%               0.47%
     14.03%       472,161        32%           1.25%            1.25%               0.60%
      1.36%       464,456        19%           1.26%            1.26%               0.71%
     14.17%       402,559        11%           1.30%            1.30%               0.84%
     11.09%       195,667        17%           1.33%            1.33%               1.03%
     (8.33%)   $  138,144       106%           1.11%            1.11%               3.51%
     14.72%       147,973       136%           1.11%            1.11%               4.78%
     (3.42%)      130,408       173%           1.11%            1.11%               4.73%
      5.98%        98,235       241%           1.21%            1.21%               5.02%
     11.10%        45,602       325%           1.53%            1.53%               6.17%

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

--------------------------------------------------------------------------------------------
                                                             INCREASE (DECREASE) FROM
                                                              INVESTMENT OPERATIONS
                                                      --------------------------------------
                                          NET ASSET      NET
                               YEAR         VALUE     INVESTMENT   NET REALIZED   TOTAL FROM
                              ENDED       BEGINNING     INCOME     & UNREALIZED   INVESTMENT
        PORTFOLIO          DECEMBER 31,   OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS
-------------------------  ------------   ---------   ----------   ------------   ----------
AST Neuberger Berman           1999        $17.26       $(0.11)       $ 8.21        $ 8.10
  Mid-Cap Growth               1998         16.61        (0.05)         3.31          3.26
                               1997         14.39         0.01          2.36          2.37
                               1996         12.40         0.01          2.01          2.02
                               1995          9.97         0.04          2.40          2.44
AST Founders Passport          1999        $13.04       $(0.07)       $11.72        $11.65
                               1998         11.78         0.05          1.24          1.29
                               1997         11.63         0.03          0.21          0.24
                               1996         10.33         0.09          1.24          1.33
                               1995(2)      10.00         0.03          0.30          0.33
AST T. Rowe Price              1999        $11.97       $ 0.14        $ 2.67        $ 2.81
  Natural Resources            1998         14.57         0.19         (1.78)        (1.59)
                               1997         14.47         0.14          0.35          0.49
                               1996         11.11         0.05          3.35          3.40
                               1995(2)      10.00         0.04          1.07          1.11
AST PIMCO Limited              1999        $11.08       $ 0.59        $(0.22)       $ 0.37
  Maturity Bond                1998         11.02         0.56          0.03          0.59
                               1997         10.81         0.55          0.22          0.77
                               1996         10.47         0.56         (0.15)         0.41
                               1995(2)      10.00         0.05          0.42          0.47
AST Oppenheimer                1999        $16.07       $(0.07)       $ 4.85        $ 4.78
  Large-Cap Growth             1998         12.62        (0.10)         3.55          3.45
                               1997         10.99        (0.05)         1.68          1.63
                               1996(3)      10.00        (0.01)         1.00          0.99
AST Janus Overseas             1999        $13.74       $(0.03)       $11.39        $11.36
  Growth                       1998         11.87         0.04          1.88          1.92
                               1997(4)      10.00         0.02          1.85          1.87
AST American Century           1999        $13.47       $ 0.09        $ 2.84        $ 2.93
  Income & Growth              1998         12.23         0.11          1.38          1.49
                               1997(4)      10.00         0.07          2.16          2.23
AST American Century           1999        $13.66       $ 0.20        $ 1.56        $ 1.76
  Strategic Balanced           1998         11.34         0.11          2.29          2.40
                               1997(4)      10.00         0.11          1.23          1.34

-------------------------  -------------------------------------------------

                                    LESS DISTRIBUTIONS
                           -------------------------------------
                                                                   NET ASSET
                            FROM NET    FROM NET                     VALUE
                           INVESTMENT   REALIZED       TOTAL          END
        PORTFOLIO            INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------  ----------   --------   -------------   ---------
AST Neuberger Berman         $   --      $(1.33)      $(1.33)       $24.03
  Mid-Cap Growth              (0.01)      (2.60)       (2.61)        17.26
                              (0.02)      (0.13)       (0.15)        16.61
                              (0.03)         --        (0.03)        14.39
                              (0.01)         --        (0.01)        12.40
AST Founders Passport        $(0.03)     $(0.03)      $(0.06)       $24.63
                              (0.03)         --        (0.03)        13.04
                              (0.08)      (0.01)       (0.09)        11.78
                              (0.03)         --        (0.03)        11.63
                                 --          --           --         10.33
AST T. Rowe Price            $(0.18)     $(1.44)      $(1.62)       $13.16
  Natural Resources           (0.14)      (0.87)       (1.01)        11.97
                              (0.07)      (0.32)       (0.39)        14.57
                              (0.02)      (0.02)       (0.04)        14.47
                                 --          --           --         11.11
AST PIMCO Limited            $(0.61)     $   --       $(0.61)       $10.84
  Maturity Bond               (0.53)         --        (0.53)        11.08
                              (0.56)         --        (0.56)        11.02
                              (0.05)      (0.02)       (0.07)        10.81
                                 --          --           --         10.47
AST Oppenheimer              $   --      $(1.90)      $(1.90)       $18.95
  Large-Cap Growth               --          --           --         16.07
                                 --          --           --         12.62
                                 --          --           --         10.99
AST Janus Overseas           $   --      $   --       $   --        $25.10
  Growth                      (0.05)         --        (0.05)        13.74
                                 --          --           --         11.87
AST American Century         $(0.11)     $(0.64)      $(0.75)       $15.65
  Income & Growth             (0.07)      (0.18)       (0.25)        13.47
                                 --          --           --         12.23
AST American Century         $(0.12)     $   --       $(0.12)       $15.30
  Strategic Balanced          (0.08)         --        (0.08)        13.66
                                 --          --           --         11.34

--------------------------------------------------------------------------------
(1) Annualized.
(2) Commenced operations on May 2, 1995.
(3) Commenced operations on May 2, 1996.
(4) Commenced operations on January 2, 1997.
 * For 1999, includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan, as described in Note 3 to the Financial Statements.

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------
                                                 RATIOS OF EXPENSES
           SUPPLEMENTAL DATA                   TO AVERAGE NET ASSETS*
---------------------------------------   --------------------------------
                                          AFTER ADVISORY   BEFORE ADVISORY     RATIO OF NET
              NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER      INVESTMENT INCOME
     TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE     (LOSS) TO AVERAGE
    RETURN     (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT       NET ASSETS
    -------   -------------   ---------   --------------   ---------------   -----------------
     51.37%    $  394,325       148%          1.13%             1.13%             (0.71%)
     20.65%       261,792       228%          1.07%             1.07%             (0.34%)
     16.68%       185,050       305%          0.99%             0.99%              0.07%
     16.34%       136,247       156%          1.01%             1.01%              0.24%
     24.42%        45,979        84%          1.17%             1.17%              0.70%
     89.71%    $  217,397       309%          1.29%             1.29%             (0.54%)
     10.92%       119,997        46%          1.30%             1.30%              0.32%
      2.03%       117,938        73%          1.35%             1.35%              0.43%
     12.91%       117,643       133%          1.36%             1.36%              1.25%
      3.30%        28,455         4%          1.46%(1)          1.46%(1)           0.94%(1)
     28.11%    $  102,225        72%          1.16%             1.16%              1.11%
    (11.83%)       74,126        55%          1.16%             1.16%              1.14%
      3.39%       111,954        44%          1.16%             1.16%              0.98%
     30.74%        88,534        31%          1.30%             1.30%              1.08%
     11.10%         9,262         2%          1.35%(1)          1.80%(1)           1.28%(1)
      3.37%    $  406,604       178%          0.86%             0.86%              5.51%
      5.72%       349,707       263%          0.86%             0.86%              5.70%
      7.46%       288,642        54%          0.88%             0.88%              5.71%
      3.90%       209,013       247%          0.89%             0.89%              5.69%
      4.70%       161,940       205%          0.89%(1)          0.89%(1)           4.87%(1)
     33.91%    $  364,454       316%          1.11%             1.11%             (0.50%)
     27.34%       300,924       252%          1.22%             1.22%             (0.70%)
     14.83%       235,648       219%          1.23%             1.23%             (0.59%)
      9.90%        48,790        77%          1.33%(1)          1.33%(1)          (0.56%)(1)
     82.68%    $1,551,045        76%          1.23%             1.23%             (0.18%)
     16.22%       607,206        97%          1.27%             1.27%              0.32%
     18.70%       255,705        94%          1.35%(1)          1.35%(1)           0.36%(1)
     22.98%    $  360,630       125%          0.98%             0.98%              0.86%
     12.27%       189,871        87%          1.00%             1.00%              1.05%
     22.30%       117,438        81%          1.23%(1)          1.23%(1)           1.24%(1)
     12.97%    $  216,748       104%          1.10%             1.10%              1.93%
     21.29%        91,043        95%          1.16%             1.13%              1.68%
     13.40%        28,947        76%          1.25%(1)          1.35%(1)           2.02%(1)

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

---------------------------------------------------------------------------------------------
                                                              INCREASE (DECREASE) FROM
                                                               INVESTMENT OPERATIONS
                                                       --------------------------------------
                                           NET ASSET      NET
                                YEAR         VALUE     INVESTMENT   NET REALIZED   TOTAL FROM
                               ENDED       BEGINNING     INCOME     & UNREALIZED   INVESTMENT
        PORTFOLIO           DECEMBER 31,   OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS
--------------------------  ------------   ---------   ----------   ------------   ----------
AST American Century            1999        $13.66       $(0.04)       $ 8.88        $ 8.84
  International Growth          1998         11.52         0.03          2.12          2.15
                                1997(4)      10.00        (0.03)         1.55          1.52
AST T. Rowe Price Small         1999        $11.44       $ 0.08        $(0.03)       $ 0.05
  Company Value                 1998         12.88         0.09         (1.42)        (1.33)
                                1997(4)      10.00         0.06          2.82          2.88
AST Marsico Capital Growth      1999        $14.20       $(0.03)       $ 7.48        $ 7.45
                                1998         10.03           --          4.17          4.17
                                1997(5)      10.00         0.01          0.02          0.03
AST Cohen & Steers Realty       1999        $ 8.41       $ 0.33        $(0.15)       $ 0.18
                                1998(6)      10.00         0.28         (1.87)        (1.59)
AST Lord Abbett                 1999        $ 9.99       $(0.03)       $ 0.91        $ 0.88
  Small Cap Value               1998(6)      10.00        (0.01)           --         (0.01)
AST Bankers Trust               1999        $12.78       $ 0.08        $ 2.56        $ 2.64
  Managed Index 500             1998(6)      10.00         0.06          2.72          2.78
AST Kemper Small-Cap
  Growth                        1999(7)     $10.00       $(0.05)       $ 5.64        $ 5.59
AST MFS Global Equity           1999(8)     $10.00       $ 0.01        $ 1.02        $ 1.03
AST MFS Growth                  1999(8)     $10.00       $ 0.01        $ 1.29        $ 1.30
AST MFS
  Growth with Income            1999(8)     $10.00       $ 0.01        $ 0.51        $ 0.52

--------------------------  -------------------------------------------------

                                     LESS DISTRIBUTIONS
                            -------------------------------------
                                                                    NET ASSET
                             FROM NET    FROM NET                     VALUE
                            INVESTMENT   REALIZED       TOTAL          END
        PORTFOLIO             INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
--------------------------  ----------   --------   -------------   ---------
AST American Century          $   --      $(0.10)      $(0.10)       $22.40
  International Growth         (0.01)         --        (0.01)        13.66
                                  --          --           --         11.52
AST T. Rowe Price Small       $(0.10)     $   --       $(0.10)       $11.39
  Company Value                (0.05)      (0.06)       (0.11)        11.44
                                  --          --           --         12.88
AST Marsico Capital Growth    $(0.01)     $(0.01)      $(0.02)       $21.63
                                  --          --           --         14.20
                                  --          --           --         10.03
AST Cohen & Steers Realty     $(0.23)     $   --       $(0.23)       $ 8.36
                                  --          --           --          8.41
AST Lord Abbett               $   --      $   --       $   --        $10.87
  Small Cap Value                 --          --           --          9.99
AST Bankers Trust             $(0.06)     $(0.40)      $(0.46)       $14.96
  Managed Index 500               --          --           --         12.78
AST Kemper Small-Cap
  Growth                      $   --      $   --       $   --        $15.59
AST MFS Global Equity         $   --      $   --       $   --        $11.03
AST MFS Growth                $   --      $   --       $   --        $11.30
AST MFS
  Growth with Income          $   --      $   --       $   --        $10.52

--------------------------------------------------------------------------------
(1) Annualized.
(4) Commenced operations on January 2, 1997.
(5) Commenced operations on December 22, 1997.
(6) Commenced operations on January 2, 1998.
(7) Commenced operations on January 4, 1999.
(8) Commenced operations on October 18, 1999.
 * For 1999, includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan, as described in Note 3 to the Financial Statements.

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------
                                            RATIO OF EXPENSES
        SUPPLEMENTAL DATA                 TO AVERAGE NET ASSETS*
----------------------------------   --------------------------------
                                     AFTER ADVISORY   BEFORE ADVISORY     RATIO OF NET
         NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER      INVESTMENT INCOME
TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE     (LOSS) TO AVERAGE
RETURN    (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT       NET ASSETS
------   -------------   ---------   --------------   ---------------   -----------------
 65.20%   $  154,226       112%           1.50%            1.50%              (0.32%)
 18.68%       77,733       220%           1.65%            1.65%               0.10%
 15.10%       33,125       171%           1.75%(1)         1.75%(1)           (0.58%)(1)
  0.58%   $  261,493        26%           1.11%            1.11%               0.64%
(10.53%)     304,072        10%           1.11%            1.11%               0.93%
 28.80%      199,896         7%           1.16%(1)         1.16%(1)            1.20%(1)
 52.58%   $1,723,736       115%           1.08%            1.08%              (0.25%)
 41.59%      594,966       213%           1.11%            1.11%               0.16%
  0.30%        7,299         --           1.00%(1)         1.00%(1)            3.62%(1)
  2.26%   $   56,697        51%           1.27%            1.27%               4.95%
(16.00%)      33,025        18%           1.30%(1)         1.30%(1)            5.02%(1)
  8.81%   $   74,192        85%           1.24%            1.24%              (0.36%)
 (0.10%)      41,788        58%           1.31%(1)         1.31%(1)           (0.21%)(1)
 21.23%   $  633,567       101%           0.79%            0.77%               0.74%
 27.90%      289,551       162%           0.80%(1)         0.86%(1)            1.07%(1)
 55.90%   $  841,984       133%           1.14%(1)         1.14%(1)           (0.67%)(1)
 10.40%   $    1,291       142%           1.75%(1)         2.11%(1)            0.75%(1)
 13.00%   $    4,868        60%           1.35%(1)         1.35%(1)            0.76%(1)
  5.20%   $    8,757         6%           1.23%(1)         1.23%(1)            1.45%(1)

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

--------------------------------------------------------------------------------
1.  ORGANIZATION

American Skandia Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 1999, issued 31 classes of shares of beneficial interest: AST AIM International Equity Portfolio ("AIM International Equity") (formerly, AST Putnam International Equity Portfolio), AST Lord Abbett Growth and Income Portfolio ("Growth and Income"), AST JanCap Growth Portfolio ("JanCap Growth"), AST Money Market Portfolio ("Money Market"), AST Neuberger Berman Mid-Cap Value Portfolio ("Mid-Cap Value"), AST AIM Balanced Portfolio ("Balanced") (formerly, AST Putnam Balanced Portfolio), AST Federated High Yield Portfolio ("High Yield"), AST T. Rowe Price Asset Allocation Portfolio ("Asset Allocation"), AST PIMCO Total Return Bond Portfolio ("Total Return Bond"), AST INVESCO Equity Income Portfolio ("Equity Income"), AST Janus Small-Cap Growth Portfolio ("Janus Small-Cap Growth") (formerly, Founders Capital Appreciation Portfolio), AST T. Rowe Price International Equity Portfolio ("T. Rowe International Equity"), AST T. Rowe Price International Bond Portfolio ("International Bond"), AST Neuberger Berman Mid-Cap Growth Portfolio ("Mid-Cap Growth"), AST Founders Passport Portfolio ("Passport"), AST T. Rowe Price Natural Resources Portfolio ("Natural Resources"), AST PIMCO Limited Maturity Bond Portfolio ("Limited Maturity Bond"), AST Oppenheimer Large-Cap Growth Portfolio ("Large-Cap Growth"), AST Janus Overseas Growth Portfolio ("Overseas Growth"), AST American Century Income & Growth Portfolio ("Income & Growth") (formerly, AST Putnam Value Growth & Income), AST American Century Strategic Balanced Portfolio ("Strategic Balanced"), AST American Century International Growth Portfolio ("International Growth"), AST T. Rowe Price Small Company Value Portfolio ("Small Company Value"), AST Marsico Capital Growth Portfolio ("Capital Growth"), AST Cohen & Steers Realty Portfolio ("Realty"), AST Lord Abbett Small Cap Value Portfolio ("Small Cap Value"), AST Bankers Trust Managed Index 500 Portfolio ("Managed Index 500"), AST Kemper Small-Cap Growth Portfolio ("Kemper Small-Cap Growth"), AST MFS Global Equity Portfolio ("Global Equity"), AST MFS Growth Portfolio ("MFS Growth"), and AST MFS Growth with Income Portfolio ("Growth with Income") (collectively the "Portfolios").

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust, in conformity with generally accepted accounting principles, in the preparation of its financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation

Portfolio securities are valued at the close of trading on the New York Stock Exchange. Equity securities are valued generally at the last reported sales price on the securities exchange on which they are primarily traded, or at the last reported sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices.

--------------------------------------------------------------------------------

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Debt securities of Money Market are valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. For Portfolios other than Money Market, debt securities which mature in 60 days or less are valued at cost (or market value 60 days prior to maturity), adjusted for amortization to maturity of any premium or discount.

Securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees. At December 31, 1999, there were no securities valued in accordance with such procedures.

Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than portfolio securities, resulting from changes in exchange rates.

Foreign Currency Exchange Contracts

A foreign currency exchange contract ("FCEC") is a commitment to purchase or sell a specified amount of a foreign currency at a specified future date, in exchange for either a specified amount of another foreign currency or U.S. dollars.

FCECs are valued at the forward exchange rates applicable to the underlying currencies, and changes in market value are recorded as unrealized gains and losses until the contract settlement date.

Risks could arise from entering into FCECs if the counterparties to the contracts were unable to meet the terms of their contracts. In addition, the use of FCECs may not only hedge against losses on securities denominated in foreign currency, but may also reduce potential gains on securities from favorable movements in exchange rates.

Futures Contracts and Options

A financial futures contract calls for delivery of a particular security at a specified price and future date. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future date. Such contracts require an initial margin deposit, in cash or cash equivalents, equal to

--------------------------------------------------------------------------------

a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Portfolio each day, depending on the daily change in the value of the contract. Futures contracts are valued based on their quoted daily settlement prices. Fluctuations in value are recorded as unrealized gains and losses until such time that the contracts are terminated.

An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy (in the case of a call option) or sell (in the case of a put option) the underlying security of the contract. The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the option's value. The premium received from writing options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed is offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

Risks could arise from entering into futures and written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or securities values.

Repurchase Agreements

A repurchase agreement is a commitment to purchase government securities from a seller who agrees to repurchase the securities at an agreed-upon price and date. The excess of the resale price over the purchase price determines the yield on the transaction. Under the terms of the agreement, the market value, including accrued interest, of the government securities will be at least equal to their repurchase price. Repurchase agreements are recorded at cost, which, combined with accrued interest, approximates market value.

Repurchase agreements entail a risk of loss in the event that the seller defaults on its obligation to repurchase the securities. In such case, the Portfolio may be delayed or prevented from exercising its right to dispose of the securities.

Reverse Repurchase Agreements

A reverse repurchase agreement involves the sale of portfolio securities together with an agreement to repurchase the same securities at an agreed-upon price and date. It may be viewed as a borrowing of money and the difference between the cost of repurchase and proceeds from sale determines the effective interest rate on the transaction. Reverse repurchase agreements are recorded as a liability equal to the amount of cash received plus the effective interest that is payable to the buyer of the securities.

Reverse repurchase agreements bear a risk of loss in the event that the buyer of the securities is unable to sell back the securities to the Portfolio. In such case, the Portfolio's use of proceeds under the agreement may be restricted.

Swap Agreements

A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or "basket" of securities representing

--------------------------------------------------------------------------------

a particular index. The gross returns to be exchanged or "swapped" between the parties are calculated based on a "notional amount", which, each business day, is valued to determine each party's obligation under the contract. Fluctuations in value are recorded as unrealized gains and losses during the term of the contract.

Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa.

Risks could arise from entering into swap agreements from the potential inability of counterparties to meet the terms of their contracts, and from the potential inability to enter into a closing transaction. It is possible that developments in the swaps market, including potential governmental regulation, could affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Securities Loans

Each Portfolio may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least equal to the market value of the securities lent. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity.

Interest income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent.

Lending securities involves certain risks, including the risk that the Portfolio may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

--------------------------------------------------------------------------------

At December 31, 1999, securities lending activities are summarized as follows:

                                                          MARKET VALUE
                                                         OF SECURITIES      MARKET VALUE     INCOME FROM
PORTFOLIO                                                   ON LOAN        OF COLLATERAL      LENDING*
---------                                                --------------    --------------    -----------
Growth and Income......................................  $  345,689,001    $  347,434,005     $108,848
JanCap Growth..........................................   1,502,959,721     1,525,148,321      540,583
Mid-Cap Value..........................................     128,169,342       130,094,329       38,423
Balanced...............................................      82,617,534        81,439,050       30,402
High Yield.............................................      23,405,225        24,630,100       26,396
Asset Allocation.......................................      58,011,616        59,448,883       15,852
Equity Income..........................................     125,190,251       128,216,670       60,347
Janus Small-Cap Growth.................................     265,654,785       272,040,500      606,473
Mid-Cap Growth.........................................     128,909,312       130,027,941       66,012
Natural Resources......................................      21,660,027        21,980,432        7,342
Large-Cap Growth.......................................     109,009,098       111,632,102       31,890
Income & Growth........................................      87,533,080        88,952,431       15,745
Strategic Balanced.....................................      43,788,765        44,750,958        9,027
Small Company Value....................................       4,687,750         5,047,000        9,830
Capital Growth.........................................     415,438,834       415,384,697      125,598
Realty.................................................       3,113,337         3,206,200        1,431
Small Cap Value........................................       6,151,653         6,337,680       12,083
Managed Index 500......................................     133,100,156       135,956,790       23,978
Kemper Small-Cap Growth................................     146,998,021       140,176,624      186,759

---------------
* Income earned for the period is included in interest income on the Statements of Operations.

Investment Transactions and Investment Income

Securities transactions are accounted for on the trade date. Realized gains and losses from securities sold are recognized on the specific identification basis. Dividend income is recorded on the ex-dividend date. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date or, if such information is not available, as soon as reliable information is available from the Trust's sources. Interest income is recorded on the accrual basis and includes the accretion of discount and amortization of premium.

Expenses

Each Portfolio is charged for expenses that are directly attributable to it. Common expenses of the Trust are allocated to the Portfolios in proportion to their net assets.

--------------------------------------------------------------------------------

Distributions to Shareholders

Dividends, if any, from net investment income are declared and paid at least annually by all Portfolios other than Money Market. In the case of Money Market, dividends are declared daily and paid monthly. Net realized gains from investment transactions, if any, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

3.  AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolios have entered into investment management agreements with American Skandia Investment Services, Inc. (the "Investment Manager") which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisors for their respective Portfolios:
A I M Capital Management, Inc. for AIM International Equity and Balanced; Lord Abbett & Co. for Growth and Income and Small Cap Value; Janus Capital Corporation for JanCap Growth, Janus Small-Cap Growth, and Overseas Growth; J.
P. Morgan Investment Management, Inc. for Money Market; Federated Investment Counseling for High Yield; T. Rowe Price Associates, Inc. for Asset Allocation, Natural Resources, and Small Company Value; Pacific Investment Management Co. for Total Return Bond and Limited Maturity Bond; INVESCO Funds Group, Inc. for Equity Income; Founders Asset Management, Inc. for Passport; Rowe Price-Fleming International, Inc., a United Kingdom Corporation, for T. Rowe International Equity and International Bond; Neuberger Berman Management, Inc. for Mid-Cap Value and Mid-Cap Growth; OppenheimerFunds, Inc. for Large-Cap Growth; American Century Investment Management, Inc. for Income & Growth, Strategic Balanced, and International Growth; Marsico Capital Management, LLC for Capital Growth; Cohen & Steers Capital Management, Inc. for Realty; Bankers Trust Co. for Managed Index 500; Scudder Kemper Investments, Inc. for Kemper Small-Cap Growth; and Massachusetts Financial Services Co. for Global Equity, MFS Growth, and Growth with Income.

The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of 1.00%, .75%, .90%, .50%, .90%, .75%, .75%, .85%, .65%, .75%,
 .90%, 1.00%, .80%, .90%, 1.00%, .90%, .65%, .90%, 1.00%, .75%, .85%, 1.00%,
 .90%, .90%, 1.00%, .95%, .60%, .95%, 1.00%, .90%, and .90% of the average daily net assets of the AIM International Equity, Growth and Income, JanCap Growth, Money Market, Mid-Cap Value, Balanced, High Yield, Asset Allocation, Total Return Bond, Equity Income, Janus Small-Cap Growth, T. Rowe International Equity, International Bond, Mid-Cap Growth, Passport, Natural Resources, Limited Maturity Bond, Large-Cap Growth, Overseas Growth, Income & Growth, Strategic Balanced, International Growth, Small Company Value, Capital Growth, Realty, Small Cap Value, Managed Index 500, Kemper Small-Cap Growth, Global Equity, MFS Growth, and Growth with Income Portfolios, respectively. The fees for AIM International Equity are at the rate of .85% for average daily net assets in excess of $75 million, for Mid-Cap Value, Mid-Cap Growth, and Large-Cap Growth are at the rate of .85% for average daily net assets in excess of $1 billion, for Balanced are at the rate of .70% for average daily net assets in excess of $300 million, and for Kemper Small-Cap Growth are at the rate of .90% for average daily net assets in excess of $1 billion. During the period ended December 31, 1999, the Investment Manager voluntarily waived .05% from its fee for the Money Market Portfolio and .05% from its fee for the JanCap Growth and Growth and Income Portfolios on average daily net assets in excess of $1 billion.

--------------------------------------------------------------------------------

The Investment Manager pays each Sub-advisor a fee, computed daily and paid monthly, based on an annual rate of .65%, .50%, .60%, .25%, .50%, .45%, .50%,
 .50%, .30%, .50%, .50%, .75%, .40%, .45%, .60%, .60%, .30%, .35%, .65%, .45%,
 .50%, .70%, .60%, .45%, .60%, .50%, .17%, .50%, .425%, .40%, and .40% of the
average daily net assets of the AIM International Equity, Growth and Income, JanCap Growth, Money Market, Mid-Cap Value, Balanced, High Yield, Asset Allocation, Total Return Bond, Equity Income, Janus Small-Cap Growth, T. Rowe International Equity, International Bond, Mid-Cap Growth, Passport, Natural Resources, Limited Maturity Bond, Large-Cap Growth, Overseas Growth, Income & Growth, Strategic Balanced, International Growth, Small Company Value, Capital Growth, Realty, Small Cap Value, Managed Index 500, Kemper Small-Cap Growth, Global Equity, MFS Growth, and Growth with Income Portfolios, respectively. The Sub-advisors for the JanCap Growth, Money Market, Janus Small-Cap Growth, and T. Rowe International Equity Portfolios are currently voluntarily waiving a portion of their fee payable by the Investment Manager. The annual rates of the fees payable by the Investment Manager to the Sub-advisors of all Portfolios, other than International Bond, Capital Growth, and Small Cap Value are reduced for Portfolio net assets in excess of specified levels.

On April 21, 1999, the Board of Trustees of the Trust approved changes in Sub-advisor for AST Putnam International Equity Portfolio, AST Putnam Balanced Portfolio, and AST Putnam Value Growth & Income Portfolio. On May 4, 1999, A I M Capital Management, Inc. became Sub-advisor to Putnam International Equity Portfolio (currently, AST AIM International Equity Portfolio) and AST Putnam Balanced Portfolio (currently, AST AIM Balanced Portfolio) and American Century Investment Management, Inc. became Sub-advisor to AST Putnam Value Growth & Income Portfolio (currently, AST American Century Income & Growth Portfolio). These changes were approved by shareholder vote on September 30, 1999.

By the terms of the Investment Management Agreement, during the year ended December 31, 1999, the Investment Manager reimbursed Money Market in the amount of $28,308 to prevent its expenses from exceeding an annual rate of .60% of average daily net assets. In addition, the Investment Manager voluntarily reimbursed Global Equity in the amount of $599. Voluntary payments of Portfolio expenses by the Investment Manager are subject to reimbursement by the Portfolio within the two-year period following such payments. During the year ended December 31, 1999, Managed Index 500 paid $72,940 as reimbursement to the Investment Manager.

The Trust has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the Investment Company Act of 1940. The Plan permits American Skandia Marketing, Incorporated ("ASMI") to receive brokerage commissions in connection with purchases and sales of securities by the Portfolios, and to use these commissions to promote the sale of variable contracts, the premiums for which are invested in shares of the Trust. Under the Plan, securities transactions for a Portfolio may be directed to certain brokers for execution ("clearing brokers") who have agreed to pay part of the brokerage commissions received on these transactions to ASMI for "introducing" transactions to the clearing broker. In turn, ASMI uses the brokerage commissions received as an introducing broker to pay various distribution-related expenses, such as advertising, printing of sales materials, and payments to dealers.

Commissions received by ASMI under the Plan are reflected in the cost of securities purchased and the proceeds from the sale of securities. These commissions are shown in the Statements of Operations as "Distribution Fees" and a corresponding reduction "Fees Paid Indirectly". Net expenses of the Portfolios are unaffected by these commissions. From July 28, 1999 to December 31, 1999, commissions received by ASMI totaled $1,548,081.

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The Trust has entered into an agreement with American Skandia Life Assurance
Corporation ("ASLAC") pursuant to which it pays ASLAC a shareholder servicing fee at an annual rate of .10% of each Portfolio's average daily net assets.

Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees.

4.  TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including any net realized gains on investments, to shareholders. Accordingly, no provision for federal income or excise tax has been made.

Income and capital gains of the Portfolios are determined in accordance with both tax regulations and generally accepted accounting principles. Such may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. Temporary differences that result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.

Capital Loss Carryforwards

At December 31, 1999, the following Portfolios had, for federal income tax purposes, capital loss carryforwards available to offset future net realized capital gains.

                                                                     EXPIRATION DECEMBER 31,
                                                          ---------------------------------------------
                                             AMOUNT         2004      2005       2006          2007
                                           -----------    --------    ----    ----------    -----------
High Yield...............................  $ 3,504,698    $     --    $--     $       --    $ 3,504,698
Total Return Bond........................   23,034,821          --     --             --     23,034,821
International Bond.......................    1,753,510          --     --             --      1,753,510
Limited Maturity Bond....................    1,947,158     496,087     --             --      1,451,071
Realty...................................    2,479,752          --     --        569,675      1,910,077
Small Cap Value..........................    1,275,730          --     --      1,275,730             --
Growth...................................        1,705          --     --             --          1,705
Growth with Income.......................        1,855          --     --             --          1,855

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5.  PORTFOLIO SECURITIES

Purchases and sales of securities, other than short-term obligations, during the year ended December 31, 1999, were as follows ($ in thousands):

                                                   U.S. GOVERNMENT SECURITIES        OTHER SECURITIES
                                                   --------------------------    ------------------------
                                                    PURCHASES        SALES       PURCHASES       SALES
                                                   -----------    -----------    ----------    ----------
AIM International Equity.........................  $       --     $       --     $  830,587    $  893,771
Growth and Income................................          --             --      1,031,937       891,206
JanCap Growth....................................          --             --      2,139,068     1,318,833
Mid-Cap Value....................................          --             --      1,312,090       927,638
Balanced.........................................     114,207        114,379        496,669       470,733
High Yield.......................................          --             --        283,625       236,080
Asset Allocation.................................      46,316         25,551        108,439        36,658
Total Return Bond................................   2,276,625      2,188,256        567,799       221,645
Equity Income....................................      16,907         13,814        719,471       579,175
Janus Small-Cap Growth...........................          --             --        940,218       614,224
T. Rowe International Equity.....................          --             --        126,137       205,677
International Bond...............................          --             --        147,805       173,204
Mid-Cap Growth...................................          --             --        362,756       352,625
Passport.........................................          --             --        387,655       369,225
Natural Resources................................          --             --         73,597        64,443
Limited Maturity Bond............................     545,870        614,377        258,923        90,401
Large-Cap Growth.................................          --             --        837,731       829,951
Overseas Growth..................................          --             --        805,402       590,590
Income & Growth..................................          --             --        404,614       302,722
Strategic Balanced...............................      48,041         18,940        225,910       143,628
International Growth.............................          --             --        127,603       108,167
Small Company Value..............................          --             --         69,754       105,500
Capital Growth...................................          --             --      1,811,015     1,159,407
Realty...........................................          --             --         51,289        24,220
Small Cap Value..................................          --             --         72,376        45,254
Managed Index 500................................       4,499             --        677,310       409,735
Kemper Small-Cap Growth..........................          --             --        984,665       553,208
Global Equity....................................          --             --          2,444         1,456
MFS Growth.......................................          --             --          4,614         1,737
Growth with Income...............................          --             --          7,225           326

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At December 31, 1999, the cost and unrealized appreciation or depreciation in value of the investments owned by the Portfolios, for federal income tax purposes, were as follows ($ in thousands):

                                                                   GROSS           GROSS        NET UNREALIZED
                                                  AGGREGATE      UNREALIZED      UNREALIZED      APPRECIATION
                                                     COST       APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                                  ----------    ------------    ------------    --------------
AIM International Equity........................  $  479,131     $  291,300       $ (4,890)       $  286,410
Growth and Income...............................   1,289,787        264,942        (56,547)          208,395
JanCap Growth...................................   3,004,795      2,975,642        (58,268)        2,917,374
Mid-Cap Value...................................     662,886         75,118        (67,089)            8,029
Balanced........................................     423,115         82,645        (11,647)           70,998
High Yield......................................     669,859          8,226        (65,679)          (57,453)
Asset Allocation................................     358,845        116,902        (19,700)           97,202
Total Return Bond...............................   1,174,514          1,631        (35,283)          (33,652)
Equity Income...................................     894,678        199,874        (52,295)          147,579
Janus Small-Cap Growth..........................     823,143        627,888        (13,090)          614,798
T. Rowe International Equity....................     336,281        180,018        (16,054)          163,964
International Bond..............................     137,466          3,365        (11,770)           (8,405)
Mid-Cap Growth..................................     256,683        153,860         (3,623)          150,237
Passport........................................     168,191         63,381         (3,678)           59,703
Natural Resources...............................     101,596         14,214        (11,910)            2,304
Limited Maturity Bond...........................     423,020          1,594         (6,730)           (5,136)
Large-Cap Growth................................     268,563        102,749         (7,121)           95,628
Overseas Growth.................................     829,900        722,419         (5,816)          716,603
Income & Growth.................................     314,295         56,650        (14,504)           42,146
Strategic Balanced..............................     199,009         24,724         (7,744)           16,980
International Growth............................      93,229         62,751         (1,088)           61,663
Small Company Value.............................     297,967         26,067        (63,651)          (37,584)
Capital Growth..................................   1,152,263        570,809         (6,374)          564,435
Realty..........................................      63,651          2,749         (7,578)           (4,829)
Small Cap Value.................................      69,584         10,980         (5,111)            5,869
Managed Index 500...............................     553,250        102,141        (33,006)           69,135
Kemper Small-Cap Growth.........................     509,676        355,934        (20,102)          335,832
Global Equity...................................       1,113            134            (30)              104
MFS Growth......................................       4,281            419            (53)              366
Growth with Income..............................       7,683            450           (178)              272

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--------------------------------------------------------------------------------

6.  WRITTEN OPTIONS TRANSACTIONS

Written options transactions, during the year ended December 31, 1999, were as follows ($ in thousands):

                                                             BALANCED              TOTAL RETURN BOND
                                                      ----------------------    -----------------------
                                                      NUMBER OF                 NUMBER OF
                                                      CONTRACTS     PREMIUM     CONTRACTS     PREMIUM
                                                      ---------    ---------    ---------    ----------
Balance at beginning of year........................       --      $      --      26,230     $  638,678
Written.............................................      741        583,730      58,590      2,584,719
Expired.............................................       --             --     (67,420)    (2,315,890)
Exercised...........................................       --             --          --             --
Closed..............................................     (201)      (352,693)       (430)       (45,457)
                                                       ------      ---------     -------     ----------
Balance at end of year..............................      540      $ 231,037      16,970     $  862,050
                                                       ======      =========     =======     ==========

                                                        LIMITED MATURITY BOND        CAPITAL GROWTH
                                                        ----------------------    ---------------------
                                                        NUMBER OF                 NUMBER OF
                                                        CONTRACTS     PREMIUM     CONTRACTS    PREMIUM
                                                        ---------    ---------    ---------    --------
Balance at beginning of year..........................       76      $  13,948         --      $     --
Written...............................................    5,270        203,793      2,970         4,572
Expired...............................................     (156)       (16,096)        --            --
Exercised.............................................     (190)        (4,180)        --            --
Closed................................................   (5,000)      (197,465)    (2,970)       (4,572)
                                                         ------      ---------     ------      --------
Balance at end of year................................       --      $      --         --      $     --
                                                         ======      =========     ======      ========

At December 31, 1999, Balanced and Total Return Bond had sufficient cash and/or securities at least equal to the value of written options.

7.  LINE OF CREDIT

The Portfolios and other affiliated funds participate in a $100 million unsecured, committed line of credit, provided by a syndication of banks, under a line of credit agreement. Borrowings may be made for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Any borrowings must be repaid within 30 days of their receipt. Interest is charged to each Portfolio, based on its borrowings, at a premium above the Federal Funds Rate. In addition, a commitment fee, equal to an annual rate of .09% of the average daily unused portion of the line of credit, is allocated among the participants at the end of each quarter. As of December 31, 1999, there were no borrowings under the agreement.

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INDEPENDENT AUDITORS' REPORT
The Board of Trustees and Shareholders,
American Skandia Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Skandia Trust (the "Trust") (comprising, respectively, the AST AIM International Equity Portfolio [formerly, AST Putnam International Equity Portfolio], AST Lord Abbett Growth and Income Portfolio, AST JanCap Growth Portfolio, AST Money Market Portfolio, AST Neuberger Berman Mid-Cap Value Portfolio, AST AIM Balanced Portfolio [formerly, AST Putnam Balanced Portfolio], AST Federated High Yield Portfolio, AST T. Rowe Price Asset Allocation Portfolio, AST PIMCO Total Return Bond Portfolio, AST INVESCO Equity Income Portfolio, AST Janus Small-Cap Growth Portfolio [formerly, Founders Capital Appreciation Portfolio], AST T. Rowe Price International Equity Portfolio, AST T. Rowe Price International Bond Portfolio, AST Neuberger Berman Mid-Cap Growth Portfolio, AST Founders Passport Portfolio, AST T. Rowe Price Natural Resources Portfolio, AST PIMCO Limited Maturity Bond Portfolio, AST Oppenheimer Large-Cap Growth Portfolio, AST Janus Overseas Growth Portfolio, AST American Century Income & Growth Portfolio [formerly, AST Putnam Value Growth and Income Portfolio], AST American Century Strategic Balanced Portfolio, AST American Century International Growth Portfolio, AST T. Rowe Price Small Company Value Portfolio, AST Marsico Capital Growth Portfolio, AST Cohen & Steers Realty Portfolio, AST Lord Abbett Small Cap Value Portfolio, AST Bankers Trust Enhanced 500 Portfolio, AST Kemper Small-Cap Growth Portfolio, AST MFS Global Equity Portfolio, AST MFS Growth Portfolio, and AST MFS Growth with Income Portfolio) as of December 31, 1999, and the related statements of operations and changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the Trust's custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting American Skandia Trust, as of December 31, 1999, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
New York, New York
February 11, 2000

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